UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Colin J. Dean, Esq.

Mercer Investments LLC

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2022

Date of Reporting Period: March 31, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Mercer FundsTM

Annual Report

Mercer US Large Cap Equity Fund

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2022

MERCER FUNDS

Mercer US Large Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Index1.

Investment Strategy

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2022, the Fund’s Y-3 share class performance was 8.62% compared to its benchmark, the Russell 1000® Index, return of 13.27%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2022, the Fund employed six sub-advisors: Brandywine Global Investment Management LLC (Brandywine), O’Shaughnessy Asset Management LLC (OSAM), Polen Capital Management LLC (Polen), Jennison Associates LLC (Jennison), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (Macquarie), and Parametric Portfolio Associates LLC (Parametric).

Brandywine, a deep value manager, focuses on cheap stocks that trade at a significant discount to intrinsic value, with strong free cash flows and quality balance sheets.

OSAM is a yield focused quantitative value manager that seeks stocks that rank high based on valuation, quality and shareholder yield.

Polen is a concentrated quality growth manager, focused on finding high quality companies, with sustainable, above-average earnings growth.

Jennison is a growth manager who selects stocks with long-term competitive advantages that are growing earnings faster or longer than the broad market.

Macquarie is a quality value manager who invests in strong, high quality businesses with sound balance sheets and free cash flow generation.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

The US equity rally from pandemic lows continued in the first three quarters of the 2021 fiscal year. It was largely driven by strong economic recovery, robust corporate earnings and loose financial conditions. The environment also presented its challenges with virus variants, a slowdown in China, continuing supply chain disruptions and towards the second half of the year rising commodity prices, soaring inflation, and increasingly hawkish Federal Reserve. With inflation prints reaching 40-year highs and the Federal Reserve signaling its resolve to temper rising prices through monetary tightening, last quarter of the fiscal 2021 year saw US equities closing lower. The Russian invasion of Ukraine at the end of February and subsequent sanctions on Russian economy led to more disruptions in supply chains and created more pressure for energy, food and other commodity prices to move higher.

Mercer US Large Cap Equity Fund

The environment led to significant divergences in performance across different sectors and styles of investing. Energy and metals & mining industries, for example, had greater than 50% returns for the year. On the other hand, the rising rate environment traditionally put more pressure on valuations of companies with high earnings growth characteristics. With rich valuations from exceptional performance from the prior year, these types of stocks entered a challenging environment and significantly lagged stocks with lower valuations.

Within the Russell 1000® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were Energy (65.2%), Real Estate (22.7%), and Utilities (19.3%). The worst performing sectors were Communication Services (-3.2%), Industrials (3.6%) and Consumer Discretionary (5.9%). Information Technology, the largest sector in Russell 1000® Index returned 17.2%. However, excluding the impact of Apple and Microsoft, which combined constitute above 35% of the sector, IT returns were in single digits.

The Mercer US Large Cap Equity Fund lagged the Russell 1000® Index for the period, with value oriented managers, Brandywine, OSAM, and Macquarie outperforming, and growth and higher quality managers, Jennison and Polen underperforming their benchmarks.

Jennison lagged the Russell 1000® Growth Index by 12.38%. In contrast to 2020 when stocks with higher earnings growth characteristics had an exceptionally strong performance, 2021 was marked by change of investor sentiment and sharp decline in stock prices of higher growth, expensively priced businesses. The environment was a major headwind for Jennison. Majority of underperformance came from security selection in Information Technology and Communication Services sectors. Overweight positions to Shopify, Block, Twilio and Match were among largest negative contributors to performance.

Polen lagged the Russell 1000® Growth Index by 8.99%. Significant underperformance of higher growth, more expensively priced stocks was a headwind. Polen’s underperformance in most part came from security selection within Information Technology Sector. Overweight positions to Autodesk, Meta, Paypal and Netflix were among largest negative contributors to performance.

Macquarie outperformed the Russell 1000® Value Index by 1.83%. Macquarie’s outperformance was driven by security selection in a number of sectors such as Information Technology, Consumer Discretionary, Industrials and Consumer Staples. Being underweight to Energy and weaker security selection in Communication Services detracted. The investment environment was favorable as less expensively priced companies with relatively strong balance sheets and earnings tended to outperform.

OSAM outperformed the Russell 1000® Value Index by 0.95%. Security selection across a number of sectors such as Industrials, Information Technology, Consumer Staples and Health Care led to outperformance. Security selection in Materials and Financials detracted. OSAM’s higher than index exposure to inexpensive businesses was a tailwind as companies with value characteristics tended to outperform during the period.

Brandywine outperformed the Russell 1000® Value Index by 0.98%. Investments in Information Technology, Materials and Industrials both from allocation as well security selection perspectives were main contributors to returns. Security selection in Financials and Consumer Discretionary detracted. Brandywine’s higher than index exposure to inexpensive businesses was a tailwind as companies with value characteristics tended to outperform during the period.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Mercer US Large Cap Equity Fund

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer US Large Cap Equity Fund

March 31, 2022

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Equity Shares vs. the

Russell 1000® Index

As of March 31, 2022

[1]	Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. The index is unmanaged and cannot be invested in directly

This graph shows the performance of the Mercer US Large Cap Equity Fund Class Y-3 shares versus the Russell 1000® Index from April 1, 2012 through March 31, 2022. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’s web site at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer US Small/Mid Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Index1.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2022, the Fund’s Y-3 share class performance was 3.45% compared to its benchmark, the Russell 2500® Index, return of 0.34%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2022, the Fund employed six sub-advisors: Westfield Capital Management Company (Westfield), GW&K Investment Management LLC (GW&K), Loomis, Sayles & Company, LP (Loomis), LSV Asset Management (LSV), River Road Asset Management (River Road) and Parametric Portfolio Associates LLC (Parametric).

Westfield, a traditional growth manager, employs a fundamental, bottom-up approach, which seeks to identify reasonably priced stocks with high earnings growth potential. A bottom-up approach focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.

GW&K uses a bottom-up fundamental research process in order to identify high quality companies with sustainable long-term earnings growth rates.

Loomis looks to provide a lower volatility approach to high growth investing by seeking companies with high quality business models that have differentiated and sustainable growth opportunities.

LSV, a quantitative value manager, using mathematical and statistical methods, seeks deep value, out-of-favor companies with recent momentum. LSV avoids introducing any judgmental biases or behavioral weaknesses into their investment process.

River Road, a fundamental absolute value manager, seeks to buy stocks at a discount to their fair value and sell them at or in excess of that value, and focuses on purchasing companies that are priced at a modest discount to their absolute value and possess superior fundamental business characteristics.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

The U.S. equity rally from pandemic lows continued in the first three quarters of the 2021 fiscal year. It was largely driven by strong economic recovery, robust corporate earnings and loose financial conditions. The environment also presented its challenges with virus variants, a slowdown in China, continuing supply chain disruptions and towards the second half of the year rising commodity prices, soaring inflation, and increasingly hawkish Federal Reserve. With inflation prints reaching 40-year highs and the Federal Reserve signaling its

Mercer US Small/Mid Cap Equity Fund

resolve to temper rising prices through monetary tightening, last quarter of the fiscal 2021 year saw US equities closing lower. The Russian invasion of Ukraine at the end of February and subsequent sanctions on Russian economy led to more disruptions in supply chains and created more pressure for energy, food and other commodity prices to move higher.

The environment led to significant divergences in performance across different sectors and styles of investing. Energy and metals & mining industries, for example, had greater than 50% returns for the year. On the other hand, the rising rate environment traditionally put more pressure on valuations of companies with high earnings growth characteristics. With rich valuations from exceptional performance from the prior year, these types of stocks entered a challenging environment and significantly lagged stocks with lower valuations.

Within the Russell 2500® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were Energy and Materials with returns of 84.05% and 21.21%, respectively. Underperforming sectors for the fiscal year were Health Care and Consumer Discretionary, with returns of -19.74% and -15.98%, respectively. The top performing industries for the fiscal year were Industrial Conglomerates and Metals & Mining with returns of 51.53% and 42.26%, respectively. The underperforming industries for the fiscal year were Biotechnology and Beverages with returns of -37.00% and -33.81%, respectively.

The Mercer US Small/Mid Cap Equity Fund outperformed the Russell 2500® Index for the period. The Fund’s exposure to quality, value, size from a market capitalization standpoint as well as its lower beta profile were tailwinds towards performance for the year. Security selection, particularly in the health care, consumer staples and consumer discretionary sectors contributed towards performance while selection in the materials and energy sectors detracted from performance for the fiscal year. From an allocation standpoint, the Fund’s overweight position in the information technology sector contributed towards performance while the Fund’s underweight positions in the energy and real estate sectors detracted from performance.

Westfield outperformed the Russell 2500® Growth Index for the fiscal year. The relative outperformance was driven by their valuation bias as well as their exposure to size from a weighted average market capitalization standpoint. In addition, their strong security selection in the health care and financials sectors contributed towards performance for the fiscal year. From an allocation standpoint, their underweight positioning in the consumer discretionary and consumer staples sectors coupled with their overweight positioning in the industrials sector contributed towards performance. Westfield’s underweight positioning in the energy sector detracted from performance for the fiscal year.

Loomis’ exposure to high quality growth coupled with their size exposure from a market capitalization standpoint were tailwinds towards performance versus the Russell 2500® Growth Index. In addition, their strong security selection within the biotechnology and life sciences tools & services industries within the health care sector coupled with their selection in the technology hardware, storage & peripherals, IT services and communications equipment industries within the information technology sector as well as the aerospace & defense industry within the industrials sector contributed towards performance for the fiscal year.

GW&K’s outperformance can be attributed to its exposure to higher quality and size from a market capitalization standpoint. In addition, their strong security selection in the biotechnology industry within the health care sector along with strong selection in the IT services and software industries within the information technology sector drove their performance for the fiscal year.

LSV’s underperformance versus the Russell 2500® Value Index for the period was driven by their allocation decisions being underweight to energy and overweight to the consumer discretionary sector despite their deep value style being in favor, which is evident with its security selection in multiple sectors to include financials, consumer staples, health care, real estate, information technology, consumer discretionary and utilities all contributing towards performance.

Mercer US Small/Mid Cap Equity Fund

River Road’s underperformance versus the Russell 2500® Value Index for the period was attributed to their underweight exposure to materials, energy and real estate despite their strong security selection within the consumer discretionary and staples sectors for the fiscal year.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer US Small/Mid Cap Equity Fund

March 31, 2022

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Equity Shares vs. the

Russell 2500® Index

As of March 31, 2022

[1]

Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and cannot be invested in directly.

This graph shows the performance of the Mercer US Small/Mid Cap Equity Fund Class Y-3 shares versus the Russell 2500® Index from April 1, 2012 through March 31, 2022. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’s web site at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index1.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities.

Performance

For the fiscal year ended March 31, 2022, the Fund’s Y-3 share class performance was -1.07% and the I share class performance was -5.97% compared to its benchmark return of 1.16%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2022, the Fund employed five sub-advisors: Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), MFS Investment Management (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

Arrowstreet’s strategy seeks to outperform international equity benchmarks through a risk-controlled core approach. Arrowstreet combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating return in excess of the benchmark involves evaluating the prospects of a security considering both the characteristics of the stock itself (direct effects) as well as the characteristics of other related stocks (indirect effects).

American Century manages its portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth will outperform the market over time. American Century constructs its portfolio through a bottom-up stock selection, which focuses on individual stock selection rather than macroeconomic and market cycles, within a risk aware framework. American Century’s thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where it believes that growth is sustainable but that the earnings power of the company is generally underestimated. American Century can opportunistically invest in emerging market stocks.

MFS’s investment process is based on a fundamental, bottom-up stock selection of high quality companies whose long-term value MFS believes is not adequately reflected in the stock price.

LSV utilizes a quantitative approach, which uses mathematical and statistical methods and seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

During the first three quarters of fiscal year 2021 equities of developed economies continued to move higher supported by robust economic recovery, strong corporate earnings and relatively loose financials conditions.

Mercer Non-US Core Equity Fund

In contrast, emerging market equities appeared under significant pressure starting from the second quarter. Chinese government’s tougher regulations towards a number of industries, including mega-cap technology and education stocks, sent Chinese equities, which constitute more than the third of the MSCI Emerging Markets® Index, sharply lower. In addition, Chinese equities have been under pressure from economic slowdown, which was exasperated by lock-downs as the government continued to pursue Covid-19 zero tolerance policies, as well as government’s attempts to manage soft landing for the overvalued Chinese real estate market.

During the year both developed and emerging markets had to grapple with a number of challenges such as virus variants, continuing supply chain disruptions and rising commodity prices and inflation rates. As it became increasingly clear that inflation pressures were not transitionary in nature, many Central Banks, including Federal Reserve, turned hawkish and began implementing or announcing monetary tightening policies. With multi-decade high inflation prints and hawkish Central banks around the world, equities declined in the last quarter of fiscal year 2021. Russian invasion of Ukraine at the end of February and subsequent sanctions on Russian economy led to more disruptions in supply chains and created more pressure for Energy, food and other commodity prices to move higher.

For the year ended March 31, 2022. U.S. equities — measured using the Russell 1000® Index — increased by 13.27%. Compared to the U.S., international developed markets lagged, with the MSCI EAFE® Index (the Fund’s benchmark) returning 1.16% over the period. The MSCI Emerging Markets® Index declined by 11.37% for the 12-month period ended March 31, 2022. In local currency terms MSCI EAFE® Index and MSCI Emerging Markets® Index posted higher returns, as US dollar significantly appreciated compared to other major currencies.

With rising commodity prices, commodity-producing countries such as Canada, Australia and UK in the developed world and Brazil, Mexico South Africa and Saudi Arabia in the emerging world posted strong returns. US and Switzerland in the developed world and India among emerging countries also registered strong returns for the year. Germany was the worst performing major developed economy, followed by Japan. In Emerging markets, Russia, China and Korea were the worst performers. Russian stocks, which at the end of January 2022 constituted 3.4% of the MSCI Emerging Markets® Index and were predominantly in Energy, Materials and Financial sectors, as a consequence of crises around Ukraine became illiquid and lost most their value. As of end of March, Russian stocks were removed from the MSCI Emerging Markets® Index.

The year witnessed major performance divergences across different sectors, styles of investing and regions. Commodity producing companies posted very strong returns. On the other hand, the rising rate environment traditionally put more pressure on valuations of companies with high earnings growth characteristics. With rich valuations from prior year’s exceptional performance, these types of stocks entered a challenging environment and significantly lagged value stocks. Companies with higher profitability and lower indebtedness levels also tended to lag in performance in part due to richer valuations. In the developed world, smaller market capitalization companies were under more pressure compared to mega and larger market capitalization companies. In contrast, in Emerging markets larger market cap stocks lagged, in large part stemming from significant underperformance of Chinese and Korean mega-cap names such as Tencent, Meituan and Samsung.

For the fiscal year, in EAFE markets Energy (30.8%), Health Care (9.3%) and Materials (8.7%) were the best performing sectors while Communication Services (-9.8%), Consumer Discretionary (-9.5%) and Industrials (-3.5%) were the worst performers.

Arrowstreet lagged the Fund’s benchmark by 0.32%. Largest detractors from performance were weaker security selection within Consumer Discretionary, Energy and Consumer Staples sectors; stronger security selection in Industrials, Financials and Information Technology sectors accounted for largest positive contributions. Arrowstreet’s tilt towards lower market capitalization stocks was a headwind; higher than benchmark exposure to cheaper priced stocks was a tailwind.

Mercer Non-US Core Equity Fund

American Century lagged the Fund’s benchmark by 6.61%. While 2020 marked a year with exceptionally strong returns for companies with high and accelerating earnings growth characteristics, 2021 saw a reversal of investor sentiment and a significant sell-off for these types of stocks. This environment was a major headwind for American Century. Majority of underperformance came from security selection within Information Technology, Consumer Discretionary, Materials and Financials.

MFS underperformed the Fund’s benchmark by 2.79%. During 2021 more expensively priced businesses with high quality characteristics such as higher return on equity and lower indebtedness tended to underperform companies with lower valuations. This environment was a headwind for MFS. Largest detractors to performance came from security selection within Information Technology and Consumer Staples as well as being underweight to Health Care and Energy sectors.

LSV outperformed the Fund’s benchmark by 0.26%. Stronger security selection in Communication Services, Financials and Consumer Staples were largest positive contributors to returns. Weaker security selection in Energy, Materials and Information Technology were largest negative detractors. LSV’s tilt towards lower market capitalization stocks was a headwind; higher than benchmark exposure to cheaper priced stocks was a tailwind.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Non-US Core Equity Fund

March 31, 2022

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index®

As of March 31, 2022

[1]

MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly.

[2]	Class I return is from commencement date July 22, 2021 through March 31, 2022. MSCI EAFE® Index return reflects the same time period.

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index® from April 1, 2012 through March 31, 2022. The performance of other classes will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’s web site at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer Core Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Bloomberg U.S. Aggregate Bond™ Index1.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds, such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, and bonds issued by issuers located in emerging capital markets. The Fund may also invest in certain derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2022, the Fund’s Y-3 share class performance was -4.01% compared to its benchmark return of -6.14%. For the fiscal year ended March 31, 2022, the Fund’s I share class performance was -4.29% compared to its benchmark return of -4.15%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2022, the Fund employed three sub-advisors: Manulife Asset Management (Manulife), Income Research & Management (IR&M) and PGIM Fixed Income, a business unit of PGIM, Inc. (Prudential).

Manulife manages its allocated portion of the Fund by seeking to produce superior results by anticipating shifts in the business cycle and moderating risk relative to the direction of interest rates. The investment team capitalizes on these shifts by using a research-driven process to identify attractive sectors as well as mispriced securities within those sectors.

IR&M manages its allocated portion of the Fund based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. A bottom-up approach focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.

Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha sources, such as sector allocation and bottom-up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis, by measuring a security’s intrinsic value to determine if undervalued or overvalued, as well as proprietary models, by using software and other means of analysis to gain a competitive edge, which identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2022, U.S. fixed income market returns, as measured by the Bloomberg U.S. Aggregate Bond™ Index, were negative, stemming from a move higher in rates in early 2022.

Mercer Core Fixed Income Fund

Rising consumer prices as measured by the Consumer Price Index and the Federal Reserve’s (Fed) preferred gauge of the Core Personal Consumption Expenditures Price Index were a recurring theme throughout the period. During the December 2021 Federal Open Market Committee (FOMC) press conference, Chair Powell announced that data collected during fall signals inflation is higher and more persistent, with elevated risk of remaining higher for longer. Subsequently, the FOMC expedited the reduction of monthly asset purchases for U.S. Treasuries and Agency mortgage-backed securities in a move to end the purchasing program in March and put the Fed in position to raise the target federal funds rate if appropriate. Investment grade credit spreads ended the period at 116 basis points (1.16%), widening from their March 2020 level of 91 basis points (0.91%). Rates remained anchored at the front end for the majority of the period, until rising in Q4 in reaction to the Fed’s foreshadowing of rate hikes. Following expectations, the FOMC raised the Fed Funds target range by 25 bps during their March 2022 meeting to a new target range of 25-50 bps, citing strong job gains, a falling unemployment rate and elevated inflation as motivation. The 10-year Treasury ended the period at a rate of 2.32%, 58 basis points higher than its March 2021 level of 1.74%.

The Fund’s return was positive in relative terms as it outperformed in relation to the Bloomberg U.S. Aggregate Bond™ Index for the fiscal year ended March 31, 2022. The majority of outperformance was due to the Fund’s strategic overweight to spread sectors.

The respective performance results of each Sub-advisor was in line with expectations based on risk posture. Manulife has the largest share of the risk-allocation within the Fund. Manulife’s bias towards corporate credit and allocation to “higher quality” high yield bonds led the manager to outperform for the fiscal year. Manulife maintained a significant underweight to treasuries, with an unfavorable risk to reward view of the sector in anticipation of rate hikes.

Prudential had a marginally less aggressive allocation to spread sectors relative to Manulife, but was still overweight relative to the Fund’s benchmark. The majority of outperformance relative to the benchmark was due to their continued overweight allocations to securitized sectors such as CLOs and CMBS. An underweight allocation to Treasuries also contributed positively to the Fund’s returns.

IR&M also outperformed the Fund’s benchmark over the trailing 12-month period. The bias towards higher quality corporate bonds as well as their tactical rotation of spread exposure led them to outperform. Their slightly lower risk posture coming into the fiscal year allowed them to deploy more capital into market dislocations which benefited their overall performance as spreads tightened at a historic pace.

Risk Considerations

The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may also experience high portfolio turnover, which may result in higher transaction costs and capital gains.

Mercer Core Fixed Income Fund

March 31, 2022

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income Shares vs. the

Bloomberg U.S. Aggregate Bond™ Index

As of March 31, 2022

[1]

Bloomberg U.S. Aggregate Bond Index is an index that measures the performance of securities from the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate BondTM Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate BondTM Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly.

[2]	Class I return is from commencement date December 27, 2021 through March 31, 2022. Bloomberg U.S. Aggregate BondTM Index return reflects the same time period.

This graph shows the performance of the Mercer Core Fixed Income Fund Class Y-3 shares versus the Bloomberg U.S. Aggregate Bond™ Index from April 1, 2012 through March 31, 2022. The performance of other classes will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’s web site at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged1. The Fund’s secondary benchmark is a blended benchmark consisting of 35% Bloomberg Global Aggregate Corporate Total Return Index Hedged, 17.5% Bloomberg Global High Yield Index, 10.5% JP Morgan CEMBI Broad Diversified Core Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index2.

Investment Strategy

The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures), swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance

For the fiscal year ended March 31, 2022, the Fund’s Y-3 share class performance was -3.44% compared to its primary benchmark return of -4.68% and secondary benchmark return of -5.16%, Performance of the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2022, the Fund employed four sub-advisors and a sub-subadvisor, Western Asset Management Company and Western Asset Management Company Limited (as sub-subadvisor) (together referred to as WAMCO), Loomis, Sayles & Company, LP (Loomis), BlackRock International Limited (BlackRock), and Colchester Global Investors Limited (Colchester).

In managing its allocated portion of the Fund’s portfolio, Loomis invests in debt of issuers globally. Loomis produces country and credit cycle views as inputs to portfolio construction. Security selection is then carried out by a team of credit analysts who maintain a comprehensive database of internal ratings. The team will also engage in active duration positioning although security and sector selection are identified as main drivers of performance.

In managing its allocated portion of the Fund’s portfolio, WAMCO invests in credit securities across sectors and geographies. The strategy focuses on global valuations in credit and volatility conditions. The strategy seeks a blend of income and capital appreciation by dynamically rotating across sectors such as global corporates, emerging markets, and structured credit, and tactically managing overall portfolio duration.

In managing its allocated portion of the Fund’s portfolio, Colchester invests in sovereign debt issued by emerging market borrowers and those denominated in local emerging market currencies. Colchester’s portfolio construction process is based on a quantitative model, using mathematical and statistical methods, that promotes allocation to countries and currencies identified based on attractive real yields and sound financial characteristics.

In managing its allocated portion of the Fund’s portfolio, BlackRock invests in emerging market debt securities denominated in local currency. BlackRock’s portfolio construction process implements a top down philosophy focused on identifying economic or market themes that impact asset prices. The themes inform the team’s market views and portfolios are positioned to benefit from directional moves in the market.

Mercer Opportunistic Fixed Income Fund

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2022, U.S. fixed income market returns, as measured by the Bloomberg U.S. Aggregate Bond™ Index, were negative, stemming from a move higher in rates in early 2022. Rising consumer prices as measured by the Consumer Price Index and the Federal Reserve’s (Fed) preferred gauge of the Core Personal Consumption Expenditures Price Index were a recurring theme throughout the period. During the December 2021 Federal Open Market Committee (FOMC) press conference, Chair Powell announced that data collected during fall signals inflation is higher and more persistent, with elevated risk of remaining higher for longer. Subsequently, the FOMC expedited the reduction of monthly asset purchases for U.S. Treasuries and Agency mortgage-backed securities in a move to end the purchasing program in March and put the Fed in position to raise the target federal funds rate if appropriate. Investment grade credit spreads ended the period at 116 basis points (1.16%), widening from their March 2020 level of 91 basis points (0.91%). Rates remained anchored at the front end for the majority of the period, until rising in Q4 in reaction to the Fed’s foreshadowing of rate hikes. Following expectations, the FOMC raised the Fed Funds target range by 25 bps during their March 2022 meeting to a new target range of 25-50 bps, citing strong job gains, a falling unemployment rate and elevated inflation as motivation. The 10-year Treasury ended the period at a rate of 2.32%, 58 basis points higher than its March 2021 level of 1.74%.

JPM GBI-EM Global Diversified Index of local currency Emerging Market government returned -8.53% in U.S. dollar terms over the 12-month period ending March 2022. Rates had a big impact on performance over the year and in March 2022 the index removed Russia as a response to the Russia invasion of Ukraine.

During the period, WAMCO and Loomis outperformed their component of the Fund’s secondary benchmark. The managers continued to tactically capitalize on opportunistic sector exposures. Western took advantage of CLO and bank loan risk exposure along while Loomis gained value in securitized assets and convertible bonds.

During the period, each of Blackrock and Colchester outperformed its component of the Fund’s secondary benchmark, the JPM GBI-EM Global Diversified Index government bond benchmark, for its strategy. BlackRock’s macro regime shifting investment approach helped to take advantage of broad market correlation shifts and idiosyncratic opportunities while increasing their exposure in commodity exporters against the US Dollar in 2022. Colchester benefitted from continuing their fundamental real-yield valuation approach

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options and swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains

Mercer Opportunistic Fixed Income Fund

March 31, 2022

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged, the Fund’s Secondary Index

As of March 31, 2022

[1]

ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged contains all securities in The Bank of America Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

[2]

The Fund’s secondary benchmark is a blended benchmark consisting of 35% Bloomberg Global Aggregate Corporate Total Return Index Hedged, 17.5% Bloomberg Global High Yield Index, 10.5% JP Morgan CEMBI Broad Diversified Core Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index.

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index from August 21, 2013, which is the inception date of the Fund, through March 31, 2022. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’s web site at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets® Index1.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depositary receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2022, the Fund’s Y-3 share class performance was -15.35% compared to its benchmark return of -11.4%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2022, the Fund employed six sub-advisors and one sub-subadvisor: William Blair Investment Management LLC (William Blair), Origin Asset Management LLP (Origin), Grantham, Mayo, Van Otterloo & Co. LLC (GMO), Bennbridge (U.S.) LLC, which utilizes certain personnel of Skerryvore Asset Management LLP (together referred to as Bennbridge/Skerryvore), Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (as sub-subadvisor) (together, referred to as Schroders) and Parametric Portfolio Associates LLC (Parametric).

William Blair has a quality growth philosophy and process focused on finding those companies that can achieve a higher growth rate for a longer period of time than the market expects. William Blair looks for companies with experienced and motivated management teams, unique business models and attractive financial characteristics.

Origin’s portfolio is managed using a quantitative process focused on companies with high and improving cash flow return on investment, selling at discounted valuations of expected future growth versus historical growth and that also display fundamental and price momentum. The portfolio is managed to have a higher tracking error and high active share.

GMO manages a quantitative strategy that combines both top down country and sector models, with bottom up stock selection models. These models combine elements of value, quality, and sentiment to help identify attractively valued countries and assets within those countries to purchase. The process is risk controlled and highly diversified.

Bennbridge/Skerryvore manages a high quality, concentrated equity strategy with an emphasis on preservation of capital, and sustainability of the businesses in which they invest. The strategy is low turnover, and concentrated, roughly 30-60 names.

Schroders manages a dedicated China allocation for the Fund to exploit alpha opportunities within the country. The strategy is a bottom up, fundamental strategy, relying on a team of experienced analysts and PMs to source and evaluate potential investments. The strategy is based on the belief that investing in quality businesses, with sustainable competitive advantages, and focus on shareholder value, trading at reasonable valuations will outperform over time.

Mercer Emerging Markets Equity Fund

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Over the 12 months ending 3/31/22, emerging market equities significantly lagged global developed equities, returning -11.4% vs 10.1% for the MSCI World Index®. A number of factors, including an uneven response to COVID 19, increasing regulation, tightening monetary policy, and geopolitical events drove this underperformance.

Throughout 2021, emerging market performance was choppy, with Chinese regulation and surging COVID rates in South American and India impacting markets. Within China, increased government regulations on technology and private education caused significant selling pressure in internet and ecommerce stocks. Alongside regulatory concerns, Evergrande, a highly leveraged Chinese property developer, caught headlines as it teetered on the brink of solvency bringing down the entire property sector on risks of contagion. China was also negatively impacted by tightening monetary policy and a surge in COVID 19 towards the end of 2021 and into early 2022. This surge, combined with China’s continued “zero-COVID” approach put significant pressure on future growth prospects for the country.

There were bright spots in EM, with India, Brazil, Saudi Arabia and Taiwan all outperforming. During 2021 an improving COVID situation in India, and flight of capital from China boosted Indian shares dramatically. In Taiwan, a global supply shortage of semiconductors created strong demand and growth for their dominant companies like TSMC.

Going into 2022, the pictured for emerging markets change dramatically, as Russia invaded neighboring Ukraine, shocking the world and markets. In the days following the invasion, strong sanctions from Western governments cut off Russia from the global economy, removing their banks from the SWIFT network and cutting access to Russia’s vast foreign reserves. The impact of this was a severe decline in the Ruble and devaluation of Russian shares. In early March, MSCI removed Russia from its flagship Emerging Markets index. The ripple effects of the invasion were dramatic increases in energy and commodity prices, which benefitted other commodity exporters like Brazil, South Africa, and Middle Eastern countries.

For the fiscal year, financials, utilities and materials were the best performing sectors while consumer discretionary, real estate and health care were the worst performers. From a country perspective, South American and Middle Eastern countries outperformed while Russia, China and Korea were among the laggards.

For the 12-month period ending March 31, 2022, the Mercer Emerging Markets Equity Fund lagged the MSCI Emerging Markets Index by approximately 3.4%. The Fund’s underperformance was driven in large part by an overweight allocation to Russia, which fell dramatically after the Ukraine invasion. Underweight allocations to other commodity exporters (ex Russia) including Brazil and the middle east also detracted. From a sector perspective underweight allocations and selection within financials, materials and energy were the largest detractors.

The William Blair Emerging Markets strategy underperformed the MSCI Emerging Markets® Index over the trailing 12-month period ending March 31st. Underperformance was driven by stock selection within China, particularly a holding in Tal Education whose shares fell after China severely regulated the after school tutoring industry. Other laggards included Ping An, a large Chinese insurer, along with Alibaba Group, an e-commerce company, and Tencent Music, an online music entertainment platform. Outside of China, holdings in Russia along with a relative lack of exposure to the Middle East also detracted. On the positive side, Mexican holdings, including a position in Grupo Aeroport Del Pacific was positive as was the strategy’s overweight to India

Origin underperformed the MSCI Emerging Markets® Index by 2.4%. Style exposure was a tailwind, with momentum, valuation and profitability all contributing. Underperformance was largely the result of South

Mercer Emerging Markets Equity Fund

African mining holdings lagging and a lack of exposure to energy companies in the middle east. Exposure to Russia was also a large detractor for the strategy. On the positive side holdings in China and Korea were positive, particularly Chinese energy and financials.

GMO underperformed the MSCI Emerging Markets® Index by 11.1% for the fund’s fiscal year. The majority of the underperformance for the period is attributable to large holdings in Russia. GMO is a value oriented manager, and prior to the invasion felt comfortable holding significant Russian assets due to its low valuations and its strong economic fundamentals from a country standpoint, including their large foreign currency reserves and current account balance. Other detractors included being underweight other commodity exporters like Brazil and the Middle East. Offsetting losses slightly was strong sector selection within China, particularly an underweight in Consumer Discretionary.

Bennbridge outperformed by 9.6% for the year ending 3/31/22. The portfolio’s higher quality positioning was beneficial during a volatile period for emerging markets. Results were driven by strong performance from Indian domiciled business, and a relative lack of holdings in China, which continued to struggle due to increasing regulation and COVID lockdowns. Holding no exposure to Russia was also a strong contributor.

Schroders, the dedicated China manger within the fund outperformed for the year. Among the largest contributors were holdings in gold miners, which performed strongly during a volatile year for China. Our holdings in select Hong Kong banks were also helpful as they rose higher on faster rate hike expectation. The investment in electric vehicle names contributed as overall sentiment for the EV sector remained robust on the back of strong EV sales last year. A general underweight to Chinese internet names and lack of exposure to after school tutoring companies also contributed as these industries came under heavy regulatory pressure.

Parametric utilizes exchange-traded futures to replicate the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Emerging Markets Equity Fund

March 31, 2022

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index®

As of March 31, 2022

[1]	MSCI Emerging Markets® Index measures the performance of equity securities in global emerging markets. The index is unmanaged and cannot be invested in directly.

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index® from May 1, 2012, which is the inception date of the Fund, through March 31, 2022. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’s web site at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World® Index1.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock- selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2022, the Fund’s Y-3 share class performance was 9.95% compared to its benchmark return of 10.1%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2022, the Fund employed five sub-advisors, Acadian Asset Management LLC (Acadian), Martingale Asset Management, LP (Martingale), Ninety One Investment Management (Ninety One), Veritas Asset Management LLC (Veritas) and Parametric Portfolio Associates LLC (Parametric). Ninety One replaced Wellington Management Company in April, 2021.

Acadian is the Fund’s dedicated minimum variance manager for developed economies outside the U.S. The strategy applies a quantitative investment process, using mathematical and statistical methods, to the EAFE + Canada universe of securities and emphasizes low-volatility securities, low correlations between securities and a high degree of portfolio diversification with the goal of constructing a portfolio with lower levels of absolute volatility compared to the benchmark. Additionally, the strategy applies Acadian’s stock forecast and top-down alpha model, which measures the active return on an investment for performance as compared with a suitable market index, in order to enhance the returns. The portfolio does not employ tight constraints vs the benchmark across capitalization and/or sectors, enhancing its ability to more effectively manage portfolio volatility.

Martingale is the Fund’s dedicated minimum variance manager for the U.S. region. The strategy uses a systematic process of investing in stocks with lower stock price volatility and attractive fundamental factors such as value, quality and momentum. The portfolio aims to deliver equity-like market returns with lower volatility and less downside risk than the market index. Martingale’s core process includes reconstituting the Russell 1000 Index® into a proprietary “Stability Index”, which Martingale believes more accurately reflects stock risk properties based on longer-term company fundamentals as well as high frequency short-term risk signals. The strategy is managed against the derived Stability Index, which measures the degree of change (or stability) of the market, by applying stock and industry alpha forecasting models and optimizing to minimize the portfolio’s absolute volatility.

Ninety One manages a cconcentrated portfolio of exceptionally high-quality companies, operating in stable or growing industries with high barriers to entry and low capital intensity. The team uses bottom up fundamental analysis to select businesses that display the best combination of high quality, sustainable growth and compelling valuations. Fundamental analysis focuses on companies with “franchise” characteristics and competitive advantages. Their evidence suggests that dominant intangible assets (low capital intensity) such as high customer loyalty, brands, patents, licenses, copyrights, and distribution networks are difficult to create and more difficult for competitors to duplicate. Enduring franchises consistently generate high returns on capital and compound shareholder wealth. Companies will have high ROIC, high gross margins, low leverage, low capital intensity, above average growth and stable cash flow generation.

Mercer Global Low Volatility Equity Fund

Veritas uses an unconstrained, fundamentally driven, rigorous research process with a long-term horizon. Veritas believes that companies with sustainable competitive advantage and benefitting from long-term drivers of growth, purchased at attractive valuations, will deliver performance in excess of the benchmark over time. The strategy may hold up to 20% cash.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

During the first three quarters of fiscal year 2021 equities of developed economies continued to move higher supported by robust economic recovery, strong corporate earnings and relatively loose financials conditions. In contrast, emerging market equities appeared under significant pressure starting from the second quarter. Chinese government’s tougher regulations towards a number of industries, including mega-cap technology and education stocks, sent Chinese equities, which constitute more than the third of the MSCI EAFE Emerging Markets® Index, sharply lower. In addition, Chinese equities have been under pressure from economic slowdown, which was exasperated by lock-downs as the government continued to pursue Covid-19 zero tolerance policies, as well as government’s attempts to manage soft landing for the overvalued Chinese real estate market.

During the year both developed and emerging markets had to grapple with a number of challenges such as virus variants, continuing supply chain disruptions and rising commodity prices and inflation rates. As it became increasingly clear that inflation pressures were not transitionary in nature, many Central Banks, including Federal Reserve, turned hawkish and began implementing or announcing monetary tightening policies. With multi-decade high inflation prints and hawkish Central banks around the world, equities declined in the last quarter of fiscal year 2021. Russian invasion of Ukraine at the end of February and subsequent sanctions on Russian economy led to more disruptions in supply chains and created more pressure for Energy, food and other commodity prices to move higher.

For the year ended March 31, 2022. U.S. equities — measured using the Russell 1000® Index — increased by 13.27%. Compared to the U.S., international developed markets lagged, with the MSCI EAFE® Index (the Fund’s benchmark) returning 1.16% over the period. The MSCI Emerging Markets® Index declined by 11.37% for the 12-month period ended March 31, 2022. In local currency terms MSCI EAFE® Index and MSCI EAFE Emerging Markets® Index posted higher returns, as US dollar significantly appreciated compared to other major currencies.

With rising commodity prices, commodity-producing countries such as Canada, Australia and UK in the developed world and Brazil, Mexico South Africa and Saudi Arabia in the emerging world posted strong returns. US and Switzerland in the developed world and India among emerging countries also registered strong returns for the year. Germany was the worst performing major developed economy, followed by Japan. In Emerging markets, Russia, China and Korea were the worst performers. Russian stocks, which at the end of January 2022 constituted 3.4% of the MSCI Emerging Markets’ Index and were predominantly in Energy, Materials and Financial sectors, as a consequence of crises around Ukraine became illiquid and lost most their value. As of end of March, Russian stocks were removed from the MSCI EAFE Emerging Markets® Index.

The year witnessed major performance divergences across different sectors, styles of investing and regions. Commodity producing companies posted very strong returns. On the other hand, the rising rate environment traditionally put more pressure on valuations of companies with high earnings growth characteristics. With rich valuations from prior year’s exceptional performance, these types of stocks entered a challenging environment and significantly lagged value stocks. Companies with higher profitability and lower indebtedness levels also tended to lag in performance in part due to richer valuations. In the developed world, smaller market capitalization companies were under more pressure compared to mega and larger market capitalization companies. In contrast, in Emerging markets larger market cap stocks lagged, in large part stemming from significant underperformance of Chinese and Korean mega-cap names such as Tencent, Meituan and Samsung.

Mercer Global Low Volatility Equity Fund

For the 12-month period ending March 31, 2022, the Mercer Low Volatility Equity Fund outperformed the MSCI World Equity® Index by approximately 0.2%. The Fund’s outperformance was driven in large part by its lower beta and higher profitability profile, which was in favor during a choppy year for equity markets.

Martingale outperformed for the year as lower beta stocks were in favor. Strong performance from, health care, industrials, and real estate helped drive relative results, particularly food and food products. Lack of exposure to energy was the largest detractor along with positioning in technology hardware, primarily underweight Apple.

Acadian outperformed the benchmark for the year. The fund saw positive contributions from overweights to the lowest beta quintiles and from its value exposure. Stock selection in Europe was also beneficial, particularly via holdings in German healthcare and Dutch consumer names. Offsetting gains slightly was a relative lack of exposure to Canadian materials and energy.

Ninety One has underperformed since its inception in April of 2021. Underperformance was largely driven by holdings in US technology, particularly software and IT services. Consumer staples holdings and a lack of exposure to energy were also detractors during the period. Offsetting losses slightly were European health care holdings and a position in Israeli software company Check Point.

Veritas underperformed for the year, with its focus on quality with a strict valuation overlay resulting in holding no unprofitable technology companies (which performed well early in the year) or holding any energy, materials, banks (which performed well in the latter parts of the year). Additionally cash started to build up towards the end of the year and more positions were sold than bought. The portfolio is defensively positioned in companies with enduring competitive advantage and earnings growth and high free cash flow generation. Many of these will lag sharp rising markets but look more attractive in lower return environments.

Parametric utilizes exchange-traded futures to replicate the Fund’s benchmark with beta of 0.8, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Global Low Volatility Equity Fund

March 31, 2022

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index®

As of March 31, 2022

[1]	MSCI World Index® measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The index is unmanaged and cannot be invested in directly.

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index® from November 6, 2012, which is the inception date of the Fund, through March 31, 2022. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’s web site at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer Funds

Financial Terms and Indexes

Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. The index is unmanaged and cannot be invested in directly

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe.

Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe.

Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe.

Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the US equity universe

Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and cannot be invested in directly.

MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly.

MSCI Emerging Markets® Index measures the performance of equity securities in global emerging markets. The index is unmanaged and cannot be invested in directly

MSCI World Index® measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The index is unmanaged and cannot be invested in directly

MSCI World ex USA IndexSM captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries*— excluding the United States

Bloomberg U.S. Aggregate Bond Index is an index that measures the performance of securities from the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly.

Bloomberg Global Aggregate Corporate Total Return Index Hedged is a measure of global investment grade, fixed-rate corporate debt. This multi-currency benchmark includes bonds from developed and emerging markets issuers within the industrial, utility and financial sectors.

Bloomberg Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

J.P. Morgan CEMBI Broad Diversified Core Index (CEMBI CORE) tracks the performance of US dollar-denominated bonds issued by emerging market corporate entities. The CEMBI CORE follows the methodology of the flagship J.P. Morgan CEMBI Broad Diversified (CEMBIB Dividend) closely, while offering a more liquid and higher credit quality subset.

Mercer Funds

Financial Terms and Indexes (Continued)

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Indices are comprehensive Emerging Markets debt benchmarks that track local currency bonds issued by Emerging Market governments. The GBI-EM Indices are comprised of only those countries from the GBI universe that meet our criteria for an Emerging Market, resulting in 18 countries from four regions. For the Diversified version of the Index, the methodology uses only a limited portion of a country’s current face amount outstanding for calculating weights. The adjusted face amount used in calculating a country’s weight is based on the respective country’s relative size in the index and the average size of all countries.

S&P (Standard and Poor’s/LSTA (Loan Syndications and Trading Association) Leveraged Loan 100 Index is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads, and interest payments.

ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged contains all securities in The Bank of America Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

Beta: The Fund’s sensitivity to market changes using its benchmark as an approximation of the market, beta greater than 1 is more volatile, beta less than 1 is less volatile

Alpha: Reflects how a Fund did relative to what would be expected given the Fund’s beta and the performance of its benchmark.

Basis Points: It’s a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Mercer US Large Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	COMMON STOCKS — 96.8%

	Basic Materials — 2.3%
18,020	Alcoa Corp.	1,622,341
56,724	Celanese Corp. Class A	8,104,158
176,623	DuPont de Nemours, Inc.	12,995,920
16,600	Eastman Chemical Co.	1,860,196
60,210	Huntsman Corp.	2,258,477
79,300	Newmont Corp.	6,300,385

		33,141,477

	Communications — 20.0%
121,342	Airbnb, Inc. Class A*	20,841,702
4,723	Alphabet, Inc. Class A*	13,136,316
14,940	Alphabet, Inc. Class C*	41,727,271
18,154	Amazon.com, Inc.*	59,181,132
258,700	AT&T, Inc.	6,113,081
1,070	Booking Holdings, Inc.*	2,512,842
7,270	Charter Communications, Inc. Class A*	3,965,930
185,100	Cisco Systems, Inc.	10,321,176
190,994	Comcast Corp. Class A	8,942,339
22,563	Fox Corp. Class A	890,110
98,580	Juniper Networks, Inc.	3,663,233
53,576	Liberty Global Plc Class C*	1,388,154
475,983	Lumen Technologies, Inc.(a)	5,364,328
61,812	Match Group, Inc.*	6,721,437
4,209	MercadoLibre, Inc.*	5,006,521
125,104	Meta Platforms, Inc. Class A*	27,818,125
45,300	Motorola Solutions, Inc.	10,971,660
50,524	Netflix, Inc.*	18,925,785
5,526	Okta, Inc.*	834,205
10,116	Shopify, Inc. Class A*	6,838,011
133,140	Snap, Inc. Class A*	4,791,709
16,335	Spotify Technology SA*	2,466,912
52,590	T-Mobile US, Inc.*	6,749,926
39,183	Trade Desk, Inc. (The) Class A*	2,713,423
141,145	Uber Technologies, Inc.*	5,036,054
186,700	Verizon Communications, Inc.	9,510,498
62,741	Walt Disney Co. (The)*	8,605,556

		295,037,436

	Consumer, Cyclical — 10.4%
3,093	Advance Auto Parts, Inc.	640,127
44,700	Alaska Air Group, Inc.*	2,593,047
22,508	Autoliv, Inc.	1,720,512
1,190	AutoZone, Inc.*	2,433,050
2,779	Chipotle Mexican Grill, Inc. Class A*	4,396,461
11,243	Costco Wholesale Corp.	6,474,282
62,900	Delta Air Lines, Inc.*	2,488,953
50,404	Dollar General Corp.	11,221,443

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Consumer, Cyclical — continued
77,700	Dollar Tree, Inc.*	12,443,655
10,115	Domino’s Pizza, Inc.	4,116,906
25,700	DR Horton, Inc.	1,914,907
73,403	General Motors Co.*	3,210,647
8,051	Home Depot, Inc. (The)	2,409,906
61,853	Kering SA, ADR	3,909,728
18,152	LKQ Corp.	824,282
9,516	Lowe’s Cos., Inc.	1,924,040
14,566	Lululemon Athletica, Inc.*	5,319,940
52,001	LVMH Moet Hennessy Louis Vuitton SE, ADR	7,414,303
26,340	Magna International, Inc.	1,693,925
17,376	Marriott International, Inc. Class A*	3,053,832
98,259	NIKE, Inc. Class B	13,221,731
3,950	O’Reilly Automotive, Inc.*	2,705,592
118,237	PulteGroup, Inc.	4,954,130
30,599	Tesla, Inc.*	32,973,483
27,200	Thor Industries, Inc.(a)	2,140,640
218,571	TJX Cos., Inc. (The)	13,241,031
26,060	Walgreens Boots Alliance, Inc.	1,166,706
11,446	Whirlpool Corp.	1,977,640
4,295	Williams-Sonoma, Inc.	622,775

		153,207,674

	Consumer, Non-cyclical — 20.0%
142,476	Abbott Laboratories	16,863,459
327,752	Adyen NV, ADR*	6,479,657
12,656	Align Technology, Inc.*	5,518,016
132,288	Altria Group, Inc.	6,912,048
18,812	Amgen, Inc.	4,549,118
130,600	Archer-Daniels-Midland Co.	11,787,956
32,600	AstraZeneca Plc, ADR	2,162,684
125,100	Baxter International, Inc.	9,700,254
9,160	Biogen, Inc.*	1,929,096
84,038	Bristol-Myers Squibb Co.	6,137,295
54,762	Cardinal Health, Inc.	3,105,005
49,184	Cigna Corp.	11,784,978
430,613	Conagra Brands, Inc.	14,455,679
140,730	CVS Health Corp.	14,243,283
15,622	Danaher Corp.	4,582,401
7,589	DexCom, Inc.*	3,882,532
20,995	Eli Lilly & Co.	6,012,338
22,997	Estee Lauder Cos., Inc. (The) Class A	6,262,543
40,424	Gartner, Inc.*	12,024,523
76,980	GlaxoSmithKline Plc, ADR	3,353,249
22,960	Global Payments, Inc.	3,141,846
9,713	HCA Healthcare, Inc.	2,434,272
38,926	Hologic, Inc.*	2,990,295
17,605	Illumina, Inc.*	6,151,187
36,000	Ingredion, Inc.	3,137,400

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
34,294	Intra-Cellular Therapies, Inc.*	2,098,450
37,613	Intuitive Surgical, Inc.*	11,347,090
18,600	Jazz Pharmaceuticals Plc*	2,895,462
35,632	JM Smucker Co. (The)	4,824,929
88,700	Johnson & Johnson	15,720,301
6,554	Kellogg Co.	422,668
3,843	Kimberly-Clark Corp.	473,304
163,425	Kroger Co. (The)	9,375,692
9,631	McKesson Corp.	2,948,338
26,800	Medtronic Plc	2,973,460
129,700	Merck & Co., Inc.	10,641,885
15,067	Novo Nordisk AS, ADR	1,673,190
89,086	PayPal Holdings, Inc.*	10,302,796
63,100	Pfizer, Inc.	3,266,687
49,259	Quest Diagnostics, Inc.	6,741,587
6,812	S&P Global, Inc.	2,794,146
25,620	Tyson Foods, Inc. Class A	2,296,321
35,218	UnitedHealth Group, Inc.	17,960,124
585,878	Viatris, Inc.	6,374,353
21,300	Zimmer Biomet Holdings, Inc.	2,724,270
40,688	Zoetis, Inc.	7,673,350

		295,129,517

	Energy — 2.7%
116,728	BP Plc, ADR	3,431,803
38,750	Canadian Natural Resources, Ltd.	2,401,725
20,330	Chevron Corp.	3,310,334
169,442	ConocoPhillips	16,944,200
243,446	Kinder Morgan, Inc.	4,603,564
34,298	Marathon Petroleum Corp.	2,932,479
42,010	Shell Plc, ADR	2,307,609
6,527	Valero Energy Corp.	662,752
92,243	Williams Cos., Inc. (The)	3,081,839

		39,676,305

	Financial — 16.4%
64,300	AerCap Holdings NV*	3,233,004
39,103	Allstate Corp. (The)	5,416,156
27,274	Ally Financial, Inc.	1,185,873
184,200	American International Group, Inc.	11,562,234
8,645	American Tower Corp. REIT	2,171,797
31,281	Ameriprise Financial, Inc.	9,395,561
463,321	Annaly Capital Management, Inc. REIT	3,261,780
140,126	Bank of America Corp.	5,775,994
12,231	Bank of New York Mellon Corp. (The)	607,025
16,400	Berkshire Hathaway, Inc. Class B*	5,787,724
12,993	Boston Properties, Inc. REIT	1,673,498
11,985	Capital One Financial Corp.	1,573,511
267,693	Citigroup, Inc.	14,294,806

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Financial — continued
21,525	Comerica, Inc.	1,946,506
89,923	Discover Financial Services	9,908,615
112,305	Equitable Holdings, Inc.	3,471,348
118,000	Equity Residential REIT	10,610,560
28,230	Essent Group, Ltd.	1,163,358
29,000	JPMorgan Chase & Co.	3,953,280
273,308	KeyCorp.	6,116,633
29,660	KKR & Co., Inc.	1,734,220
55,312	Loews Corp.	3,585,324
73,709	Mastercard, Inc. Class A	26,342,122
158,888	MetLife, Inc.	11,166,649
231,200	New York Community Bancorp, Inc.	2,478,464
35,500	Popular, Inc.	2,901,770
31,384	Progressive Corp. (The)	3,577,462
16,717	Prudential Financial, Inc.	1,975,448
20,928	Regency Centers Corp. REIT	1,493,003
21,400	Reinsurance Group of America, Inc.	2,342,444
39,487	Simon Property Group, Inc. REIT	5,194,910
131,530	SLM Corp.	2,414,891
111,648	Synchrony Financial	3,886,467
15,682	T Rowe Price Group, Inc.	2,370,962
170,500	Truist Financial Corp.	9,667,350
358,280	Two Harbors Investment Corp. REIT(a)	1,981,288
182,500	US Bancorp	9,699,875
41,694	Ventas, Inc. REIT	2,575,021
120,202	Visa, Inc. Class A	26,657,198
112,172	Wells Fargo & Co.	5,435,855
112,544	Western Union Co. (The)	2,109,075
143,028	Weyerhaeuser Co. REIT	5,420,761
15,100	Willis Towers Watson Plc	3,566,922

		241,686,744

	Industrial — 5.5%
502,906	Amcor Plc	5,697,925
20,700	Crown Holdings, Inc.	2,589,363
58,697	Dover Corp.	9,209,559
5,081	Eaton Corp. Plc	771,093
17,800	FedEx Corp.	4,118,742
44,999	Honeywell International, Inc.	8,755,905
40,640	Johnson Controls International Plc	2,664,765
26,444	L3Harris Technologies, Inc.	6,570,541
8,810	Lockheed Martin Corp.	3,888,734
33,766	Northrop Grumman Corp.	15,100,831
116,189	Raytheon Technologies Corp.	11,510,844
20,875	Union Pacific Corp.	5,703,259
166,780	Vontier Corp.	4,234,544

		80,816,105

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Technology — 17.7%
35,035	Accenture Plc Class A	11,814,853
64,657	Adobe, Inc.*	29,459,022
123,912	Apple, Inc.	21,636,274
20,125	Atlassian Corp. Plc Class A*	5,913,329
52,772	Autodesk, Inc.*	11,311,678
24,004	Broadcom, Inc.	15,114,839
124,255	Cognizant Technology Solutions Corp. Class A	11,141,946
21,748	Crowdstrike Holdings, Inc. Class A*	4,938,536
35,996	DocuSign, Inc. Class A*	3,855,892
2,079	Fair Isaac Corp.*	969,770
84,052	Fidelity National Information Services, Inc.	8,440,502
118,361	HP, Inc.	4,296,504
3,457	HubSpot, Inc.*	1,641,868
84,765	Intel Corp.	4,200,953
3,566	Jack Henry & Associates, Inc.	702,680
37,000	Micron Technology, Inc.	2,881,930
121,871	Microsoft Corp.	37,574,048
6,729	MSCI, Inc. Class A	3,383,880
62,029	NVIDIA Corp.	16,925,233
4,933	NXP Semiconductors NV	913,000
199,743	Oracle Corp.	16,524,738
31,657	ROBLOX Corp. Class A* (a)	1,463,820
108,401	salesforce.com, Inc.*	23,015,700
9,740	Seagate Technology Holdings Plc	875,626
21,050	ServiceNow, Inc.*	11,722,534
11,759	Snowflake, Inc. Class A*	2,694,340
39,151	Teradyne, Inc.	4,628,823
14,278	Twilio, Inc. Class A*	2,353,157

		260,395,475

	Utilities — 1.8%
216,300	Edison International	15,162,630
72,400	FirstEnergy Corp.	3,320,264
121,300	NiSource, Inc.	3,857,340
53,000	PPL Corp.	1,513,680
57,400	UGI Corp.	2,079,028

		25,932,942

	TOTAL COMMON STOCKS (COST $1,143,827,881)	1,425,023,675

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENT — 0.1%

		Mutual Fund - Securities Lending Collateral — 0.1%
2,060,110		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(b) (c)	2,060,110

		TOTAL SHORT-TERM INVESTMENT (COST $2,060,110)	2,060,110

		TOTAL INVESTMENTS — 96.9% (Cost $1,145,887,991)	1,427,083,785

		Other Assets and Liabilities (net) — 3.1%	45,694,386

		NET ASSETS — 100.0%	$1,472,778,171

		Notes to Schedule of Investments:

	*	Non-income producing security.

	(a)	All or a portion of this security is out on loan.

	(b)	The rate disclosed is the 7-day net yield as of March 31, 2022.

	(c)	Represents an investment of securities lending cash collateral.

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
165	S&P 500 E-mini Index	Jun 2022	$37,378,688	$578,926
8	S&P Mid 400 E-mini Index	Jun 2022	2,151,360	14,102

				$593,028

Abbreviations

ADR	— American Depository Receipt
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2022

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	96.8
Futures Contracts	0.0	*
Short-Term Investment	0.1
Other Assets and Liabilities (net)	3.1

	100.0%

* Amount rounds to zero

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	COMMON STOCKS — 96.7%

	Basic Materials — 2.6%
176,883	Axalta Coating Systems, Ltd.*	4,347,784
19,400	Cabot Corp.	1,327,154
70,200	Chemours Co. (The)	2,209,896
11,700	Eastman Chemical Co.	1,311,102
347,461	Element Solutions, Inc.	7,609,396
32,062	FMC Corp.	4,218,398
80,900	Huntsman Corp.	3,034,559
48,300	Koppers Holdings, Inc.	1,329,216
48,900	Mosaic Co. (The)	3,251,850
24,109	Quaker Chemical Corp.	4,166,276
17,400	Reliance Steel & Aluminum Co.	3,190,290
56,436	RPM International, Inc.	4,596,148
35,900	Schweitzer-Mauduit International, Inc.	987,250
45,400	Steel Dynamics, Inc.	3,787,722
18,800	Trinseo Plc	900,896
41,500	Tronox Holdings Plc Class A	821,285

		47,089,222

	Communications — 2.7%
47,900	AMC Networks, Inc. Class A*	1,946,177
50,300	Cars.com, Inc.*	725,829
88,497	Ciena Corp.*	5,365,573
63,885	Cogent Communications Holdings, Inc.	4,238,770
108,300	Entercom Communications Corp. Class A*	312,987
103,116	ePlus, Inc.*	5,780,683
26,280	F5 Networks, Inc.*	5,491,206
61,700	Gray Television, Inc.	1,361,719
1	Liberty Broadband Corp. Class C*	135
163,069	Liberty Latin America, Ltd. Class A*	1,581,769
133,907	Liberty Latin America, Ltd. Class C*	1,284,168
165,800	Lumen Technologies, Inc.(a)	1,868,566
14,200	Nexstar Media Group, Inc. Class A	2,676,416
21,610	Nice, Ltd., ADR* (a)	4,732,590
9,700	Preformed Line Products Co.	615,174
52,584	Q2 Holdings, Inc.*	3,241,804
66,966	Revolve Group, Inc.*	3,595,404
81,514	Yelp, Inc. Class A*	2,780,443

		47,599,413

	Consumer, Cyclical — 14.2%
39,494	Advance Auto Parts, Inc.	8,173,678
12,700	Alaska Air Group, Inc.*	736,727
62,800	Allison Transmission Holdings, Inc.	2,465,528
83,200	American Axle & Manufacturing Holdings, Inc.*	645,632
333,158	BJ’s Wholesale Club Holdings, Inc.*	22,524,812
58,700	BorgWarner, Inc.	2,283,430
53,005	BRP, Inc.	4,335,279

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Consumer, Cyclical — continued
71,683	Brunswick Corp.	5,798,438
16,066	Burlington Stores, Inc.*	2,926,743
295,273	Cannae Holdings, Inc.*	7,062,930
34,184	Carter’s, Inc.	3,144,586
15,547	Casey’s General Stores, Inc.	3,080,949
22,970	Cavco Industries, Inc.*	5,532,325
17,153	Churchill Downs, Inc.	3,804,192
34,468	Columbia Sportswear Co.	3,120,388
32,000	Dick’s Sporting Goods, Inc.(a)	3,200,640
50,277	Dorman Products, Inc.*	4,777,823
41,100	Ethan Allen Interiors, Inc.	1,071,477
89,420	Five Below, Inc.*	14,161,446
48,794	Floor & Decor Holdings, Inc. Class A*	3,952,314
49,900	Foot Locker, Inc.	1,480,034
27,786	Fox Factory Holding Corp.*	2,721,639
23,500	Genesco, Inc.*	1,494,835
57,051	Gentherm, Inc.*	4,167,005
33,600	GMS, Inc.*	1,672,272
79,900	Goodyear Tire & Rubber Co. (The)*	1,141,771
11,500	Group 1 Automotive, Inc.	1,930,045
45,000	Harley-Davidson, Inc.	1,773,000
41,200	Haverty Furniture Cos., Inc.	1,129,704
33,000	Hibbett, Inc.	1,463,220
57,400	JetBlue Airways Corp.*	858,130
16,100	Johnson Outdoors, Inc. Class A	1,251,453
38,900	Kohl’s Corp.	2,351,894
53,400	La-Z-Boy, Inc.	1,408,158
28,524	LCI Industries	2,961,077
10,200	Lear Corp.	1,454,418
22,674	Lithia Motors, Inc. Class A	6,804,921
194,235	LKQ Corp.	8,820,211
65,900	Macy’s, Inc.	1,605,324
28,200	MDC Holdings, Inc.	1,067,088
34,300	Methode Electronics, Inc.	1,483,475
34,800	Miller Industries, Inc.	979,968
40,271	Murphy USA, Inc.	8,052,589
137,101	National Vision Holdings, Inc.*	5,973,491
104,720	Nordstrom, Inc.	2,838,959
21,000	Nu Skin Enterprises, Inc. Class A	1,005,480
39,500	ODP Corp. (The)*	1,810,285
49,629	Planet Fitness, Inc. Class A*	4,192,658
88,723	Polaris, Inc.(a)	9,344,306
10,278	Pool Corp.	4,346,052
43,500	PulteGroup, Inc.	1,822,650
109,000	Qurate Retail, Inc. Series A	518,840
11,370	Red Rock Resorts, Inc. Class A	552,127
105,500	REV Group, Inc.	1,413,700
91,100	Sally Beauty Holdings, Inc.*	1,423,893
25,400	ScanSource, Inc.*	883,666

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Consumer, Cyclical — continued
25,709	SiteOne Landscape Supply, Inc.*	4,156,888
86,570	Skechers USA, Inc. Class A*	3,528,593
34,300	SkyWest, Inc.*	989,555
29,998	Sleep Number Corp.*	1,521,199
30,500	Sonic Automotive, Inc. Class A	1,296,555
155,150	Tapestry, Inc.	5,763,823
118,830	Texas Roadhouse, Inc. Class A	9,949,636
47,400	Toll Brothers, Inc.	2,228,748
105,600	Tri Pointe Homes, Inc.*	2,120,448
42,509	UniFirst Corp.	7,833,559
91,693	Univar Solutions, Inc.*	2,947,013
10,940	Vail Resorts, Inc.	2,847,354
21,200	Whirlpool Corp.	3,662,936
8,700	Williams-Sonoma, Inc.	1,261,500
19,442	Winnebago Industries, Inc.	1,050,451
127,822	World Fuel Services Corp.	3,456,307

		251,612,240

	Consumer, Non-cyclical — 24.0%
192,318	Acadia Healthcare Co., Inc.*	12,602,599
144,100	ACCO Brands Corp.	1,152,800
33,388	Adtalem Global Education, Inc.*	991,957
479,830	Alight, Inc. Class A* (a)	4,774,308
164,755	AngioDynamics, Inc.*	3,548,823
11,563	Argenx SE, ADR*	3,645,930
53,578	Ascendis Pharma AS, ADR*	6,287,914
167,810	Avantor, Inc.*	5,675,334
66,654	Axonics, Inc.*	4,172,540
18,898	Bio-Rad Laboratories, Inc. Class A*	10,643,921
9,604	Bio-Techne Corp.	4,158,916
30,928	Biohaven Pharmaceutical Holding Co., Ltd.*	3,667,133
72,018	Blueprint Medicines Corp.*	4,600,510
118,236	Booz Allen Hamilton Holding Corp. Class A	10,385,850
31,647	Bright Horizons Family Solutions, Inc.*	4,199,240
27,900	Bunge, Ltd.	3,091,599
147,543	Catalent, Inc.*	16,362,519
225,028	Catalyst Pharmaceuticals, Inc.*	1,865,482
37,005	CONMED Corp.	5,497,093
513,147	CoreCivic, Inc.*	5,731,852
5,490	CRA International, Inc.	462,587
29,400	DaVita, Inc.*	3,325,434
43,400	Deluxe Corp.	1,312,416
360,948	Dun & Bradstreet Holdings, Inc.*	6,323,809
33,231	Elanco Animal Health, Inc.*	866,997
22,100	Emergent BioSolutions, Inc.*	907,426
80,415	Envista Holdings Corp.*	3,917,015
71,050	Fate Therapeutics, Inc.*	2,754,608
15,458	FTI Consulting, Inc.*	2,430,307
42,270	Gartner, Inc.*	12,573,634

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
128,783	Globus Medical, Inc. Class A*	9,501,610
27,344	Grand Canyon Education, Inc.*	2,655,376
17,030	Guardant Health, Inc.*	1,128,067
72,732	H&R Block, Inc.	1,893,941
50,364	Haemonetics Corp.*	3,184,012
96,656	Halozyme Therapeutics, Inc.*	3,854,641
21,907	Helen of Troy, Ltd.*	4,290,267
51,280	Hologic, Inc.*	3,939,330
128,324	Horizon Therapeutics Plc*	13,500,968
121,059	Hostess Brands, Inc. Class A*	2,656,034
50,883	ICON Plc, ADR*	12,375,763
64,384	Ingles Markets, Inc. Class A	5,733,395
39,200	Ingredion, Inc.	3,416,280
132,416	Innoviva, Inc.*	2,562,250
8,780	Inspire Medical Systems, Inc.*	2,253,738
31,902	Insulet Corp.*	8,498,374
39,331	Integer Holdings Corp.*	3,168,899
683,915	Ironwood Pharmaceuticals, Inc. Class A*	8,603,651
63,365	Jazz Pharmaceuticals Plc*	9,864,030
19,900	JM Smucker Co. (The)	2,694,659
125,576	Krispy Kreme, Inc.(a)	1,864,804
29,514	Lancaster Colony Corp.	4,402,013
50,275	Lannett Co., Inc.* (a)	39,612
5,186	LivaNova Plc*	424,370
27,500	ManpowerGroup, Inc.	2,582,800
125,301	MEDNAX, Inc.*	2,942,067
16,247	Molina Healthcare, Inc.*	5,419,837
184,032	Molson Coors Beverage Co. Class B	9,823,628
19,273	Morningstar, Inc.	5,264,805
122,108	Neurocrine Biosciences, Inc.*	11,447,625
63,923	Pacira BioSciences, Inc.*	4,878,603
91,152	Patterson Cos., Inc.	2,950,590
491,454	Paya Holdings, Inc.*	2,879,920
79,410	Paylocity Holding Corp.*	16,340,196
67,600	Perdoceo Education Corp.*	776,048
108,303	Performance Food Group Co.*	5,513,706
2,835	Pilgrim’s Pride Corp.*	71,159
245,527	Premier, Inc. Class A	8,738,306
31,500	Prestige Consumer Healthcare, Inc.*	1,667,610
88,690	PTC Therapeutics, Inc.*	3,309,024
27,900	Quanex Building Products Corp.	585,621
13,900	Quest Diagnostics, Inc.	1,902,354
202,755	R1 RCM, Inc.*	5,425,724
29,600	Rent-A-Center, Inc.	745,624
15,930	Repligen Corp.*	2,996,274
73,810	Ritchie Bros Auctioneers, Inc.	4,357,004
80,341	Rocket Pharmaceuticals, Inc.*	1,274,208
88,200	Select Medical Holdings Corp.	2,115,918
127,204	Simply Good Foods Co. (The)*	4,827,392

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
77,300	SpartanNash Co.	2,550,127
74,000	Sprouts Farmers Market, Inc.*	2,366,520
27,173	STERIS Plc	6,569,616
126,296	Syneos Health, Inc.*	10,223,661
60,900	TransUnion	6,293,406
53,100	Triton International, Ltd.	3,726,558
21,000	United Therapeutics Corp.*	3,767,610
27,300	Universal Corp.	1,585,311
19,400	Universal Health Services, Inc. Class B	2,812,030
76,600	Vanda Pharmaceuticals, Inc.*	866,346
53,831	Vericel Corp.*	2,057,421
27,217	Viad Corp.*	970,014
31,200	Weis Markets, Inc.	2,228,304
196,678	WillScot Mobile Mini Holdings Corp.*	7,696,010
93,925	Xencor, Inc.*	2,505,919

		425,491,533

	Energy — 3.5%
42,200	APA Corp.	1,744,126
327,798	Centennial Resource Development, Inc. Class A*	2,645,330
162,696	ChampionX Corp.*	3,982,798
23,099	Chesapeake Energy Corp.(a)	2,009,613
108,000	CNX Resources Corp.*	2,237,760
43,200	Continental Resources, Inc.	2,649,456
108,193	Devon Energy Corp.	6,397,452
133,164	Diamondback Energy, Inc.	18,254,121
14,970	Enphase Energy, Inc.*	3,020,646
218,499	HF Sinclair Corp.*	8,707,185
88,000	Marathon Oil Corp.	2,209,680
70,700	National Energy Services Reunited Corp.* (a)	593,880
26,326	Ovintiv, Inc.	1,423,447
37,600	PDC Energy, Inc.	2,732,768
81,265	SM Energy Co.	3,165,272

		61,773,534

	Financial — 17.9%
61,500	Ally Financial, Inc.	2,674,020
80,558	American Campus Communities, Inc. REIT	4,508,831
174,964	American Equity Investment Life Holding Co.	6,982,813
80,508	American Financial Group, Inc.	11,723,575
179,000	Annaly Capital Management, Inc. REIT	1,260,160
64,400	Ares Capital Corp.	1,349,180
134,597	Ares Management Corp. Class A	10,933,314
45,209	Artisan Partners Asset Management, Inc. Class A	1,778,974
155,400	Associated Banc-Corp.	3,536,904
125,669	Atlantic Union Bankshares Corp.	4,610,796
96,335	Axis Capital Holdings, Ltd.	5,825,377
90,071	Axos Financial, Inc.*	4,178,394
68,600	Banco Latinoamericano de Comercio Exterior SA	1,068,788

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Financial — continued
35,400	Bank of NT Butterfield & Son, Ltd. (The)	1,270,152
60,081	BlackRock Capital Investment Corp.(a)	252,941
129,000	Braemar Hotels & Resorts, Inc. REIT	797,220
177,700	Brandywine Realty Trust REIT	2,512,678
80,900	Brixmor Property Group, Inc. REIT	2,088,029
6,897	C&F Financial Corp.	345,609
67,515	Cedar Realty Trust, Inc. REIT	1,866,115
99,300	Chimera Investment Corp. REIT	1,195,572
61,400	Citizens Financial Group, Inc.	2,783,262
154,000	City Office REIT, Inc. REIT	2,719,640
68,788	CNA Financial Corp.	3,344,473
157,800	CNO Financial Group, Inc.	3,959,202
38,000	Comerica, Inc.	3,436,340
233,094	Douglas Emmett, Inc. REIT	7,790,001
214,034	Easterly Government Properties, Inc. REIT Class A	4,524,679
49,200	Equitable Holdings, Inc.	1,520,772
27,600	Essent Group, Ltd.	1,137,396
9,800	Federal Agricultural Mortgage Corp. Class C	1,063,104
152,903	Fidelity National Financial, Inc.	7,467,782
48,200	Fifth Third Bancorp	2,074,528
35,500	Financial Institutions, Inc.	1,069,615
33,000	First American Financial Corp.	2,139,060
51,900	First Busey Corp.	1,315,146
50,800	First Horizon Corp.	1,193,292
46,200	Flagstar Bancorp, Inc.	1,958,880
105,300	FNB Corp.	1,310,985
151,700	Franklin Street Properties Corp. REIT	895,030
150,834	FS KKR Capital Corp.	3,442,032
43,100	Gaming and Leisure Properties, Inc. REIT	2,022,683
912,540	Genworth Financial, Inc. Class A*	3,449,401
86,200	GEO Group, Inc. (The) REIT* (a)	569,782
131,163	Glacier Bancorp, Inc.	6,594,876
85,200	Global Net Lease, Inc. REIT	1,340,196
43,879	Hamilton Lane, Inc. Class A	3,391,408
47,200	Hancock Whitney Corp.	2,461,480
66,600	Hanmi Financial Corp.	1,639,026
32,800	Heritage Insurance Holdings, Inc.	234,192
138,200	Hope Bancorp, Inc.	2,222,256
86,500	Horizon Bancorp, Inc.	1,614,955
180,009	Hudson Pacific Properties, Inc. REIT	4,995,250
191,213	Independence Realty Trust, Inc. REIT	5,055,672
69,000	Independent Bank Corp.	1,518,000
64,000	Industrial Logistics Properties Trust REIT	1,450,880
63,300	Iron Mountain, Inc. REIT	3,507,453
87,500	Jefferies Financial Group, Inc.	2,874,375
26,441	Kinsale Capital Group, Inc.	6,029,077
52,020	Kite Realty Group Trust REIT	1,184,495
37,700	Lincoln National Corp.	2,464,072
33,410	LPL Financial Holdings, Inc.	6,103,339

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Financial — continued
121,600	Medical Properties Trust, Inc. REIT	2,570,624
262,500	MFA Financial, Inc. REIT	1,057,875
124,700	MGIC Investment Corp.	1,689,685
101,714	National Health Investors, Inc. REIT	6,002,143
139,500	Navient Corp.	2,377,080
113,300	New Mountain Finance Corp.	1,569,205
71,298	Newmark Group, Inc. Class A	1,135,064
224,825	Oaktree Specialty Lending Corp.	1,656,960
55,083	Office Properties Income Trust REIT	1,417,286
46,100	Omega Healthcare Investors, Inc. REIT	1,436,476
37,400	OneMain Holdings, Inc.	1,773,134
81,976	Pacific Premier Bancorp, Inc.	2,897,852
80,000	PennyMac Mortgage Investment Trust REIT	1,351,200
228,999	Physicians Realty Trust REIT	4,016,642
122,100	Piedmont Office Realty Trust, Inc. REIT Class A	2,102,562
84,266	Pinnacle Financial Partners, Inc.	7,759,213
39,993	Piper Sandler Cos.	5,249,081
25,500	Popular, Inc.	2,084,370
12,800	Preferred Bank	948,352
17,733	PS Business Parks, Inc. REIT	2,980,563
52,100	Radian Group, Inc.	1,157,141
96,600	Redwood Trust, Inc. REIT	1,017,198
125,700	Regions Financial Corp.	2,798,082
12,100	Reinsurance Group of America, Inc.	1,324,466
6,898	Retail Value, Inc. REIT	21,108
117,600	Sabra Health Care REIT, Inc. REIT	1,751,064
33,500	Sandy Spring Bancorp, Inc.	1,504,820
59,600	Service Properties Trust REIT	526,268
49,376	Signature Bank	14,491,362
72,725	StepStone Group, Inc. Class A	2,404,288
321,779	Summit Hotel Properties, Inc. REIT*	3,204,919
40,768	Sun Communities, Inc. REIT	7,146,223
128,700	Tanger Factory Outlet Centers, Inc. REIT	2,212,353
82,500	Umpqua Holdings Corp.	1,555,950
111,740	Uniti Group, Inc. REIT(a)	1,537,542
72,400	Universal Insurance Holdings, Inc.	976,676
77,500	Unum Group	2,442,025
35,200	Victory Capital Holdings, Inc. Class A	1,016,224
136,169	Voya Financial, Inc.	9,034,813
95,401	Western Alliance Bancorp	7,901,111
73,600	Western Union Co. (The)	1,379,264
8,279	White Mountains Insurance Group, Ltd.	9,406,931
51,600	Zions Bancorp NA	3,382,896

		316,895,620

	Industrial — 17.5%
16,000	Acuity Brands, Inc.	3,028,800
103,619	Advanced Drainage Systems, Inc.	12,310,973
38,868	Advanced Energy Industries, Inc.	3,345,757

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Industrial — continued
25,800	AGCO Corp.	3,767,574
411,483	Air Transport Services Group, Inc.*	13,764,106
42,100	Apogee Enterprises, Inc.	1,998,066
36,971	AptarGroup, Inc.	4,344,093
18,100	ArcBest Corp.	1,457,050
109,035	Argan, Inc.	4,425,731
71,177	Armstrong World Industries, Inc.	6,406,642
26,450	Arrow Electronics, Inc.*	3,137,764
173,609	Atkore, Inc.*	17,090,070
34,700	Atlas Air Worldwide Holdings, Inc.*	2,997,039
34,371	Axon Enterprise, Inc.*	4,733,918
44,700	Berry Global Group, Inc.*	2,590,812
80,568	Cognex Corp.	6,215,821
44,237	Colfax Corp.*	1,760,190
97,832	Columbus McKinnon Corp.	4,148,077
127,834	Comfort Systems USA, Inc.	11,378,504
13,400	Crane Co.	1,450,952
26,124	Curtiss-Wright Corp.	3,922,780
43,467	Eagle Materials, Inc.	5,579,424
45,150	Encore Wire Corp.	5,150,260
44,800	Energizer Holdings, Inc.	1,378,048
35,975	ESCO Technologies, Inc.	2,515,372
44,331	Exponent, Inc.	4,789,965
121,894	Federal Signal Corp.	4,113,923
463,392	Gates Industrial Corp. Plc*	6,978,684
70,493	Gibraltar Industries, Inc.*	3,027,674
45,806	Graco, Inc.	3,193,594
274,122	GrafTech International, Ltd.	2,637,054
51,100	Greif, Inc. Class A	3,324,566
39,800	HEICO Corp.	6,110,892
143,342	Hexcel Corp.	8,524,549
31,100	Hillenbrand, Inc.	1,373,687
30,847	Huntington Ingalls Industries, Inc.	6,152,126
23,590	IDEX Corp.	4,522,911
208,642	Ingersoll Rand, Inc.	10,505,125
65,700	Jabil, Inc.	4,055,661
28,686	John Bean Technologies Corp.	3,398,430
27,144	Kornit Digital, Ltd.*	2,244,537
27,730	Lincoln Electric Holdings, Inc.	3,821,471
31,900	Matthews International Corp. Class A	1,032,284
63,900	MDU Resources Group, Inc.	1,702,935
17,025	Middleby Corp. (The)*	2,791,079
72,305	Modine Manufacturing Co.*	651,468
31,900	Moog, Inc. Class A	2,800,820
30,069	Nordson Corp.	6,828,069
107,400	O-I Glass, Inc.*	1,415,532
12,900	Oshkosh Corp.	1,298,385
26,500	Owens Corning	2,424,750
66,000	Primoris Services Corp.	1,572,120

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Industrial — continued
118,803	Ranpak Holdings Corp. Class A*	2,427,145
52,692	RBC Bearings, Inc.*	10,215,925
19,590	Saia, Inc.*	4,776,434
38,000	Sanmina Corp.*	1,535,960
111,820	Schneider National, Inc. Class B	2,851,410
71,490	Sensata Technologies Holding Plc*	3,635,267
73,400	Silgan Holdings, Inc.	3,393,282
12,200	Snap-on, Inc.	2,506,856
10,915	TD SYNNEX Corp.	1,126,537
11,845	Teledyne Technologies, Inc.*	5,598,302
28,814	Tetra Tech, Inc.	4,752,581
14,600	Timken Co. (The)	886,220
23,001	TopBuild Corp.*	4,172,151
66,396	Toro Co. (The)	5,676,194
42,915	Trex Co., Inc.*	2,803,637
12,994	TriMas Corp.	416,977
56,342	Trimble, Inc.*	4,064,512
107,400	TTM Technologies, Inc.*	1,591,668
81,767	Universal Logistics Holdings, Inc.	1,647,605
82,300	Vishay Intertechnology, Inc.	1,613,080
139,126	Vontier Corp.	3,532,409
33,310	Vulcan Materials Co.	6,119,047
58,900	Westrock Co.	2,770,067
20,741	Woodward, Inc.	2,590,758

		310,894,138

	Technology — 12.9%
198,122	ACI Worldwide, Inc.*	6,238,862
32,400	Amdocs, Ltd.	2,663,604
136,400	Amkor Technology, Inc.	2,962,608
56,420	Avalara, Inc.*	5,614,354
363,261	Avaya Holdings Corp.*	4,602,517
77,833	Avid Technology, Inc.*	2,714,037
38,982	Azenta, Inc.	3,230,828
16,750	Bill.com Holdings, Inc.*	3,798,733
34,109	Blackline, Inc.*	2,497,461
27,111	Broadridge Financial Solutions, Inc.	4,221,454
8,657	CACI International, Inc. Class A*	2,608,008
101,296	CDK Global, Inc.	4,931,089
64,725	Cerence, Inc.* (a)	2,336,573
20,591	Concentrix Corp.	3,429,637
43,800	CSG Systems International, Inc.	2,784,366
120,300	DXC Technology Co.*	3,925,389
20,400	Ebix, Inc.	676,260
29,938	Endava Plc, ADR*	3,982,652
55,720	Entegris, Inc.	7,313,807
22,500	Globant SA*	5,896,575
18,886	HubSpot, Inc.*	8,969,717
100,511	KBR, Inc.	5,500,967

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Technology — continued
54,010	Lumentum Holdings, Inc.*	5,271,376
62,034	Manhattan Associates, Inc.*	8,604,736
76,635	MaxLinear, Inc.*	4,471,652
66,122	MKS Instruments, Inc.	9,918,300
12,560	MongoDB, Inc. Class A*	5,571,490
7,083	Monolithic Power Systems, Inc.	3,440,071
260,808	NCR Corp.*	10,481,874
41,630	Nova Measuring Instruments, Ltd.* (a)	4,532,674
42,560	Pegasystems, Inc.	3,432,464
63,091	Power Integrations, Inc.	5,847,274
205,132	Pure Storage, Inc. Class A*	7,243,211
120,037	Rapid7, Inc.*	13,352,916
41,400	Seagate Technology Holdings Plc	3,721,860
66,076	Semtech Corp.*	4,581,710
69,268	Silicon Laboratories, Inc.*	10,404,054
61,187	Silicon Motion Technology Corp., ADR	4,088,515
83,000	SMART Global Holdings, Inc.*	2,143,890
58,462	Smartsheet, Inc. Class A*	3,202,548
39,464	Synaptics, Inc.*	7,873,068
81,260	Tenable Holdings, Inc.*	4,696,015
9,123	Tyler Technologies, Inc.*	4,058,731
29,700	Ultra Clean Holdings, Inc.*	1,258,983
64,300	Xerox Holdings Corp.	1,296,931
17,429	Zebra Technologies Corp. Class A*	7,210,377
79,506	Zeta Global Holdings Corp.*	1,013,702

		228,617,920

	Utilities — 1.4%
48,182	IDACORP, Inc.	5,558,276
24,700	National Fuel Gas Co.	1,696,890
94,200	NRG Energy, Inc.	3,613,512
49,898	OGE Energy Corp.	2,034,840
81,117	Portland General Electric Co.	4,473,603
330,204	Vistra Corp.	7,677,243

		25,054,364

	TOTAL COMMON STOCKS (COST $1,417,619,433)	1,715,027,984

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENT — 0.6%

		Mutual Fund - Securities Lending Collateral — 0.6%
10,496,590		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(b) (c)	10,496,590

		TOTAL SHORT-TERM INVESTMENT (COST $10,496,590)	10,496,590

		TOTAL INVESTMENTS — 97.3% (Cost $1,428,116,023)	1,725,524,574

		Other Assets and Liabilities (net) — 2.7%	48,774,736

		NET ASSETS — 100.0%	$1,774,299,310

		Notes to Schedule of Investments:

	*	Non-income producing security.

	(a)	All or a portion of this security is out on loan.

	(b)	The rate disclosed is the 7-day net yield as of March 31, 2022.

	(c)	Represents an investment of securities lending cash collateral.

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
125	Russell 2000 E-mini Index	Jun 2022	$12,915,000	$222,567
49	S&P Mid 400 E-mini Index	Jun 2022	13,177,080	271,769

				$494,336

Abbreviations

ADR	— American Depository Receipt
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2022

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	96.7
Futures Contracts	0.0	*
Short-Term Investment	0.6
Other Assets and Liabilities (net)	2.7

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	COMMON STOCKS — 94.1%

	Australia — 4.2%
1,429,764	Aurizon Holdings, Ltd.	3,939,894
163,100	Australia & New Zealand Banking Group, Ltd.	3,354,135
1,987,600	Beach Energy, Ltd.	2,307,632
294,129	BGP Holdings Plc* (a) (b)	—
308,930	BHP Group, Ltd.(c)	12,075,414
300,365	BHP Group, Ltd., ADR	23,203,196
115,148	BHP Group, Ltd. (London Exchange)	4,424,868
415,742	BlueScope Steel, Ltd.	6,447,037
94,803	Coles Group, Ltd.	1,268,079
12,978	Computershare, Ltd.	238,274
80,520	CSL, Ltd.	16,047,648
860,705	CSR, Ltd.	3,946,857
561,575	Fortescue Metals Group, Ltd.	8,648,351
929,400	Genworth Mortgage Insurance Australia, Ltd.	2,001,851
259,762	Glencore Plc*	1,691,990
248,638	GPT Group (The) REIT	959,789
1,558,600	Harvey Norman Holdings, Ltd.(c)	6,225,915
731,800	Inghams Group, Ltd.(c)	1,669,843
1,489,800	Metcash, Ltd.(c)	5,050,008
1,454,500	Mirvac Group REIT	2,702,116
35,640	Origin Energy, Ltd.	165,505
1,626,284	Orora, Ltd.	4,370,348
810,700	Perenti Global, Ltd.	454,282
90,636	Rio Tinto Plc	7,206,209
137,883	Rio Tinto Plc, ADR	11,085,793
172,547	Rio Tinto, Ltd.	15,338,920
95,040	Santos, Ltd.	548,434
370,001	South32, Ltd.	1,382,693
1,082,420	Stockland REIT	3,428,922
345,218	Super Retail Group, Ltd.	2,654,540
683,653	Telstra Corp., Ltd.	2,023,303
150,231	Treasury Wine Estates, Ltd.	1,291,398
21,125	Woolworths Group, Ltd.	588,827

		156,742,071

	Austria — 0.6%
9,376	ANDRITZ AG*	435,322
305,890	Erste Group Bank AG	11,158,309
145,742	OMV AG	6,989,763
80,800	Wienerberger AG	2,443,337

		21,026,731

	Belgium — 0.4%
61,000	Ageas SA	3,087,620
6,669	Anheuser-Busch InBev SA, ADR	400,540
39,710	Groupe Bruxelles Lambert SA	4,141,944
21,907	Proximus SADP	410,094

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Belgium — continued
49,498	Solvay SA(c)	4,901,499
26,100	UCB SA	3,142,572

		16,084,269

	Brazil — 0.9%
1,330,300	Petroleo Brasileiro SA	9,865,376
249,888	Petroleo Brasileiro SA, ADR	3,698,342
369,255	Petroleo Brasileiro SA, Preferred ADR	5,162,185
109,431	Wheaton Precious Metals Corp.	5,208,497
209,206	Yara International ASA	10,503,930

		34,438,330

	Canada — 2.3%
109,950	Agnico Eagle Mines, Ltd.(c)	6,734,058
212,029	Atlas Corp.	3,112,586
767,800	B2Gold Corp.	3,528,419
247,570	Canadian Pacific Railway, Ltd.	20,450,961
28,200	Canadian Tire Corp., Ltd. Class A	4,261,664
145,781	Franco-Nevada Corp.	23,218,984
348,848	GFL Environmental, Inc.	11,351,514
40,800	Loblaw Cos., Ltd.	3,664,340
11,580	Shopify, Inc. Class A*	7,838,391

		84,160,917

	China — 0.5%
1,310,000	Bank of China, Ltd. Class H	526,136
1,310,000	China Medical System Holdings, Ltd.	2,050,882
3,542,000	China Resources Cement Holdings, Ltd.	2,942,136
574,000	Hengan International Group Co., Ltd.	2,650,275
3,714,000	Jiangnan Group, Ltd.*	130,088
370,500	Kingboard Holdings, Ltd.	1,793,768
1,940,000	Lee & Man Paper Manufacturing, Ltd.	1,009,362
628,600	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,208,049
1,289,000	Shenzhen International Holdings, Ltd.	1,357,823
76,000	SITC International Holdings Co., Ltd.	268,345
2,782,600	Yangzijiang Shipbuilding Holdings, Ltd.	3,134,842

		17,071,706

	Denmark — 2.5%
387	AP Moller - Maersk AS Class A	1,150,269
4,065	AP Moller - Maersk AS Class B	12,323,533
24,716	Carlsberg AS Class B	3,035,175
282,200	Danske Bank AS	4,690,806
36,700	DFDS AS	1,573,291
29,566	ISS AS*	526,269
43,071	Jyske Bank AS*	2,346,244
70,002	Novo Nordisk AS, ADR	7,773,722
352,056	Novo Nordisk AS Class B	39,215,022

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Denmark — continued
211,932	Novozymes AS Class B	14,589,038
24,800	Pandora AS	2,359,924
21,959	Royal Unibrew AS	2,052,935
57,112	Sydbank AS	1,961,287

		93,597,515

	Finland — 0.9%
120,723	Fortum OYJ	2,204,204
2,563,427	Nokia OYJ*	14,193,027
232,117	Nordea Bank Abp	2,407,189
564,947	Nordea Bank Abp (Stockholm Exchange)(c)	5,869,482
172,806	TietoEVRY OYJ(c)	4,622,385
81,200	Valmet OYJ(c)	2,535,212
53,986	Wartsila OYJ Abp(c)	495,927

		32,327,426

	France — 10.5%
27,246	Airbus SE*	3,312,375
32,000	Arkema SA	3,839,773
232,365	AXA SA	6,825,229
167,350	BNP Paribas SA	9,583,577
158,600	Bouygues SA	5,560,911
553,680	Bureau Veritas SA	15,906,420
127,074	Capgemini SE	28,430,294
365,300	Carrefour SA	7,970,567
98,400	Cie de Saint-Gobain	5,889,672
62,092	Cie Generale des Etablissements Michelin SCA	8,436,719
214,100	CNP Assurances	5,191,993
82,642	Coface SA	996,119
361,100	Credit Agricole SA	4,339,071
558,747	Dassault Systemes SE	27,691,537
506,456	Engie SA	6,677,243
96,265	EssilorLuxottica SA	17,674,370
52,300	Ipsen SA	6,571,036
42,863	IPSOS	2,137,772
57,437	L’Oreal SA	23,123,082
210,643	Legrand SA	20,141,054
36,887	LVMH Moet Hennessy Louis Vuitton SE	26,418,078
125,400	Metropole Television SA	2,484,340
36,500	Nexity SA	1,289,617
1,251,215	Orange SA	14,880,868
190,940	Pernod Ricard SA	42,119,645
62,549	Publicis Groupe SA	3,821,615
35,500	Quadient SA	670,716
180,000	Rexel SA	3,856,722
179,896	Sanofi	18,452,708
78,979	Sanofi, ADR	4,054,782
50,121	Societe BIC SA	2,545,954
220,261	Societe Generale SA	5,926,447

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	France — continued
18,000	Sopra Steria Group SACA	3,360,205
33,963	Teleperformance	13,025,721
219,200	Television Francaise 1	2,138,729
515,754	TotalEnergies SE	26,320,112
101,207	TotalEnergies SE, ADR	5,115,002

		386,780,075

	Georgia — 0.0%
45,361	Bank of Georgia Group Plc	708,040

	Germany — 7.5%
40,720	adidas AG	9,563,799
27,300	Allianz SE	6,556,806
58,323	Aroundtown SA	336,957
36,600	Aurubis AG	4,400,002
160,309	BASF SE	9,194,477
312,434	Bayer AG	21,499,537
27,649	Beiersdorf AG	2,922,202
154,339	BMW AG	13,445,308
14,379	Brenntag SE	1,169,399
28,905	Continental AG*	2,097,013
142,021	Covestro AG 144A	7,217,582
48,120	Daimler Truck Holding AG*	1,344,558
48,962	Deutsche Boerse AG	8,846,360
233,239	Deutsche Pfandbriefbank AG	2,853,876
311,200	Deutsche Post AG	15,029,825
413,391	Deutsche Telekom AG	7,765,630
125,192	E.ON SE	1,464,368
228,600	Evonik Industries AG	6,392,494
64,869	Fresenius Medical Care AG & Co. KGaA	4,375,450
1,321	Fresenius Medical Care AG & Co. KGaA, ADR	44,491
62,600	Fresenius SE & Co. KGaA	2,316,767
171,866	GEA Group AG	7,141,983
13,152	Hannover Rueck SE	2,252,944
84,489	HUGO BOSS AG	4,946,746
314,360	Infineon Technologies AG	10,801,749
54,215	Knorr-Bremse AG	4,189,299
39,217	LEG Immobilien SE	4,504,573
321,195	Mercedes-Benz Group AG	22,690,181
9,776	Merck KGaA	2,059,222
50,449	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	13,591,772
6,415	Nemetschek SE	625,894
113,255	Puma SE	9,722,805
44,482	Rheinmetall AG	9,496,512
131,671	RWE AG	5,776,497
74,706	SAP SE	8,384,172
86,082	SAP SE, ADR	9,551,659
27,377	Siltronic AG	2,829,603
99,900	Softwareone Holding AG*	1,410,012

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Germany — continued
85,436	Symrise AG Class A	10,316,178
164,234	TAG Immobilien AG	3,752,042
42,000	Talanx AG*	1,874,681
99,181	Telefonica Deutschland Holding AG	272,468
81,200	United Internet AG	2,808,848
146,505	Vonovia SE	6,889,800
49,384	Zalando SE*	2,521,294

		277,247,835

	Hong Kong — 0.2%
62,900	Hongkong Land Holdings, Ltd.	306,836
213,000	Pacific Basin Shipping, Ltd.	115,044
9,510,000	Tongda Group Holdings, Ltd.*	199,121
1,834,000	United Laboratories International Holdings, Ltd. (The)	959,371
5,812,026	WH Group, Ltd.	3,657,228
1,088,000	Xinyi Glass Holdings, Ltd.	2,614,324

		7,851,924

	Hungary — 0.1%
320,600	MOL Hungarian Oil & Gas Plc	2,846,808
95,800	Richter Gedeon Nyrt	2,032,981

		4,879,789

	India — 0.3%
627,070	HDFC Bank, Ltd.	12,100,103

	Indonesia — 0.2%
4,356,100	Bank Negara Indonesia Persero Tbk PT	2,492,215
7,888,300	Golden Agri-Resources, Ltd.	1,766,044
11,902,500	Telkom Indonesia Persero Tbk PT	3,795,715

		8,053,974

	Ireland — 1.3%
31,918	AerCap Holdings NV*	1,604,837
262,680	CRH Plc	10,578,451
75,370	ICON Plc, ADR*	18,331,492
54,117	Kerry Group Plc Class A	6,081,671
137,456	Ryanair Holdings Plc, ADR*	11,975,167

		48,571,618

	Israel — 0.5%
209,233	Bank Hapoalim BM	2,062,822
316,972	Bank Leumi Le-Israel BM	3,402,552
26,067	Check Point Software Technologies, Ltd.*	3,604,023
42,386	ICL Group, Ltd.	503,890
249,942	Israel Discount Bank, Ltd. Class A	1,552,928
47,772	Mizrahi Tefahot Bank, Ltd.	1,858,232
8,452	Nice, Ltd., ADR*	1,850,988

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Israel — continued
8,767	Phoenix Holdings, Ltd. (The)	114,615
210,300	Teva Pharmaceutical Industries, Ltd.*	1,980,619
1,805	ZIM Integrated Shipping Services, Ltd.	131,242

		17,061,911

	Italy — 2.1%
3,024,100	A2A SpA	5,211,750
355,511	Assicurazioni Generali SpA(c)	8,181,715
57,806	Davide Campari-Milano NV	676,284
1,019,004	Enel SpA	6,844,326
1,494,573	Eni SpA	22,038,840
3,700	Eni SpA, ADR	108,225
15,229	Ferrari NV	3,321,293
4,068	Ferrari NV (Borsa Italiana Exchange)	894,751
2,398,684	Intesa Sanpaolo SpA	5,514,412
1,152,531	Leonardo SpA*	11,551,607
291,800	Mediobanca Banca di Credito Finanziario SpA	2,973,629
54,997	MFE-MediaForEurope NV Class B(c)	63,827
19,798	Prysmian SpA	678,291
9,677	Recordati Industria Chimica e Farmaceutica SpA	489,301
6,924	Reply SpA	1,146,409
202,979	Rizzoli Corriere Della Sera Mediagroup SpA(c)	174,376
596,700	Unipol Gruppo SpA	3,284,564
1,078,000	UnipolSai Assicurazioni SpA	3,208,305

		76,361,905

	Japan — 18.3%
151,500	ADEKA Corp.	3,343,174
3,000	Advantest Corp.(c)	236,017
2,200	AEON REIT Investment Corp. REIT	2,727,442
134,600	AGC, Inc.	5,395,682
10,500	Air Water, Inc.(c)	147,820
170,100	Alpen Co., Ltd.(c)	2,852,930
21,100	Amada Co., Ltd.	186,513
121,700	Amano Corp.	2,185,357
67,900	Asahi Group Holdings, Ltd.	2,472,426
85,400	ASKA Pharmaceutical Holdings Co., Ltd.	881,558
343,400	Astellas Pharma, Inc.	5,399,438
32,200	Brother Industries, Ltd.	588,133
272,200	Canon, Inc.(c)	6,645,995
27,255	Canon, Inc., ADR	662,569
45,400	Central Glass Co., Ltd.	775,262
5,500	Central Japan Railway Co.	719,014
345,694	Chiba Bank, Ltd. (The)(c)	2,043,802
130,000	Chubu Electric Power Co., Inc.(c)	1,350,932
5,700	Chudenko Corp.	96,705
131,700	Concordia Financial Group, Ltd.	492,789
4,700	Cosmo Energy Holdings Co., Ltd.	101,737
269,600	Credit Saison Co., Ltd.(c)	2,864,618

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Japan — continued
354,500	Dai-ichi Life Holdings, Inc.	7,233,637
576,700	Daicel Corp.	3,860,799
115,500	Daiichi Sanyko Co., Ltd.	2,541,510
154,200	Daiwa House Industry Co., Ltd.	4,040,705
847,100	Daiwa Securities Group, Inc.(c)	4,810,902
60,000	Denka Co., Ltd.	1,672,724
88,000	Dexerials Corp.	2,395,946
89,500	DIC Corp.	1,833,343
16,300	Disco Corp.	4,560,415
17,500	Dowa Holdings Co., Ltd.	805,905
52,800	Eagle Industry Co., Ltd.	422,001
275,800	EDION Corp.(c)	2,571,319
99,200	Electric Power Development Co., Ltd.	1,425,275
1,251,100	ENEOS Holdings, Inc.	4,716,424
16,200	Enplas Corp.	360,857
100,700	Ezaki Glico Co., Ltd.	3,083,379
111,900	FUJIFILM Holdings Corp.	6,866,270
48,700	Fujikura, Ltd.*	247,744
31,000	Fujitsu, Ltd.	4,635,447
195,000	Fukuoka Financial Group, Inc.	3,784,767
87,100	Furukawa Co., Ltd.	920,367
106,200	Futaba Industrial Co., Ltd.(c)	316,683
485,894	Hachijuni Bank, Ltd. (The)(c)	1,617,308
11,400	Hankyu Hanshin Holdings, Inc.	330,740
287,800	Haseko Corp.	3,314,789
326,100	Hazama Ando Corp.	2,421,749
17,200	Hino Motors, Ltd.(c)	100,939
84,100	Hirose Electric Co., Ltd.	12,256,928
300	Hitachi Metals, Ltd.*	5,035
29,500	Hitachi, Ltd.	1,482,645
132,800	Hokkaido Electric Power Co., Inc.	529,221
300,500	Honda Motor Co., Ltd.	8,564,751
7,800	Horiba, Ltd.	427,602
13,500	Hoya Corp.	1,545,141
69,900	Ichinen Holdings Co., Ltd.(c)	746,035
12,800	Idemitsu Kosan Co., Ltd.	354,198
8,300	Iida Group Holdings Co., Ltd.(c)	144,104
477,000	Inpex Corp.	5,681,170
30,800	Inui Global Logistics Co., Ltd.(c)	504,895
256,000	Isuzu Motors, Ltd.	3,317,272
166,000	Ito En, Ltd.	8,169,411
169,300	ITOCHU Corp.	5,760,273
74,400	Jaccs Co., Ltd.	1,875,293
105,600	Japan Airlines Co., Ltd.*	1,971,357
153,300	Japan Aviation Electronics Industry, Ltd.	2,492,250
53,400	Japan Exchange Group, Inc.	997,979
108,700	Japan Petroleum Exploration Co., Ltd.	2,307,585
648,500	Japan Post Bank Co., Ltd.(c)	5,238,713
40,000	Japan Post Holdings Co., Ltd.	294,700

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Japan — continued
171,300	Japan Post Insurance Co., Ltd.	3,005,536
219,200	Japan Tobacco, Inc.	3,763,583
288,100	JFE Holdings, Inc.	4,066,548
9,700	JSR Corp.(c)	286,867
3,100	JTEKT Corp.	24,360
186,600	K’s Holdings Corp.(c)	1,933,077
12,500	Kaken Pharmaceutical Co., Ltd.	398,660
106,500	Kamigumi Co., Ltd.	1,922,928
278,400	Kandenko Co., Ltd.	1,905,238
70,000	Kaneka Corp.	2,029,396
282,500	Kanematsu Corp.	3,106,313
162,700	Kansai Paint Co., Ltd.	2,621,930
226,608	Kao Corp.	9,330,628
10,400	Kato Sangyo Co., Ltd.	270,386
365,600	KDDI Corp.	12,044,718
49,500	Keyence Corp.	23,083,141
11,600	KH Neochem Co., Ltd.	260,637
94,200	Kintetsu World Express, Inc.	2,423,478
15,500	Kissei Pharmaceutical Co., Ltd.(c)	324,134
33,100	Kito Corp.(c)	481,428
121,000	Kobayashi Pharmaceutical Co., Ltd.	9,729,581
419,700	Kobe Bussan Co., Ltd.	12,931,245
343,300	Kobe Steel, Ltd.	1,662,883
76,200	Kohnan Shoji Co., Ltd.	2,181,865
15,386	Kose Corp.	1,614,039
147,700	Kuraray Co., Ltd.	1,276,595
41,700	KYB Corp.	1,011,977
41,100	Kyocera Corp.	2,317,125
7,700	Kyushu Railway Co.	157,917
199,100	Lion Corp.	2,226,120
513,700	Marubeni Corp.	6,011,130
63,400	Maxell, Ltd.	624,690
35,500	Mazda Motor Corp.	263,405
619,000	Mebuki Financial Group, Inc.	1,296,497
107,700	Medipal Holdings Corp.	1,780,203
744,400	Mitsubishi Chemical Holdings Corp.	4,968,019
160,000	Mitsubishi Gas Chemical Co., Inc.	2,724,692
453,400	Mitsubishi HC Capital, Inc.	2,116,626
27,200	Mitsubishi Motors Corp.* (c)	73,307
2,370,300	Mitsubishi UFJ Financial Group, Inc.	14,757,110
205,900	Mitsui & Co., Ltd.	5,625,523
67,400	Mitsui Chemicals, Inc.	1,702,953
613,900	Mizuho Financial Group, Inc.	7,881,502
91,200	Mizuho Leasing Co., Ltd.(c)	2,225,798
32,800	Mochida Pharmaceutical Co., Ltd.	1,005,662
456,900	MonotaRO Co., Ltd.	9,820,620
131,000	MS&AD Insurance Group Holdings, Inc.	4,269,037
15,100	Murata Manufacturing Co., Ltd.	1,001,198
16,100	Nachi-Fujikoshi Corp.	551,890

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Japan — continued
5,800	Nagase & Co., Ltd.	86,367
15,000	NGK Insulators, Ltd.	214,798
11,800	NHK Spring Co., Ltd.	85,379
143,100	Nihon Kohden Corp.	3,449,604
164,800	Nikon Corp.(c)	1,767,230
3,800	Nippon Electric Glass Co., Ltd.	84,433
30,300	Nippon Sanso Holdings Corp.	577,476
126,900	Nippon Soda Co., Ltd.	3,506,962
324,100	Nippon Steel Corp.	5,762,806
432,100	Nippon Telegraph & Telephone Corp.	12,593,225
52,000	Nippon Yusen KK(c)	4,558,082
134,500	Nishio Rent All Co., Ltd.	3,075,975
996,900	Nissan Motor Co., Ltd.*	4,451,170
49,200	Nisshin Oillio Group, Ltd. (The)	1,153,465
33,900	Nissin Foods Holdings Co., Ltd.	2,387,698
29,300	Nitto Denko Corp.	2,106,167
2,021,300	Nomura Holdings, Inc.	8,495,697
254,300	Nomura Research Institute, Ltd.	8,341,955
508,441	North Pacific Bank, Ltd.(c)	994,620
4,600	NS Solutions Corp.	138,536
166,700	NTT Data Corp.	3,279,427
389,700	Obayashi Corp.	2,874,102
54,600	Obic Co., Ltd.	8,205,779
16,700	Okuwa Co., Ltd.	126,426
126,300	Olympus Corp.	2,406,712
87,600	Omron Corp.	5,858,095
100,200	Ono Pharmaceutical Co., Ltd.	2,524,046
30,500	Onoken Co., Ltd.(c)	385,683
594,400	ORIX Corp.	11,899,298
75,200	Osaka Gas Co., Ltd.	1,294,919
18,200	OSG Corp.	279,716
72,000	Otsuka Holdings Co., Ltd.	2,498,144
10,000	Persol Holdings Co., Ltd.	224,830
81,700	Pilot Corp.	3,521,360
68,400	Plenus Co., Ltd.	1,129,170
66,100	Prima Meat Packers, Ltd.	1,194,290
30,300	Punch Industry Co., Ltd.	123,589
279,900	Recruit Holdings Co., Ltd.	12,290,104
340,500	Rengo Co., Ltd.	2,183,506
714,000	Resona Holdings, Inc.	3,066,709
160,500	Ricoh Co., Ltd.	1,396,658
346,400	Rohto Pharmaceutical Co., Ltd.	10,488,276
194,400	Sanki Engineering Co., Ltd.	2,233,680
53,700	Sankyu, Inc.	1,758,049
402,800	Santen Pharmaceutical Co., Ltd.	4,044,352
3,500	Sanyo Chemical Industries, Ltd.	144,281
40,100	Sawai Group Holdings Co., Ltd.	1,470,656
12,300	SBS Holdings, Inc.	337,153
2,100	SCREEN Holdings Co., Ltd.(c)	210,294

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Japan — continued
109,100	Secom Co., Ltd.	7,928,795
165,600	Seiko Epson Corp.(c)	2,490,265
145,900	Seino Holdings Co., Ltd.	1,332,103
35,400	Seven & i Holdings Co., Ltd.	1,689,405
387,000	Shimadzu Corp.	13,366,324
26,500	Shin-Etsu Chemical Co., Ltd.	4,050,354
3,800	Shinko Electric Industries Co., Ltd.	179,982
20,900	Shizuoka Bank, Ltd. (The)	148,042
378,600	SKY Perfect JSAT Holdings, Inc.	1,286,148
22,000	SMC Corp.	12,324,242
51,900	Sohgo Security Services Co., Ltd.	1,699,944
179,340	Sojitz Corp.(c)	2,967,556
141,100	Sompo Holdings, Inc.	6,225,255
11,000	Studio Alice Co., Ltd.	197,057
145,000	Subaru Corp.	2,310,391
19,600	Sumitomo Bakelite Co., Ltd.	797,146
93,000	Sumitomo Chemical Co., Ltd.	427,601
10,100	Sumitomo Dainippon Pharma Co., Ltd.	100,039
196,600	Sumitomo Electric Industries, Ltd.	2,345,214
134,400	Sumitomo Heavy Industries, Ltd.	3,097,461
330,400	Sumitomo Mitsui Financial Group, Inc.	10,576,170
158,100	Sumitomo Mitsui Trust Holdings, Inc.	5,180,577
330,400	Sumitomo Rubber Industries, Ltd.	3,040,464
11,700	Sumitomo Seika Chemicals Co., Ltd.	297,110
206,900	Suruga Bank, Ltd.(c)	690,278
37,100	T Hasegawa Co., Ltd.	789,909
38,400	T&D Holdings, Inc.	522,532
129,300	Taiheiyo Cement Corp.(c)	2,139,263
14,000	Takara Standard Co., Ltd.	145,655
7,200	Takasago Thermal Engineering Co., Ltd.	102,410
14,800	Takeuchi Manufacturing Co., Ltd.	319,701
389,600	Teijin, Ltd.	4,353,550
56,000	Terumo Corp.	1,701,102
28,900	TIS, Inc.	677,979
8,600	Toagosei Co., Ltd.	75,931
26,600	Tobu Railway Co., Ltd.	649,124
119,000	Tohoku Electric Power Co., Inc.	698,358
154,500	Tokio Marine Holdings, Inc.	9,013,079
159,500	Tokuyama Corp.(c)	2,243,387
20,900	Tokyo Electron, Ltd.	10,763,884
15,700	Tokyo Electron, Ltd., ADR	2,017,136
308,400	Tokyo Gas Co., Ltd.(c)	5,666,374
85,000	Tokyo Seimitsu Co., Ltd.	3,385,335
21,000	Tokyo Steel Manufacturing Co., Ltd.	199,895
169,000	Tokyu Construction Co., Ltd.	932,126
30,100	Tokyu Corp.	392,134
150,100	Tomy Co., Ltd.	1,500,130
6,100	Topcon Corp.	77,724
34,300	TOPPAN, Inc.	607,782

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Japan — continued
113,400	Toray Industries, Inc.	592,826
16,900	Tosoh Corp.	250,674
88,600	Towa Corp.(c)	1,764,865
84,900	Towa Pharmaceutical Co., Ltd.	1,911,255
54,200	Toyo Ink SC Holdings Co., Ltd.	845,180
8,100	Toyo Seikan Group Holdings, Ltd.	93,110
234,100	Toyo Suisan Kaisha, Ltd.	8,396,679
14,700	Toyo Tanso Co., Ltd.	378,627
13,000	Toyota Tsusho Corp.	536,516
171,200	TS Tech Co., Ltd.	1,923,473
16,600	Tsubakimoto Chain Co.	414,706
68,500	UACJ Corp.	1,305,505
130,200	Ube Industries, Ltd.	2,128,695
31,300	Ulvac, Inc.	1,603,243
123,700	Ushio, Inc.	1,838,278
25,700	Valor Holdings Co., Ltd.	445,327
26,900	Warabeya Nichiyo Holdings Co., Ltd.(c)	393,630
145,000	Yamaha Motor Co., Ltd.	3,259,365
36,200	Yamaichi Electronics Co., Ltd.	552,881
206,600	Yokogawa Electric Corp.	3,535,189
160,900	Yokohama Rubber Co., Ltd. (The)	2,220,304

		674,214,310

	Malaysia — 0.1%
1,152,700	Tenaga Nasional Bhd	2,466,943

	Mexico — 0.1%
3,402,100	America Movil SAB de CV Series L	3,594,537

	Netherlands — 5.7%
9,369	Adyen NV* 144A	18,616,208
10,409	Adyen NV, ADR*	205,786
607,600	Aegon NV	3,225,146
50,734	ASML Holding NV	34,035,334
10,298	ASML Holding NV, ADR NYRS	6,878,343
76,928	ASR Nederland NV	3,595,150
73,049	Euronext NV	6,671,526
3,414	Heineken Holding NV	268,749
434,800	ING Groep NV	4,570,287
139,851	ING Groep NV, ADR	1,458,646
318,100	Koninklijke Ahold Delhaize NV	10,284,881
105,593	Koninklijke DSM NV(c)	18,980,699
1,114,269	Koninklijke KPN NV	3,892,262
65,045	Koninklijke Philips NV, ADR NYRS	1,985,824
307,714	NN Group NV	15,598,755
5,852	OCI NV*	207,229
46,172	Randstad NV(c)	2,787,384
716,500	Shell Plc	19,708,368
338,916	Shell Plc, ADR	18,616,656

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Netherlands — continued
155,300	Signify NV 144A	7,283,285
6,179	TKH Group NV CVA, ADR	346,675
578,990	Universal Music Group NV	15,459,726
148,272	Wolters Kluwer NV	15,874,799

		210,551,718

	Norway — 0.5%
100,400	Austevoll Seafood ASA	1,565,839
237,976	DNB Bank ASA	5,424,754
235,380	Equinor ASA	8,892,652
25,929	Equinor ASA, ADR	972,597
3,594	Kongsberg Gruppen ASA	143,710
8,627	Telenor ASA	124,842

		17,124,394

	Philippines — 0.0%
6,261,800	Vista Land & Lifescapes, Inc.	315,153

	Portugal — 0.0%
782,528	Banco Espirito Santo SA* (a) (b)	—
16,514	Jeronimo Martins SGPS SA	397,911

		397,911

	Russia — 0.0%
3,037,280	Gazprom PJSC(a) (b) (d)	85,568
377,400	Gazprom PJSC, ADR(a) (b) (d)	22,644
67,678	LUKOIL PJSC(a) (b) (d)	40,927
46,100	LUKOIL PJSC, ADR(a) (b) (d)	23,050
84,300	MMC Norilsk Nickel PJSC, ADR(a) (b) (d)	20,232
11,529	Novatek PJSC(a) (b) (d)	1,722
659	Novatek PJSC, GDR(a) (b) (d) (e)	824
169,349	Rosneft Oil Co. PJSC(a) (b) (d)	6,169
1,092,670	Sberbank of Russia PJSC(a) (b) (d)	17,249
27,874	Tatneft PJSC(a) (b) (d)	1,246
44,800	Tatneft PJSC, ADR(a) (b) (d)	13,440

		233,071

	Singapore — 0.3%
2,745,000	IGG, Inc.	1,302,698
259,300	United Overseas Bank, Ltd.	6,091,141
177,500	Venture Corp., Ltd.(c)	2,293,145

		9,686,984

	South Africa — 0.7%
17,400	Anglo American Platinum, Ltd.	2,389,380
469,307	Anglo American Plc	24,260,490
4,103	Anglo American Plc, ADR	107,663
1,003,000	Old Mutual, Ltd.(c)	930,224

		27,687,757

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	South Korea — 1.3%
17,475	HMM Co., Ltd.	417,787
51,200	Kia Corp.	3,109,467
687,331	Samsung Electronics Co., Ltd.	39,265,600
26,500	Samyang Foods Co., Ltd.	2,026,049
27,680	SK Square Co., Ltd.*	1,280,083
42,819	SK Telecom Co., Ltd.	2,004,046

		48,103,032

	Spain — 1.8%
130,943	Amadeus IT Group SA*	8,578,451
1,645,300	Banco Santander SA	5,614,743
282,397	Cellnex Telecom SA	13,614,181
83,100	Enagas SA	1,857,266
48,013	Grupo Catalana Occidente SA	1,475,113
1,381,814	Iberdrola SA	15,127,167
20,191	Let’s GOWEX SA* (a) (b)	—
1,816,288	Mapfre SA(c)	3,823,094
481,400	Mediaset Espana Comunicacion SA*	2,443,600
789,618	Repsol SA	10,442,812
580,402	Telefonica SA	2,833,515

		65,809,942

	Sweden — 2.9%
76,734	Assa Abloy AB Class B	2,087,445
129,900	Boliden AB	6,646,003
206,900	Electrolux AB Class B(c)	3,158,353
322,866	Epiroc AB Class A	6,970,430
24,548	EQT AB	969,876
38,584	Essity AB Class B	917,192
4,282	Getinge AB Class B	171,963
150,949	H & M Hennes & Mauritz AB Class B(c)	2,033,835
899,084	Hexagon AB Class B	12,726,210
261,600	Husqvarna AB Class B	2,750,936
28,824	Industrivarden AB Class A	826,510
73,036	Industrivarden AB Class C	2,056,290
69,825	Intrum AB	1,898,210
195,121	Investor AB Class A(c)	4,573,550
351,911	Investor AB Class B	7,710,168
14,464	Inwido AB	230,520
1,186	L E Lundbergforetagen AB Class B	60,783
27,209	Lundin Energy AB(c)	1,163,786
333,829	Securitas AB Class B	3,794,695
370,500	SKF AB Class B(c)	6,076,078
35,848	SSAB AB Class B*	241,330
149,311	Svenska Cellulosa AB SCA Class B(c)	2,924,950
633,577	Svenska Handelsbanken AB Class A(c)	5,882,848
633,537	Swedbank AB Class A(c)	9,539,014
627,608	Swedish Match AB	4,762,940
127,688	Tele2 AB Class B	1,944,844

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Sweden — continued
202,322	Telefonaktiebolaget LM Ericsson, ADR	1,849,223
1,148,522	Telia Co. AB(c)	4,640,349
390,400	Volvo AB Class B(c)	7,346,399

		105,954,730

	Switzerland — 10.1%
401,203	ABB, Ltd.	13,033,941
157,875	Adecco Group AG	7,175,059
212	Chocoladefabriken Lindt & Spruengli AG	2,524,452
81,641	Cie Financiere Richemont SA Class A	10,398,802
289	Comet Holding AG	83,684
358,000	Credit Suisse Group AG	2,836,324
13,198	Geberit AG	8,158,353
260	Georg Fischer AG	311,514
6,158	Givaudan SA	25,453,715
92,600	Holcim, Ltd.*	4,539,548
19,317	Huber + Suhner AG	1,812,365
132,024	Julius Baer Group, Ltd.	7,689,904
26,145	Lonza Group AG	19,019,831
330,247	Nestle SA	43,049,970
383,673	Novartis AG	33,787,629
125,793	Novartis AG, ADR	11,038,336
15,415	Partners Group Holding AG	19,230,170
140,888	Roche Holding AG	55,947,802
65,560	Roche Holding AG, ADR	3,239,320
38,953	Schindler Holding AG	8,339,188
4,624	SGS SA	12,901,370
366,640	SIG Combibloc Group AG*	9,297,358
56,812	Sika AG(c)	18,794,386
22,320	Swatch Group AG (The)	1,216,920
31,920	Swiss Life Holding AG	20,458,244
21,344	Temenos AG	2,053,554
1,093,537	UBS Group AG	21,452,656
10,205	Valora Holding AG* (c)	1,913,315
4,695	Vontobel Holding AG	396,213
16,685	Zurich Insurance Group AG	8,260,151

		374,414,074

	Taiwan — 1.6%
937,000	ASE Technology Holding Co., Ltd.	3,342,101
1,134,000	Chipbond Technology Corp.	2,716,298
798,000	ChipMOS Technologies, Inc.	1,418,962
1,616,000	Compeq Manufacturing Co., Ltd.	2,705,670
1,153,000	Fubon Financial Holding Co., Ltd.	3,066,757
718,000	Hon Hai Precision Industry Co., Ltd.	2,645,086
201,000	Novatek Microelectronics Corp.	2,966,718
735,000	Taiwan Semiconductor Manufacturing Co., Ltd.	15,195,709
232,833	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	24,275,168

		58,332,469

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Thailand — 0.0%
16,831,100	Quality Houses PCL Class F	1,161,937

	Turkey — 0.1%
280,700	Coca-Cola Icecek AS	2,241,393
1,059,183	Turk Hava Yollari AO*	2,312,478

		4,553,871

	United Kingdom — 9.3%
397,907	3i Group Plc	7,214,152
118,010	Ashtead Group Plc	7,456,121
178,930	AstraZeneca Plc	23,782,321
26,932	AstraZeneca Plc, ADR	1,786,669
245,400	Babcock International Group Plc*	1,044,330
1,184,100	BAE Systems Plc	11,187,369
1,303,300	Barclays Plc	2,537,586
288,541	Barclays Plc, ADR	2,279,474
280,200	Barratt Developments Plc	1,916,094
54,979	Bellway Plc	1,750,939
85,014	Bodycote Plc	702,414
1,124,647	BP Plc	5,508,742
631,053	BP Plc, ADR	18,552,958
235,600	British American Tobacco Plc	9,876,808
262,169	British American Tobacco Plc, ADR	11,053,045
1,821,700	BT Group Plc	4,351,766
1,938,900	Centrica Plc*	2,034,183
551,000	CK Hutchison Holdings, Ltd.	4,040,725
627,344	CNH Industrial NV	9,990,886
208,800	Crest Nicholson Holdings Plc	730,435
38,944	Croda International Plc	4,011,497
992,500	Currys Plc	1,183,331
481,233	Diageo Plc	24,378,615
1,079	Diageo Plc, ADR	219,188
359,823	Experian Plc	13,908,271
274,298	Halma Plc	8,974,004
238,930	Hiscox, Ltd.	3,087,362
3,663,600	HSBC Holdings Plc	25,054,057
556,556	IMI Plc	9,941,739
229,500	Imperial Brands Plc	4,843,402
45,874	Inchcape Plc	401,368
122,521	Intertek Group Plc	8,386,118
1,581,400	J Sainsbury Plc	5,248,414
1,756,600	Kingfisher Plc	5,875,784
7,342,700	Lloyds Banking Group Plc	4,505,451
1,637,165	Man Group Plc	5,001,602
1,094,200	Marks & Spencer Group Plc*	2,219,686
430,100	Micro Focus International Plc	2,284,947
681,500	Mitchells & Butlers Plc*	2,090,100
100,471	Ocado Group Plc*	1,539,279
492,348	Paragon Banking Group Plc	3,220,028

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	United Kingdom — continued
414,964	QinetiQ Group Plc	1,659,046
226,440	Reckitt Benckiser Group Plc	17,347,930
247,100	Redrow Plc	1,692,292
192,666	RELX Plc	6,014,899
32,494	RELX Plc, ADR	1,010,563
890,280	Segro Plc REIT	15,719,074
370,380	Senior Plc*	617,245
37,819	Smith & Nephew Plc	604,197
12,246	Spectris Plc	416,857
72,397	Spirax-Sarco Engineering Plc	11,890,988
145,983	SThree Plc	789,983
346,800	Tate & Lyle Plc	3,339,054
1,350,500	Taylor Wimpey Plc	2,309,750
1,256,100	Tesco Plc	4,551,602
74,000	Vistry Group Plc	913,824
645,039	Vodafone Group Plc, ADR	10,720,548
11,221	WPP Plc	147,176

		343,916,288

	United States — 6.3%
25,484	Agilent Technologies, Inc.	3,372,298
83,771	Analog Devices, Inc.	13,837,294
42,672	ANSYS, Inc.*	13,554,761
42,770	Atlassian Corp. Plc Class A*	12,567,109
58,503	Bruker Corp.	3,761,743
208,216	Cadence Design Systems, Inc.*	34,243,203
26,910	Ferguson Plc	3,661,106
1,075,781	GlaxoSmithKline Plc	23,251,064
677,272	GlaxoSmithKline Plc, ADR	29,501,968
101,881	James Hardie Industries Plc, CDI	3,076,842
81,612	Janus Henderson Group Plc	2,858,052
674,400	JBS SA	5,283,707
21,974	Nordson Corp.	4,989,856
340,954	Schneider Electric SE	57,253,820
177,711	Stellantis NV	2,898,521
255,527	Stellantis NV (EN Paris Exchange)	4,158,965
100,913	Swiss Re AG	9,642,348
19,297	Texas Instruments, Inc.	3,540,614

		231,453,271

	TOTAL COMMON STOCKS (COST $3,232,087,863)	3,475,038,531

	INVESTMENT COMPANIES — 0.9%

	United States — 0.9%
334,862	iShares MSCI EAFE ETF	24,645,843
223,356	iShares MSCI Eurozone ETF	9,664,614

		34,310,457

	TOTAL INVESTMENT COMPANIES (COST $36,472,830)	34,310,457

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	PREFERRED STOCKS — 1.4%

	Brazil — 0.2%
1,162,400	Petroleo Brasileiro SA, 16.90%	8,182,384

	Germany — 1.1%
5,781	BMW AG, 2.72%	450,561
221,436	Henkel AG & Co. KGaA, 3.04%	14,915,823
66,300	Porsche Automobil Holding SE, 2.50%	6,460,285
326,000	Schaeffler AG, 4.37%	2,031,920
96,514	Volkswagen AG, 3.06%	16,785,404

		40,643,993

	South Korea — 0.1%
56,818	Samsung Electronics Co., Ltd., 1.72%	2,938,844

	TOTAL PREFERRED STOCKS (COST $59,801,167)	51,765,221

	WARRANT — 0.0%

	Switzerland — 0.0%
236,912	Cie Financiere Richemont SA, Expires 11/22/23*	187,934

	TOTAL WARRANT (COST $—)	187,934

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENT — 2.3%

	Mutual Fund - Securities Lending Collateral — 2.3%
82,677,714	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(f) (g)	82,677,714

	TOTAL SHORT-TERM INVESTMENT (COST $82,677,714)	82,677,714

	TOTAL INVESTMENTS — 98.7% (Cost $3,411,039,574)	3,643,979,857

	Other Assets and Liabilities (net) — 1.3%	48,840,594

	NET ASSETS — 100.0%	$3,692,820,451

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Level 3 — significant unobservable inputs were used in determining the value of this security in the fund.

(b)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $233,071 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2022 was $30,999,269.

(c)	All or a portion of this security is out on loan.

(d)	Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $233,071 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2022 was $29,541,297.

(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $824, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.

(f)	The rate disclosed is the 7-day net yield as of March 31, 2022.

(g)	Represents an investment of securities lending cash collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $33,117,075 which represents 0.9% of net assets.

At March 31, 2022, the Fund held the following restricted security:

Restricted Security	Acquisition Date	Principal Amount	Cost	Value
Novatek PJSC, GDR	12/10/21	USD 659	$150,811	$824

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
733	MSCI EAFE Index	Jun 2022	$78,592,260	$4,018,218

Abbreviations

ADR	— American Depository Receipt
CDI	— CREST Depository Interest
CVA	— Certificaten Van Aandelen
GDR	— Global Depository Receipt
NYRS	— New York Registry Shares
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2022

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	24.8
Financial	15.4
Industrial	15.2
Technology	10.6
Basic Materials	9.5
Consumer, Cyclical	8.9
Energy	5.2
Communications	4.3
Utilities	1.6
Unaffiliated Funds	0.9
Diversified	0.1
Short-Term Investment	2.2
Other Assets and Liabilities (net)	1.3

100.0%

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		DEBT OBLIGATIONS — 99.0%

		Asset Backed Securities — 10.2%
2,299,000		Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, due 08/15/46 144A	2,120,411
56,437		AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.13%, due 02/18/25	56,617
200,000		AmeriCredit Automobile Receivables Trust, Series 2019-1, Class C, 3.36%, due 02/18/25	201,607
400,000		AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, due 04/18/25	401,671
600,000		AmeriCredit Automobile Receivables Trust, Series 2019-3, Class C, 2.32%, due 07/18/25	601,383
500,000		AmeriCredit Automobile Receivables Trust, Series 2020-1, Class B, 1.48%, due 01/21/25	497,459
1,650,000		AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C, 0.89%, due 10/19/26	1,568,479
400,000		AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01%, due 01/19/27	376,077
400,000		AmeriCredit Automobile Receivables Trust, Series 2021-3, Class C, 1.41%, due 08/18/27	374,645
568,000		AMSR Trust, Series 2020-SFR4, Class A, 1.36%, due 11/17/37 144A	528,683
1,350,000		AMSR Trust, Series 2021-SFR1, Class A, 1.95%, due 06/17/38(b) 144A	1,235,051
1,529,000		AMSR Trust, Series 2021-SFR2, Class A, 1.53%, due 08/17/38 144A	1,385,549
227,000		AMSR Trust, Series 2021-SFR4, Class A, 2.12%, due 12/17/38 144A	214,176
3,500,000		Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class AR2, 1.37% (3 mo. USD LIBOR + 1.09%), due 01/28/31(c) 144A	3,492,713
423,720		Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, due 06/05/49 144A	422,069
233,919		Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 07/17/46 144A	223,049
604,790		Arbys Funding LLC, Series 2020-1A, Class A2, 3.24%, due 07/30/50 144A	579,806
1,550,000		ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, due 08/15/28 144A	1,542,843
506,000		Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, due 03/20/26 144A	492,662
297,000		Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.33%, due 08/20/26 144A	288,598
2,500,000	EUR	Barings Euro CLO, Series 2015-1A, Class ARR, 0.98% (3 mo. EURIBOR + 0.98%), due 07/25/35(c) 144A	2,756,082
198,000		BMW Vehicle Lease Trust, Series 2022-1, Class A3, 1.10%, due 03/25/25	193,165
1,250,000	EUR	BNPP AM Euro CLO BV, Series 2018-1A, Class AR, 0.60% (3 mo. EURIBOR + 0.60%), due 04/15/31(c) 144A	1,383,105
282,000		Bojangles Issuer LLC, Series 2020-1A, Class A2, 3.83%, due 10/20/50 144A	276,814
132,621		BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A, 3.28%, due 09/26/33 144A	131,006
366,000		Capital Automotive REIT, LP CMO, Series 2020-1A, Class B1, 4.17%, due 02/15/50 144A	361,447
340,900		Capital One Prime Auto Receivables Trust, Series 2019-1, Class A3, 2.51%, due 11/15/23	342,330
1,750,000	EUR	Carlyle Global Market Strategies Euro CLO, Ltd., Series 2014-2A, Class AR1, 0.75% (3 mo. EURIBOR + 0.75%), due 11/15/31(c) 144A	1,935,103
268,000		Carlyle US CLO, Ltd., Series 2019-2A, Class A1R, 1.36% (3 mo. USD LIBOR + 1.12%), due 07/15/32(c) 144A	265,885

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
400,000	CarMax Auto Owner Trust, Series 2020-4, Class C, 1.30%, due 08/17/26	378,426
300,000	CarMax Auto Owner Trust, Series 2021-2, Class C, 1.34%, due 02/16/27	283,183
310,000	CarMax Auto Owner Trust, Series 2021-3, Class C, 1.25%, due 05/17/27	293,132
300,000	CarMax Auto Owner Trust, Series 2021-4, Class C, 1.38%, due 07/15/27	278,614
281,000	CarMax Auto Owner Trust, Series 2022-1, Class A3, 1.47%, due 12/15/26	272,139
400,000	CarMax Auto Owner Trust, Series 2022-1, Class C, 2.20%, due 11/15/27	382,511
200,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.47%, due 07/17/28	191,804
1,629,291	CF Hippolyta LLC CMO, Series 2020-1, Class A1, 1.69%, due 07/15/60 144A	1,540,684
499,614	CF Hippolyta LLC CMO, Series 2021-1A, Class A1, 1.53%, due 03/15/61 144A	464,590
850,000	CIFC Funding CLO, Ltd., Series 2014-2RA, Class A1, 1.31% (3 mo. USD LIBOR + 1.05%), due 04/24/30(c) 144A	846,600
1,500,000	CIFC Funding CLO, Ltd., Series 2015-1A, Class ARR, 1.37% (3 mo. USD LIBOR + 1.11%), due 01/22/31(c) 144A	1,491,646
1,200,000	Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7, 3.96%, due 10/13/30	1,280,491
717,787	CLI Funding VI LLC, Series 2020-1A, Class A, 2.08%, due 09/18/45 144A	674,071
523,534	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, due 02/18/46 144A	476,319
374,411	CLI Funding VIII LLC, Series 2022-1A, Class A1, 2.72%, due 01/18/47 144A	354,052
186,578	Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 2.68%, due 09/25/42 144A	185,330
2,250,000	Crown City CLO I, Series 2020-1A, Class A1AR, 1.44% (3 mo. USD LIBOR + 1.19%), due 07/20/34(c) 144A	2,222,602
1,250,000	Crown Point CLO 11, Ltd., Series 2021-11A, Class A, 1.37% (3 mo. USD LIBOR + 1.12%), due 01/17/34(c) 144A	1,241,936
243,000	DataBank Issuer, Series 2021-1A, Class A2, 2.06%, due 02/27/51 144A	226,222
194,880	DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, due 11/20/47 144A	196,226
2,350,110	DB Master Finance LLC, Series 2021-1A, Class A23, 2.79%, due 11/20/51 144A	2,113,100
851,865	DB Master Finance LLC, Series 2021-1A, Class A2I, 2.05%, due 11/20/51 144A	780,561
112,000	Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.48%, due 04/15/49 144A	104,672
595,200	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.12%, due 07/25/47 144A	592,486
3,325,868	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.66%, due 04/25/51 144A	3,094,443
127,147	Drive Auto Receivables Trust, Series 2020-2, Class B, 1.42%, due 03/17/25	127,106
300,000	Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65%, due 07/15/25	297,417
350,460	Driven Brands Funding LLC, Series 2020-2A, Class A2, 3.24%, due 01/20/51 144A	329,727
483,788	Driven Brands Funding LLC, Series 2021-1A, Class A2, 2.79%, due 10/20/51 144A	435,717
459,000	Elmwood CLO IV, Ltd., Series 2020-1A, Class A, 1.48% (3 mo. USD LIBOR + 1.24%), due 04/15/33(c) 144A	457,315
472,211	FirstKey Homes Trust, Series 2020-SFR1, Class A, 1.34%, due 08/17/37 144A	441,717
826,119	FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, due 10/19/37 144A	768,035
579,482	FirstKey Homes Trust, Series 2021-SFR1, Class A, 1.54%, due 08/17/38 144A	537,460
401,000	FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, due 08/17/38 144A	364,810
2,643,000	FirstKey Homes Trust, Series 2022-SFRA, Class A, 3.10%, due 03/17/39 144A	2,541,746
220,335	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.60%, due 07/25/47 144A	218,599
161,430	FOCUS Brands Funding LLC, Series 2017-1A, Class A2IB, 3.86%, due 04/30/47 144A	158,351
719,000	Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, due 08/15/31 144A	695,109
1,745,000	Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06%, due 04/15/33 144A	1,620,330

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Asset Backed Securities — continued
300,000		Ford Credit Auto Owner Trust, Series 2020-C, Class C, 1.04%, due 05/15/28	284,706
153,000		Ford Credit Auto Owner Trust, Series 2022-A, Class A3, 1.29%, due 06/15/26	148,427
300,000		Ford Credit Auto Owner Trust, Series 2022-A, Class C, 2.14%, due 07/15/29	288,126
818,000		Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.06%, due 04/15/26	821,591
698,000		Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A, 1.06%, due 09/15/27	652,090
1,000,000		Generate CLO-2, Ltd., Series 2015-1A, Class AR, 1.41% (3 mo. USD LIBOR + 1.15%), due 01/22/31(c) 144A	993,861
3,500,000		Generate CLO-4, Ltd., Series 2016-2A, Class A1R, 1.34% (3 mo. USD LIBOR + 1.09%), due 04/20/32(c) 144A	3,484,050
139,000		GM Financial Automobile Leasing Trust, Series 2021-2, Class A4, 0.41%, due 05/20/25	134,744
100,000		GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C, 3.62%, due 06/17/24	100,865
81,618		GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.97%, due 11/16/23	81,742
300,000		GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class C, 1.04%, due 05/17/27	283,791
164,000		GM Financial Consumer Automobile Receivables Trust, Series 2021-4, Class A3, 0.68%, due 09/16/26	158,496
128,000		GM Financial Consumer Automobile Receivables Trust, Series 2022-1, Class A3, 1.26%, due 11/16/26	123,944
575,000		GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A, 2.90%, due 04/15/26 144A	574,430
260,000		GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A, 0.68%, due 08/15/25 144A	253,346
315,000		Golub Capital Partners ABS Funding, Ltd., Series 2020-1A, Class A2, 3.21%, due 01/22/29 144A	309,976
434,000		Golub Capital Partners ABS Funding, Ltd., Series 2021-1A, Class A2, 2.77%, due 04/20/29 144A	415,071
364,000		HI-FI Music IP Issuer, LP, Series 2022-1A, Class A2, 3.94%, due 02/01/62 144A	364,195
112,758		Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, due 12/26/28 144A	112,712
85,448		Hilton Grand Vacations Trust, Series 2018-AA, Class A, 3.54%, due 02/25/32 144A	85,590
109,039		Home Equity Asset Trust, Series 2003-8, Class M1, 1.54% (1 mo. USD LIBOR + 1.08%), due 04/25/34(c)	107,892
440,099		Home Partners of America Trust, Series 2021-2, Class A, 1.90%, due 12/17/26 144A	413,117
279,000		Honda Auto Receivables Owner Trust, Series 2021-2, Class A4, 0.55%, due 08/16/27	265,775
238,000		Hyundai Auto Lease Securitization Trust, Series 2022-A, Class A3, 1.16%, due 01/15/25 144A	232,488
2,000,000	EUR	Invesco Euro CLO I DAC, Series 1A, Class A1R, 0.65% (3 mo. EURIBOR + 0.65%), due 07/15/31(c) 144A	2,199,208
493,453		Invitation Homes Trust, Series 2018-SFR1, Class A, 1.14% (1 mo. USD LIBOR + 0.70%), due 03/17/37(c) 144A	488,875
295,020		Jack In The Box Funding LLC, Series 2019-1A, Class A23, 4.97%, due 08/25/49 144A	298,541
494,000		Jack In The Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, due 02/26/52 144A	467,118
57,001		Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2B, 2.81%, due 11/25/42 144A	57,137

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Asset Backed Securities — continued
1,000,000	EUR	Madison Park Euro Funding CLO XIV DAC, Series 14A, Class A1R, 0.80% (3 mo. EURIBOR + 0.80%), due 07/15/32(c) 144A	1,105,938
3,500,000		Madison Park Funding CLO XXXIII, Ltd., Series 2019-33A, Class AR, 1.45% (3 mo. TSFR + 1.29%), due 10/15/32(c) 144A	3,489,559
2,000,000		Madison Park Funding CLO XXXVIII, Ltd., Series 2021-38A, Class A, 1.36% (3 mo. USD LIBOR + 1.12%), due 07/17/34(c) 144A	1,987,160
338,000		Mercedes-Benz Auto Receivables Trust, Series 2021-1, Class A3, 0.46%, due 06/15/26	324,686
741,126		MidOcean Credit CLO III, Series 2014-3A, Class A1R, 1.38% (3 mo. USD LIBOR + 1.12%), due 04/21/31(c) 144A	735,521
72,014		Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, 1.48% (1 mo. USD LIBOR + 1.02%), due 10/25/33(c)	71,442
29,955		Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC7, Class M1, 1.51% (1 mo. USD LIBOR + 1.05%), due 06/25/33(c)	29,810
78,168		MVW Owner Trust, Series 2018-1A, Class A, 3.45%, due 01/21/36 144A	78,190
63,019		Navient Private Education Loan Trust, Series 2016-AA, Class A2A, 3.91%, due 12/15/45 144A	63,759
174,128		Navient Private Education Refi Student Loan Trust, Series 2019-FA, Class A2, 2.60%, due 08/15/68 144A	172,583
486,893		Navient Private Education Refi Student Loan Trust, Series 2020-HA, Class A, 1.31%, due 01/15/69 144A	471,726
316,733		Navient Student Loan Trust, Series 2020-2A, Class A1A, 1.32%, due 08/26/69 144A	289,312
291,000		Neighborly Issuer, Series 2022-1A, Class A2, 3.70%, due 01/30/52 144A	271,672
712,615		Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.58%, due 04/30/51 144A	670,653
167,654		New Century Home Equity Loan Trust, Series 2003-A, Class A, 1.18% (1 mo. USD LIBOR + 0.72%), due 10/25/33(c) 144A	163,291
785,000		New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, due 10/20/61 144A	732,800
203,000		New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, due 10/20/61 144A	191,771
2,643,000		NextGear Floorplan Master Owner Trust, Series 2022-1A, Class A2, 2.80%, due 03/15/27 144A	2,602,163
570,063		North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 1.06% (3 mo. USD LIBOR + 0.80%), due 07/25/36(c)	568,482
125,059		NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1, Class A, 3.10%, due 07/25/26 144A	118,431
1,866,307		Oak Street Investment Grade Net Lease Fund, Series 2021-1A, Class A1, 1.48%, due 01/20/51 144A	1,739,137
737,763		Oak Street Investment Grade Net Lease Fund, Series 2021-2A, Class A1, 2.38%, due 11/20/51 144A	711,775
1,250,000		OCP CLO, Ltd., Series 2015-9A, Class A1R2 (3 mo. TSFR + 1.25%), due 01/15/33(c) 144A	1,247,702
272,000		OCP CLO, Ltd., Series 2020-19A, Class AR, 1.40% (3 mo. USD LIBOR + 1.15%), due 10/20/34(c) 144A	269,271
21,275		OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, due 03/14/29 144A	21,281
132,536		Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.46%, due 02/15/27 144A	133,647
2,340,084		OZLM Funding IV CLO, Ltd., Series 2013-4A, Class A1R, 1.51% (3 mo. USD LIBOR + 1.25%), due 10/22/30(c) 144A	2,329,379

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
247,297	OZLM XI CLO, Ltd., Series 2015-11A, Class A1R, 1.55% (3 mo. USD LIBOR + 1.25%), due 10/30/30(c) 144A	246,706
2,500,000	Palmer Square CLO, Ltd., Series 2015-1A, Class A1A4, 1.61% (3 mo. USD LIBOR + 1.13%), due 05/21/34(c) 144A	2,489,980
750,000	Palmer Square CLO, Ltd., Series 2018-2A, Class A1A, 1.34% (3 mo. USD LIBOR + 1.10%), due 07/16/31(c) 144A	746,871
2,000,000	Park Avenue Institutional Advisers CLO, Ltd., Series 2018-1A, Class A1AR, 1.25% (3 mo. USD LIBOR + 1.00%), due 10/20/31(c) 144A	1,989,132
137,000	PFS Financing Corp., Series 2020-E, Class A, 1.00%, due 10/15/25 144A	133,531
2,492,000	PFS Financing Corp., Series 2022-A, Class A, 2.47%, due 02/15/27 144A	2,440,874
1,329,000	Progress Residential Trust, Series 2019-SFR4, Class A, 2.69%, due 10/17/36 144A	1,307,875
1,313,000	Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, due 04/17/37 144A	1,248,562
1,364,000	Progress Residential Trust, Series 2021-SFR2, Class A, 1.55%, due 04/19/38 144A	1,270,791
246,000	Progress Residential Trust, Series 2021-SFR8, Class B, 1.68%, due 10/17/38 144A	223,331
1,570,000	Progress Residential Trust, Series 2022-SFR2, Class A, 2.95%, due 04/17/27	1,499,660
4,543	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4, 4.93%, due 08/25/35(d)	4,545
250,000	Romark CLO II, Ltd., Series 2018-2A, Class A1, 1.43% (3 mo. USD LIBOR + 1.18%), due 07/25/31(c) 144A	248,678
739,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, due 04/20/45 144A	734,788
104,991	Santander Drive Auto Receivables Trust, Series 2019-3, Class C, 2.49%, due 10/15/25	105,211
500,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class C, 1.46%, due 09/15/25	498,477
600,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12%, due 01/15/26	595,585
400,000	Santander Drive Auto Receivables Trust, Series 2020-4, Class C, 1.01%, due 01/15/26	395,570
700,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90%, due 06/15/26	680,668
900,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35%, due 07/15/27	862,220
1,000,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95%, due 09/15/27	970,780
900,000	Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, due 02/16/27	859,768
600,000	Santander Drive Auto Receivables Trust, Series 2022-1, Class C, 2.56%, due 04/17/28	587,253
231,000	Santander Retail Auto Lease Trust, Series 2022-A, Class A3, 1.34%, due 07/21/25 144A	224,253
653,000	Santander Revolving Auto Loan Trust, Series 2019-A, Class A, 2.51%, due 01/26/32 144A	640,843
469,640	ServiceMaster Funding LLC, Series 2021-1, Class A2I, 2.87%, due 07/30/51 144A	423,755
487,500	Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, due 07/25/49 144A	483,924
45,079	Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A, 3.20%, due 01/20/36 144A	44,975
459,807	Silver Creek CLO, Ltd., Series 2014-1A, Class AR, 1.49% (3 mo. USD LIBOR + 1.24%), due 07/20/30(c) 144A	458,752
1,605,161	Small Business Administration, Series 2013-20H, Class 1, 3.16%, due 08/01/33	1,594,056

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
1,167,323	Small Business Administration, Series 2013-20L, Class 1, 3.38%, due 12/01/33	1,168,924
1,329,744	Small Business Administration, Series 2014-20C, Class 1, 3.21%, due 03/01/34	1,319,181
643,801	Small Business Administration, Series 2014-20D, Class 1, 3.11%, due 04/01/34	636,370
460,853	Small Business Administration, Series 2014-20I, Class 1, 2.92%, due 09/01/34	454,550
2,316,700	Small Business Administration, Series 2019-25F, Class 1, 2.77%, due 06/01/44	2,331,758
914,111	Small Business Administration, Series 2020-25D, Class 1, 1.77%, due 04/01/45	862,736
2,049,000	Small Business Administration, Series 2022-25A, Class 1, 2.04%, due 01/01/47	1,976,396
396,012	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.84%, due 06/15/37 144A	391,067
388,081	SMB Private Education Loan Trust, Series 2020-PTA, Class A2A, 1.60%, due 09/15/54 144A	371,770
257,393	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07%, due 01/15/53 144A	236,895
448,780	Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, due 01/20/50 144A	439,964
358,200	Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, due 08/20/51 144A	314,233
547,000	Stack Infrastructure Issuer LLC, Series 2019-2A, Class A2, 3.08%, due 10/25/44 144A	538,323
2,178,000	Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.88%, due 03/26/46 144A	2,002,068
655,157	Stack Infrastructure Issuer LLC CMO, Series 2019-1A, Class A2, 4.54%, due 02/25/44 144A	658,623
647,602	STORE Master Funding LLC, Series 2014-1A, Class A2, 5.00%, due 04/20/44 144A	648,475
190,492	Sunbird Engine Finance LLC, Series 2020-1A, Class A, 3.67%, due 02/15/45 144A	173,216
713,213	Taco Bell Funding LLC, Series 2021-1A, Class A2I, 1.95%, due 08/25/51 144A	647,599
1,888,268	Taco Bell Funding LLC, Series 2021-1A, Class A2II, 2.29%, due 08/25/51 144A	1,689,982
1,000,000	TCW CLO, Ltd., Series 2019-2A, Class A1R, 1.52% (3 mo. TSFR + 1.28%), due 10/20/32(c) 144A	998,151
298,343	TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, due 02/20/46 144A	268,529
1,204,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, due 11/25/31 144A	1,196,289
364,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, due 05/25/33 144A	344,923
2,200,000	Toyota Auto Loan Extended Note Trust, Series 2021-1A, Class A, 1.07%, due 02/27/34 144A	2,045,920
417,000	Toyota Auto Receivables Owner Trust, Series 2022-A, Class A3, 1.23%, due 06/15/26	405,237
1,531,638	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, due 03/17/38 144A	1,481,653
1,500,000	Trimaran Cavu CLO, Ltd., Series 2021-1A, Class A, 1.47% (3 mo. USD LIBOR + 1.21%), due 04/23/32(c) 144A	1,491,211
682,295	Triton Container Finance VIII LLC, Series 2020-1A, Class A, 2.11%, due 09/20/45 144A	630,335
413,580	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, due 03/20/46 144A	375,104
2,132,000	Vantage Data Centers Issuers LLC, Series 2020-1A, Class A2, 1.65%, due 09/15/45 144A	1,986,684
347,000	Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.99%, due 09/15/45 144A	318,033
500,000	Venture XIX CLO, Ltd., Series 2014-19A, Class ARR, 1.50% (3 mo. USD LIBOR + 1.26%), due 01/15/32(c) 144A	496,452

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
2,372,000	Verizon Master Trust, Series 2021-2, Class A, 0.99%, due 04/20/28	2,270,263
345,000	Verizon Master Trust, Series 2022-2, Class A, 1.53%, due 07/20/28	332,333
955,151	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, due 12/20/23	957,682
460,943	VR Funding LLC, Series 2020-1A, Class A, 2.79%, due 11/15/50 144A	434,007
150,093	VSE VOI Mortgage LLC, Series 2017-A, Class A, 2.33%, due 03/20/35 144A	147,711
500,000	Wellfleet CLO, Ltd., Series 2018-3A, Class A1A, 1.50% (3 mo. USD LIBOR + 1.25%), due 01/20/32(c) 144A	496,383
531,233	Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, due 06/15/49 144A	526,748
1,773,598	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.37%, due 06/15/51 144A	1,583,794
120,625	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.23%, due 03/15/45 144A	109,202
344,219	World Omni Auto Receivables Trust, Series 2019-B, Class A3, 2.59%, due 07/15/24	345,451
1,100,000	World Omni Select Auto Trust, Series 2019-A, Class B, 2.17%, due 12/15/25	1,099,312
200,000	World Omni Select Auto Trust, Series 2019-A, Class C, 2.38%, due 12/15/25	199,204
200,000	World Omni Select Auto Trust, Series 2021-A, Class C, 1.09%, due 11/15/27	185,754
575,110	Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, due 07/30/51 144A	533,108

		150,133,826

	Corporate Debt — 36.0%
225,000	1011778 BC ULC/New Red Finance, Inc., 3.88%, due 01/15/28 144A	213,610
615,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30 144A	555,585
1,920,000	AbbVie, Inc., 3.20%, due 11/21/29	1,899,226
300,000	AbbVie, Inc., 3.80%, due 03/15/25	305,873
450,000	AbbVie, Inc., 4.25%, due 11/21/49	468,683
2,268,000	AbbVie, Inc., 4.50%, due 05/14/35(e)	2,439,589
640,000	AbbVie, Inc., 4.55%, due 03/15/35	688,581
170,000	AbbVie, Inc., 4.70%, due 05/14/45	185,290
290,000	AbbVie, Inc., 4.75%, due 03/15/45(e)	316,948
200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 04/29/28 144A	186,884
201,800	ABY Transmision Sur SA, 6.88%, due 04/30/43 144A	244,178
323,000	Adani Ports & Special Economic Zone, Ltd., 3.10%, due 02/02/31(e) 144A	278,403
203,000	AdaptHealth LLC, 5.13%, due 03/01/30(e) 144A	188,931
436,000	Advantage Sales & Marketing, Inc., 6.50%, due 11/15/28 144A	413,494
1,340,000	Advocate Health & Hospitals Corp., 2.21%, due 06/15/30	1,240,733
545,000	AECOM, 5.13%, due 03/15/27	558,380
400,000	AEP Texas, Inc., 3.80%, due 10/01/47	376,990
260,000	AEP Transmission Co. LLC, 3.80%, due 06/15/49(e)	257,844
646,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, due 10/29/24	610,629
482,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, due 01/30/26	442,823
690,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, due 10/29/26	639,188
432,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.88%, due 08/14/24	420,471
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, due 07/21/27	145,594
1,600,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 04/03/26	1,618,150
322,000	AES Panama Generation Holdings SRL, 4.38%, due 05/31/30 144A	307,354
370,000	Aetna, Inc., 4.75%, due 03/15/44	403,800
137,000	Affinity Gaming, 6.88%, due 12/15/27 144A	133,500
645,531	Air Canada Pass Through Trust, 3.60%, due 09/15/28 144A	621,166
134,769	Air Canada Pass Through Trust, 3.70%, due 07/15/27 144A	128,878
171,309	Air Canada Pass Through Trust, 4.13%, due 11/15/26 144A	166,650
298,000	Air Lease Corp., 2.10%, due 09/01/28(e)	261,172

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
219,000	Air Lease Corp., 3.63%, due 12/01/27	213,491
270,000	Air Lease Corp., (MTN), 2.88%, due 01/15/26(e)	260,945
250,000	Aker BP ASA, 3.00%, due 01/15/25 144A	246,590
2,065,000	Aker BP ASA, 3.75%, due 01/15/30 144A	2,023,527
662,000	Aker BP ASA, 4.00%, due 01/15/31 144A	660,566
152,296	Alaska Airlines Pass Through Trust, 8.00%, due 02/15/27 144A	161,621
118,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 3.25%, due 03/15/26 144A	111,711
621,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 3.50%, due 03/15/29 144A	561,198
200,000	Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, due 10/15/26 144A	193,334
2,895,000	Alexandria Real Estate Equities, Inc. REIT, 2.00%, due 05/18/32	2,535,048
229,380	Alfa Desarrollo SpA, 4.55%, due 09/27/51 144A	199,434
672,000	Ally Financial, Inc., 5.13%, due 09/30/24	701,834
372,000	Ally Financial, Inc., 5.80%, due 05/01/25(e)	394,894
63,000	Alta Equipment Group, Inc., 5.63%, due 04/15/26 144A	59,981
224,000	Altera Infrastructure, LP/Teekay Offshore Finance Corp., 8.50%, due 07/15/23 144A	123,760
210,000	Altria Group, Inc., 3.40%, due 05/06/30(e)	202,358
600,000	Altria Group, Inc., 3.40%, due 02/04/41	494,189
916,000	Amazon.com, Inc., 3.15%, due 08/22/27	928,945
500,000	Amazon.com, Inc., 4.05%, due 08/22/47	545,574
539,000	AMC Entertainment Holdings, Inc., 10.00% (10.00% Cash or 12.00% PIK), due 06/15/26 144A	484,669
291,000	American Airlines Pass Through Trust, 2.88%, due 01/11/36	263,766
289,761	American Airlines Pass Through Trust, 3.15%, due 08/15/33	273,121
1,040,937	American Airlines Pass Through Trust, 3.38%, due 11/01/28	1,002,801
348,605	American Airlines Pass Through Trust, 3.50%, due 08/15/33	313,147
266,678	American Airlines Pass Through Trust, 3.60%, due 04/15/31	246,603
278,003	American Airlines Pass Through Trust, 3.65%, due 08/15/30	270,003
227,260	American Airlines Pass Through Trust, 3.70%, due 11/01/24	222,674
164,000	American Airlines Pass Through Trust, 3.95%, due 01/11/32	148,860
104,535	American Airlines Pass Through Trust, 4.00%, due 08/15/30	96,538
380,128	American Airlines Pass Through Trust, 4.10%, due 07/15/29	350,367
700,000	American Express Co., 3.40%, due 02/27/23	708,756
232,000	American Homes 4 Rent, LP REIT, 4.25%, due 02/15/28	235,895
1,780,000	American Honda Finance Corp., (MTN), 0.88%, due 07/07/23	1,750,484
835,000	American Tower Corp. REIT, 3.55%, due 07/15/27	829,744
279,000	American Tower Corp. REIT, 3.80%, due 08/15/29(e)	278,043
575,000	American Water Capital Corp., 2.80%, due 05/01/30	551,584
365,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.50%, due 05/20/25	365,688
250,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.88%, due 08/20/26	249,692
461,000	AmerisourceBergen Corp., 2.80%, due 05/15/30	436,480
1,120,000	Amgen, Inc., 2.80%, due 08/15/41	964,688
158,000	ANGI Group LLC, 3.88%, due 08/15/28(e) 144A	134,137
290,000	Anglo American Capital Plc, 4.75%, due 04/10/27 144A	301,279
2,664,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 02/01/46	2,967,012
502,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 04/15/48	543,585
350,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, due 01/23/49	428,423

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
260,000	Antero Midstream Partners, LP/Antero Midstream Finance Corp., 5.38%, due 06/15/29 144A	260,190
250,000	Antero Midstream Partners, LP/Antero Midstream Finance Corp., 7.88%, due 05/15/26 144A	270,932
94,000	Antero Resources Corp., 5.38%, due 03/01/30(e) 144A	96,139
191,000	Anthem, Inc., 2.25%, due 05/15/30	175,463
155,000	Anthem, Inc., 3.13%, due 05/15/50	137,115
300,000	Anthem, Inc., 3.60%, due 03/15/51(e)	288,179
5,000	Anthem, Inc., 5.10%, due 01/15/44	5,784
750,000	Apple, Inc., 3.85%, due 08/04/46(e)	795,285
980,000	AptarGroup, Inc., 3.60%, due 03/15/32	950,825
1,703,000	Aptiv Plc/Aptiv Corp., 3.25%, due 03/01/32(e)	1,616,243
104,000	Aptiv Plc/Aptiv Corp., 4.15%, due 05/01/52(e)	97,790
291,000	APX Group, Inc., 5.75%, due 07/15/29(e) 144A	266,083
225,000	Aquarion Co., 4.00%, due 08/15/24 144A	227,621
97,000	Arconic Corp., 6.00%, due 05/15/25 144A	99,474
178,000	Arconic Corp., 6.13%, due 02/15/28(e) 144A	178,926
625,000	Ares Capital Corp., 2.15%, due 07/15/26	565,697
389,000	Ares Capital Corp., 2.88%, due 06/15/28(e)	345,083
448,000	Ares Capital Corp., 3.88%, due 01/15/26	440,080
350,000	Ares Capital Corp., 4.20%, due 06/10/24	352,795
55,000	Asbury Automotive Group, Inc., 4.63%, due 11/15/29 144A	51,286
200,000	Asbury Automotive Group, Inc., 4.75%, due 03/01/30	189,010
710,000	Ascension Health, 2.53%, due 11/15/29	684,233
150,000	Ascension Health, 3.11%, due 11/15/39	140,530
266,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.88%, due 06/30/29 144A	263,345
247,000	Ashtead Capital, Inc., 2.45%, due 08/12/31 144A	217,762
200,000	Ashtead Capital, Inc., 4.25%, due 11/01/29 144A	199,287
290,000	Ashtead Capital, Inc., 4.38%, due 08/15/27 144A	294,195
700,000	AT&T, Inc., 1.98% (3 mo. USD LIBOR + 1.18%), due 06/12/24(c)	710,665
2,569,000	AT&T, Inc., 2.30%, due 06/01/27	2,452,054
2,108,000	AT&T, Inc., 2.55%, due 12/01/33	1,877,048
150,000	AT&T, Inc., 2.63%, due 12/01/22	150,755
2,056,000	AT&T, Inc., 3.10%, due 02/01/43	1,780,208
1,487,000	AT&T, Inc., 3.50%, due 06/01/41	1,372,969
1,140,000	AT&T, Inc., 3.50%, due 09/15/53	1,004,642
639,000	AT&T, Inc., 3.65%, due 06/01/51	583,479
410,000	AT&T, Inc., 3.65%, due 09/15/59	360,967
25,000	AT&T, Inc., 4.30%, due 02/15/30	26,443
144,000	Atento Luxco 1 SA, 8.00%, due 02/10/26(e) 144A	146,165
276,000	Athene Holding, Ltd., 3.50%, due 01/15/31	264,600
100,000	Atkore, Inc., 4.25%, due 06/01/31 144A	93,154
290,000	Australia & New Zealand Banking Group, Ltd., 6.75% (5 yr. USD ICE swap + 5.17%)(c) (f) 144A	311,847
168,000	Autodesk, Inc., 2.85%, due 01/15/30	158,437
249,000	AutoNation, Inc., 4.75%, due 06/01/30	260,026
199,000	AXA SA, 8.60%, due 12/15/30	263,599
1,300,000	Bacardi, Ltd., 4.70%, due 05/15/28 144A	1,354,169

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
942,000	BAE Systems Finance, Inc., 7.50%, due 07/01/27 144A	1,099,516
696,000	BAE Systems Holdings, Inc., 3.85%, due 12/15/25 144A	699,213
1,309,000	BAE Systems Plc, 3.40%, due 04/15/30 144A	1,291,651
175,000	Ball Corp., 3.13%, due 09/15/31	156,783
200,000	Banco Santander SA, 1.85%, due 03/25/26(e)	187,209
380,000	Banco Santander SA, 4.38%, due 04/12/28	383,786
265,000	Bank of America Corp., 1.66% (SOFR + 0.91%), due 03/11/27(c)	247,278
1,114,000	Bank of America Corp., 1.73% (SOFR + 0.96%), due 07/22/27(c)	1,035,561
1,310,000	Bank of America Corp., 2.30% (SOFR + 1.22%), due 07/21/32(c)	1,167,696
617,000	Bank of America Corp., 2.59% (SOFR + 2.15%), due 04/29/31(c)	570,281
3,151,000	Bank of America Corp., 2.69% (SOFR + 1.32%), due 04/22/32(c)	2,902,505
570,000	Bank of America Corp., 3.85% (5 yr. CMT + 2.00%), due 03/08/37(c)	546,639
877,000	Bank of America Corp., 4.24% (3 mo. USD LIBOR + 1.81%), due 04/24/38(c) (e)	916,625
160,000	Bank of America Corp., 5.13% (3 mo. USD LIBOR + 3.29%)(c) (e) (f)	161,300
856,000	Bank of America Corp., 6.30% (3 mo. USD LIBOR + 4.55%)(c) (e) (f)	914,593
2,562,000	Bank of America Corp., (MTN), 2.09% (SOFR + 1.06%), due 06/14/29(c) (e)	2,342,853
610,000	Bank of America Corp., (MTN), 2.50% (3 mo. USD LIBOR + 0.99%), due 02/13/31(c)	561,373
160,000	Bank of America Corp., (MTN), 2.88% (3 mo. USD LIBOR + 1.19%), due 10/22/30(c)	151,924
584,000	Bank of America Corp., (MTN), 3.25%, due 10/21/27	582,008
1,970,000	Bank of America Corp., (MTN), 3.50%, due 04/19/26(e)	1,996,304
755,000	Bank of America Corp., (MTN), 3.59% (3 mo. USD LIBOR + 1.37%), due 07/21/28(c)	757,330
608,000	Bank of America Corp., (MTN), 3.95%, due 04/21/25	620,021
210,000	Bank of America Corp., (MTN), 4.27% (3 mo. USD LIBOR + 1.31%), due 07/23/29(c)	216,874
213,000	Bank of America Corp., (MTN), 4.33% (3 mo. USD LIBOR + 1.52%), due 03/15/50(c)	229,446
825,000	Bank of America Corp., (MTN), 4.45%, due 03/03/26	854,030
575,000	Barclays Plc, 3.93% (3 mo. USD LIBOR + 1.61%), due 05/07/25(c) (e)	579,973
384,000	Barclays Plc, 4.38%, due 01/12/26	392,390
446,000	Barclays Plc, 4.38% (5 yr. CMT + 3.41%)(c) (f)	393,929
400,000	Barclays Plc, 4.97% (3 mo. USD LIBOR + 1.90%), due 05/16/29(c)	419,017
390,000	BAT Capital Corp., 3.56%, due 08/15/27	380,237
292,000	Bausch Health Cos., Inc., 6.13%, due 04/15/25 144A	294,737
270,000	Bayer US Finance II LLC, 4.20%, due 07/15/34 144A	279,529
209,000	Beacon Roofing Supply, Inc., 4.13%, due 05/15/29 144A	193,462
605,000	Berkshire Hathaway Energy Co., 3.70%, due 07/15/30	622,302
85,000	Berkshire Hathaway Energy Co., 5.95%, due 05/15/37(e)	103,817
1,312,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,620,413
1,530,000	Berry Global, Inc., 1.57%, due 01/15/26	1,427,299
1,408,000	Blackstone Holdings Finance Co. LLC, 1.63%, due 08/05/28 144A	1,259,746
1,015,000	Blackstone Holdings Finance Co. LLC, 2.80%, due 09/30/50 144A	821,538
542,000	Blackstone Holdings Finance Co. LLC, 3.15%, due 10/02/27(e) 144A	533,539
436,000	Blackstone Private Credit Fund, 2.35%, due 11/22/24 144A	416,150
373,000	Blackstone Private Credit Fund, 2.70%, due 01/15/25 144A	356,575
88,000	Blackstone Private Credit Fund, 3.25%, due 03/15/27 144A	80,788
517,000	Blackstone Private Credit Fund, 4.00%, due 01/15/29 144A	479,156

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
140,000	Block, Inc., 3.50%, due 06/01/31(e) 144A	128,335
304,000	BlueLinx Holdings, Inc., 6.00%, due 11/15/29 144A	283,275
1,536,000	BMW US Capital LLC, 3.45%, due 04/01/27(g) 144A	1,548,681
700,000	BNP Paribas SA, 1.68% (SOFR + 0.91%), due 06/30/27(c) 144A	641,091
260,000	BNP Paribas SA, 2.16% (SOFR + 1.22%), due 09/15/29(c) 144A	231,700
455,000	BNP Paribas SA, 3.13% (SOFR + 1.56%), due 01/20/33(c) 144A	421,619
310,000	BNP Paribas SA, 3.38%, due 01/09/25 144A	308,637
200,000	BNP Paribas SA, 4.38%, due 09/28/25 144A	202,095
210,000	BOC Aviation USA Corp., 1.63%, due 04/29/24 144A	201,839
2,080,000	Boeing Co. (The), 2.20%, due 02/04/26	1,968,789
459,000	Boeing Co. (The), 3.20%, due 03/01/29	437,940
185,000	Boeing Co. (The), 3.75%, due 02/01/50	165,309
295,000	Boeing Co. (The), 3.95%, due 08/01/59	256,565
785,000	Boeing Co. (The), 5.04%, due 05/01/27	827,987
485,000	Boeing Co. (The), 5.15%, due 05/01/30	517,979
854,000	Boeing Co. (The), 5.81%, due 05/01/50	989,154
44,000	Boise Cascade Co., 4.88%, due 07/01/30 144A	42,813
601,000	Booking Holdings, Inc., 4.63%, due 04/13/30	652,741
388,000	BPCE SA, 4.50%, due 03/15/25 144A	392,719
222,000	Braskem Idesa SAPI, 6.99%, due 02/20/32 144A	217,844
527,000	Braskem Netherlands Finance BV, 5.88%, due 01/31/50(e) 144A	523,798
310,000	Braskem Netherlands Finance BV, 8.50% (5 yr. CMT + 8.22%), due 01/23/81(c) 144A	340,225
230,000	BRF SA, 5.75%, due 09/21/50(e) 144A	202,834
500,000	Bristol-Myers Squibb Co., 3.90%, due 03/15/62	504,343
55,000	Bristol-Myers Squibb Co., 4.13%, due 06/15/39	59,260
124,789	British Airways Pass Through Trust, 4.13%, due 03/20/33 144A	119,466
119,768	British Airways Pass Through Trust, 4.25%, due 05/15/34 144A	120,043
154,837	British Airways Pass Through Trust, 4.63%, due 12/20/25 144A	155,708
78,818	British Airways Pass Through Trust, Class B, 8.38%, due 11/15/28 144A	87,183
1,055,000	Brixmor Operating Partnership, LP REIT, 2.50%, due 08/16/31	933,593
249,000	Broadcom, Inc., 3.14%, due 11/15/35 144A	219,888
605,000	Broadcom, Inc., 3.19%, due 11/15/36 144A	526,462
1,517,000	Broadcom, Inc., 3.42%, due 04/15/33 144A	1,418,636
1,966,000	Broadcom, Inc., 4.11%, due 09/15/28(e)	1,993,589
1,677,000	Broadcom, Inc., 4.75%, due 04/15/29	1,765,114
706,000	Broadcom, Inc., 5.00%, due 04/15/30	751,906
1,171,000	Brookfield Finance, Inc., 2.72%, due 04/15/31(e)	1,082,567
162,000	Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 5.00%, due 06/15/29 144A	147,833
323,000	Builders FirstSource, Inc., 4.25%, due 02/01/32 144A	301,307
32,000	Builders FirstSource, Inc., 5.00%, due 03/01/30 144A	31,536
365,000	C&W Senior Financing DAC, 6.88%, due 09/15/27 144A	362,905
99,000	Cable One, Inc., 4.00%, due 11/15/30 144A	91,437
137,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, due 07/01/25 144A	139,972
750,000	Calpine Corp., 3.75%, due 03/01/31 144A	672,656
636,000	Canadian Pacific Railway Co., 3.00%, due 12/02/41(e)	573,473
509,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15(h)	653,493
556,000	Cantor Fitzgerald, LP, 4.88%, due 05/01/24 144A	573,522
504,000	Capital One Financial Corp., 1.34% (SOFR + 0.69%), due 12/06/24(c)	489,038

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
1,595,000	Capital One Financial Corp., 3.30%, due 10/30/24	1,604,991
67,000	Catalent Pharma Solutions, Inc., 3.13%, due 02/15/29 144A	61,031
55,000	Catalent Pharma Solutions, Inc., 5.00%, due 07/15/27 144A	55,711
113,000	CCM Merger, Inc., 6.38%, due 05/01/26 144A	114,267
220,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, due 06/01/33 144A	197,773
160,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, due 06/01/29 144A	160,281
134,000	CDW LLC/CDW Finance Corp., 3.25%, due 02/15/29	123,289
598,000	CDW LLC/CDW Finance Corp., 3.57%, due 12/01/31	555,138
450,000	CDW LLC/CDW Finance Corp., 5.50%, due 12/01/24	466,267
204,000	Celulosa Arauco y Constitucion SA, 3.88%, due 11/02/27	206,939
340,000	Cemex SAB de CV, 3.88%, due 07/11/31 144A	310,828
279,000	Cemex SAB de CV, 5.20%, due 09/17/30 144A	278,032
140,000	Cenovus Energy, Inc., 3.75%, due 02/15/52(e)	125,711
240,000	Cenovus Energy, Inc., 5.40%, due 06/15/47	271,233
328,000	Centene Corp., 3.00%, due 10/15/30	301,763
209,000	Centene Corp., 3.38%, due 02/15/30	197,024
103,000	Centene Corp., 4.25%, due 12/15/27	103,492
163,000	Centene Corp., 4.63%, due 12/15/29	164,604
335,000	CenterPoint Energy, Inc., 3.70%, due 09/01/49(e)	313,039
391,000	Century Communities, Inc., 3.88%, due 08/15/29 144A	351,370
290,000	Century Communities, Inc., 6.75%, due 06/01/27(e)	301,358
475,000	CGI, Inc., 1.45%, due 09/14/26 144A	437,076
125,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, due 02/01/32(e)	107,045
750,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, due 04/01/31	677,098
857,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.90%, due 06/01/52	725,362
767,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	776,512
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, due 07/23/22	5,019
1,274,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 03/01/50	1,214,010
270,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 05/01/47(e)	277,247
936,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, due 04/01/48(e)	997,957
1,964,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, due 10/23/35(e)	2,223,273
1,025,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, due 10/23/45	1,169,958
519,000	Cheniere Energy Partners, LP, 4.00%, due 03/01/31	503,920
568,000	Cheniere Energy Partners, LP, 4.50%, due 10/01/29	571,513
643,000	Chevron Corp., 2.00%, due 05/11/27	617,849
290,000	Choice Hotels International, Inc., 3.70%, due 12/01/29	284,420
302,000	Choice Hotels International, Inc., 3.70%, due 01/15/31	294,152
2,885,000	Cigna Corp., 3.40%, due 03/01/27	2,916,538
660,000	Cigna Corp., 4.38%, due 10/15/28	695,284

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
295,000	Cigna Corp., 4.80%, due 07/15/46	327,675
245,000	Cigna Corp., 4.90%, due 12/15/48	275,722
421,000	Cimpress Plc, 7.00%, due 06/15/26 144A	403,865
859,000	Citigroup, Inc., 2.56% (SOFR + 1.17%), due 05/01/32(c)	776,326
794,000	Citigroup, Inc., 3.20%, due 10/21/26	788,636
3,626,000	Citigroup, Inc., 3.40%, due 05/01/26	3,657,612
625,000	Citigroup, Inc., 3.52% (3 mo. USD LIBOR + 1.15%), due 10/27/28(c)	619,996
310,000	Citigroup, Inc., 3.67% (3 mo. USD LIBOR + 1.39%), due 07/24/28(c)	310,440
1,585,000	Citigroup, Inc., 3.89% (3 mo. USD LIBOR + 1.56%), due 01/10/28(c)	1,604,737
1,400,000	Citigroup, Inc., 4.08% (3 mo. USD LIBOR + 1.19%), due 04/23/29(c)	1,428,337
180,000	Citigroup, Inc., 4.40%, due 06/10/25	185,372
440,000	Citigroup, Inc., 4.41% (SOFR + 3.91%), due 03/31/31(c) (e)	457,617
1,006,000	Citigroup, Inc., 4.60%, due 03/09/26	1,044,574
1,228,000	Citigroup, Inc., 4.70% (SOFR + 3.23%)(c) (f)	1,178,880
426,000	Citigroup, Inc., 6.25% (3 mo. USD LIBOR + 4.52%)(c) (f)	445,894
710,000	Citizens Financial Group, Inc., 3.25%, due 04/30/30(e)	694,954
45,000	Clean Harbors, Inc., 4.88%, due 07/15/27(e) 144A	44,968
107,000	Clear Channel Outdoor Holdings, Inc., 7.75%, due 04/15/28 144A	107,681
524,000	Cleveland Clinic Foundation (The), 4.86%, due 01/01/14(e) (h)	597,270
33,000	Clydesdale Acquisition Holdings, Inc., 6.63%, due 04/15/29(g) 144A	33,413
194,000	CNA Financial Corp., 2.05%, due 08/15/30	172,560
197,000	CNO Financial Group, Inc., 5.25%, due 05/30/25	204,510
585,000	CNO Financial Group, Inc., 5.25%, due 05/30/29	616,400
18,000	Comcast Corp., 2.89%, due 11/01/51 144A	15,250
429,000	Comcast Corp., 3.30%, due 04/01/27(e)	434,541
1,007,000	Comcast Corp., 3.40%, due 04/01/30	1,021,473
2,400,000	Comcast Corp., 3.95%, due 10/15/25	2,480,608
5,000	Comcast Corp., 3.97%, due 11/01/47	5,101
912,000	Comcast Corp., 4.15%, due 10/15/28	959,751
5,000	Comcast Corp., 6.50%, due 11/15/35	6,482
600,000	Comision Federal de Electricidad, 4.69%, due 05/15/29(e) 144A	589,587
1,419,000	CommonSpirit Health, 2.76%, due 10/01/24	1,409,055
357,000	CommonSpirit Health, 4.19%, due 10/01/49	356,721
350,000	Commonwealth Edison Co., 4.00%, due 03/01/48	373,406
326,000	Connect Finco SARL/Connect US Finco LLC, 6.75%, due 10/01/26 144A	332,095
280,000	Consensus Cloud Solutions, Inc., 6.50%, due 10/15/28 144A	278,764
65,000	Consolidated Edison Co. of New York, Inc., 4.30%, due 12/01/56	67,465
350,000	Consolidated Edison Co. of New York, Inc., 4.50%, due 12/01/45	368,590
385,000	Constellation Brands, Inc., 2.25%, due 08/01/31	339,648
163,000	Constellation Brands, Inc., 3.15%, due 08/01/29	157,610
231,317	Continental Airlines Pass Through Trust, 5.98%, due 10/19/23	231,652
141,000	Continental Resources, Inc., 4.50%, due 04/15/23	142,919
269,000	Continental Resources, Inc., 4.90%, due 06/01/44	266,709
332,000	Coruripe Netherlands BV, 10.00%, due 02/10/27 144A	292,160
571,000	CoStar Group, Inc., 2.80%, due 07/15/30 144A	522,707
285,000	Coterra Energy, Inc., 4.38%, due 06/01/24 144A	290,930
970,000	Cox Communications, Inc., 2.60%, due 06/15/31 144A	878,022
1,876,000	Cox Communications, Inc., 3.35%, due 09/15/26 144A	1,867,714
1,750,000	Cox Communications, Inc., 3.50%, due 08/15/27 144A	1,743,987

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
320,000	Credit Agricole SA, 2.81%, due 01/11/41(i)	265,101
656,000	Credit Agricole SA, 3.25%, due 01/14/30 144A	622,940
250,000	Credit Agricole SA, 3.75%, due 04/24/23 144A	253,462
380,000	Credit Agricole SA, 7.88% (5 yr. USD swap + 4.90%)(c) (f) 144A	401,612
2,278,000	Credit Suisse Group AG, 1.31% (SOFR + 0.98%), due 02/02/27(c) 144A	2,039,712
510,000	Crown Castle International Corp. REIT, 3.30%, due 07/01/30	488,445
617,000	Crown Castle International Corp. REIT, 3.65%, due 09/01/27	613,573
238,000	Crown Castle International Corp. REIT, 3.80%, due 02/15/28	238,200
270,000	CSC Holdings LLC, 3.38%, due 02/15/31 144A	227,822
247,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25(e) 144A	244,187
234,364	CSI Compressco, LP/CSI Compressco Finance, Inc., 10.00% (10.00% Cash or 7.25% plus 3.50% PIK), due 04/01/26 144A	230,464
72,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25 144A	71,180
119,000	CVR Partners, LP/CVR Nitrogen Finance Corp., 6.13%, due 06/15/28 144A	119,161
314,000	CVS Health Corp., 2.70%, due 08/21/40	268,529
428,000	CVS Health Corp., 3.75%, due 04/01/30	436,068
203,000	CVS Health Corp., 4.30%, due 03/25/28	212,705
470,000	CVS Health Corp., 4.78%, due 03/25/38(e)	514,868
587,000	CVS Health Corp., 5.05%, due 03/25/48	666,517
130,000	CVS Health Corp., 5.13%, due 07/20/45	147,173
1,096,122	CVS Pass-Through Trust, 5.77%, due 01/10/33 144A	1,198,440
600,362	CVS Pass-Through Trust, 6.94%, due 01/10/30	672,068
1,638,837	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	1,907,675
231,000	CyrusOne, LP/CyrusOne Finance Corp. REIT, 2.15%, due 11/01/30	230,789
404,000	CyrusOne, LP/CyrusOne Finance Corp. REIT, 3.45%, due 11/15/29	416,372
229,000	DAE Funding LLC, 2.63%, due 03/20/25 144A	218,122
240,000	Daimler Finance North America LLC, 3.50%, due 08/03/25 144A	240,967
415,000	Daimler Trucks Finance North America LLC, 1.63%, due 12/13/24 144A	396,609
375,000	Dana, Inc., 4.50%, due 02/15/32	336,101
36,000	Dave & Buster’s, Inc., 7.63%, due 11/01/25 144A	37,925
446,000	DaVita, Inc., 3.75%, due 02/15/31(e) 144A	390,796
422,000	DaVita, Inc., 4.63%, due 06/01/30 144A	394,654
226,000	DCP Midstream Operating, LP, 5.85% (3 mo. USD LIBOR + 3.85%), due 05/21/43(c) 144A	210,744
77,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 02/01/28(e) 144A	77,284
601,000	Dell International LLC/EMC Corp., 3.45%, due 12/15/51(e) 144A	489,670
786,000	Dell International LLC/EMC Corp., 4.90%, due 10/01/26	825,228
386,000	Dell International LLC/EMC Corp., 5.30%, due 10/01/29	421,113
224,000	Dell International LLC/EMC Corp., 5.85%, due 07/15/25	239,281
103,000	Dell International LLC/EMC Corp., 8.35%, due 07/15/46	151,047
1,318,128	Delta Air Lines Pass Through Trust, 2.00%, due 12/10/29	1,203,587
725,000	Delta Air Lines, Inc., 2.90%, due 10/28/24(e)	709,844
389,000	Delta Air Lines, Inc., 3.80%, due 04/19/23(e)	391,844
445,000	Delta Air Lines, Inc., 4.38%, due 04/19/28(e)	427,543
86,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, due 10/20/25 144A	86,567
392,525	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, due 10/20/28 144A	396,216
138,000	Deluxe Corp., 8.00%, due 06/01/29 144A	140,345
739,000	Deutsche Bank AG, 0.96%, due 11/08/23(e)	716,874
427,000	Deutsche Bank AG, 2.31% (SOFR + 1.22%), due 11/16/27(c)	391,945

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
305,000	EUR	DH Europe Finance II SARL, 1.35%, due 09/18/39	305,049
560,000		Diageo Capital Plc, 2.13%, due 04/29/32	505,921
321,000		Diamondback Energy, Inc., 3.13%, due 03/24/31(e)	307,113
865,000		Diamondback Energy, Inc., 3.25%, due 12/01/26	865,017
1,050,000		Diamondback Energy, Inc., 3.50%, due 12/01/29	1,041,297
373,000		Digital Realty Trust, LP REIT, 3.60%, due 07/01/29(e)	371,731
1,121,000		Digital Realty Trust, LP REIT, 3.70%, due 08/15/27(e)	1,129,803
158,000		Discover Financial Services, 4.10%, due 02/09/27	161,357
927,000		Dollar Tree, Inc., 4.20%, due 05/15/28(e)	960,187
115,000		Dominion Energy, Inc., 2.85%, due 08/15/26	113,893
311,000		Dominion Energy, Inc., 3.38%, due 04/01/30	307,213
285,000		DPL, Inc., 4.13%, due 07/01/25	283,424
850,000		DTE Electric Co., 2.25%, due 03/01/30	788,685
1,804,000		DTE Electric Securitization Funding I LLC, 2.64%, due 12/01/27	1,789,194
411,000		Duke Energy Carolinas LLC, 3.95%, due 03/15/48	423,538
420,000		Duke Energy Florida LLC, 3.40%, due 10/01/46	397,263
195,000		Duke Energy Progress LLC, 3.70%, due 10/15/46	189,793
652,000		eBay, Inc., 2.70%, due 03/11/30(e)	613,484
213,000		Ecopetrol SA, 6.88%, due 04/29/30	223,882
174,000		Edgewell Personal Care Co., 4.13%, due 04/01/29 144A	160,317
307,000		Edgewell Personal Care Co., 5.50%, due 06/01/28(e) 144A	305,961
546,000		EIG Pearl Holdings SARL, 3.55%, due 08/31/36 144A	521,726
190,000		El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	247,149
42,000		Embraer Netherlands Finance BV, 5.05%, due 06/15/25	42,476
250,000		Embraer Overseas, Ltd., 5.70%, due 09/16/23 144A	258,555
461,000		Emera US Finance, LP, 3.55%, due 06/15/26	461,127
87,000		Empire Communities Corp., 7.00%, due 12/15/25 144A	86,057
457,000		Enbridge, Inc., 5.50% (3 mo. USD LIBOR + 3.42%), due 07/15/77(c) (e)	451,935
470,000		Enbridge, Inc., 5.75% (5 yr. CMT + 5.31%), due 07/15/80(c) (e)	487,625
442,000		Enbridge, Inc., 6.25% (3 mo. USD LIBOR + 3.64%), due 03/01/78(c)	458,419
148,000		Encompass Health Corp., 4.50%, due 02/01/28	145,314
126,000		Encompass Health Corp., 4.63%, due 04/01/31	118,157
106,000		Energean Israel Finance, Ltd., 5.38%, due 03/30/28(j) 144A	102,317
185,000		Energean Israel Finance, Ltd., 5.88%, due 03/30/31(j) 144A	177,138
922,000		Energy Transfer, LP, 3.45%, due 01/15/23	927,515
302,000		Energy Transfer, LP, 4.20%, due 04/15/27	307,994
435,000		Energy Transfer, LP, 5.15%, due 03/15/45	440,516
979,000		Energy Transfer, LP, 5.25%, due 04/15/29	1,046,367
150,000		Energy Transfer, LP, 5.30%, due 04/01/44	154,830
450,000		Energy Transfer, LP, 5.30%, due 04/15/47	464,186
501,000		Energy Transfer, LP, 5.40%, due 10/01/47	526,428
1,352,000		Energy Transfer, LP, 5.50%, due 06/01/27	1,454,557
340,000		Energy Transfer, LP, 6.25%, due 04/15/49	391,645
545,000		Energy Transfer, LP, 6.50% (5 yr. CMT + 5.69%)(c) (e) (f)	536,989
302,000		Enova International, Inc., 8.50%, due 09/15/25 144A	301,305
1,100,000		Enterprise Products Operating LLC, 4.90%, due 05/15/46(e)	1,193,027
764,000		Enterprise Products Operating LLC, 5.25% (3 mo. USD LIBOR + 3.03%), due 08/16/77(c) (e)	718,950
178,000		EQT Corp., 7.50%, due 02/01/30(d)	206,480

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
494,000	Equinix, Inc. REIT, 1.55%, due 03/15/28	437,071
268,000	Equinix, Inc. REIT, 1.80%, due 07/15/27	244,116
833,000	Equinix, Inc. REIT, 2.50%, due 05/15/31(e)	748,449
258,000	Equinix, Inc. REIT, 3.20%, due 11/18/29(e)	247,225
460,000	Essential Utilities, Inc., 2.70%, due 04/15/30	434,525
925,000	Essex Portfolio, LP REIT, 1.70%, due 03/01/28	835,578
1,320,000	Eversource Energy, 2.90%, due 10/01/24	1,314,320
1,250,000	Eversource Energy, 2.90%, due 03/01/27	1,226,965
1,066,000	Exelon Corp., 3.35%, due 03/15/32 144A	1,040,119
285,000	Exelon Corp., 4.70%, due 04/15/50	314,478
1,128,000	Exelon Corp., 5.10%, due 06/15/45	1,257,587
375,000	Expedia Group, Inc., 2.95%, due 03/15/31	347,812
555,000	Expedia Group, Inc., 3.25%, due 02/15/30(e)	529,033
843,000	Expedia Group, Inc., 3.80%, due 02/15/28	840,149
509,000	Expedia Group, Inc., 4.63%, due 08/01/27	529,691
632,000	Expedia Group, Inc., 5.00%, due 02/15/26	662,387
600,000	Falabella SA, 4.38%, due 01/27/25 144A	628,842
995,000	FedEx Corp., 4.05%, due 02/15/48(e)	985,943
1,328,000	Ferguson Finance Plc, 3.25%, due 06/02/30 144A	1,265,840
2,130,000	Ferguson Finance Plc, 4.50%, due 10/24/28 144A	2,199,770
219,000	Fifth Third Bancorp, 5.10% (3 mo. USD LIBOR + 3.03%)(c) (e) (f)	217,084
135,000	First Quantum Minerals, Ltd., 6.88%, due 03/01/26 144A	138,905
245,000	First Quantum Minerals, Ltd., 6.88%, due 10/15/27 144A	256,895
200,000	First Quantum Minerals, Ltd., 7.50%, due 04/01/25 144A	203,248
194,000	FirstEnergy Corp., 2.65%, due 03/01/30	176,501
1,252,000	Florida Power & Light Co., 2.45%, due 02/03/32	1,179,230
270,000	Flowserve Corp., 3.50%, due 10/01/30	256,101
196,000	Ford Motor Co., 3.25%, due 02/12/32	175,383
175,000	Ford Motor Co., 4.75%, due 01/15/43	159,260
915,000	Ford Motor Credit Co. LLC, 3.35%, due 11/01/22	918,138
215,000	Ford Motor Credit Co. LLC, 4.00%, due 11/13/30	202,807
476,000	Ford Motor Credit Co. LLC, 4.13%, due 08/17/27(e)	465,856
720,000	Ford Motor Credit Co. LLC, 5.11%, due 05/03/29	725,544
202,000	Freedom Mortgage Corp., 8.13%, due 11/15/24 144A	201,464
56,000	Freedom Mortgage Corp., 8.25%, due 04/15/25 144A	55,915
493,000	Freeport-McMoRan, Inc., 4.25%, due 03/01/30	497,158
350,000	Freeport-McMoRan, Inc., 4.63%, due 08/01/30	358,277
584,000	Freeport-McMoRan, Inc., 5.45%, due 03/15/43(e)	655,131
799,000	Fresenius Medical Care US Finance III, Inc., 2.38%, due 02/16/31(e) 144A	696,582
389,000	FS Luxembourg SARL, 10.00%, due 12/15/25 144A	409,094
163,000	Full House Resorts, Inc., 8.25%, due 02/15/28 144A	166,858
100,000	Gap, Inc. (The), 3.63%, due 10/01/29(e) 144A	89,298
100,000	Gap, Inc. (The), 3.88%, due 10/01/31(e) 144A	87,305
207,000	Garda World Security Corp., 6.00%, due 06/01/29 144A	186,346
125,000	Gartner, Inc., 3.63%, due 06/15/29 144A	117,361
61,000	Gartner, Inc., 3.75%, due 10/01/30 144A	57,360
395,000	Gartner, Inc., 4.50%, due 07/01/28 144A	393,973
203,000	GCI LLC, 4.75%, due 10/15/28 144A	198,566
826,000	GE Capital International Funding Co. Unlimited Co., 4.42%, due 11/15/35	888,726

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
233,000	GEMS MENASA Cayman, Ltd./GEMS Education Delaware LLC, 7.13%, due 07/31/26 144A	234,067
820,000	General Dynamics Corp., 4.25%, due 04/01/50(e)	925,400
440,000	General Motors Co., 5.00%, due 04/01/35	448,444
205,000	General Motors Co., 5.40%, due 04/01/48	216,338
450,000	General Motors Co., 6.25%, due 10/02/43	511,900
1,045,000	General Motors Financial Co., Inc., 2.40%, due 10/15/28(e)	937,354
605,000	General Motors Financial Co., Inc., 2.90%, due 02/26/25(e)	591,520
430,000	General Motors Financial Co., Inc., 3.10%, due 01/12/32(e)	387,016
1,134,000	General Motors Financial Co., Inc., 3.60%, due 06/21/30	1,086,462
1,199,000	General Motors Financial Co., Inc., 4.15%, due 06/19/23	1,217,162
517,000	General Motors Financial Co., Inc., 4.35%, due 01/17/27	526,554
535,000	General Motors Financial Co., Inc., 5.10%, due 01/17/24	553,358
286,000	GFL Environmental, Inc., 3.50%, due 09/01/28 144A	268,897
261,000	GFL Environmental, Inc., 4.38%, due 08/15/29(e) 144A	241,580
165,000	GFL Environmental, Inc., 4.75%, due 06/15/29 144A	157,159
275,000	Global Infrastructure Solutions, Inc., 5.63%, due 06/01/29 144A	265,493
325,000	Globo Comunicacao e Participacoes SA, 4.88%, due 01/22/30 144A	287,822
239,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 3.25%, due 01/15/32	217,243
1,000,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 4.00%, due 01/15/31	971,425
618,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 5.38%, due 04/15/26(e)	646,449
1,350,000	Goldman Sachs Group, Inc. (The), 0.86% (SOFR + 0.61%), due 02/12/26(c)	1,259,012
975,000	Goldman Sachs Group, Inc. (The), 1.43% (SOFR + 0.80%), due 03/09/27(c)	899,651
1,100,000	Goldman Sachs Group, Inc. (The), 1.54% (SOFR + 0.82%), due 09/10/27(c)	1,006,856
720,000	Goldman Sachs Group, Inc. (The), 2.38% (SOFR + 1.25%), due 07/21/32(c)	639,004
1,470,000	Goldman Sachs Group, Inc. (The), 2.62% (SOFR + 1.28%), due 04/22/32(c)	1,339,068
566,000	Goldman Sachs Group, Inc. (The), 2.65% (SOFR + 1.26%), due 10/21/32(c)	512,941
890,000	Goldman Sachs Group, Inc. (The), 3.10% (SOFR + 1.41%), due 02/24/33(c)	839,850
1,200,000	Goldman Sachs Group, Inc. (The), 3.27% (3 mo. USD LIBOR + 1.20%), due 09/29/25(c)	1,202,960
140,000	Goldman Sachs Group, Inc. (The), 3.50%, due 01/23/25	141,260
85,000	Goldman Sachs Group, Inc. (The), 3.75%, due 02/25/26	86,422
1,131,000	Goldman Sachs Group, Inc. (The), 3.80%, due 03/15/30	1,139,994
815,000	Goldman Sachs Group, Inc. (The), 3.81% (3 mo. USD LIBOR + 1.16%), due 04/23/29(c) (e)	822,075
1,371,000	Goldman Sachs Group, Inc. (The), 3.85%, due 01/26/27	1,384,595
125,000	Goldman Sachs Group, Inc. (The), 5.30% (3 mo. USD LIBOR + 3.83%)(c) (e) (f)	127,688
20,000	Graham Packaging Co., Inc., 7.13%, due 08/15/28(e) 144A	18,189
220,000	Graphic Packaging International LLC, 3.50%, due 03/01/29(e) 144A	202,817
14,000	Group 1 Automotive, Inc., 4.00%, due 08/15/28 144A	13,053
762,000	H&E Equipment Services, Inc., 3.88%, due 12/15/28 144A	715,324
389,000	HCA, Inc., 4.13%, due 06/15/29	397,051
410,000	HCA, Inc., 4.38%, due 03/15/42 144A	405,151
418,000	HCA, Inc., 5.25%, due 04/15/25	440,394
332,000	HCA, Inc., 5.25%, due 06/15/26	350,755
25,000	HCA, Inc., 5.38%, due 02/01/25	26,044
75,000	HCA, Inc., 5.88%, due 02/01/29	82,112
275,000	HCA, Inc., (MTN), 7.75%, due 07/15/36	347,710
646,000	Healthpeak Properties, Inc. REIT, 3.25%, due 07/15/26	645,924

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
36,000	Hertz Corp. (The), 4.63%, due 12/01/26(e) 144A	33,668
78,000	Hertz Corp. (The), 5.00%, due 12/01/29(e) 144A	70,691
89,000	Hess Midstream Operations, LP, 4.25%, due 02/15/30 144A	84,132
224,000	Hillenbrand, Inc., 3.75%, due 03/01/31	205,425
274,000	Hilton Domestic Operating Co., Inc., 3.63%, due 02/15/32 144A	249,117
184,000	Hilton Domestic Operating Co., Inc., 4.00%, due 05/01/31(e) 144A	174,024
396,000	Hilton Domestic Operating Co., Inc., 4.88%, due 01/15/30	395,881
77,000	Hilton Domestic Operating Co., Inc., 5.75%, due 05/01/28 144A	79,768
212,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.88%, due 07/01/31 144A	197,324
265,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.00%, due 06/01/29 144A	253,218
777,000	Home Depot, Inc. (The), 3.30%, due 04/15/40	751,080
588,000	Home Depot, Inc. (The), 3.63%, due 04/15/52	584,626
597,000	Host Hotels & Resorts, LP REIT, 3.38%, due 12/15/29(e)	569,590
412,000	Host Hotels & Resorts, LP REIT, 3.50%, due 09/15/30	393,432
260,000	Host Hotels & Resorts, LP REIT, 4.50%, due 02/01/26	266,298
69,000	Hudbay Minerals, Inc., 4.50%, due 04/01/26 144A	67,171
462,000	Huntington Ingalls Industries, Inc., 4.20%, due 05/01/30	481,605
390,000	Huntsman International LLC, 2.95%, due 06/15/31	361,356
870,000	Huntsman International LLC, 4.50%, due 05/01/29	899,246
273,000	Hyatt Hotels Corp., 1.80%, due 10/01/24	262,912
315,000	Hyatt Hotels Corp., 5.75%, due 04/23/30(d) (e)	348,660
517,000	Hyundai Capital America, 1.00%, due 09/17/24 144A	486,701
220,000	Hyundai Capital America, 1.80%, due 10/15/25 144A	205,740
235,000	Hyundai Capital America, 2.38%, due 10/15/27 144A	215,556
1,668,000	Hyundai Capital America, 5.75%, due 04/06/23 144A	1,714,853
45,000	IHS Markit, Ltd., 4.00%, due 03/01/26 144A	44,693
80,000	IHS Markit, Ltd., 4.75%, due 08/01/28	83,029
126,000	Infor, Inc., 1.75%, due 07/15/25 144A	118,609
200,000	Instituto Costarricense de Electricidad, 6.38%, due 05/15/43(e) 144A	166,585
223,000	Intesa Sanpaolo SpA, 4.20% (1 yr. CMT + 2.60%), due 06/01/32(c) 144A	197,488
80,000	IPALCO Enterprises, Inc., 4.25%, due 05/01/30	80,259
257,000	Iron Mountain Information Management Services, Inc. REIT, 5.00%, due 07/15/32 144A	241,322
210,000	Iron Mountain, Inc. REIT, 4.88%, due 09/15/29 144A	200,253
245,000	Iron Mountain, Inc. REIT, 5.25%, due 07/15/30 144A	240,433
200,000	Israel Electric Corp., Ltd., 6.88%, due 06/21/23 144A	209,025
125,000	Jacobs Entertainment, Inc., 6.75%, due 02/15/29 144A	125,784
107,000	JB Poindexter & Co., Inc., 7.13%, due 04/15/26 144A	108,917
347,000	JBS Finance Luxembourg SARL, 3.63%, due 01/15/32 144A	318,282
1,050,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, due 02/02/29(e) 144A	973,376
95,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, due 12/01/31 144A	88,379
475,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, due 01/23/30	483,213
625,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, due 01/15/27	656,324
328,359	JetBlue Pass Through Trust, Class A, 2.75%, due 11/15/33	308,496
965,000	Johnson & Johnson, 3.63%, due 03/03/37	999,898

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
2,000,000	JPMorgan Chase & Co., 2.07% (SOFR + 1.02%), due 06/01/29(c) (e)	1,844,975
709,000	JPMorgan Chase & Co., 2.52% (SOFR + 2.04%), due 04/22/31(c)	658,087
460,000	JPMorgan Chase & Co., 2.58% (SOFR + 1.25%), due 04/22/32(c)	422,068
441,000	JPMorgan Chase & Co., 2.95%, due 10/01/26	438,070
655,000	JPMorgan Chase & Co., 2.96% (SOFR + 2.52%), due 05/13/31(c)	614,018
536,000	JPMorgan Chase & Co., 2.96% (SOFR + 1.26%), due 01/25/33(c)	505,871
3,605,000	JPMorgan Chase & Co., 3.78% (3 mo. USD LIBOR + 1.34%), due 02/01/28(c)	3,655,253
608,000	JPMorgan Chase & Co., 3.96% (3 mo. USD LIBOR + 1.25%), due 01/29/27(c)	621,225
625,000	JPMorgan Chase & Co., 3.96% (3 mo. USD LIBOR + 1.38%), due 11/15/48(c) (e)	641,195
585,000	JPMorgan Chase & Co., 4.00% (SOFR + 2.75%)(c) (e) (f)	553,117
340,000	JPMorgan Chase & Co., 4.01% (3 mo. USD LIBOR + 1.12%), due 04/23/29(c)	348,005
2,450,000	JPMorgan Chase & Co., 4.20% (3 mo. USD LIBOR + 1.26%), due 07/23/29(c) (e)	2,536,633
1,207,000	JPMorgan Chase & Co., 4.49% (SOFR + 3.79%), due 03/24/31(c)	1,280,908
551,000	JPMorgan Chase & Co., 4.60% (SOFR + 3.13%)(c) (f)	532,404
180,000	JPMorgan Chase & Co., 5.00% (SOFR + 3.38%)(c) (f)	179,514
728,000	JPMorgan Chase & Co., 6.75% (3 mo. USD LIBOR + 3.78%)(c) (f)	760,167
107,000	JW Aluminum Continuous Cast Co., 10.25%, due 06/01/26 144A	112,027
780,000	Kaiser Foundation Hospitals, 2.81%, due 06/01/41	683,713
200,000	KazMunayGas National Co. JSC, 4.75%, due 04/24/25 144A	195,068
294,000	KB Home, 4.00%, due 06/15/31	266,645
175,000	Ken Garff Automotive LLC, 4.88%, due 09/15/28 144A	164,805
283,000	Kinder Morgan Energy Partners, LP, 7.75%, due 03/15/32	364,438
640,000	Kinder Morgan, Inc., 3.60%, due 02/15/51	570,268
991,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43 144A	1,133,799
257,000	KKR Group Finance Co. VII LLC, 3.63%, due 02/25/50 144A	230,670
283,000	KKR Group Finance Co. X LLC, 3.25%, due 12/15/51 144A	236,462
382,000	KLA Corp., 4.10%, due 03/15/29	401,370
333,000	Kraft Heinz Foods Co., 3.00%, due 06/01/26	328,909
364,000	Kraft Heinz Foods Co., 4.38%, due 06/01/46(e)	360,866
205,000	Kraft Heinz Foods Co., 4.88%, due 10/01/49	216,250
244,000	Kraft Heinz Foods Co., 5.00%, due 06/04/42	260,921
115,000	Kraft Heinz Foods Co., 5.20%, due 07/15/45	124,631
378,000	Kraft Heinz Foods Co., 5.50%, due 06/01/50	431,120
273,000	Kraft Heinz Foods Co., 6.50%, due 02/09/40	326,917
397,000	Lam Research Corp., 2.88%, due 06/15/50(e)	352,889
175,000	Lamb Weston Holdings, Inc., 4.13%, due 01/31/30 144A	163,713
325,000	Lamb Weston Holdings, Inc., 4.38%, due 01/31/32 144A	304,141
251,000	Lazard Group LLC, 4.38%, due 03/11/29(e)	257,026
106,000	LCM Investments Holdings II LLC, 4.88%, due 05/01/29 144A	100,246
200,000	LCPR Senior Secured Financing DAC, 6.75%, due 10/15/27 144A	205,728
55,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 02/01/26 144A	52,870
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86% (3 mo. USD LIBOR + 0.84%)(c) (f) (k) (l) (m)	—
890,000	Lehman Brothers Holdings, Inc., 6.50%, due 07/19/17(k) (l) (m)	—
270,000	Lehman Brothers Holdings, Inc., (MTN), 6.75%, due 12/28/17(k) (l) (m)	—
1,209,000	Level 3 Financing, Inc., 3.40%, due 03/01/27 144A	1,141,949
98,000	Levi Strauss & Co., 3.50%, due 03/01/31(e) 144A	89,952
511,000	Leviathan Bond, Ltd., 6.50%, due 06/30/27(j) 144A	526,245

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
69,000	Leviathan Bond, Ltd., 6.75%, due 06/30/30(j) 144A	71,243
230,000	Liberty Mutual Group, Inc., 3.95%, due 10/15/50 144A	218,224
379,000	Liberty Mutual Group, Inc., 4.13% (5 yr. CMT + 3.32%), due 12/15/51(c) 144A	358,123
254,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23 144A	258,051
2,679,000	Liberty Mutual Group, Inc., 4.57%, due 02/01/29 144A	2,842,814
116,000	Life Time, Inc., 8.00%, due 04/15/26(e) 144A	115,964
115,000	Likewize Corp., 9.75%, due 10/15/25 144A	116,565
2,434,000	Lincoln National Corp., 3.40%, due 01/15/31(e)	2,387,021
343,000	Lions Gate Capital Holdings LLC, 5.50%, due 04/15/29 144A	331,005
129,000	Lithia Motors, Inc., 3.88%, due 06/01/29(e) 144A	122,128
129,000	Lithia Motors, Inc., 4.38%, due 01/15/31(e) 144A	124,906
64,000	Lithia Motors, Inc., 4.63%, due 12/15/27 144A	63,603
365,000	Live Nation Entertainment, Inc., 4.75%, due 10/15/27(e) 144A	356,521
1,150,000	Lloyds Banking Group Plc, 2.44% (1 yr. CMT + 1.00%), due 02/05/26(c) (e)	1,110,023
1,235,000	Lloyds Banking Group Plc, 4.45%, due 05/08/25	1,266,650
421,000	Lloyds Banking Group Plc, 7.50% (5 yr. USD swap + 4.76%)(c) (e) (f)	442,614
712,000	Lockheed Martin Corp., 2.80%, due 06/15/50(e)	625,197
713,000	Lockheed Martin Corp., 4.70%, due 05/15/46(e)	831,408
386,000	Lowe’s Cos., Inc., 3.70%, due 04/15/46	371,002
212,000	Lowe’s Cos., Inc., 5.00%, due 04/15/40	237,335
1,204,000	Lowe’s Cos., Inc., 4.25%, due 04/01/52	1,247,261
104,000	LSB Industries, Inc., 6.25%, due 10/15/28 144A	105,639
284,000	LSC Communication, Inc., 8.75%, due 10/15/23(i) (k)	889
720,000	Lubrizol Corp. (The), 6.50%, due 10/01/34	939,014
350,000	Lumen Technologies, Inc., 6.75%, due 12/01/23(e)	364,010
327,000	Lundin Energy Finance BV, 2.00%, due 07/15/26 144A	304,967
473,000	Lundin Energy Finance BV, 3.10%, due 07/15/31 144A	438,782
150,000	LYB International Finance BV, 4.88%, due 03/15/44(e)	160,082
380,000	LYB International Finance III LLC, 4.20%, due 05/01/50	376,554
168,000	M&T Bank Corp., 5.13% (3 mo. USD LIBOR + 3.52%)(c) (f)	168,630
320,000	Macquarie Bank, Ltd., 3.62%, due 06/03/30 144A	302,064
425,000	Macquarie Bank, Ltd., 4.88%, due 06/10/25(e) 144A	436,677
943,000	Macquarie Group, Ltd., 1.34% (SOFR + 1.07%), due 01/12/27(c) 144A	860,332
1,484,000	Macquarie Group, Ltd., 4.15% (3 mo. USD LIBOR + 1.33%), due 03/27/24(c) 144A	1,501,320
74,000	Macy’s Retail Holdings LLC, 5.88%, due 04/01/29(e) 144A	73,915
25,000	Macy’s Retail Holdings LLC, 5.88%, due 03/15/30(e) 144A	24,692
46,000	Macy’s Retail Holdings LLC, 6.13%, due 03/15/32 144A	45,486
790,000	Magallanes, Inc., 4.28%, due 03/15/32 144A	794,493
345,000	Magallanes, Inc., 5.05%, due 03/15/42 144A	352,626
1,823,000	Magallanes, Inc., 5.14%, due 03/15/52 144A	1,869,433
160,000	Magallanes, Inc., 5.39%, due 03/15/62 144A	165,773
55,000	Magellan Midstream Partners, LP, 4.25%, due 09/15/46(e)	54,375
200,000	Magellan Midstream Partners, LP, 5.15%, due 10/15/43	215,727
2,101,000	Manulife Financial Corp., 3.70%, due 03/16/32	2,122,775
420,000	MARB BondCo Plc, 3.95%, due 01/29/31 144A	373,277
520,000	Marriott International, Inc., 2.85%, due 04/15/31	475,381
169,000	Marriott International, Inc., 3.13%, due 06/15/26(e)	167,234
250,000	Marriott International, Inc., 3.50%, due 10/15/32	238,426
458,000	Marriott International, Inc., 4.63%, due 06/15/30	475,266

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
46,000	Marriott Ownership Resorts, Inc., 4.50%, due 06/15/29 144A	43,441
400,000	Martin Marietta Materials, Inc., 2.50%, due 03/15/30	365,742
230,000	Martin Marietta Materials, Inc., 4.25%, due 07/02/24(e)	235,518
608,000	Marvell Technology, Inc., 2.45%, due 04/15/28	560,251
300,000	Masonite International Corp., 3.50%, due 02/15/30 144A	270,246
460,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14(e) (h)	531,009
1,255,000	Massachusetts Mutual Life Insurance Co., 3.38%, due 04/15/50(e) 144A	1,132,354
224,000	MasTec, Inc., 4.50%, due 08/15/28(e) 144A	222,406
258,000	Mastercard, Inc., 3.85%, due 03/26/50	273,869
157,000	Match Group Holdings II LLC, 3.63%, due 10/01/31(e) 144A	140,672
162,000	Match Group Holdings II LLC, 4.13%, due 08/01/30(e) 144A	152,138
46,000	Mauser Packaging Solutions Holding Co., 8.50%, due 04/15/24 144A	46,933
311,000	MC Brazil Downstream Trading SARL, 7.25%, due 06/30/31 144A	286,557
801,000	McDonald’s Corp., (MTN), 3.50%, due 07/01/27(e)	815,507
900,000	McDonald’s Corp., (MTN), 4.20%, due 04/01/50	942,619
202,000	MDC Holdings, Inc., 2.50%, due 01/15/31	176,667
475,000	MetLife, Inc., 6.40%, due 12/15/66(e)	513,855
115,000	MetLife, Inc., 9.25%, due 04/08/68(e) 144A	149,672
3,677,000	Metropolitan Life Global Funding I, 3.30%, due 03/21/29 144A	3,651,205
200,000	Mexico City Airport Trust, 5.50%, due 07/31/47 144A	176,607
165,000	MGM Growth Properties Operating Partnership, LP/MGP Finance Co-Issuer, Inc. REIT, 3.88%, due 02/15/29 144A	162,427
498,000	MGM Resorts International, 4.75%, due 10/15/28	482,520
1,329,000	Micron Technology, Inc., 4.19%, due 02/15/27	1,365,853
250,000	Micron Technology, Inc., 4.98%, due 02/06/26(e)	262,150
1,131,000	Micron Technology, Inc., 5.33%, due 02/06/29	1,224,486
825,000	Mid-Atlantic Interstate Transmission LLC, 4.10%, due 05/15/28 144A	833,670
100,000	MidAmerican Energy Co., 4.25%, due 07/15/49(e)	109,589
483,000	Midwest Connector Capital Co. LLC, 3.90%, due 04/01/24 144A	484,751
252,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 05/01/29 144A	232,820
234,900	Millicom International Cellular SA, 6.25%, due 03/25/29 144A	249,661
59,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, due 02/01/30 144A	55,196
333,000	Mohegan Gaming & Entertainment, 8.00%, due 02/01/26 144A	331,322
950,000	Moody’s Corp., 3.25%, due 05/20/50	852,738
1,329,000	Morgan Stanley, 2.19% (SOFR + 1.99%), due 04/28/26(c)	1,285,109
843,000	Morgan Stanley, 2.48% (SOFR + 1.36%), due 09/16/36(c)	724,154
1,478,000	Morgan Stanley, 2.94% (SOFR + 1.29%), due 01/21/33(c)	1,387,738
945,000	Morgan Stanley, 3.59% (3 mo. USD LIBOR + 1.34%), due 07/22/28(c)	948,727
921,000	Morgan Stanley, 3.88%, due 04/29/24(e)	939,931
1,936,000	Morgan Stanley, (MTN), 2.24% (SOFR + 1.18%), due 07/21/32(c)	1,718,111
785,000	Morgan Stanley, (MTN), 2.70% (SOFR + 1.14%), due 01/22/31(c)	737,545
1,301,000	Morgan Stanley, (MTN), 3.13%, due 07/27/26	1,290,974
1,311,000	Morgan Stanley, (MTN), 3.62% (SOFR + 3.12%), due 04/01/31(c)	1,305,868
620,000	Morgan Stanley, (MTN), 3.77% (3 mo. USD LIBOR + 1.14%), due 01/24/29(c)	625,387
391,000	Morgan Stanley, (MTN), 3.88%, due 01/27/26	398,799
1,000,000	Morgan Stanley, (MTN), 4.35%, due 09/08/26	1,031,449
644,000	Motorola Solutions, Inc., 2.30%, due 11/15/30	565,494
624,000	Motorola Solutions, Inc., 2.75%, due 05/24/31	565,629

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
207,000	Motorola Solutions, Inc., 4.60%, due 05/23/29	215,532
385,000	MPLX, LP, 4.00%, due 03/15/28(e)	392,395
87,000	MPLX, LP, 4.13%, due 03/01/27	89,107
297,000	MPLX, LP, 4.25%, due 12/01/27	307,304
250,000	MPLX, LP, 4.50%, due 04/15/38	256,049
25,000	MPLX, LP, 5.20%, due 03/01/47(e)	26,883
813,000	MPLX, LP, 6.88% (3 mo. USD LIBOR + 4.65%)(c) (f)	800,805
300,000	MPT Operating Partnership, LP/MPT Finance Corp. REIT, 3.50%, due 03/15/31	279,125
325,000	MSCI, Inc., 3.25%, due 08/15/33 144A	292,805
336,000	MSCI, Inc., 3.63%, due 11/01/31 144A	316,786
145,000	MTN Mauritius Investment, Ltd., 4.76%, due 11/11/24 144A	146,082
435,000	Mylan, Inc., 5.20%, due 04/15/48(e)	428,002
450,000	Mylan, Inc., 5.40%, due 11/29/43	440,188
141,000	Nationstar Mortgage Holdings, Inc., 5.13%, due 12/15/30 144A	130,687
158,000	Nationstar Mortgage Holdings, Inc., 5.50%, due 08/15/28 144A	152,043
62,000	Nationstar Mortgage Holdings, Inc., 6.00%, due 01/15/27 144A	63,198
265,000	NatWest Group Plc, 3.75% (5 yr. CMT + 2.10%), due 11/01/29(c)	263,041
500,000	NatWest Group Plc, 3.88%, due 09/12/23	505,298
210,000	NatWest Group Plc, 5.08% (3 mo. USD LIBOR + 1.91%), due 01/27/30(c)	223,967
430,000	NatWest Group Plc, 6.00% (5 yr. CMT + 5.63%)(c) (f)	440,169
714,000	NatWest Markets Plc, 1.60%, due 09/29/26(e) 144A	654,942
329,000	NBM US Holdings, Inc., 6.63%, due 08/06/29 144A	346,606
720,000	Netflix, Inc., 4.88%, due 04/15/28	756,216
229,000	Netflix, Inc., 4.88%, due 06/15/30(e) 144A	244,683
59,000	Netflix, Inc., 5.38%, due 11/15/29 144A	63,971
574,000	Netflix, Inc., 5.88%, due 11/15/28	634,155
271,000	New York Life Insurance Co., 3.75%, due 05/15/50 144A	263,882
435,000	Newmont Corp., 2.25%, due 10/01/30(e)	398,100
275,000	Newmont Corp., 2.80%, due 10/01/29	263,398
150,000	Newmont Corp., 5.45%, due 06/09/44	178,964
228,000	News Corp., 3.88%, due 05/15/29 144A	215,805
136,000	News Corp., 5.13%, due 02/15/32 144A	136,907
435,000	NextEra Energy Capital Holdings, Inc., 2.25%, due 06/01/30	398,753
866,000	NextEra Energy Capital Holdings, Inc., 3.55%, due 05/01/27	877,506
207,000	NextEra Energy Operating Partners, LP, 3.88%, due 10/15/26 144A	204,928
75,000	NextEra Energy Operating Partners, LP, 4.50%, due 09/15/27(e) 144A	74,799
738,000	Nippon Life Insurance Co., 2.75% (5 yr. CMT + 2.65%), due 01/21/51(c) 144A	664,137
385,000	Nippon Life Insurance Co., 5.10% (5 yr. USD swap + 3.65%), due 10/16/44(c) 144A	397,002
670,000	NiSource, Inc., 3.49%, due 05/15/27	669,004
311,000	NiSource, Inc., 3.60%, due 05/01/30	308,897
239,000	Nissan Motor Acceptance Co. LLC, 1.13%, due 09/16/24(e) 144A	223,726
195,000	Nissan Motor Acceptance Co. LLC, 3.45%, due 03/15/23 144A	195,964
200,000	Nomura Holdings, Inc., 2.61%, due 07/14/31	180,095
970,000	Norfolk Southern Corp., 4.84%, due 10/01/41	1,099,010
195,000	Northern States Power Co., 3.60%, due 09/15/47	193,748
942,000	Northrop Grumman Corp., 5.25%, due 05/01/50	1,178,614
300,000	NOVA Chemicals Corp., 4.88%, due 06/01/24 144A	303,750
456,000	Novelis Corp., 4.75%, due 01/30/30 144A	443,565
396,000	NRG Energy, Inc., 2.45%, due 12/02/27 144A	365,943

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
50,000	NRG Energy, Inc., 3.38%, due 02/15/29 144A	44,535
194,000	NRG Energy, Inc., 3.63%, due 02/15/31(e) 144A	170,923
474,000	NRG Energy, Inc., 3.88%, due 02/15/32 144A	418,061
303,000	NRG Energy, Inc., 4.45%, due 06/15/29 144A	303,596
125,000	NRG Energy, Inc., 5.25%, due 06/15/29(e) 144A	122,412
525,000	NRG Energy, Inc., 5.75%, due 01/15/28	534,397
250,000	NSTAR Electric Co., 3.10%, due 06/01/51	226,552
1,320,000	Nucor Corp., 3.13%, due 04/01/32	1,277,472
315,000	Nutrien, Ltd., 4.90%, due 06/01/43	349,558
815,000	NXP BV/NXP Funding LLC, 4.63%, due 06/01/23 144A	828,156
2,136,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, due 05/01/25 144A	2,072,614
188,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, due 05/11/41 144A	166,295
689,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.88%, due 06/18/26 144A	692,126
3,517,000	Occidental Petroleum Corp., 5.74%, due 10/10/36(n)	1,893,553
325,000	OneMain Finance Corp., 6.63%, due 01/15/28	340,996
62,000	OneMain Finance Corp., 6.88%, due 03/15/25	65,261
200,000	OneMain Finance Corp., 8.25%, due 10/01/23	210,991
120,000	OneMain Finance Corp., 8.88%, due 06/01/25	126,616
655,000	ONEOK, Inc., 3.10%, due 03/15/30	614,886
390,000	ONEOK, Inc., 4.45%, due 09/01/49	375,519
200,000	ONEOK, Inc., 4.95%, due 07/13/47	202,352
200,000	Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, due 02/11/25 144A	153,261
1,200,000	Oracle Corp., 1.65%, due 03/25/26	1,120,570
1,542,000	Oracle Corp., 2.50%, due 04/01/25	1,507,502
1,071,000	Oracle Corp., 2.95%, due 04/01/30	989,347
1,106,000	Oracle Corp., 3.95%, due 03/25/51(e)	970,423
405,000	Orbia Advance Corp. SAB de CV, 5.50%, due 01/15/48 144A	399,200
425,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, due 04/30/28 144A	405,450
342,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, due 04/30/31(e) 144A	330,492
208,000	Oriflame Investment Holding Plc, 5.13%, due 05/04/26(e) 144A	167,960
650,000	Ovintiv Exploration, Inc., 5.38%, due 01/01/26	689,567
265,000	Ovintiv, Inc., 6.50%, due 08/15/34	315,316
63,000	Ovintiv, Inc., 7.20%, due 11/01/31	76,328
391,000	Owens Corning, 3.95%, due 08/15/29	398,462
350,000	Owens Corning, 4.30%, due 07/15/47	344,009
110,000	Owens-Brockway Glass Container, Inc., 6.63%, due 05/13/27(e) 144A	109,071
211,000	Oztel Holdings SPC, Ltd., 6.63%, due 04/24/28 144A	221,887
265,000	PacifiCorp, 2.70%, due 09/15/30(e)	252,915
195,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/28 144A	179,535
406,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Gro, 4.00%, due 10/15/27 144A	377,661
51,000	Papa John’s International, Inc., 3.88%, due 09/15/29(e) 144A	46,867
500,000	Paramount Global, 4.38%, due 03/15/43	477,189
197,000	Parkland Corp., 4.50%, due 10/01/29 144A	182,895
190,000	Parkland Corp., 4.63%, due 05/01/30 144A	176,988
722,000	PayPal Holdings, Inc., 2.85%, due 10/01/29(e)	707,680
415,000	PECO Energy Co., 3.05%, due 03/15/51(e)	376,173
205,000	PECO Energy Co., 3.70%, due 09/15/47	206,815

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
580,000	Pennsylvania Electric Co., 3.60%, due 06/01/29 144A	576,560
2,450,000	Penske Truck Leasing Co., LP/PTL Finance Corp., 3.90%, due 02/01/24 144A	2,481,781
218,000	Petrobras Global Finance BV, 5.60%, due 01/03/31	221,019
185,000	Petrobras Global Finance BV, 5.75%, due 02/01/29	192,541
164,000	Petrobras Global Finance BV, 6.90%, due 03/19/49	163,209
76,000	Petroleos Mexicanos, 6.35%, due 02/12/48(e)	59,873
270,000	Petroleos Mexicanos, 6.50%, due 03/13/27	274,652
255,000	Petroleos Mexicanos, 6.50%, due 06/02/41	211,979
403,000	Petroleos Mexicanos, 6.75%, due 09/21/47	328,332
380,000	Petroleos Mexicanos, 6.88%, due 08/04/26	398,006
200,000	Petrorio Luxembourg Trading SARL, 6.13%, due 06/09/26(e) 144A	200,422
797,000	Phillips 66 Partners, LP, 3.61%, due 02/15/25	804,446
25,000	Picasso Finance Sub, Inc., 6.13%, due 06/15/25 144A	25,450
145,000	Piedmont Natural Gas Co., Inc., 3.50%, due 06/01/29(e)	144,050
575,000	Pilgrim’s Pride Corp., 5.88%, due 09/30/27 144A	581,293
855,000	Plains All American Pipeline, LP/PAA Finance Corp., 3.55%, due 12/15/29	827,420
65,000	Plains All American Pipeline, LP/PAA Finance Corp., 4.70%, due 06/15/44	61,203
50,000	Plains All American Pipeline, LP/PAA Finance Corp., 5.15%, due 06/01/42	48,607
61,000	Playtika Holding Corp., 4.25%, due 03/15/29 144A	56,391
63,000	PNC Financial Services Group, Inc. (The), 3.15%, due 05/19/27(e)	63,181
722,000	PNC Financial Services Group, Inc. (The), 3.40% (5 yr. CMT + 2.60%)(c) (f)	651,966
524,000	PNC Financial Services Group, Inc. (The), 3.99% (3 mo. USD LIBOR + 3.68%)(c) (f)	524,420
212,000	PNC Financial Services Group, Inc. (The), 4.85% (3 mo. USD LIBOR + 3.04%)(c) (e) (f)	211,500
292,000	Post Holdings, Inc., 5.50%, due 12/15/29 144A	281,409
201,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, due 09/01/29 144A	173,157
547,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.88%, due 09/01/31 144A	468,000
51,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, due 08/31/27(e) 144A	46,726
136,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28(e) 144A	133,310
90,000	Providence St. Joseph Health Obligated Group, 2.75%, due 10/01/26	89,168
321,000	Prudential Financial, Inc., 5.13% (5 yr. CMT + 3.16%), due 03/01/52(c)	324,900
925,000	Prudential Financial, Inc., 5.88% (3 mo. USD LIBOR + 4.18%), due 09/15/42(c)	934,250
48,000	PTC, Inc., 4.00%, due 02/15/28 144A	46,864
195,000	Public Service Electric & Gas Co., (MTN), 2.70%, due 05/01/50	167,076
445,000	Public Service Electric & Gas Co., (MTN), 3.00%, due 05/15/27(e)	441,720
315,000	Public Service Electric & Gas Co., (MTN), 3.20%, due 05/15/29	314,443
1,700,000	Public Service Enterprise Group, Inc., 2.88%, due 06/15/24	1,685,607
515,000	Public Storage REIT, 2.25%, due 11/09/31(e)	471,553
379,000	Puget Energy, Inc., 2.38%, due 06/15/28	347,254
900,000	Qatar Energy, 1.38%, due 09/12/26 144A	841,324
275,000	Qatar Energy, 2.25%, due 07/12/31 144A	253,680
348,000	Qorvo, Inc., 1.75%, due 12/15/24 144A	332,357
282,000	Qorvo, Inc., 3.38%, due 04/01/31(e) 144A	256,881
237,000	Quanta Services, Inc., 0.95%, due 10/01/24	224,902
130,000	QVC, Inc., 5.45%, due 08/15/34	109,136
130,000	Radian Group, Inc., 4.50%, due 10/01/24	130,814

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
191,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 09/15/28 144A	180,972
1,761,000	Raytheon Technologies Corp., 1.90%, due 09/01/31	1,560,430
790,000	Realty Income Corp. REIT, 2.85%, due 12/15/32	747,627
330,000	Realty Income Corp. REIT, 3.25%, due 01/15/31(e)	324,532
224,000	Rede D’or Finance SARL, 4.50%, due 01/22/30(e) 144A	205,863
419,000	Renesas Electronics Corp., 1.54%, due 11/26/24 144A	399,345
340,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, due 04/16/29(e) 144A	307,955
389,000	RHP Hotel Properties, LP/RHP Finance Corp. REIT, 4.50%, due 02/15/29 144A	366,121
161,000	RLJ Lodging Trust, LP REIT, 3.75%, due 07/01/26 144A	153,166
405,000	Roper Technologies, Inc., 1.40%, due 09/15/27	367,726
217,000	Royalty Pharma Plc, 1.75%, due 09/02/27	197,309
415,000	RPM International, Inc., 2.95%, due 01/15/32	380,920
202,000	S&P Global, Inc., 4.75%, due 08/01/28(e) 144A	217,190
232,000	Sabine Pass Liquefaction LLC, 4.20%, due 03/15/28	238,678
542,000	Sabine Pass Liquefaction LLC, 4.50%, due 05/15/30	567,661
231,000	Sabine Pass Liquefaction LLC, 5.00%, due 03/15/27	244,556
288,000	Sabine Pass Liquefaction LLC, 5.88%, due 06/30/26	311,638
247,000	Sabre GLBL, Inc., 7.38%, due 09/01/25 144A	258,329
320,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25	324,600
290,000	San Diego Gas & Electric Co., 4.15%, due 05/15/48(e)	306,120
466,000	Santander Holdings USA, Inc., 2.49% (SOFR + 1.25%), due 01/06/28(c)	435,476
1,024,000	Santander Holdings USA, Inc., 3.24%, due 10/05/26(e)	999,677
888,000	Santander Holdings USA, Inc., 3.45%, due 06/02/25	882,593
620,000	Santander Holdings USA, Inc., 3.50%, due 06/07/24	622,130
199,000	Santander Holdings USA, Inc., 4.40%, due 07/13/27	202,740
437,000	Sasol Financing USA LLC, 5.50%, due 03/18/31	408,835
200,000	Sasol Financing USA LLC, 5.88%, due 03/27/24	202,897
200,000	Sasol Financing USA LLC, 6.50%, due 09/27/28	203,450
407,000	SBA Communications Corp. REIT, 3.88%, due 02/15/27	397,521
322,000	SBA Tower Trust REIT, 2.84%, due 01/15/50 144A	316,941
411,000	SBL Holdings, Inc., 5.00%, due 02/18/31 144A	397,181
193,000	Select Medical Corp., 6.25%, due 08/15/26 144A	200,019
115,000	Sensata Technologies, Inc., 3.75%, due 02/15/31 144A	106,554
122,000	Service Corp. International, 3.38%, due 08/15/30	110,159
254,000	Service Corp. International, 4.00%, due 05/15/31	236,872
950,000	Shell International Finance BV, 5.50%, due 03/25/40	1,172,751
425,000	Shire Acquisitions Investments Ireland DAC, 3.20%, due 09/23/26(e)	426,348
44,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, due 03/01/29 144A	41,307
850,000	Simon Property Group, LP REIT, 6.75%, due 02/01/40	1,114,008
270,000	Sinopec Group Overseas Development 2018, Ltd., 3.68%, due 08/08/49 144A	241,302
384,000	Sirius XM Radio, Inc., 4.00%, due 07/15/28 144A	365,320
431,000	Sirius XM Radio, Inc., 5.00%, due 08/01/27(e) 144A	430,703
220,000	SMBC Aviation Capital Finance DAC, 2.30%, due 06/15/28 144A	195,392
810,000	Societe Generale SA, 1.18% (SOFR + 1.05%), due 01/21/26(c) 144A	799,895
1,475,000	Societe Generale SA, 1.79% (1 yr. CMT + 1.00%), due 06/09/27(c) 144A	1,331,154
410,000	Societe Generale SA, 2.80% (1 yr. CMT + 1.30%), due 01/19/28(c) 144A	384,371
385,000	Societe Generale SA, 4.75% (5 yr. CMT + 3.93%)(c) (f) 144A	359,975
284,000	Societe Generale SA, 5.38% (5 yr. CMT + 4.51%)(c) (e) (f) 144A	265,557

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
529,000	SoftBank Group Corp., 6.88% (5 yr. USD ICE swap + 4.85%)(c) (f) (j)	525,826
200,000	Sotheby’s, 7.38%, due 10/15/27(e) 144A	205,149
570,000	Southern California Edison Co., 3.45%, due 02/01/52	513,486
335,000	Southern California Edison Co., 4.00%, due 04/01/47	323,181
1,318,000	Southern Co. (The), 3.25%, due 07/01/26	1,320,013
1,260,000	Southern Co. Gas Capital Corp., 2.45%, due 10/01/23	1,255,705
755,000	Southwest Airlines Co., 2.63%, due 02/10/30(e)	689,635
144,000	Southwestern Energy Co., 4.75%, due 02/01/32	144,021
26,000	Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, due 09/30/26 144A	26,477
1,701,000	Spirit Realty, LP REIT, 2.10%, due 03/15/28	1,543,364
300,000	Sprint Corp., 7.13%, due 06/15/24	322,140
598,000	Stagwell Global LLC, 5.63%, due 08/15/29 144A	564,931
118,000	Standard Industries, Inc., 3.38%, due 01/15/31 144A	103,428
493,000	Standard Industries, Inc., 4.38%, due 07/15/30 144A	452,180
25,000	Standard Industries, Inc., 4.75%, due 01/15/28 144A	23,951
175,000	Starwood Property Trust, Inc. REIT, 3.63%, due 07/15/26 144A	167,338
200,000	State Grid Overseas Investment BVI, Ltd., 3.50%, due 05/04/27 144A	201,702
330,000	State Street Corp., 3.15% (SOFR + 2.65%), due 03/30/31(c)	325,756
920,000	Steel Dynamics, Inc., 3.45%, due 04/15/30	907,626
605,000	Stellantis Finance US, Inc., 2.69%, due 09/15/31(e) 144A	532,044
311,000	StoneMor, Inc., 8.50%, due 05/15/29 144A	308,504
186,000	Suburban Propane Partners, LP/Suburban Energy Finance Corp., 5.00%, due 06/01/31 144A	174,626
77,000	Sunoco, LP/Sunoco Finance Corp., 4.50%, due 05/15/29	72,742
297,000	Sunoco, LP/Sunoco Finance Corp., 4.50%, due 04/30/30 144A	274,072
68,000	Switch, Ltd., 3.75%, due 09/15/28 144A	66,065
670,000	T-Mobile USA, Inc., 2.05%, due 02/15/28	613,154
254,000	T-Mobile USA, Inc., 2.55%, due 02/15/31	230,729
50,000	T-Mobile USA, Inc., 2.88%, due 02/15/31	45,125
521,000	T-Mobile USA, Inc., 3.38%, due 04/15/29	496,252
2,019,000	T-Mobile USA, Inc., 3.50%, due 04/15/25	2,034,431
388,000	T-Mobile USA, Inc., 3.75%, due 04/15/27	390,918
742,000	T-Mobile USA, Inc., 3.88%, due 04/15/30	745,905
1,479,000	T-Mobile USA, Inc., 4.50%, due 04/15/50	1,501,537
225,000	Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 6.00%, due 12/31/30(e) 144A	218,672
560,000	Targa Resources Corp., 4.95%, due 04/15/52(g)	571,594
467,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 4.00%, due 01/15/32	449,983
150,000	Taylor Morrison Communities, Inc., 5.13%, due 08/01/30(e) 144A	146,845
110,000	Taylor Morrison Communities, Inc., 5.88%, due 06/15/27 144A	114,632
175,000	Taylor Morrison Communities, Inc., 6.63%, due 07/15/27 144A	180,037
150,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 03/01/24 144A	154,536
926,000	Teachers Insurance & Annuity Association of America, 4.27%, due 05/15/47(e) 144A	982,338
34,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	44,710
158,000	Telecom Argentina SA, 8.00%, due 07/18/26 144A	150,732
48,000	Telecom Italia Capital SA, 7.20%, due 07/18/36	46,768

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
1,125,000	Teledyne Technologies, Inc., 2.75%, due 04/01/31	1,044,369
760,000	Telefonaktiebolaget LM Ericsson, 4.13%, due 05/15/22	760,927
250,000	Telefonica Celular del Paraguay SA, 5.88%, due 04/15/27 144A	253,559
838,000	Telefonica Emisiones SA, 5.21%, due 03/08/47	901,476
163,000	Telesat Canada/Telesat LLC, 5.63%, due 12/06/26 144A	124,646
50,000	Tenet Healthcare Corp., 4.38%, due 01/15/30 144A	48,061
223,000	Tenet Healthcare Corp., 4.63%, due 07/15/24(e)	224,281
1,354,000	Textron, Inc., 3.00%, due 06/01/30	1,294,012
83,000	Toll Brothers Finance Corp., 3.80%, due 11/01/29(e)	80,361
1,595,000	Toll Brothers Finance Corp., 4.35%, due 02/15/28	1,605,384
1,475,000	Toronto-Dominion Bank (The), 1.95%, due 01/12/27(e)	1,398,650
321,000	Total Play Telecomunicaciones SA de CV, 6.38%, due 09/20/28 144A	286,666
548,000	Total Play Telecomunicaciones SA de CV, 7.50%, due 11/12/25 144A	532,941
88,000	Townsquare Media, Inc., 6.88%, due 02/01/26 144A	90,783
2,018,000	Toyota Motor Credit Corp., (MTN), 3.00%, due 04/01/25	2,022,795
251,000	TransCanada PipeLines, Ltd., 4.25%, due 05/15/28(e)	261,153
140,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, due 05/15/50	136,653
500,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, due 03/15/48	535,322
735,000	TransDigm, Inc., 5.50%, due 11/15/27	730,403
175,000	Travel + Leisure Co., 4.63%, due 03/01/30 144A	163,083
166,000	Travel + Leisure Co., 6.60%, due 10/01/25(d) (e)	176,536
55,000	Trident TPI Holdings, Inc., 6.63%, due 11/01/25 144A	54,325
212,000	TriNet Group, Inc., 3.50%, due 03/01/29 144A	195,200
232,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, due 04/01/29 144A	214,516
248,000	Tronox, Inc., 4.63%, due 03/15/29 144A	232,489
1,040,000	Truist Bank, 2.25%, due 03/11/30	954,446
342,000	Tutor Perini Corp., 6.88%, due 05/01/25(e) 144A	325,683
191,000	Twitter, Inc., 3.88%, due 12/15/27(e) 144A	185,896
532,000	Uber Technologies, Inc., 4.50%, due 08/15/29 144A	499,747
285,000	Uber Technologies, Inc., 7.50%, due 05/15/25 144A	297,712
451,000	Uber Technologies, Inc., 7.50%, due 09/15/27 144A	481,445
765,000	UBS Group AG, 1.49% (1 yr. CMT + 0.85%), due 08/10/27(c) (e) 144A	695,480
375,000	UBS Group AG, 2.10% (1 yr. CMT + 1.00%), due 02/11/32(c) 144A	328,587
1,897,000	UBS Group AG, 4.13%, due 04/15/26 144A	1,933,806
305,000	UBS Group AG, 7.00% (5 yr. USD swap + 4.34%)(c) (f) 144A	318,422
362,000	Unifin Financiera SAB de CV, 9.88%, due 01/28/29 144A	213,508
510,150	United Airlines Pass Through Trust, 3.45%, due 01/07/30	476,508
327,389	United Airlines Pass Through Trust, 3.65%, due 07/07/27	309,466
553,400	United Airlines Pass Through Trust, 3.75%, due 03/03/28	541,046
2,281,556	United Airlines Pass Through Trust, 4.00%, due 10/11/27	2,293,827
255,098	United Airlines Pass Through Trust, 4.55%, due 02/25/33	256,070
80,292	United Airlines Pass Through Trust, 4.60%, due 09/01/27	73,482
113,504	United Airlines Pass Through Trust, 4.63%, due 03/03/24	114,157
220,320	United Airlines Pass Through Trust, 4.88%, due 07/15/27	217,755
941,576	United Airlines Pass Through Trust, 5.88%, due 04/15/29	976,189
307,000	United Airlines, Inc., 4.38%, due 04/15/26 144A	302,395
98,000	United Airlines, Inc., 4.63%, due 04/15/29 144A	93,318
268,000	United Parcel Service, Inc., 5.30%, due 04/01/50	352,024

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
150,000	United Rentals North America, Inc., 3.75%, due 01/15/32	140,138
251,000	United Rentals North America, Inc., 3.88%, due 11/15/27	248,957
137,000	United Rentals North America, Inc., 3.88%, due 02/15/31(e)	129,339
245,000	United Rentals North America, Inc., 4.88%, due 01/15/28	249,140
35,000	United Rentals North America, Inc., 5.25%, due 01/15/30	36,158
75,000	United Rentals North America, Inc., 5.50%, due 05/15/27	77,660
390,000	UnitedHealth Group, Inc., 3.05%, due 05/15/41(e)	364,134
124,000	Uniti Group, LP/Uniti Group Finance, Inc./CSL Capital LLC REIT, 6.50%, due 02/15/29 144A	115,774
433,000	Universal Health Services, Inc., 1.65%, due 09/01/26 144A	397,848
430,000	Universal Health Services, Inc., 2.65%, due 10/15/30 144A	390,993
120,000	University of Chicago (The), 2.76%, due 04/01/45	107,041
350,000	University of Southern California, 2.95%, due 10/01/51(e)	312,297
122,000	Univision Communications, Inc., 4.50%, due 05/01/29 144A	116,290
182,000	Unum Group, 4.13%, due 06/15/51(e)	159,499
1,124,312	US Airways Pass Through Trust, 4.63%, due 12/03/26	1,085,152
77,430	US Airways Pass Through Trust, 5.90%, due 04/01/26	80,090
83,753	US Airways Pass Through Trust, 6.25%, due 10/22/24	84,429
210,064	US Airways Pass Through Trust, 7.13%, due 04/22/25	214,538
192,000	US Foods, Inc., 4.75%, due 02/15/29 144A	183,372
355,000	Valvoline, Inc., 3.63%, due 06/15/31 144A	307,320
125,000	Valvoline, Inc., 4.25%, due 02/15/30 144A	114,302
165,000	Varex Imaging Corp., 7.88%, due 10/15/27 144A	175,110
325,000	Vector Group, Ltd., 5.75%, due 02/01/29 144A	296,688
351,000	Ventas Realty, LP REIT, 3.50%, due 02/01/25	352,265
148,000	Venture Global Calcasieu Pass LLC, 3.88%, due 08/15/29(e) 144A	144,088
219,000	Venture Global Calcasieu Pass LLC, 4.13%, due 08/15/31 144A	215,235
285,000	VeriSign, Inc., 2.70%, due 06/15/31	258,387
207,000	VeriSign, Inc., 5.25%, due 04/01/25	217,590
878,000	Verisk Analytics, Inc., 3.63%, due 05/15/50	829,388
1,300,000	Verizon Communications, Inc., 2.55%, due 03/21/31	1,209,577
578,000	Verizon Communications, Inc., 2.88%, due 11/20/50	484,722
1,224,000	Verizon Communications, Inc., 3.55%, due 03/22/51	1,155,106
1,025,000	Verizon Communications, Inc., 4.33%, due 09/21/28	1,082,881
408,000	Verizon Communications, Inc., 4.40%, due 11/01/34	435,246
338,000	Vertiv Group Corp., 4.13%, due 11/15/28 144A	308,864
219,000	Viatris, Inc., 2.30%, due 06/22/27	199,696
584,000	Viatris, Inc., 2.70%, due 06/22/30(e)	514,491
325,000	Viatris, Inc., 3.85%, due 06/22/40	281,938
568,000	Viatris, Inc., 4.00%, due 06/22/50(e)	479,048
179,000	VICI Properties, LP/VICI Note Co., Inc. REIT, 4.13%, due 08/15/30(e) 144A	173,141
270,000	VICI Properties, LP/VICI Note Co., Inc. REIT, 4.63%, due 12/01/29 144A	269,830
184,000	Videotron, Ltd., 3.63%, due 06/15/29(e) 144A	170,991
1,400,000	Virginia Electric & Power Co., 3.15%, due 01/15/26(e)	1,403,137
460,000	Vistra Operations Co. LLC, 3.55%, due 07/15/24 144A	455,979
821,000	Vistra Operations Co. LLC, 3.70%, due 01/30/27 144A	789,223
626,000	Vistra Operations Co. LLC, 4.30%, due 07/15/29 144A	605,003
135,000	Vistra Operations Co. LLC, 5.00%, due 07/31/27 144A	133,042
546,000	Vodafone Group Plc, 7.00% (5 yr. USD swap + 4.87%), due 04/04/79(c)	604,255

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
72,000	Volcan Cia Minera SAA, 4.38%, due 02/11/26 144A	69,033
664,000	Voya Financial, Inc., 5.65% (3 mo. USD LIBOR + 3.58%), due 05/15/53(c)	668,967
393,000	Vulcan Materials Co., 3.50%, due 06/01/30	390,326
340,000	WakeMed, 3.29%, due 10/01/52	298,967
598,000	Walt Disney Co. (The), 4.70%, due 03/23/50(e)	696,634
240,000	Waste Connections, Inc., 3.20%, due 06/01/32	234,435
45,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, due 06/15/27 144A	44,330
490,000	Wells Fargo & Co., 3.07% (SOFR + 2.53%), due 04/30/41(c)	442,066
1,272,000	Wells Fargo & Co., 5.88% (3 mo. USD LIBOR + 3.99%)(c) (f)	1,332,166
1,067,000	Wells Fargo & Co., (MTN), 2.39% (SOFR + 2.10%), due 06/02/28(c)	1,010,172
765,000	Wells Fargo & Co., (MTN), 2.57% (SOFR + 1.26%), due 02/11/31(c)	711,654
827,000	Wells Fargo & Co., (MTN), 2.88% (SOFR + 1.43%), due 10/30/30(c)	786,918
389,000	Wells Fargo & Co., (MTN), 3.35% (SOFR + 1.50%), due 03/02/33(c)	378,474
522,000	Western Digital Corp., 4.75%, due 02/15/26(e)	530,712
350,000	William Carter Co. (The), 5.63%, due 03/15/27 144A	355,607
477,000	Williams Cos., Inc. (The), 3.75%, due 06/15/27	483,033
992,000	Williams Cos., Inc. (The), 4.55%, due 06/24/24	1,019,757
135,000	Williams Cos., Inc. (The), 5.75%, due 06/24/44(e)	155,909
60,000	Williams Scotsman International, Inc., 4.63%, due 08/15/28 144A	58,568
494,000	WMG Acquisition Corp., 3.00%, due 02/15/31(e) 144A	442,856
324,000	WMG Acquisition Corp., 3.88%, due 07/15/30 144A	309,266
300,000	Wolverine World Wide, Inc., 4.00%, due 08/15/29(e) 144A	266,790
1,289,000	Workday, Inc., 3.50%, due 04/01/27(g)	1,289,543
341,000	Workday, Inc., 3.80%, due 04/01/32(g)	340,772
665,000	WP Carey, Inc. REIT, 2.25%, due 04/01/33	569,226
124,000	WR Grace Holdings LLC, 4.88%, due 06/15/27 144A	121,483
152,000	WR Grace Holdings LLC, 5.63%, due 08/15/29 144A	142,515
140,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 08/15/28 144A	134,912
1,100,000	Xcel Energy, Inc., 3.40%, due 06/01/30	1,099,538
265,000	Xerox Holdings Corp., 5.50%, due 08/15/28(e) 144A	258,714
98,000	XHR, LP REIT, 4.88%, due 06/01/29 144A	95,319
610,000	Yale University, 2.40%, due 04/15/50	508,132
1,070,000	Yamana Gold, Inc., 2.63%, due 08/15/31	959,715
1,220,000	Yara International ASA, 4.75%, due 06/01/28 144A	1,261,231
201,000	Yum! Brands, Inc., 3.63%, due 03/15/31	183,601
153,000	Yum! Brands, Inc., 4.75%, due 01/15/30 144A	150,323
169,000	Ziff Davis, Inc., 4.63%, due 10/15/30(e) 144A	161,185

		527,120,133

	Mortgage Backed Securities - Private Issuers — 9.6%
188,501	Angel Oak Mortgage Trust CMO, Series 2020-R1, Class A1, 0.99%, due 04/25/53(b) 144A	185,667
163,011	Angel Oak Mortgage Trust CMO, Series 2021-2, Class A1, 0.99%, due 04/25/66(b) 144A	156,137
393,931	Angel Oak Mortgage Trust CMO, Series 2021-4, Class A1, 1.04%, due 01/20/65(b) 144A	374,359
462,707	Angel Oak Mortgage Trust CMO, Series 2021-5, Class A1, 0.95%, due 07/25/66(b) 144A	438,720
1,800,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A4, 2.50%, due 05/15/53 144A	1,701,744

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
2,500,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2, Class A4, 2.25%, due 06/15/54 144A	2,283,912
288,571	Arroyo Mortgage Trust CMO, Series 2021-1R, Class A1, 1.18%, due 10/25/48(b) 144A	274,593
147,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.72%, due 11/05/32(b) 144A	128,107
1,200,000	BANK, Series 2019-BNK20, Class A2, 2.76%, due 09/15/62	1,149,664
850,000	BANK, Series 2019-BNK23, Class A2, 2.67%, due 12/15/52	817,609
1,806,000	BANK, Series 2020-BNK26, Class A2, 2.04%, due 03/15/63	1,692,282
1,800,000	BANK, Series 2020-BNK26, Class A3, 2.16%, due 03/15/63	1,661,497
869,000	BANK, Series 2020-BNK30, Class A4, 1.93%, due 12/15/53	777,233
3,000,000	BANK, Series 2021-BNK32, Class A4, 2.35%, due 04/15/54	2,797,653
2,300,000	BANK, Series 2021-BNK34, Class A4, 2.16%, due 06/15/63	2,111,505
193,000	Barclays Commercial Mortgage Trust, Series 2019-C5, Class A2, 3.04%, due 11/15/52	191,992
200,000	BBCMS Mortgage Trust, Series 2015-SRCH, Class D, 4.96%, due 08/10/35(b) 144A	199,258
3,000,000	BBCMS Mortgage Trust, Series 2018-TALL, Class A, 1.12% (1 mo. USD LIBOR + 0.72%), due 03/15/37(c) 144A	2,929,813
186,000	BBCMS Mortgage Trust, Series 2020-C6, Class A2, 2.69%, due 02/15/53	183,054
1,273,000	BBCMS Mortgage Trust, Series 2021-C9, Class A5, 2.30%, due 02/15/54	1,174,156
2,000,000	BBCMS Mortgage Trust, Series 2022-C14, Class A4, 2.69%, due 02/15/55	1,907,746
91,390	Bellemeade Re, Ltd. CMO, Series 2019-3A, Class M1B, 2.06% (1 mo. USD LIBOR + 1.60%), due 07/25/29(c) 144A	91,316
309,000	Bellemeade Re, Ltd. CMO, Series 2021-2A, Class M1A, 1.30% (SOFR 30-day average + 1.20%), due 06/25/31(c) 144A	306,135
355,000	Benchmark Mortgage Trust, Series 2019-B12, Class A2, 3.00%, due 08/15/52	351,164
270,000	Benchmark Mortgage Trust, Series 2019-B13, Class A2, 2.89%, due 08/15/57	265,151
1,350,000	Benchmark Mortgage Trust, Series 2019-B15, Class A4, 2.67%, due 12/15/72	1,281,367
657,000	Benchmark Mortgage Trust, Series 2019-B15, Class A5, 2.93%, due 12/15/72	637,168
600,000	Benchmark Mortgage Trust, Series 2020-B17, Class A4, 2.04%, due 03/15/53	546,720
1,200,000	Benchmark Mortgage Trust, Series 2020-B20, Class A2, 1.75%, due 10/15/53	1,135,138
1,800,000	Benchmark Mortgage Trust, Series 2020-IG3, Class A2, 2.48%, due 09/15/48 144A	1,764,286
2,210,000	Benchmark Mortgage Trust, Series 2021-B23, Class A2, 1.62%, due 02/15/54	2,080,742
1,700,000	Benchmark Mortgage Trust, Series 2021-B23, Class A4A1, 1.82%, due 02/15/54	1,517,659
900,000	Benchmark Mortgage Trust, Series 2021-B24, Class A3, 2.01%, due 03/15/54	838,124
1,750,000	Benchmark Mortgage Trust, Series 2021-B24, Class A4, 2.26%, due 03/15/54	1,612,894
1,250,000	Benchmark Mortgage Trust, Series 2021-B28, Class ASB, 1.98%, due 08/15/54	1,163,794
1,800,000	Benchmark Mortgage Trust, Series 2021-B31, Class A4, 2.42%, due 12/15/54	1,671,653
1,800,000	Benchmark Mortgage Trust, Series 2022-B33, Class A5, 3.46%, due 03/15/55	1,820,752
189,880	BRAVO Residential Funding Trust CMO, Series 2021-NQM2, Class A1, 0.94%, due 02/25/49(b) 144A	184,801
363,519	BX Commercial Mortgage Trust, Series 2018-BIOA, Class D, 1.72% (1 mo. USD LIBOR + 1.32%), due 03/15/37(c) 144A	358,659
1,415,701	BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1.32% (1 mo. USD LIBOR + 0.92%), due 10/15/36(c) 144A	1,410,480
382,429	BX Commercial Mortgage Trust, Series 2020-VKNG, Class A, 1.33% (1 mo. USD LIBOR + 0.93%), due 10/15/37(c) 144A	378,617
269,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 1.25% (1 mo. USD LIBOR + 0.85%), due 11/15/38(c) 144A	265,722

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
1,025,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class A, 1.32% (1 mo. USD LIBOR + 0.92%), due 12/15/38(c) 144A	1,009,740
1,516,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class A, 1.10% (1 mo. USD LIBOR + 0.70%), due 09/15/36(c) 144A	1,479,035
342,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 1.50% (1 mo. USD LIBOR + 1.10%), due 09/15/36(c) 144A	328,857
776,000	BX Commercial Mortgage Trust, Series 2022-AHP, Class A, 1.29% (1 mo. TSFR + 0.99%), due 01/17/39(c) 144A	766,975
1,200,000	CD Mortgage Trust, Series 2019-CD8, Class A3, 2.66%, due 08/15/57	1,125,775
988,025	CF Mortgage Trust, Series 2020-P1, Class A1, 2.84%, due 04/15/25(b) 144A	952,175
653,007	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3, 3.01%, due 05/10/58	645,339
2,349,356	CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2, 2.95%, due 11/10/49	2,293,114
562,070	CIM Trust CMO, Series 2020-INV1, Class A2, 2.50%, due 04/25/50(b) 144A	549,201
330,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A3, 2.86%, due 12/15/72	318,112
283,000	Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, due 05/10/36 144A	281,939
176,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.15%, due 01/10/36 144A	178,138
27,500,000	Citigroup Commercial Mortgage Trust, (IO), Series 2014-GC21, Class XB, 0.44%, due 05/10/47(b) 144A	244,700
367,544	COLT Mortgage Loan Trust CMO, Series 2021-2, Class A1, 0.92%, due 08/25/66(b) 144A	341,554
543,025	COLT Mortgage Loan Trust CMO, Series 2021-3, Class A1, 0.96%, due 09/27/66(b) 144A	505,334
414,159	COLT Mortgage Loan Trust CMO, Series 2021-HX1, Class A1, 1.11%, due 10/25/66(b) 144A	387,023
587,750	COLT Trust CMO, Series 2020-RPL1, Class A1, 1.39%, due 01/25/65(b) 144A	556,152
235,000	Commercial Mortgage Trust, Series 2013-300P, Class D, 4.39%, due 08/10/30(b) 144A	231,304
670,493	Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.94%, due 01/10/46	671,590
917,862	Commercial Mortgage Trust, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	913,366
862,000	Commercial Mortgage Trust, Series 2015-CR27, Class A4, 3.61%, due 10/10/48	869,182
223,000	Commercial Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, due 02/10/37 144A	216,419
518,000	Connecticut Avenue Securities Trust CMO, Series 2022-R03, Class 1M1, 2.20% (SOFR 30-day average + 2.10%), due 03/25/42(c) 144A	517,718
355,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 2.00% (1 mo. USD LIBOR + 1.60%), due 05/15/36(c) 144A	351,378
267,265	Credit Suisse Mortgage Trust CMO, Series 2018-RPL9, Class A, 3.85%, due 09/25/57(b) 144A	268,118
292,159	Credit Suisse Mortgage Trust CMO, Series 2020-RPL6, Class A1, 2.69%, due 03/25/59(b) 144A	286,552
289,080	Credit Suisse Mortgage Trust CMO, Series 2021-NQM2, Class A1, 1.18%, due 02/25/66(b) 144A	279,696
246,768	Credit Suisse Mortgage Trust CMO, Series 2021-NQM3, Class A1, 1.02%, due 04/25/66(b) 144A	235,793
251,767	Credit Suisse Mortgage Trust CMO, Series 2021-NQM5, Class A1, 0.94%, due 05/25/66(b) 144A	238,707

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
411,016	Credit Suisse Mortgage Trust CMO, Series 2021-NQM6, Class A1, 1.17%, due 07/25/66(b) 144A	387,929
1,065,505	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3, 3.13%, due 06/15/50	1,034,837
775,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4, 3.19%, due 11/15/50	760,742
1,050,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A3, 2.72%, due 12/15/52	993,142
1,900,000	CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A2, 2.49%, due 03/15/54	1,783,347
119,303	Ellington Financial Mortgage Trust CMO, Series 2021-1, Class A1, 0.80%, due 02/25/66(b) 144A	115,000
265,618	Ellington Financial Mortgage Trust CMO, Series 2021-2, Class A1, 0.93%, due 06/25/66(b) 144A	249,549
1,364,688	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-2, Class MA, 3.50%, due 11/25/57	1,371,853
482,158	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-3, Class MA, 3.50%, due 08/25/57(b)	484,809
1,914,108	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-4, Class MA, 3.50%, due 03/25/58	1,923,741
806,870	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-1, Class MA, 3.50%, due 07/25/58	811,186
1,451,311	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-2, Class MA, 3.50%, due 08/25/58	1,457,712
1,007,459	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-1, Class MA, 2.50%, due 08/25/59	985,948
917,918	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2019-HQA2, Class M2, 2.51% (1 mo. USD LIBOR + 2.05%), due 04/25/49(c) 144A	918,216
379,429	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2022-DNA2, Class M1A, 1.40% (SOFR 30-day average + 1.30%), due 02/25/42(c) 144A	377,320
437,000	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2022-DNA2, Class M1B, 2.50% (SOFR 30-day average + 2.40%), due 02/25/42(c) 144A	425,834
1,155,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2022-DNA1, Class M1A, 1.10% (SOFR 30-day average + 1.00%), due 01/25/42(c) 144A	1,135,402
48,270	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2020-HQA3, Class M2, 4.06% (1 mo. USD LIBOR + 3.60%), due 07/25/50(c) 144A	48,338
311,565	Flagstar Mortgage Trust CMO, Series 2020-2, Class A2, 3.00%, due 08/25/50(b) 144A	305,867
510,686	Flagstar Mortgage Trust CMO, Series 2021-1, Class A2, 2.50%, due 02/01/51(b) 144A	475,394
1,434,029	Flagstar Mortgage Trust CMO, Series 2021-6INV, Class A4, 2.50%, due 08/25/51(b) 144A	1,334,927
206,140	GCAT Trust CMO, Series 2021-NQM2, Class A1, 1.04%, due 05/25/66(b) 144A	195,833
236,496	GCAT Trust CMO, Series 2021-NQM1, Class A1, 0.87%, due 01/25/66(b) 144A	227,800
340,118	GCAT Trust CMO, Series 2021-NQM3, Class A1, 1.09%, due 05/25/66(b) 144A	323,344
445,385	GS Mortgage Securities Corp. Trust, Series 2021-RENT, Class A, 1.15% (1 mo. USD LIBOR + 0.70%), due 11/21/35(c) 144A	440,864
872,203	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	863,615
2,646,560	GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.12%, due 05/10/50	2,610,471
300,000	GS Mortgage Securities Trust, Series 2019-GC40, Class A2, 2.97%, due 07/10/52	297,501
1,600,000	GS Mortgage Securities Trust, Series 2020-GC47, Class A4, 2.12%, due 05/12/53	1,442,495
1,062,000	GS Mortgage Securities Trust, Series 2020-GSA2, Class A5, 2.01%, due 12/12/53	948,686

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
1,143,000	GS Mortgage Securities Trust, Series 2020-GSA2, Class AAB, 1.66%, due 12/12/53	1,052,264
196,000	GS Mortgage Securities Trust, Series 2020-UPTN, Class A, 2.75%, due 02/10/37 144A	189,207
1,900,000	GS Mortgage Securities Trust, Series 2021-GSA3, Class A4, 2.37%, due 12/15/54	1,746,157
68,696	GS Mortgage-Backed Securities Trust CMO, Series 2020-NQM1, Class A1, 1.38%, due 09/27/60(b) 144A	67,115
156,189	GS Mortgage-Backed Securities Trust CMO, Series 2021-NQM1, Class A1, 1.02%, due 07/25/61(b) 144A	150,370
1,790,321	GS Mortgage-Backed Securities Trust CMO, Series 2021-PJ2, Class A2, 2.50%, due 07/25/51(b) 144A	1,656,680
735,000	Home RE, Ltd. CMO, Series 2021-2, Class M1A, 1.35% (SOFR 30-day average + 1.25%), due 01/25/34(c) 144A	729,225
200,186	Imperial Fund Mortgage Trust CMO, Series 2021-NQM1, Class A1, 1.07%, due 06/25/56(b) 144A	189,182
170,000	IMT Trust, Series 2017-APTS, Class CFX, 3.50%, due 06/15/34(b) 144A	166,885
335,000	Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.17%, due 05/15/48(b) 144A	335,674
474,370	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3, 3.67%, due 04/15/47	473,688
217,944	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A2, 2.82%, due 11/15/48	218,762
700,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A, 2.88%, due 06/15/49	688,177
942,625	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, due 03/15/50	925,465
1,449,919	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4, 2.69%, due 04/15/46	1,447,929
716,812	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3, 2.56%, due 08/15/49	693,621
1,600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, due 07/15/50	1,592,196
938,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A2, 3.15%, due 06/13/52	929,671
267,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class AFX, 2.81%, due 01/16/37 144A	259,355
1,568,968	JPMorgan Mortgage Trust CMO, Series 2021-3, Class A3, 2.50%, due 07/25/51(b) 144A	1,458,407
193,000	KNDL Mortgage Trust, Series 2019-KNSQ, Class D, 1.75% (1 mo. USD LIBOR + 1.35%), due 05/15/36(c) 144A	190,766
669,029	Legacy Mortgage Asset Trust CMO, Series 2019-PRI, Class A1, 3.86%, due 09/25/59(d) 144A	662,670
228,331	Legacy Mortgage Asset Trust CMO, Series 2020-GS1, Class A1, 2.88%, due 10/25/59(d) 144A	228,550
86,569	Legacy Mortgage Asset Trust CMO, Series 2021-GS1, Class A1, 1.89%, due 10/25/66(d) 144A	84,086
378,444	Life Mortgage Trust, Series 2021-BMR, Class A, 1.10% (1 mo. USD LIBOR + 0.70%), due 03/15/38(c) 144A	370,366
331,261	Life Mortgage Trust, Series 2021-BMR, Class D, 1.80% (1 mo. USD LIBOR + 1.40%), due 03/15/38(c) 144A	320,738
600,000	Mello Warehouse Securitization Trust CMO, Series 2021-1, Class A, 1.16% (1 mo. USD LIBOR + 0.70%), due 02/25/55(c) 144A	595,871

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
446,150	MetLife Securitization Trust CMO, Series 2020-INV1, Class A2A, 2.50%, due 05/25/50(b) 144A	430,179
194,368	MFA Trust CMO, Series 2021-NQM1, Class A1, 1.15%, due 04/25/65(b) 144A	191,344
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	100,003
1,737,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.31%, due 04/15/48	1,726,221
800,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.73%, due 05/15/48	806,624
2,204,000	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A4, 3.81%, due 12/15/48	2,229,430
1,600,000	Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3, 2.53%, due 08/15/49	1,544,029
212,000	Morgan Stanley Capital I Trust, Series 2017-CLS, Class D, 1.80% (1 mo. USD LIBOR + 1.40%), due 11/15/34(c) 144A	210,364
2,600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A3, 3.16%, due 06/15/52	2,525,628
980,000	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.04%, due 07/15/53	886,729
1,725,000	Morgan Stanley Capital I Trust, Series 2021-L5, Class A4, 2.73%, due 05/15/54	1,645,225
95,000	Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class D, 3.79%, due 11/15/32(b) 144A	94,601
165,000	Natixis Commercial Mortgage Securities Trust, Series 2018-ALXA, Class C, 4.32%, due 01/15/43(b) 144A	161,166
92,239	New Residential Mortgage Loan Trust CMO, Series 2018-4A, Class A1S, 1.21% (1 mo. USD LIBOR + 0.75%), due 01/25/48(c) 144A	91,755
219,234	NYMT Loan Trust CMO, Series 2022-CP1, Class A1, 2.04%, due 07/25/61 144A	212,385
9,074	Oaktown Re III, Ltd. CMO, Series 2019-1A, Class M1A, 1.86% (1 mo. USD LIBOR + 1.40%), due 07/25/29(c) 144A	9,074
371,234	OBX Trust CMO, Series 2021-NQM2, Class A1, 1.10%, due 05/25/61(b) 144A	351,142
122,110	OBX Trust CMO, Series 2020-EXP2, Class A3, 2.50%, due 05/25/60(b) 144A	118,758
455,325	OBX Trust CMO, Series 2021-NQM3, Class A1, 1.05%, due 07/25/61(b) 144A	429,069
428,167	PMT Credit Risk Transfer Trust CMO, Series 2020-2R, Class A, 4.26% (1 mo. USD LIBOR + 3.82%), due 12/25/22(c) 144A	430,810
373,417	Provident Funding Mortgage Trust CMO, Series 2020-F1, Class A2, 2.00%, due 01/25/36(b) 144A	352,445
1,858,329	PSMC Trust CMO, Series 2021-2, Class A3, 2.50%, due 05/25/51(b) 144A	1,786,850
12,953	Radnor RE, Ltd. CMO, Series 2018-1, Class M1, 1.86% (1 mo. USD LIBOR + 1.40%), due 03/25/28(c) 144A	12,957
200,000	Radnor RE, Ltd. CMO, Series 2020-1, Class M1B, 1.91% (1 mo. USD LIBOR + 1.45%), due 01/25/30(c) 144A	195,268
421,130	Sequoia Mortgage Trust CMO, Series 2020-3, Class A4, 3.00%, due 04/25/50(b) 144A	420,712
1,803,080	Sequoia Mortgage Trust CMO, Series 2021-1, Class A1, 2.50%, due 03/25/51(b) 144A	1,678,473
380,000	SLG Office Trust, Series 2021-OVA, Class D, 2.85%, due 07/15/41 144A	331,648
953,000	SMRT, Series 2022-MINI, Class A, 1.30% (1 mo. TSFR + 1.00%), due 01/15/24(c) 144A	941,891
469,342	Starwood Mortgage Residential Trust CMO, Series 2022-1, Class A1, 2.45%, due 12/25/66(b) 144A	448,852
132,000	Towd Point Mortgage Trust CMO, Series 2015-1, Class A5, 3.16%, due 10/25/53(b) 144A	131,765
281,125	Towd Point Mortgage Trust CMO, Series 2018-1, Class A1, 3.00%, due 01/25/58(b) 144A	280,381
248,474	Towd Point Mortgage Trust CMO, Series 2018-4, Class A1, 3.00%, due 06/25/58(b) 144A	244,122

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
37,195	Towd Point Mortgage Trust CMO, Series 2018-5, Class A1A, 3.25%, due 07/25/58(b) 144A	37,388
125,931	Towd Point Mortgage Trust CMO, Series 2018-6, Class A1A, 3.75%, due 03/25/58(b) 144A	126,834
229,984	Towd Point Mortgage Trust CMO, Series 2019-1, Class A1, 3.66%, due 03/25/58(b) 144A	229,657
193,581	Towd Point Mortgage Trust CMO, Series 2019-4, Class A1, 2.90%, due 10/25/59(b) 144A	190,406
44,190	Towd Point Mortgage Trust CMO, Series 2019-HY3, Class A1A, 1.46% (1 mo. USD LIBOR + 1.00%), due 10/25/59(c) 144A	44,165
319,469	Towd Point Mortgage Trust CMO, Series 2020-4, Class A1, 1.75%, due 10/25/60 144A	303,039
675,000	UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB, 3.26%, due 08/15/50	676,016
1,642,980	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.53%, due 05/10/63	1,641,207
1,483,232	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, due 08/10/49	1,485,516
236,460	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3, 2.92%, due 03/10/46	236,049
91,632	Verus Securitization Trust CMO, Series 2020-5, Class A1, 1.22%, due 05/25/65(d) 144A	89,522
356,539	Verus Securitization Trust CMO, Series 2021-3, Class A1, 1.05%, due 06/25/66(b) 144A	339,832
196,216	Verus Securitization Trust CMO, Series 2021-4, Class A1, 0.94%, due 07/25/66(b) 144A	184,955
464,145	Verus Securitization Trust CMO, Series 2021-5, Class A1, 1.01%, due 09/25/66(b) 144A	429,273
213,418	Verus Securitization Trust CMO, Series 2021-R1, Class A1, 0.82%, due 10/25/63(b) 144A	208,745
9,059	WaMu Mortgage Pass Through Certificates CMO, Series 2003-AR9, Class 1A7, 2.52%, due 09/25/33(b)	8,964
1,490,923	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2, 2.40%, due 08/15/49	1,422,269
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3, 2.64%, due 11/15/49	2,935,082
950,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, 3.19%, due 07/15/50	946,640
1,179,124	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A4, 3.37%, due 03/15/50	1,185,389
1,605,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A3, 1.94%, due 06/15/53	1,495,232
1,900,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C59, Class A3, 1.96%, due 04/15/54	1,751,967
800,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C60, Class ASB, 2.13%, due 08/15/54	751,998
1,466,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.92%, due 10/15/57	1,486,229

		141,243,082

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — 17.8%
232,108	FHLMC Gold, Pool # A89870, 4.50%, due 11/01/39	247,368
152,710	FHLMC Gold, Pool # A96970, 4.00%, due 02/01/41	159,955
294,307	FHLMC Gold, Pool # C91908, 3.00%, due 01/01/37	293,968
229,014	FHLMC Gold, Pool # G06231, 4.00%, due 12/01/40	239,796
150,243	FHLMC Gold, Pool # G06409, 6.00%, due 11/01/39	167,965
76,803	FHLMC Gold, Pool # G06875, 5.50%, due 12/01/38	84,197
271,349	FHLMC Gold, Pool # G07021, 5.00%, due 09/01/39	293,912
535,852	FHLMC Gold, Pool # G07816, 4.50%, due 09/01/42	570,955
333,376	FHLMC Gold, Pool # G08537, 3.00%, due 07/01/43	333,087
213,238	FHLMC Gold, Pool # G08672, 4.00%, due 10/01/45	222,310
312,095	FHLMC Gold, Pool # G08726, 3.00%, due 10/01/46	311,026
63,209	FHLMC Gold, Pool # G08735, 4.50%, due 10/01/46	66,753
27,165	FHLMC Gold, Pool # G08748, 3.50%, due 02/01/47	27,615
406,071	FHLMC Gold, Pool # G08749, 4.00%, due 02/01/47	421,048
221,511	FHLMC Gold, Pool # G08771, 4.00%, due 07/01/47	228,960
207,873	FHLMC Gold, Pool # G08786, 4.50%, due 10/01/47	217,966
117,211	FHLMC Gold, Pool # G16177, 2.00%, due 01/01/32	114,414
821,416	FHLMC Gold, Pool # G16634, 3.00%, due 10/01/31	831,531
760,941	FHLMC Gold, Pool # G60722, 3.00%, due 10/01/46	756,923
343,942	FHLMC Gold, Pool # G60767, 3.50%, due 10/01/46	350,736
151,257	FHLMC Gold, Pool # G60788, 3.50%, due 12/01/46	154,211
758,366	FHLMC Gold, Pool # G60804, 4.50%, due 05/01/42	807,509
932,149	FHLMC Gold, Pool # G60934, 3.50%, due 06/01/45	951,661
1,130,930	FHLMC Gold, Pool # G60985, 3.00%, due 05/01/47	1,124,714
635,364	FHLMC Gold, Pool # G61748, 3.50%, due 11/01/48	644,670
326,640	FHLMC Gold, Pool # G61995, 4.00%, due 11/01/44	341,330
247,868	FHLMC Gold, Pool # J24414, 2.50%, due 06/01/28	245,831
295,502	FHLMC Gold, Pool # J34888, 2.50%, due 07/01/31	293,022
624,799	FHLMC Gold, Pool # Q09224, 4.00%, due 07/01/42	654,536
88,369	FHLMC Gold, Pool # Q11218, 3.50%, due 09/01/42	90,083
197,827	FHLMC Gold, Pool # Q12052, 3.50%, due 10/01/42	201,659
535,489	FHLMC Gold, Pool # Q12862, 3.50%, due 11/01/42	546,749
229,753	FHLMC Gold, Pool # Q17792, 3.50%, due 05/01/43	234,606
546,131	FHLMC Gold, Pool # Q36815, 4.00%, due 10/01/45	569,057
479,867	FHLMC Gold, Pool # Q41918, 3.50%, due 07/01/46	488,205
512,902	FHLMC Gold, Pool # Q42618, 3.00%, due 08/01/46	509,284
724,426	FHLMC Gold, Pool # Q44455, 3.50%, due 11/01/46	735,985
207,068	FHLMC Gold, Pool # Q44963, 3.50%, due 12/01/46	210,453
681,370	FHLMC Gold, Pool # Q45741, 3.50%, due 01/01/47	693,385
59,393	FHLMC Gold, Pool # Q49494, 4.50%, due 07/01/47	62,333
181,488	FHLMC Gold, Pool # Q52312, 4.00%, due 11/01/47	186,773
186,655	FHLMC Gold, Pool # Q54957, 4.00%, due 03/01/48	192,583
184,387	FHLMC Gold, Pool # V60565, 3.00%, due 06/01/29	186,496
460,906	FHLMC Gold, Pool # V60599, 3.00%, due 09/01/29	466,180
531,972	FHLMC Gold, Pool # V82292, 4.00%, due 04/01/46	554,659
209,448	FHLMC Gold, Pool # V82848, 3.00%, due 12/01/46	208,167
2,776,000	FHLMC Multifamily Structured Pass Through Certificates, Series K140, Class A2, 2.25%, due 01/25/32	2,632,354
900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K157, Class A2, 3.99%, due 05/25/33(b)	971,401

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
23,742,477	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K025, Class X1, 0.78%, due 10/25/22(b) 144A	70,418
11,964,434	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K106, Class X1, 1.35%, due 01/25/30(b) 144A	1,054,154
703,063	FHLMC Non Gold, Pool # 841085, 2.41% (12 mo. USD LIBOR + 1.63%), due 09/01/47(c)	724,040
47,821	FHLMC Reference REMIC CMO, Series R007, Class ZA, 6.00%, due 05/15/36	52,351
1,117,387	FHLMC REMIC CMO, Series 4710, Class KZ, 3.50%, due 08/15/47	1,118,580
1,300,810	FHLMC REMIC CMO, Series 4739, Class Z, 3.50%, due 11/15/47	1,299,629
723,281	FNMA, Pool # BM4377, 2.32% (12 mo. USD LIBOR + 1.89%), due 04/01/38(c)	755,905
902,217	FNMA, Pool # BM6482, 2.16% (12 mo. USD LIBOR + 1.58%), due 04/01/47(c)	932,448
1,329,408	FNMA REMIC CMO, Series 2012-134, Class ZC, 2.50%, due 12/25/42	1,267,836
590,254	FNMA REMIC CMO, Series 2011-59, Class NZ, 5.50%, due 07/25/41	638,807
6,791	FNMA REMIC CMO, Series 2012-28, Class B, 6.50%, due 06/25/39	7,185
117,762	FNMA-ACES, Series 2018-M10, Class A1, 3.36%, due 07/25/28(b)	119,844
324,517	GNMA I, Pool # 734152, 4.00%, due 01/15/41	339,055
1,976,931	GNMA I, Pool # 784369, 4.00%, due 08/15/45	2,112,750
225,367	GNMA I, Pool # 784605, 4.50%, due 01/15/42	242,972
132,779	GNMA I, Pool # AL8626, 3.00%, due 08/15/45	131,633
149,568	GNMA II, Pool # 004636, 4.50%, due 02/20/40	159,337
26,754	GNMA II, Pool # 004678, 4.50%, due 04/20/40	28,505
168,372	GNMA II, Pool # 004833, 4.00%, due 10/20/40	177,008
155,580	GNMA II, Pool # 004977, 4.00%, due 03/20/41	163,560
392,547	GNMA II, Pool # 004978, 4.50%, due 03/20/41	418,193
611,769	GNMA II, Pool # 005055, 4.50%, due 05/20/41	651,739
22,751	GNMA II, Pool # 783637, 3.00%, due 06/20/42	22,697
3,663,938	GNMA II, Pool # 785283, 2.50%, due 01/20/51	3,580,436
524,945	GNMA II, Pool # 796468, 4.00%, due 09/20/42	546,283
827,787	GNMA II, Pool # AV9421, 3.50%, due 11/20/46	839,084
511,037	GNMA II, Pool # AY7555, 3.50%, due 04/20/47	520,847
227,710	GNMA II, Pool # MA0462, 3.50%, due 10/20/42	232,756
33,702	GNMA II, Pool # MA0624, 3.00%, due 12/20/42	33,623
154,160	GNMA II, Pool # MA0625, 3.50%, due 12/20/42	158,329
85,867	GNMA II, Pool # MA0698, 3.00%, due 01/20/43	85,664
290,965	GNMA II, Pool # MA0851, 3.00%, due 03/20/43	290,280
235,577	GNMA II, Pool # MA0852, 3.50%, due 03/20/43	241,943
49,156	GNMA II, Pool # MA1156, 3.00%, due 07/20/43	49,040
164,569	GNMA II, Pool # MA1376, 4.00%, due 10/20/43	173,015
71,473	GNMA II, Pool # MA1599, 3.00%, due 01/20/44	71,305
152,364	GNMA II, Pool # MA2371, 3.50%, due 11/20/44	156,042
123,512	GNMA II, Pool # MA2372, 4.00%, due 11/20/44	130,069
110,942	GNMA II, Pool # MA2825, 3.00%, due 05/20/45	110,670
257,247	GNMA II, Pool # MA3310, 3.50%, due 12/20/45	262,930
104,956	GNMA II, Pool # MA3377, 4.00%, due 01/20/46	109,898
155,164	GNMA II, Pool # MA3455, 4.00%, due 02/20/46	162,406
297,485	GNMA II, Pool # MA3456, 4.50%, due 02/20/46	317,597
253,597	GNMA II, Pool # MA3596, 3.00%, due 04/20/46	252,707
489,567	GNMA II, Pool # MA3803, 3.50%, due 07/20/46	498,387
356,548	GNMA II, Pool # MA3873, 3.00%, due 08/20/46	355,276

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
583,773	GNMA II, Pool # MA3936, 3.00%, due 09/20/46	583,118
167,784	GNMA II, Pool # MA4004, 3.50%, due 10/20/46	170,922
101,221	GNMA II, Pool # MA4071, 4.50%, due 11/20/46	108,630
86,336	GNMA II, Pool # MA4125, 2.50%, due 12/20/46	83,877
141,456	GNMA II, Pool # MA4263, 4.00%, due 02/20/47	146,498
182,122	GNMA II, Pool # MA4510, 3.50%, due 06/20/47	184,804
216,339	GNMA II, Pool # MA4585, 3.00%, due 07/20/47	215,538
208,003	GNMA II, Pool # MA4586, 3.50%, due 07/20/47	211,058
544,980	GNMA II, Pool # MA4720, 4.00%, due 09/20/47	563,249
155,415	GNMA II, Pool # MA4838, 4.00%, due 11/20/47	161,036
612,171	GNMA II, Pool # MA5019, 3.50%, due 02/20/48	621,182
79,805	GNMA II, Pool # MA5021, 4.50%, due 02/20/48	83,757
26,571	GNMA II, Pool # MA5079, 4.50%, due 03/20/48	27,938
306,795	GNMA II, Pool # MA5264, 4.00%, due 06/20/48	315,887
173,546	GNMA II, Pool # MA5397, 3.50%, due 08/20/48	175,998
175,933	GNMA II, Pool # MA5466, 4.00%, due 09/20/48	180,835
148,752	GNMA II, Pool # MA5467, 4.50%, due 09/20/48	155,345
66,894	GNMA II, Pool # MA5530, 5.00%, due 10/20/48	70,304
102,384	GNMA II, Pool # MA5762, 3.50%, due 02/20/49	103,904
100,655	GNMA II, Pool # MA5817, 4.00%, due 03/20/49	103,520
341,693	GNMA II, Pool # MA5874, 3.00%, due 04/20/49	340,324
676,034	GNMA II, Pool # MA6038, 3.00%, due 07/20/49	672,276
627,904	GNMA II, Pool # MA6090, 3.50%, due 08/20/49	633,121
236,172	GNMA II, Pool # MA6338, 3.00%, due 12/20/49	234,472
434,539	GNMA II, Pool # MA7254, 2.00%, due 03/20/51	415,157
444,102	GNMA II, Pool # MA7367, 2.50%, due 05/20/51	431,453
525,455	GNMA II, Pool # MA7471, 2.00%, due 07/20/51	502,006
383,991	GNMA II, Pool # MA7534, 2.50%, due 08/20/51	373,054
691,772	GNMA II, Pool # MA7588, 2.00%, due 09/20/51	660,848
231,899	UMBS, Pool # 745148, 5.00%, due 01/01/36	251,056
215,723	UMBS, Pool # 932807, 4.00%, due 09/01/40	225,753
170,883	UMBS, Pool # 983471, 5.50%, due 05/01/38	185,299
290,385	UMBS, Pool # 985184, 5.50%, due 08/01/38	320,315
188,758	UMBS, Pool # 995245, 5.00%, due 01/01/39	201,448
344,523	UMBS, Pool # AB6212, 3.00%, due 09/01/42	344,309
558,777	UMBS, Pool # AB6802, 3.50%, due 11/01/42	570,116
158,209	UMBS, Pool # AB7059, 2.50%, due 11/01/42	152,764
314,936	UMBS, Pool # AB8703, 3.00%, due 03/01/38	311,635
130,729	UMBS, Pool # AB9383, 4.00%, due 05/01/43	136,705
967,288	UMBS, Pool # AB9659, 3.00%, due 06/01/43	965,883
2,177,328	UMBS, Pool # AC3668, 4.50%, due 10/01/39	2,317,842
205,247	UMBS, Pool # AD9153, 4.50%, due 08/01/40	218,461
161,041	UMBS, Pool # AE0469, 6.00%, due 12/01/39	180,043
430,952	UMBS, Pool # AH4404, 4.00%, due 01/01/41	451,071
93,291	UMBS, Pool # AI1892, 5.00%, due 05/01/41	100,752
435,754	UMBS, Pool # AI4815, 4.50%, due 06/01/41	462,751
351,150	UMBS, Pool # AJ9278, 3.50%, due 12/01/41	357,705
171,506	UMBS, Pool # AJ9317, 4.00%, due 01/01/42	179,082
389,804	UMBS, Pool # AL0215, 4.50%, due 04/01/41(o)	415,092

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
722,593	UMBS, Pool # AL1895, 3.50%, due 06/01/42	739,120
455,071	UMBS, Pool # AL2466, 4.00%, due 09/01/42	476,433
443,484	UMBS, Pool # AL3000, 3.50%, due 12/01/42	452,507
543,321	UMBS, Pool # AL3316, 3.50%, due 03/01/43	554,389
740,301	UMBS, Pool # AL6663, 4.00%, due 03/01/39	774,619
639,670	UMBS, Pool # AL7594, 3.50%, due 08/01/45	651,884
635,116	UMBS, Pool # AL8191, 4.00%, due 12/01/45	658,723
86,850	UMBS, Pool # AO4109, 4.00%, due 06/01/42	90,713
219,092	UMBS, Pool # AQ7923, 3.00%, due 12/01/42	218,932
366,176	UMBS, Pool # AS5133, 3.50%, due 06/01/45	373,151
90,463	UMBS, Pool # AS6286, 4.00%, due 12/01/45	94,135
128,639	UMBS, Pool # AS6304, 4.00%, due 12/01/45	134,005
191,127	UMBS, Pool # AS6452, 3.50%, due 01/01/46	194,286
144,406	UMBS, Pool # AS7693, 2.00%, due 08/01/31	140,859
206,896	UMBS, Pool # AS8073, 2.50%, due 10/01/46	198,322
145,034	UMBS, Pool # AZ3743, 3.50%, due 11/01/45	147,777
237,899	UMBS, Pool # BC9468, 3.00%, due 06/01/46	236,589
491,751	UMBS, Pool # BD7043, 4.00%, due 03/01/47	509,298
327,771	UMBS, Pool # BE7192, 4.00%, due 03/01/47	340,191
458,286	UMBS, Pool # BK1023, 4.50%, due 02/01/48	478,725
303,259	UMBS, Pool # BK7611, 4.50%, due 09/01/48	315,992
709,416	UMBS, Pool # BM1573, 3.50%, due 07/01/47	721,736
946,767	UMBS, Pool # BM1972, 3.50%, due 10/01/37	981,079
518,365	UMBS, Pool # BM3033, 3.00%, due 10/01/47	515,091
173,355	UMBS, Pool # BM3258, 3.00%, due 02/01/47	172,291
210,658	UMBS, Pool # BM3286, 4.50%, due 11/01/47	223,719
2,860,965	UMBS, Pool # BM3325, 3.00%, due 10/01/46	2,848,177
416,547	UMBS, Pool # BM3332, 3.50%, due 01/01/48	422,393
394,893	UMBS, Pool # BM3491, 4.50%, due 01/01/38	418,466
627,303	UMBS, Pool # BM3641, 4.00%, due 04/01/48	647,190
574,256	UMBS, Pool # BM4896, 3.00%, due 02/01/47	573,432
747,553	UMBS, Pool # BM5213, 3.00%, due 07/01/45	743,036
175,439	UMBS, Pool # BM5293, 3.50%, due 02/01/49	177,070
348,324	UMBS, Pool # BM5694, 4.00%, due 06/01/48	357,846
126,110	UMBS, Pool # BM5874, 4.00%, due 01/01/48	131,226
185,725	UMBS, Pool # BM5950, 3.00%, due 11/01/48	184,754
1,204,709	UMBS, Pool # BN6216, 4.50%, due 03/01/49	1,263,264
201,344	UMBS, Pool # BO1420, 3.50%, due 09/01/49	202,243
479,375	UMBS, Pool # BO5387, 3.50%, due 12/01/49	485,412
392,580	UMBS, Pool # BP2898, 4.00%, due 03/01/50	404,637
598,745	UMBS, Pool # BP3048, 3.00%, due 03/01/50	587,651
441,238	UMBS, Pool # BP5462, 2.50%, due 06/01/50	422,409
341,106	UMBS, Pool # BP5568, 3.00%, due 06/01/50	334,670
1,559,076	UMBS, Pool # BP6618, 2.50%, due 08/01/50	1,491,532
814,228	UMBS, Pool # BQ3132, 2.00%, due 10/01/50	759,348
625,441	UMBS, Pool # BQ3138, 2.50%, due 10/01/50	597,887
1,117,360	UMBS, Pool # CA0623, 4.50%, due 10/01/47	1,171,285
576,987	UMBS, Pool # CA0655, 3.50%, due 11/01/47	584,257
57,919	UMBS, Pool # CA3828, 4.00%, due 07/01/49	59,643

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
869,969	UMBS, Pool # CA3986, 5.00%, due 08/01/49	926,159
314,163	UMBS, Pool # CA4149, 3.00%, due 09/01/49	308,942
726,398	UMBS, Pool # CA4831, 4.50%, due 12/01/49	759,004
3,287,840	UMBS, Pool # CA5354, 3.50%, due 03/01/50	3,319,652
495,440	UMBS, Pool # CA5571, 4.00%, due 04/01/50	510,726
6,087,446	UMBS, Pool # CA6097, 3.50%, due 06/01/50	6,106,319
2,969,232	UMBS, Pool # CA6738, 3.00%, due 08/01/50	2,917,804
1,884,690	UMBS, Pool # CA6777, 4.50%, due 08/01/50	1,961,767
417,077	UMBS, Pool # CA6799, 2.00%, due 08/01/50	389,933
717,500	UMBS, Pool # CA6871, 2.50%, due 08/01/35	710,414
1,610,766	UMBS, Pool # CA6872, 2.50%, due 08/01/35	1,602,251
1,466,358	UMBS, Pool # CA7030, 2.50%, due 09/01/50	1,405,864
4,095,612	UMBS, Pool # CA8062, 2.50%, due 12/01/50	3,916,977
840,528	UMBS, Pool # FM0030, 3.00%, due 02/01/49	834,950
236,639	UMBS, Pool # FM1001, 3.50%, due 11/01/48	239,530
257,057	UMBS, Pool # FM1266, 5.00%, due 07/01/49	272,688
117,630	UMBS, Pool # FM1347, 3.00%, due 12/01/48	117,510
658,021	UMBS, Pool # FM1467, 3.00%, due 12/01/47	658,013
470,643	UMBS, Pool # FM1588, 3.00%, due 10/01/49	463,437
233,555	UMBS, Pool # FM1715, 3.00%, due 12/01/45	232,284
301,159	UMBS, Pool # FM1790, 3.00%, due 11/01/49	296,152
234,862	UMBS, Pool # FM1864, 3.00%, due 11/01/49	230,972
3,534,055	UMBS, Pool # FM2217, 3.00%, due 03/01/47	3,530,754
2,292,449	UMBS, Pool # FM2226, 3.00%, due 09/01/46	2,288,895
500,034	UMBS, Pool # FM2336, 4.00%, due 01/01/50	514,834
1,978,165	UMBS, Pool # FM2385, 3.00%, due 09/01/48	1,958,328
541,343	UMBS, Pool # FM2461, 3.50%, due 03/01/50	544,367
703,054	UMBS, Pool # FM2570, 4.50%, due 04/01/48	747,561
473,132	UMBS, Pool # FM2674, 4.00%, due 03/01/50	486,549
1,122,633	UMBS, Pool # FM3889, 3.00%, due 07/01/50	1,101,781
868,721	UMBS, Pool # FM4330, 2.50%, due 10/01/50	833,923
873,737	UMBS, Pool # FM4350, 2.00%, due 09/01/50	814,190
1,776,922	UMBS, Pool # FM4532, 3.00%, due 09/01/50	1,746,655
37,861	UMBS, Pool # FM5035, 4.00%, due 07/01/50	38,694
2,830,733	UMBS, Pool # FM5721, 3.00%, due 12/01/40	2,810,642
779,039	UMBS, Pool # FM5875, 4.50%, due 04/01/50	819,431
1,472,602	UMBS, Pool # FM5996, 4.50%, due 03/01/49	1,537,356
1,494,285	UMBS, Pool # FM6133, 3.50%, due 08/01/50	1,506,322
977,700	UMBS, Pool # FM6273, 3.00%, due 12/01/34	990,407
2,255,727	UMBS, Pool # FM6497, 2.00%, due 03/01/51	2,102,267
1,052,873	UMBS, Pool # FM6585, 3.50%, due 11/01/40	1,064,209
961,601	UMBS, Pool # FM7341, 4.00%, due 03/01/48	996,733
1,444,433	UMBS, Pool # FM7785, 4.00%, due 05/01/49	1,480,448
2,384,065	UMBS, Pool # FM7794, 4.00%, due 01/01/50	2,441,952
793,318	UMBS, Pool # FM8451, 2.50%, due 08/01/51	759,775
1,931,540	UMBS, Pool # FM8603, 4.00%, due 09/01/49	1,984,128
3,127,616	UMBS, Pool # FM8968, 3.00%, due 04/01/48	3,111,270
4,568,392	UMBS, Pool # FM9461, 3.50%, due 11/01/51	4,599,466
1,183,088	UMBS, Pool # FM9674, 3.50%, due 06/01/49	1,196,679

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
885,059	UMBS, Pool # FM9726, 2.50%, due 11/01/51	849,793
4,478,661	UMBS, Pool # FM9728, 2.50%, due 11/01/51	4,289,104
1,218,360	UMBS, Pool # FS0027, 2.50%, due 11/01/51	1,170,387
1,528,918	UMBS, Pool # FS0065, 4.50%, due 12/01/50	1,603,446
993,058	UMBS, Pool # FS0194, 2.50%, due 01/01/52	949,256
2,583,262	UMBS, Pool # FS0644, 3.00%, due 02/01/52	2,535,552
2,107,857	UMBS, Pool # FS0715, 3.00%, due 01/01/52	2,068,925
8,723,507	UMBS, Pool # FS0731, 2.00%, due 02/01/52	8,127,287
695,000	UMBS, Pool # FS1205, 3.50%, due 04/01/52	699,728
542,000	UMBS, Pool # FS1285, 3.50%, due 02/01/52	547,293
125,058	UMBS, Pool # MA2781, 2.50%, due 10/01/46	120,330
399,360	UMBS, Pool # MA3058, 4.00%, due 07/01/47	412,267
107,967	UMBS, Pool # MA3087, 3.50%, due 08/01/47	108,753
114,025	UMBS, Pool # MA3155, 3.00%, due 10/01/32	115,248
371,718	UMBS, Pool # MA3182, 3.50%, due 11/01/47	375,959
183,442	UMBS, Pool # MA3211, 4.00%, due 12/01/47	189,200
122,724	UMBS, Pool # MA3238, 3.50%, due 01/01/48	123,928
310,594	UMBS, Pool # MA3332, 3.50%, due 04/01/48	313,051
118,194	UMBS, Pool # MA3364, 3.50%, due 05/01/33	121,342
76,118	UMBS, Pool # MA3385, 4.50%, due 06/01/48	79,129
301,312	UMBS, Pool # MA3414, 3.50%, due 07/01/48	304,081
93,767	UMBS, Pool # MA3442, 3.50%, due 08/01/48	94,483
79,784	UMBS, Pool # MA3521, 4.00%, due 11/01/48	81,617
747,698	UMBS, Pool # MA3871, 3.00%, due 12/01/49	733,387
634,675	UMBS, Pool # MA3937, 3.00%, due 02/01/50	623,456
153,282	UMBS, Pool # MA3960, 3.00%, due 03/01/50	150,358
817,769	UMBS, Pool # MA4018, 2.00%, due 05/01/50	763,375
560,819	UMBS, Pool # MA4048, 3.00%, due 06/01/50	550,437
144,400	UMBS, Pool # MA4120, 2.50%, due 09/01/50	138,198
1,661,820	UMBS, Pool # MA4158, 2.00%, due 10/01/50	1,548,917
456,029	UMBS, Pool # MA4181, 1.50%, due 11/01/50	408,169
380,680	UMBS, Pool # MA4204, 2.00%, due 12/01/40	357,468
844,312	UMBS, Pool # MA4208, 2.00%, due 12/01/50	786,820
3,871,625	UMBS, Pool # MA4209, 1.50%, due 12/01/50	3,464,764
577,874	UMBS, Pool # MA4232, 2.00%, due 01/01/41	542,621
1,298,974	UMBS, Pool # MA4237, 2.00%, due 01/01/51	1,210,464
593,711	UMBS, Pool # MA4268, 2.00%, due 02/01/41	557,463
114,053	UMBS, Pool # MA4281, 2.00%, due 03/01/51	106,227
325,471	UMBS, Pool # MA4333, 2.00%, due 05/01/41	305,595
365,424	UMBS, Pool # MA4356, 2.50%, due 06/01/51	349,275
1,679,025	UMBS, Pool # QA6328, 3.00%, due 01/01/50	1,654,274
1,308,146	UMBS, Pool # QA6367, 3.00%, due 01/01/50	1,285,828
933,230	UMBS, Pool # QA7234, 3.00%, due 02/01/50	916,788
663,944	UMBS, Pool # QA8518, 3.00%, due 04/01/50	652,451
224,051	UMBS, Pool # QB0220, 3.00%, due 06/01/50	219,866
902,061	UMBS, Pool # QB4847, 2.50%, due 10/01/50	863,835
851,284	UMBS, Pool # QB6476, 2.50%, due 12/01/50	817,717
333,847	UMBS, Pool # QC0039, 2.50%, due 03/01/51	320,546
1,640,191	UMBS, Pool # QC4339, 2.00%, due 07/01/51	1,528,496

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
927,899	UMBS, Pool # QC5189, 2.50%, due 08/01/51	886,799
493,414	UMBS, Pool # QC6357, 2.50%, due 09/01/51	471,593
325,693	UMBS, Pool # QD5507, 2.00%, due 01/01/52	303,070
1,000,000	UMBS, Pool # QE0375, 4.00%, due 04/01/52(g)	1,025,254
970,500	UMBS, Pool # RA1741, 3.50%, due 11/01/49	977,664
1,736,922	UMBS, Pool # RA1776, 3.00%, due 12/01/49	1,707,898
1,118,813	UMBS, Pool # RA1860, 3.00%, due 12/01/49	1,099,111
626,736	UMBS, Pool # RA2572, 3.50%, due 05/01/50	631,816
2,016,295	UMBS, Pool # RA2790, 2.50%, due 06/01/50	1,928,968
2,081,235	UMBS, Pool # RA2853, 2.50%, due 06/01/50	1,991,094
765,324	UMBS, Pool # RA3206, 2.00%, due 08/01/50	713,016
966,922	UMBS, Pool # RA3607, 3.00%, due 09/01/50	949,812
281,321	UMBS, Pool # RA6432, 2.50%, due 12/01/51	268,860
938,254	UMBS, Pool # RA6509, 2.00%, due 12/01/51	872,612
549,155	UMBS, Pool # RA6951, 3.50%, due 03/01/52	554,852
2,080,123	UMBS, Pool # RB5111, 2.00%, due 05/01/41	1,952,863
817,487	UMBS, Pool # SD0100, 3.00%, due 10/01/49	803,901
2,065,100	UMBS, Pool # SD0499, 3.00%, due 08/01/50	2,034,002
1,376,888	UMBS, Pool # SD0558, 2.50%, due 03/01/51	1,322,028
1,564,398	UMBS, Pool # SD0619, 4.00%, due 07/01/50	1,610,472
893,796	UMBS, Pool # SD0742, 2.50%, due 11/01/51	857,074
280,029	UMBS, Pool # SD0746, 2.00%, due 11/01/51	260,611
5,896,613	UMBS, Pool # SD7526, 2.50%, due 10/01/50	5,652,829
3,427	UMBS, Pool # SD8025, 3.50%, due 11/01/49	3,447
1,292,514	UMBS, Pool # SD8075, 3.50%, due 07/01/50	1,299,228
4,792,384	UMBS, Pool # SD8090, 2.00%, due 09/01/50	4,465,543
869,915	UMBS, Pool # SD8104, 1.50%, due 11/01/50	778,058
430,080	UMBS, Pool # SD8113, 2.00%, due 12/01/50	400,728
432,270	UMBS, Pool # SD8121, 2.00%, due 01/01/51	402,758
200,367	UMBS, Pool # SD8134, 2.00%, due 03/01/51	186,588
3,916,797	UMBS, Pool # SD8141, 2.50%, due 04/01/51	3,744,940
948,505	UMBS, Pool # ZM1609, 3.50%, due 09/01/46	961,256
302,519	UMBS, Pool # ZS4727, 4.00%, due 07/01/47	312,466
188,835	UMBS, Pool # ZS4760, 4.00%, due 03/01/48	193,491
1,580,981	UMBS, Pool # ZS4763, 3.50%, due 04/01/48	1,598,946
511,976	UMBS, Pool # ZT0657, 6.00%, due 07/01/40	571,999
247,848	UMBS, Pool # ZT1748, 5.00%, due 01/01/49	263,471
1,770,000	UMBS TBA, 2.50%, due 04/13/52	1,688,829
8,000,000	UMBS TBA, 3.00%, due 04/13/52	7,826,250
5,000,000	UMBS TBA, 3.00%, due 05/12/52	4,880,749
2,000,000	UMBS TBA, 4.00%, due 05/12/52	2,034,595

		261,521,660

	Municipal Obligations — 1.0%
60,000	Alabama Economic Settlement Authority, 4.26%, due 09/15/32	64,541
165,000	Bay Area Toll Authority, 2.57%, due 04/01/31	156,353
300,000	Bay Area Toll Authority, 6.26%, due 04/01/49	426,883
1,525,000	California Health Facilities Financing Authority, 4.19%, due 06/01/37	1,557,567
1,300,000	Dallas Fort Worth International Airport, 1.93%, due 11/01/28	1,207,412

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Municipal Obligations — continued
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14(h)	101,350
601,000	Florida State Board of Administration Finance Corp., 1.71%, due 07/01/27	560,472
257,000	Golden State Tobacco Securitization Corp., 4.21%, due 06/01/50	229,351
715,000	Michigan Finance Authority, 2.37%, due 09/01/49(b)	719,653
550,000	Michigan State University, 4.17%, due 08/15/22(h)	537,521
355,000	Municipal Electric Authority of Georgia, 6.64%, due 04/01/57	474,404
327,000	New Jersey Transportation Trust Fund Authority, 4.08%, due 06/15/39	328,653
25,000	New Jersey Transportation Trust Fund Authority, 4.13%, due 06/15/42	24,826
1,350,000	New York State Urban Development Corp., 5.77%, due 03/15/39	1,541,407
2,195,000	Port Authority of New York & New Jersey, 1.09%, due 07/01/23	2,169,147
885,000	State of California, 7.50%, due 04/01/34	1,220,754
555,000	State of California, General Obligation, 7.55%, due 04/01/39	823,884
695,000	State of Illinois, General Obligation, 5.00%, due 11/01/22	707,938
750,000	University of Michigan, 4.45%, due 04/01/22(h)	801,562
595,000	University of Virginia, 2.58%, due 11/01/51	506,435
105,000	University of Virginia, 4.18%, due 09/01/17(h)	105,393

		14,265,506

	Sovereign Debt Obligations — 0.3%
1,407,000	Argentine Republic Government International Bond, 2.50%, due 07/09/41(d)	498,655
200,000	Bermuda Government International Bond, 2.38%, due 08/20/30 144A	184,000
55,000	Corp. Andina de Fomento, 2.75%, due 01/06/23(e)	55,083
215,000	Export-Import Bank of India, 3.88%, due 02/01/28 144A	213,205
450,000	Indonesia Government International Bond, 3.50%, due 01/11/28	462,256
200,000	Japan Bank for International Cooperation, 3.38%, due 10/31/23	203,218
200,000	Japan Finance Organization for Municipalities, 1.75%, due 09/05/24 144A	196,283
290,000	Mexico Government International Bond, 3.50%, due 02/12/34	270,277
45,000	Peruvian Government International Bond, 2.78%, due 01/23/31	42,480
135,000	Province of Alberta Canada, 1.30%, due 07/22/30(e)	121,108
85,000	Province of Alberta Canada, 3.30%, due 03/15/28	87,575
100,000	Province of Manitoba Canada, 2.13%, due 06/22/26	97,834
220,000	Province of Quebec Canada, 2.75%, due 04/12/27(e)	220,922
568,000	Qatar Government International Bond, 5.10%, due 04/23/48 144A	696,129
789,000	Saudi Government International Bond, 4.38%, due 04/16/29 144A	855,053
400,000	Tokyo Metropolitan Government, 2.50%, due 06/08/22 144A	401,138
185,000	Uruguay Government International Bond, 4.98%, due 04/20/55	216,361
65,000	Uruguay Government International Bond, 5.10%, due 06/18/50	76,820

		4,898,397

	U.S. Government and Agency Obligations — 24.1%
495,000	FNMA, 0.88%, due 08/05/30	432,569
170,000	FNMA, 2.38%, due 01/19/23	171,122
315,000	FNMA, 2.50%, due 02/05/24	316,433
310,000	FNMA, 6.63%, due 11/15/30	406,565
210,000	Tennessee Valley Authority, 1.50%, due 09/15/31	188,853
25,000	Tennessee Valley Authority, 7.13%, due 05/01/30	33,016
1,094,000	U.S. Treasury Bond, 1.13%, due 05/15/40	862,957
14,962,000	U.S. Treasury Bond, 1.13%, due 08/15/40	11,741,079
525,000	U.S. Treasury Bond, 1.38%, due 11/15/40	429,598

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	U.S. Government and Agency Obligations — continued
4,066,000	U.S. Treasury Bond, 1.38%, due 08/15/50	3,133,997
15,401,000	U.S. Treasury Bond, 1.75%, due 08/15/41	13,357,961
8,105,000	U.S. Treasury Bond, 1.88%, due 02/15/41	7,223,106
6,057,000	U.S. Treasury Bond, 1.88%, due 02/15/51	5,300,112
23,922,600	U.S. Treasury Bond, 1.88%, due 11/15/51	20,992,081
13,330,000	U.S. Treasury Bond, 2.00%, due 11/15/41	12,065,733
9,338,000	U.S. Treasury Bond, 2.00%, due 08/15/51	8,427,545
10,720,000	U.S. Treasury Bond, 2.25%, due 05/15/41	10,128,725
12,164,000	U.S. Treasury Bond, 2.25%, due 02/15/52	11,669,837
11,982,000	U.S. Treasury Bond, 2.38%, due 02/15/42	11,560,758
5,140,000	U.S. Treasury Bond, 2.38%, due 05/15/51	5,042,922
13,120,000	U.S. Treasury Bond, 2.50%, due 02/15/46	12,858,369
3,650,000	U.S. Treasury Bond, 2.50%, due 05/15/46	3,579,923
1,441,000	U.S. Treasury Bond, 3.00%, due 02/15/47	1,551,833
170,000	U.S. Treasury Bond, 3.00%, due 05/15/47	183,729
2,835,900	U.S. Treasury Bond, 3.63%, due 08/15/43	3,293,189
2,250,468	U.S. Treasury Inflation Indexed Bonds, 0.13%, due 01/15/30	2,377,235
501,524	U.S. Treasury Inflation Indexed Bonds, 1.00%, due 02/15/49	627,994
3,802,000	U.S. Treasury Note, 0.38%, due 01/31/26	3,503,706
9,644,000	U.S. Treasury Note, 0.50%, due 03/31/25	9,087,210
33,626,000	U.S. Treasury Note, 0.63%, due 07/31/26	31,033,777
4,355,000	U.S. Treasury Note, 0.75%, due 05/31/26	4,051,256
19,300,000	U.S. Treasury Note, 1.25%, due 11/30/26	18,263,002
10,214,000	U.S. Treasury Note, 1.25%, due 08/15/31	9,287,558
7,144,000	U.S. Treasury Note, 1.50%, due 02/29/24	7,040,468
24,055,000	U.S. Treasury Note, 1.50%, due 02/15/25	23,384,091
13,881,000	U.S. Treasury Note, 1.50%, due 01/31/27	13,267,200
11,506,000	U.S. Treasury Note, 1.88%, due 02/28/27	11,199,473
14,701,000	U.S. Treasury Note, 1.88%, due 02/15/32	14,119,851
22,390,000	U.S. Treasury Note, 2.25%, due 03/31/24	22,360,701
978,000	U.S. Treasury Note, 2.50%, due 03/31/27	980,216
18,610,000	U.S. Treasury Note, 2.88%, due 05/15/28(o)	19,047,626
5,955,000	U.S. Treasury STRIPS, 2.66%, due 08/15/30(n)	4,857,073
955,000	U.S. Treasury STRIPS, 3.06%, due 05/15/37(n)	649,815
90,000	U.S. Treasury STRIPS, 3.16%, due 11/15/38(n)	58,662
370,000	U.S. Treasury STRIPS, 3.17%, due 02/15/39(n)	239,679
155,000	U.S. Treasury STRIPS, 3.19%, due 05/15/39(n)	99,716
255,000	U.S. Treasury STRIPS, 3.21%, due 08/15/39(n)	162,804
2,310,000	U.S. Treasury STRIPS, 3.26%, due 02/15/40(n)	1,449,873
3,325,000	U.S. Treasury STRIPS, 3.45%, due 11/15/40(n)	2,009,759
195,000	U.S. Treasury STRIPS, 3.52%, due 05/15/41(n)	115,712
55,000	U.S. Treasury STRIPS, 3.55%, due 08/15/41(n)	32,340
5,195,000	U.S. Treasury STRIPS, 3.58%, due 11/15/41(n)	3,029,406
1,105,000	U.S. Treasury STRIPS, 3.62%, due 05/15/42(n)	634,418
85,000	U.S. Treasury STRIPS, 3.64%, due 08/15/42(n)	48,402
1,750,000	U.S. Treasury STRIPS, 3.67%, due 11/15/42(n)	987,708
4,620,000	U.S. Treasury STRIPS, 3.67%, due 02/15/43(n)	2,593,499
646,000	U.S. Treasury STRIPS, 3.70%, due 11/15/43(n)	355,786
2,095,000	U.S. Treasury STRIPS, 3.72%, due 08/15/44(n)	1,133,925

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		U.S. Government and Agency Obligations — continued
310,000		U.S. Treasury STRIPS, 3.72%, due 02/15/46(n)	162,671
280,000		U.S. Treasury STRIPS, 3.72%, due 05/15/44(n)	152,242
430,000		U.S. Treasury STRIPS, 3.73%, due 11/15/45(n)	226,609
670,000		U.S. Treasury STRIPS, 3.76%, due 02/15/45(n)	356,818

			353,940,293

		TOTAL DEBT OBLIGATIONS (COST $1,527,689,874)	1,453,122,897

		SHORT-TERM INVESTMENT — 2.7%

		Mutual Fund - Securities Lending Collateral — 2.7%
39,160,195		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(p) (q)	39,160,195

		TOTAL SHORT-TERM INVESTMENT (COST $39,160,195)	39,160,195

		TOTAL INVESTMENTS — 101.7% (Cost $1,566,850,069)	1,492,283,092

		Other Assets and Liabilities (net) — (1.7)%	(25,625,647)

		NET ASSETS — 100.0%	$1,466,657,445

		Notes to Schedule of Investments:

	(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).

	(b)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

	(c)	Variable or floating rate note. Rate shown is as of March 31, 2022.

	(d)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. Rate shown is current coupon rate.

	(e)	All or a portion of this security is out on loan.

	(f)	Security is perpetual and has no stated maturity date.

	(g)	When-issued security.

	(h)	Year of maturity is greater than 2100.

	(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $265,990, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

(j)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(k)	Security is currently in default.

(l)	Level 3 - significant unobservable inputs were used in determining the value of this security in the fund.

(m)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2022 was $1,565,555.

(n)	Interest rate presented is yield to maturity.

(o)	All or a portion of this security is pledged for open futures collateral.

(p)	The rate disclosed is the 7-day net yield as of March 31, 2022.

(q)	Represents an investment of securities lending cash collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $314,855,591 which represents 21.5% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

At March 31, 2022, the Fund held the following restricted securities:

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
Credit Agricole SA, 2.81%, due 01/11/41	01/28/21	USD	320,000	$308,104	$265,101
LSC Communication, Inc., 8.75%, due 10/15/23	08/27/21	USD	284,000	—	889

					$265,990

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
EUR	8,768,748	USD	9,651,103	04/04/22	JPMorgan Chase Bank N.A.	$105,447
USD	9,954,796	EUR	8,768,748	04/04/22	JPMorgan Chase Bank N.A.	198,246
USD	9,660,968	EUR	8,768,748	05/06/22	JPMorgan Chase Bank N.A.	(105,047)

						$198,646

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
251	U.S. Treasury Note 10-Year	Jun 2022	$30,841,625	$(909,694)
142	U.S. Treasury Note 2-Year	Jun 2022	30,092,906	(385,773)
215	U.S. Treasury Note 5-Year	Jun 2022	24,657,813	(634,654)
48	U.S. Ultra Bond	Jun 2022	8,502,000	(271,358)

				$(2,201,479)

Sales
1	Euro-Bobl	Jun 2022	$143,376	$4,590
3	Euro-Bund	Jun 2022	529,599	28,074
194	U.S. Long Bond	Jun 2022	29,112,125	839,617
229	U.S. Ultra 10-Year	Jun 2022	31,022,344	954,163

				$1,826,444

Currency Abbreviations

EUR	— Euro
USD	— U.S. Dollar

Other Abbreviations

ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
CMO	— Collateralized Mortgage Obligation
CMT	— Constant Maturity Treasury Index
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Other Abbreviations — continued

GNMA	—	Government National Mortgage Association

ICE	—	Intercontinental Exchange

IO	—	Interest Only

LIBOR	—	London Interbank Offered Rate

MTN	—	Medium Term Note

PIK	—	Payment In Kind

REIT	—	Real Estate Investment Trust

REMIC	—	Real Estate Mortgage Investment Conduit

SOFR	—	Secured Overnight Financing Rate

STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

TBA	—	To Be Announced

TSFR	—	Term Secured Overnight Financing Rate

UMBS	—	Uniform Mortgage-Backed Securities are single-class securities backed by fixed-rate mortgage loans purchased by either FHLMC or FNMA

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	99.8
Futures Contracts	0.0 *
Forward Foreign Currency Contracts	(0.7)
Short-Term Investment	2.7
Other Assets and Liabilities (net)	(1.8)

100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	DEBT OBLIGATIONS — 92.8%

	Asset Backed Securities — 5.3%
690,000	Aegis Asset Backed Securities Trust, Series 2005-5, Class M1, 1.10% (1 mo. USD LIBOR + 0.65%), due 12/25/35(b)	671,197
250,000	Allegro CLO XI, Ltd., Series 2019-2A, Class A1A, 1.64% (3 mo. USD LIBOR + 1.39%), due 01/19/33(b) 144A	249,501
300,000	Anchorage Capital CLO, Ltd., Series 2014-3RA, Class E, 5.78% (3 mo. USD LIBOR + 5.50%), due 01/28/31(b) 144A	281,344
1,000,000	Apex Credit CLO, Ltd., Series 2019-1A, Class BR, 2.64% (3 mo. USD LIBOR + 2.40%), due 04/18/32(b) 144A	970,099
420,000	Apidos CLO XXII, Series 2015-22A, Class DR, 7.00% (3 mo. USD LIBOR + 6.75%), due 04/20/31(b) 144A	407,603
598,950	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, due 06/05/49 144A	596,616
250,000	Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 3.41% (3 mo. USD LIBOR + 2.90%), due 05/15/30(b) 144A	239,476
810,000	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class M1, 0.74% (1 mo. USD LIBOR + 0.28%), due 07/25/36(b)	715,276
242,182	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A4, 0.60% (1 mo. USD LIBOR + 0.14%), due 12/25/36(b)	237,199
410,000	Avery Point VI CLO, Ltd., Series 2015-6A, Class DR, 3.27% (3 mo. USD LIBOR + 2.95%), due 08/05/27(b) 144A	406,868
410,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.25%, due 02/20/27 144A	409,247
835,000	Bain Capital Credit CLO, Ltd., Series 2022-1A, Class C, 3.10% (3 mo. TSFR + 2.20%), due 04/18/35(b) 144A	830,118
550,000	Bain Capital Credit CLO, Ltd., Series 2022-2A, Class D1, 1.00% (3 mo. TSFR + 3.65%), due 04/22/35(b) (c) 144A	548,434
250,000	Ballyrock CLO, Ltd., Series 2016-1A, Class ER, 7.19% (3 mo. USD LIBOR + 6.95%), due 10/15/28(b) 144A	248,523
275,000	Ballyrock CLO, Ltd., Series 2018-1A, Class C, 3.40% (3 mo. USD LIBOR + 3.15%), due 04/20/31(b) 144A	269,315
1,560,000	Ballyrock CLO, Ltd., Series 2022-19A, Class D, 8.28% (3 mo. TSFR + 7.11%), due 04/20/35(b) (c) 144A	1,518,995
250,000	Barings CLO, Ltd., Series 2013-IA, Class CR, 1.75% (3 mo. USD LIBOR + 1.50%), due 01/20/28(b) 144A	249,128
250,000	Barings CLO, Ltd., Series 2016-2A, Class ER2, 6.75% (3 mo. USD LIBOR + 6.50%), due 01/20/32(b) 144A	241,169
250,000	Benefit Street Partners CLO XII, Ltd., Series 2017-12A, Class C, 3.29% (3 mo. USD LIBOR + 3.05%), due 10/15/30(b) 144A	243,616
450,000	BlueMountain CLO XXII, Ltd., Series 2018-22A, Class A1, 1.32% (3 mo. USD LIBOR + 1.08%), due 07/15/31(b) 144A	447,385
850,000	BlueMountain CLO XXIX, Ltd., Series 2020-29A, Class ER, 7.12% (3 mo. USD LIBOR + 6.86%), due 07/25/34(b) 144A	815,861
250,000	Bristol Park CLO, Ltd., Series 2016-1A, Class ER, 7.24% (3 mo. USD LIBOR + 7.00%), due 04/15/29(b) 144A	247,949
91,597	California Republic Auto Receivables Trust, Series 2018-1, Class C, 3.87%, due 10/16/23	91,902
280,000	Canyon Capital CLO, Ltd., Series 2021-1A, Class E, 6.65% (3 mo. USD LIBOR + 6.41%), due 04/15/34(b) 144A	272,795

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
404,111	Carlyle Global Market Strategies CLO, Ltd., Series 2014-2RA, Class A1, 1.56% (3 mo. USD LIBOR + 1.05%), due 05/15/31(b) 144A	401,994
1,300,000	Carlyle US CLO, Ltd., Series 2019-2A, Class DR, 6.74% (3 mo. USD LIBOR + 6.50%), due 07/15/32(b) 144A	1,272,777
1,475,000	Carlyle US CLO, Ltd., Series 2019-4A, Class A2R, 1.98% (3 mo. TSFR + 1.75%), due 04/15/35(b) 144A	1,465,032
750,000	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 6.25% (3 mo. USD LIBOR + 6.00%), due 04/20/29(b) 144A	729,781
1,020,000	CBAM CLO, Ltd., Series 2018-6A, Class B2R, 2.34% (3 mo. USD LIBOR + 2.10%), due 01/15/31(b) 144A	1,005,405
250,000	CIFC Funding CLO, Ltd., Series 2017-1A, Class D, 3.76% (3 mo. USD LIBOR + 3.50%), due 04/23/29(b) 144A	248,852
700,000	CIFC Funding CLO, Ltd., Series 2017-3A, Class C, 3.90% (3 mo. USD LIBOR + 3.65%), due 07/20/30(b) 144A	694,265
63,155	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.53%, due 01/21/31 144A	63,315
900,000	Dryden 70 CLO, Ltd., Series 2018-70A, Class E, 6.29% (3 mo. USD LIBOR + 6.05%), due 01/16/32(b) 144A	869,917
92,016	DT Auto Owner Trust, Series 2018-2A, Class D, 4.15%, due 03/15/24 144A	92,342
630,000	Eaton Vance CLO, Ltd., Series 2020-2A, Class ER, 6.74% (3 mo. USD LIBOR + 6.50%), due 01/15/35(b) 144A	617,500
368,035	Falcon Aerospace, Ltd., Series 2017-1, Class A, 4.58%, due 02/15/42 144A	356,515
118,280	First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M1, 1.13% (1 mo. USD LIBOR + 0.68%), due 11/25/36(b)	118,263
250,000	Fortress Credit BSL CLO XII, Ltd., Series 2021-4A, Class E, 7.27% (3 mo. USD LIBOR + 7.13%), due 10/15/34(b) 144A	234,838
1,520,000	Franklin Park Place CLO I LLC, Series 2022-1A, Class B, 2.77% (3 mo. TSFR + 2.00%), due 04/14/35(b) 144A	1,513,390
380,000	Golub Capital Partners CLO, Ltd., Series 2021-53A, Class E, 6.95% (3 mo. USD LIBOR + 6.70%), due 07/20/34(b) 144A	364,072
250,000	Greenwood Park CLO, Ltd., Series 2018-1A, Class E, 5.19% (3 mo. USD LIBOR + 4.95%), due 04/15/31(b) 144A	236,650
250,000	Greywolf CLO IV, Ltd., Series 2019-1A, Class CR, 3.89% (3 mo. USD LIBOR + 3.65%), due 04/17/34(b) 144A	250,429
450,000	Greywolf CLO V, Ltd., Series 2015-1A, Class A1R, 1.42% (3 mo. USD LIBOR + 1.16%), due 01/27/31(b) 144A	448,150
750,000	Greywolf CLO VI, Ltd., Series 2018-1A, Class D, 6.02% (3 mo. USD LIBOR + 5.75%), due 04/26/31(b) 144A	709,351
92,909	GSAA Home Equity Trust, Series 2007-7, Class A4, 1.00% (1 mo. USD LIBOR + 0.54%), due 07/25/37(b)	92,191
290,000	Halsey Point CLO I, Ltd., Series 2019-1A, Class F, 8.45% (3 mo. USD LIBOR + 8.20%), due 01/20/33(b) 144A	275,260
645,000	Harbor Park CLO, Ltd., Series 2018-1A, Class C, 2.35% (3 mo. USD LIBOR + 2.10%), due 01/20/31(b) 144A	640,381
265,000	Invesco CLO, Ltd., Series 2021-1A, Class D, 3.29% (3 mo. USD LIBOR + 3.05%), due 04/15/34(b) 144A	258,918
1,500,000	Invesco CLO, Ltd., Series 2022-1A, Class B, 2.08% (3 mo. TSFR + 1.80%), due 04/20/35(b) 144A	1,487,295
240,849	KeyCorp Student Loan Trust, Series 2005-A, Class 2C, 2.27% (3 mo. USD LIBOR + 1.30%), due 12/27/38(b)	233,699

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
400,000	KKR CLO 14, Ltd., Series 14, Class BR, 2.04% (3 mo. USD LIBOR + 1.80%), due 07/15/31(b) 144A	396,972
190,697	LCM CLO XVIII, LP, Series 19A, Class AR, 1.48% (3 mo. USD LIBOR + 1.24%), due 07/15/27(b) 144A	190,679
216,492	Long Beach Mortgage Loan Trust, Series 2005-1, Class M4, 1.73% (1 mo. USD LIBOR + 1.28%), due 02/25/35(b)	215,344
1,355,000	Madison Park Funding CLO XXVI, Ltd., Series 2007-4A, Class BR, 1.90% (3 mo. USD LIBOR + 1.60%), due 07/29/30(b) 144A	1,346,285
2,605,000	Madison Park Funding CLO XXXIX, Ltd., Series 2021-39A, Class D, 3.18% (3 mo. USD LIBOR + 3.05%), due 10/22/34(b) 144A	2,559,905
400,000	Magnetite CLO XII, Ltd., Series 2015-12A, Class ER, 5.92% (3 mo. USD LIBOR + 5.68%), due 10/15/31(b) 144A	381,589
1,030,000	Magnetite CLO XVII, Ltd., Series 2016-17A, Class CR, 2.15% (3 mo. USD LIBOR + 1.90%), due 07/20/31(b) 144A	1,024,935
1,435,000	Magnetite CLO XXIV, Ltd., Series 2019-24A, Class BR, 1.97% (3 mo. TSFR + 1.75%), due 04/15/35(b) (d)	1,428,759
604,674	Magnolia Financial X DAC, Series 2020-1, 1.97%, due 08/13/24 144A	591,299
250,000	Marathon CLO 14, Ltd., Series 2019-2A, Class BA, 3.55% (3 mo. USD LIBOR + 3.30%), due 01/20/33(b) 144A	238,520
400,000	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class B, 3.20%, due 09/21/26 144A	383,311
509,660	Mill City Solar Loan, Ltd., Series 2019-1A, Class A, 4.34%, due 03/20/43 144A	516,355
600,000	MKS CLO, Ltd., Series 2017-2A, Class D, 2.90% (3 mo. USD LIBOR + 2.65%), due 01/20/31(b) 144A	551,772
1,625,000	Morgan Stanley Eaton Vance CLO, Ltd., Series 2021-1A, Class D, 3.23% (3 mo. USD LIBOR + 3.10%), due 10/20/34(b) 144A	1,589,287
803,333	Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%, due 12/20/46 144A	769,293
1,290,000	Myers Park CLO, Ltd., Series 2018-1A, Class C, 2.30% (3 mo. USD LIBOR + 2.05%), due 10/20/30(b) 144A	1,274,285
1,236,085	National Collegiate Student Loan Trust, Series 2007-2, Class A4, 0.75% (1 mo. USD LIBOR + 0.29%), due 01/25/33(b)	1,175,663
370,000	Navient Private Education Refi Student Loan Trust, Series 2018-CA, Class B, 4.22%, due 06/16/42 144A	373,559
100,000	Navient Private Education Refi Student Loan Trust, Series 2020-A, Class B, 3.16%, due 11/15/68 144A	94,423
760,000	Navient Private Education Refi Student Loan Trust, Series 2020-GA, Class B, 2.50%, due 09/16/69 144A	714,069
250,000	Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 6.18% (3 mo. USD LIBOR + 5.92%), due 10/21/30(b) 144A	236,838
480,000	Neuberger Berman Loan Advisers CLO 44, Ltd., Series 2021-44A, Class E, 6.24% (3 mo. USD LIBOR + 6.00%), due 10/16/34(b) 144A	470,754
250,000	Oaktree CLO, Ltd., Series 2015-1A, Class DR, 5.45% (3 mo. USD LIBOR + 5.20%), due 10/20/27(b) 144A	246,723
650,000	Ocean Trails CLO X, Series 2020-10A, Class ER, 7.81% (3 mo. USD LIBOR + 7.57%), due 10/15/34(b) 144A	611,061
1,160,000	OCP CLO, Ltd., Series 2015-9A, Class BR2, 2.02% (3 mo. TSFR + 1.75%), due 01/15/33(b) 144A	1,154,968
325,000	Octagon Investment Partners CLO 35, Ltd., Series 2018-1A, Class C, 2.85% (3 mo. USD LIBOR + 2.60%), due 01/20/31(b) 144A	310,794

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
180,000	OneMain Financial Issuance Trust, Series 2018-1A, Class D, 4.08%, due 03/14/29 144A	179,934
850,000	Option One Mortgage Loan Trust, Series 2005-3, Class M4, 1.39% (1 mo. USD LIBOR + 0.93%), due 08/25/35(b)	799,778
250,000	Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L, 2.05% (3 mo. USD LIBOR + 1.80%), due 04/20/32(b) 144A	250,049
605,000	OZLM CLO XXIII, Ltd., Series 2019-23A, Class B1R, 2.09% (3 mo. USD LIBOR + 1.85%), due 04/15/34(b) 144A	598,586
250,000	Parallel CLO, Ltd., Series 2017-1A, Class CR, 2.25% (3 mo. USD LIBOR + 2.00%), due 07/20/29(b) 144A	242,387
390,000	Peace Park CLO, Ltd., Series 2021-1A, Class E, 6.25% (3 mo. USD LIBOR + 6.00%), due 10/20/34(b) 144A	374,451
443,900	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, due 09/05/48 144A	443,486
950,000	Post CLO, Ltd., Series 2022-1A, Class B, 2.61% (3 mo. TSFR + 1.90%), due 04/20/35(b) 144A	945,840
1,005,000	PPM CLO, Ltd., Series 2018-1A, Class B2, 2.09% (3 mo. USD LIBOR + 1.85%), due 07/15/31(b) 144A	984,055
340,000	Recette CLO, Ltd., Series 2015-1A, Class ARR, 1.33% (3 mo. USD LIBOR + 1.08%), due 04/20/34(b) 144A	335,580
1,160,000	Residential Asset Securities Trust, Series 2006-KS2, Class M3, 1.07% (1 mo. USD LIBOR + 0.62%), due 03/25/36(b)	1,114,208
720,000	RR CLO 18, Ltd., Series 2021-18A, Class D, 6.49% (3 mo. USD LIBOR + 6.25%), due 10/15/34(b) 144A	706,777
180,000	Saranac CLO III, Ltd., Series 2014-3A, Class DR, 4.18% (3 mo. USD LIBOR + 3.25%), due 06/22/30(b) 144A	168,690
430,000	Sculptor CLO XXVI, Ltd., Series 26A, Class E, 7.50% (3 mo. USD LIBOR + 7.25%), due 07/20/34(b) 144A	417,531
515,000	Sixth Street CLO XVIII, Ltd., Series 2021-18A, Class D, 3.15% (3 mo. USD LIBOR + 2.90%), due 04/20/34(b) 144A	502,309
87,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 4.28%, due 06/15/32(e)	84,998
50,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 4.30%, due 03/15/33(e)	48,992
680,000	SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86%, due 01/15/53 144A	650,682
940,000	Southwick Park CLO LLC, Series 2019-4A, Class DR, 3.20% (3 mo. USD LIBOR + 2.95%), due 07/20/32(b) 144A	924,811
280,000	TCI-Symphony CLO, Ltd., Series 2016-1A, Class DR2, 3.34% (3 mo. USD LIBOR + 3.10%), due 10/13/32(b) 144A	274,523
800,000	TCI-Symphony CLO, Ltd., Series 2016-1A, Class ER2, 6.99% (3 mo. USD LIBOR + 6.75%), due 10/13/32(b) 144A	785,022
340,000	Venture CLO 31, Ltd., Series 2018-31A, Class A1, 1.28% (3 mo. USD LIBOR + 1.03%), due 04/20/31(b) 144A	337,673
250,000	Voya CLO, Ltd., Series 2016-3A, Class A1R, 1.43% (3 mo. USD LIBOR + 1.19%), due 10/18/31(b) 144A	248,896
260,000	Voya CLO, Ltd., Series 2017-3A, Class DR, 7.20% (3 mo. USD LIBOR + 6.95%), due 04/20/34(b) 144A	249,109

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Asset Backed Securities — continued
275,000		Webster Park CLO, Ltd., Series 2015-1A, Class CR, 3.15% (3 mo. USD LIBOR + 2.90%), due 07/20/30(b) 144A	269,684
350,000		Wellfleet CLO, Ltd., Series 2017-2A, Class C, 3.65% (3 mo. USD LIBOR + 3.40%), due 10/20/29(b) 144A	346,557
42,745		Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, due 10/16/23 144A	42,912
260,000		Whitebox CLO II, Ltd., Series 2020-2A, Class A1R, 1.48% (3 mo. USD LIBOR + 1.22%), due 10/24/34(b) 144A	257,550
410,000		Whitehorse CLO XII, Ltd., Series 2018-12A, Class D, 3.89% (3 mo. USD LIBOR + 3.65%), due 10/15/31(b) 144A	392,012
420,000		Z Capital Credit Partners CLO, Ltd., Series 2021-1A, Class D, 4.44% (3 mo. USD LIBOR + 4.20%), due 07/15/33(b) 144A	411,336

			58,126,058

		Bank Loans — 19.4%
3,281,000		19th Holdings Golf, LLC, 2022 Term Loan B, 3.75% (3 mo. SOFR + 3.25%), due 02/07/29(b)	3,252,291
616,622		8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 4.21% (1 mo. USD LIBOR + 3.75%), due 10/01/25(b)	540,058
1,710,563		AAdvantage Loyalty IP, Ltd., 2021 Term Loan, 5.50% (3 mo. USD LIBOR + 4.75%), due 04/20/28(b)	1,735,610
591,788		Academy, Ltd., 2021 Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), due 11/05/27(b)	588,336
1,217,880		ACProducts, Inc., 2021 Term Loan B, 4.75% (6 mo. USD LIBOR + 4.25%), due 05/17/28(b)	1,107,932
123,669		Acrisure, LLC, 2020 Term Loan B, 3.96% (1 mo. USD LIBOR + 3.50%), due 02/15/27(b)	121,999
806,000	EUR	Adevinta ASA, EUR Term Loan B, 3.00% (3 mo. EURIBOR + 3.00%), due 06/26/28(b)	888,949
956,007		Adtalem Global Education Inc., 2021 Term Loan B, 5.25% (1 mo. USD LIBOR + 4.50%), due 08/12/28(b)	954,016
1,538,412		AEA International Holdings Lux SARL, Term Loan B, 4.25% (3 mo. USD LIBOR + 3.75%), due 09/07/28(b)	1,536,489
580,000		Air Canada, 2021 Term Loan B, 4.25% (3 mo. USD LIBOR + 3.50%), due 08/11/28(b)	574,635
2,200,000	EUR	Albion Financing 3 SARL, EUR Term Loan, 5.25% (3 mo. Euribor + 5.25%), due 07/31/26(b)	2,447,525
787,949		Allen Media, LLC, 2021 Term Loan B, 6.30% (3 mo. USD LIBOR + 5.50%), due 02/10/27(b)	783,025
573,053		Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 4.25% (1 mo. USD LIBOR + 3.75%), due 05/12/28(b)	565,651
1,220,000		AllSpring Buyer LLC, Term Loan B, TBD , due 11/01/28(f)	1,214,205
904,000		Altar Bidco, Inc., 2021 Term Loan, TBD , due 02/01/29(f)	893,830
336,531		AMC Entertainment Holdings, Inc., 2019 Term Loan B, 3.35% (1 mo. USD LIBOR + 3.00%), due 04/22/26(b)	300,538
611,562		Amentum Government Services Holdings LLC, 2022 Term Loan, 4.50% (3 mo. SOFR + 4.00%), due 02/15/29(b)	608,249
400,000		Amentum Government Services Holdings LLC, 2020 2nd Lien Term Loan, 10.00% (3 mo. USD LIBOR + 8.75%), due 01/31/28(b)	398,000

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Bank Loans — continued
688,438		Amentum Government Services Holdings LLC, 2022 Term Loan, 4.78% (3 mo. SOFR + 4.00%), due 02/15/29(b)	684,709
495,936		Amentum Government Services Holdings LLC, Term Loan B, 3.96% (1 mo. USD LIBOR + 3.50%), due 01/29/27(b)	492,424
55,802		Amerilife Holdings, LLC, 2020 Term Loan, 4.46% (3 mo. USD LIBOR + 4.00%), due 03/18/27(b)	54,965
1,301,577		AMG Advanced Metallurgical Group NV, 2018 Term Loan B, 4.00% (1 mo. USD LIBOR + 3.50%), due 11/30/28(b)	1,272,292
1,271,420		AmWINS Group, Inc., 2021 Term Loan B, 3.00% (1 mo. USD LIBOR + 2.25%), due 02/19/28(b)	1,252,745
348,128		Anticimex International AB, 2021 USD Term Loan B1, 4.01% (3 mo. USD LIBOR + 3.50%), due 11/16/28(b)	344,429
503,033		APi Group DE, Inc., 2021 Incremental Term Loan B, 3.20% (1 mo. USD LIBOR + 2.75%), due 01/03/29(b)	499,260
188,575		Apollo Commercial Real Estate Finance, Inc., 2021 Incremental Term Loan B1, 4.00% (1 mo. USD LIBOR + 3.50%), due 03/11/28(b)	187,396
538,650		AppLovin Corp., 2021 Term Loan B, 3.50% (1 mo. USD LIBOR + 3.00%), due 10/25/28(b)	535,578
1,258,858		Arctic Canadian Diamond Co., Ltd., 2nd Lien PIK Term Loan, 5.00% (3 mo. USD LIBOR + 5.00%; 12.5% PIK), due 12/31/27(b) (p)	1,189,117
1,325,980	EUR	Aruba Investments, Inc., 2020 EUR Term Loan, 4.00% (6 mo. EURIBOR + 4.00%), due 11/24/27(b)	1,460,598
946,461		Aruba Investments, Inc., 2020 USD Term Loan, 4.50% (6 mo. USD LIBOR + 3.75%), due 11/24/27(b)	935,813
171,729		Asurion LLC, 2018 Term Loan B6, 3.58% (1 mo. USD LIBOR + 3.13%), due 11/03/23(b)	170,934
900,000		Asurion LLC, 2021 Second Lien Term Loan B4, 5.71% (1 mo. USD LIBOR + 5.25%), due 01/20/29(b)	882,000
500,544		Asurion LLC, 2021 Term Loan B9, 3.71% (1 mo. USD LIBOR + 3.25%), due 07/31/27(b)	491,055
839,895		At Home Group Inc., Term Loan B, 4.75% (3 mo. USD LIBOR + 4.25%), due 07/24/28(b)	808,399
102,609		Athenahealth, Inc., 2022 Term Loan B, 4.00% (3 mo. SOFR + 3.50%), due 02/15/29(b)	101,743
965,150		Atotech BV, 2021 USD Term Loan B, 3.00% (1 mo. USD LIBOR + 2.50%), due 03/18/28(b)	956,102
1,499,333		Autokiniton US Holdings, Inc., 2021 Term Loan B, 5.00% (3 mo. USD LIBOR + 4.50%), due 04/06/28(b)	1,482,465
2,872,565		Avantor Funding, Inc., 2021 Term Loan B5, 2.75% (1 mo. USD LIBOR + 2.25%), due 11/08/27(b)	2,855,209
428,275		Bausch Health Companies, Inc., 2018 Term Loan B, 3.46% (1 mo. USD LIBOR + 3.00%), due 06/02/25(b)	425,464
2,236,000	EUR	Belron Luxembourg SARL, 2021 EUR Term Loan B, 2.75% (3 mo. EURIBOR + 2.75%), due 04/13/28(b)	2,454,454
127,534		BrightView Landscapes, LLC, 2018 1st Lien Term Loan B, 3.00% (1 mo. USD LIBOR + 2.50%), due 08/15/25(b)	126,099
1,003,732		Brown Group Holding, LLC, Term Loan B, 3.51% (3 mo. USD LIBOR + 2.50%), due 06/07/28(b)	988,153
778,215		Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 3.21% (1 mo. USD LIBOR + 2.75%), due 12/23/24(b)	775,297

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Bank Loans — continued
281,405		Caesars Resort Collection, LLC, 2020 Term Loan B1, 3.96% (1 mo. USD LIBOR + 3.50%), due 07/21/25(b)	280,232
496,713		Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, 4.00% (1 mo. USD LIBOR + 3.00%), due 10/30/26(b)	492,863
791,280		Camelot U.S. Acquisition 1 Co., Term Loan B, 3.46% (1 mo. USD LIBOR + 3.00%), due 10/30/26(b)	781,784
1,795,477		Cano Health LLC, 2022 Term Loan, 4.51% (6 mo. SOFR + 4.00%), due 11/23/27(b)	1,773,034
567,834		Cardinal Parent, Inc., 2020 Term Loan B, 5.25% (3 mo. USD LIBOR + 4.50%), due 11/12/27(b)	567,224
2,023,035	EUR	Carnival Corp., EUR Term Loan B, 3.75% (3 mo. EURIBOR + 3.75%), due 06/30/25(b)	2,224,669
778,050		Carnival Corp., 2021 Incremental Term Loan B, 4.00% (3 mo. USD LIBOR + 3.25%), due 10/18/28(b)	761,841
873,225		Carnival Corp., USD Term Loan B, 3.75% (3 mo. USD LIBOR + 3.00%), due 06/30/25(b)	852,704
1,383,050		Carriage Purchaser, Inc., 2021 Term Loan B, 5.00% (1 mo. USD LIBOR + 4.25%), due 09/30/28(b)	1,379,161
124,089		Castle US Holding Corp., USD Term Loan B, 4.76% (1 mo. USD LIBOR + 3.75%), due 01/29/27(b)	120,263
889,770		Chamberlain Group, Inc., Term Loan B, 4.51% (3 mo. USD LIBOR + 3.50%), due 11/03/28(b)	879,760
142,517		Cinemark USA, Inc., 2018 Term Loan B, 2.21% (1 mo. USD LIBOR + 1.75%), due 03/31/25(b)	138,827
1,475,799		Citadel Securities, LP, 2021 Term Loan B, 2.96% (1 mo. USD LIBOR + 2.50%), due 02/02/28(b)	1,469,607
1,393,995		City Brewing Company, LLC, Closing Date Term Loan, 4.25% (3 mo. USD LIBOR + 3.50%), due 04/05/28(b)	1,282,475
2,638,117		Clear Channel Outdoor Holdings, Inc., Term Loan B, 3.80% (3 mo. USD LIBOR + 3.50%), due 08/21/26(b)	2,598,052
380,000		Cloudera, Inc., 2021 Second Lien Term Loan, 6.50% (1 mo. USD LIBOR + 6.00%), due 10/08/29(b)	375,250
840,203		ClubCorp Holdings, Inc., 2017 Term Loan B, 3.76% (3 mo. USD LIBOR + 2.75%), due 09/18/24(b)	800,162
730,000		Clydesdale Acquisition Holdings, Inc., Term Loan, TBD, due 03/30/29(f)	718,529
670,067		CNT Holdings I Corp., 2020 Term Loan, 4.25% (3 mo. USD LIBOR + 3.50%), due 11/08/27(b)	667,302
1,119,899		CommScope, Inc., 2019 Term Loan B, 3.71% (1 mo. USD LIBOR + 3.25%), due 04/06/26(b)	1,095,226
1,338,645		Conduent Business Services, LLC, 2021 Term Loan B, 4.75% (1 mo. USD LIBOR + 4.25%), due 10/16/28(b)	1,324,003
1,699,740		CoreLogic, Inc., Term Loan, 4.00% (1 mo. USD LIBOR + 3.50%), due 06/02/28(b)	1,676,794
720,000		CTC Holdings, LP, Term Loan B, 5.53% (3 mo. SOFR + 5.00%), due 02/15/29(b)	707,400
579,730		CWGS Group, LLC, 2021 Term Loan B, 3.25% (1 mo. USD LIBOR + 2.50%), due 06/03/28(b)	559,150
1,741,209		DCert Buyer, Inc., 2019 Term Loan B, 4.46% (1 mo. USD LIBOR + 4.00%), due 10/16/26(b)	1,731,727
915,200		DCert Buyer, Inc., 2021 2nd Lien Term Loan, 7.46% (1 mo. USD LIBOR + 7.00%), due 02/19/29(b)	907,954
99,187		Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, 4.75% (1 mo. USD LIBOR + 3.75%), due 04/09/27(b)	98,902

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Bank Loans — continued
288,100		Deerfield Dakota Holding, LLC, 2021 USD 2nd Lien Term Loan, 7.50% (1 mo. USD LIBOR + 6.75%), due 04/07/28(b)	288,820
1,050,000		Del Monte Foods, Inc., 2022 Term Loan, TBD, due 02/15/29(f)	1,037,531
4,329,970		DirecTV Financing, LLC, Term Loan, 5.75% (1 mo. USD LIBOR + 5.00%), due 08/02/27(b)	4,330,420
281,655		Dun & Bradstreet Corp. (The), Term Loan, 3.70% (1 mo. USD LIBOR + 3.25%), due 02/06/26(b)	279,578
355,000		Electron BidCo Inc., 2021 Term Loan, 3.75% (3 mo. USD LIBOR + 3.25%), due 11/01/28(b)	351,716
265,174		Embecta Corp., Term Loan B, TBD, due 03/30/29(f)	262,323
636,800		Empire Today, LLC, 2021 Term Loan B, 5.75% (6 mo. USD LIBOR + 5.00%), due 04/03/28(b)	607,614
1,127,283		Endure Digital Inc., Term Loan, 4.25% (3 mo. USD LIBOR + 3.50%), due 02/10/28(b)	1,094,170
342,000		EP Purchaser, LLC, 2021 Term Loan B, 4.51% (3 mo. USD LIBOR + 3.50%), due 11/06/28(b)	340,219
179,777		Equinox Holdings, Inc., 2020 Term Loan B2, 10.01% (3 mo. USD LIBOR + 9.00%), due 03/08/24(b)	182,473
480,000		EyeCare Partners, LLC, 2021 Incremental Term Loan, 4.76% (3 mo. USD LIBOR + 3.75%), due 11/15/28(b)	475,601
272,486		EyeCare Partners, LLC, 2020 Term Loan, 4.76% (3 mo. USD LIBOR + 3.75%), due 02/18/27(b)	269,534
436,629		EyeCare Partners, LLC, 2021 2nd Lien Term Loan, 7.76% (3 mo. USD LIBOR + 6.75%), due 11/15/29(b)	436,083
827,925		Fanatics Commerce Intermediate Holdco, LLC, Term Loan B, 3.70% (1 mo. USD LIBOR + 3.25%), due 11/24/28(b)	821,974
190,000		First Brands Group, LLC, 2021 2nd Lien Term Loan, 9.50% (3 mo. USD LIBOR + 8.50%), due 03/30/28(b)	190,000
306,902		First Brands Group, LLC, 2021 Term Loan, 6.00% (3 mo. USD LIBOR + 5.00%), due 03/30/27(b)	305,598
781,956		First Student Bidco, Inc., Term Loan C, 3.98% (3 mo. USD LIBOR + 3.00%), due 07/21/28(b)	776,763
1,291,254		Focus Financial Partners, LLC, 2020 Term Loan, 2.45% (1 mo. USD LIBOR + 2.00%), due 07/03/24(b)	1,274,205
486,554		Focus Financial Partners, LLC, 2021 Term Loan B4, 3.00% (1 mo. USD LIBOR + 2.50%), due 06/30/28(b)	480,826
1,023,000		Freeport LNG Investments, LLLP, Term Loan B, TBD, due 12/21/28(f)	1,016,734
113,573	EUR	Froneri International, Ltd., 2020 EUR Term Loan B1, 2.38% (6 mo. EURIBOR+ 2.38%), due 01/29/27(b)	122,170
434,140		Froneri International, Ltd., 2020 USD Term Loan, 2.71% (1 mo. USD LIBOR + 2.25%), due 01/29/27(b)	427,302
2,170,347		Gainwell Acquisition Corp., Term Loan B, 5.01% (3 mo. USD LIBOR + 4.00%), due 10/01/27(b)	2,162,208
2,323,926		Garda World Security Corp., 2021 Term Loan B, 4.71% (1 mo. USD LIBOR + 4.25%), due 10/30/26(b)	2,306,497
730,000		Garda World Security Corp., 2022 Term Loan B, 4.57% (6 mo. SOFR + 4.25%), due 02/01/29(b)	723,613

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Bank Loans — continued
329,611		Global Medical Response, Inc., 2020 Term Loan B, 5.25% (3 mo. USD LIBOR + 4.25%), due 10/02/25(b)	327,963
171,619		Global Tel*Link Corp., 2018 1st Lien Term Loan, 4.71% (1 mo. USD LIBOR + 4.25%), due 11/29/25(b)	163,664
759,338		GoTo Group, Inc., Term Loan B, 5.22% (1 mo. USD LIBOR + 4.75%), due 08/31/27(b)	747,790
802,705		Graham Packaging Co. Inc., 2021 Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), due 08/04/27(b)	790,092
1,506,035		Great Outdoors Group, LLC, 2021 Term Loan B1, 4.50% (1 mo. USD LIBOR + 3.75%), due 03/06/28(b)	1,502,505
535,015		Greystone Select Financial LLC, Term Loan B, 5.75% (6 mo. USD LIBOR + 5.00%), due 06/16/28(b)	533,678
349,000		Griffon Corp., Term Loan B, 3.27% (3 mo. SOFR + 2.75%), due 01/24/29(b)	346,092
642,888		Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 2.46% (1 mo. USD LIBOR + 2.00%), due 11/15/27(b)	631,860
960,000		Hexion Holdings Corp., 2022 USD Term Loan, 5.00% (3 mo. SOFR + 4.50%), due 03/15/29(b)	941,400
669,835		Hornblower Sub, LLC, 2020 Repriced Term Loan B, 5.50% (3 mo. USD LIBOR + 4.50%), due 04/27/25(b)	691,604
1,001,022		Hudson River Trading LLC, 2021 Term Loan, 3.14% (1 mo. SOFR + 3.00%), due 03/20/28(b)	987,570
30,983		Hyland Software, Inc., 2018 1st Lien Term Loan, 4.25% (1 mo. USD LIBOR + 3.50%), due 07/01/24(b)	30,872
1,325,000		II-VI, Inc., 2021 Bridge Term Loan B, TBD , due 12/01/28(f)	1,310,646
508,009		Illuminate Buyer, LLC, 2021 Term Loan, 3.96% (1 mo. USD LIBOR + 3.50%), due 06/30/27(b)	491,286
1,169,000	EUR	INEOS Finance Plc, 2021 EUR Term Loan B, TBD , due 11/04/28(f)	1,288,494
843,625		Ingram Micro Inc., 2021 Term Loan B, 4.51% (3 mo. USD LIBOR + 3.50%), due 06/30/28(b)	837,087
706,289		IRB Holding Corp., 2020 Term Loan B, 3.76% (6 mo. USD LIBOR + 2.75%), due 02/05/25(b)	700,992
445,500		IRB Holding Corp., 2022 Term Loan B, 3.75% (1 week SOFR + 3.00%), due 12/15/27(b)	441,323
928,421		Jane Street Group, LLC, 2021 Term Loan, 3.21% (1 mo. USD LIBOR + 2.75%), due 01/26/28(b)	918,441
1,304,190		Jazz Financing Lux SARL, USD Term Loan, 4.00% (1 mo. USD LIBOR + 3.50%), due 05/05/28(b)	1,301,382
1,961,048		Jump Financial, LLC, Term Loan B, 5.00% (1 mo. USD LIBOR + 4.50%), due 08/02/28(b)	1,946,340
758,100		Knight Health Holdings LLC, Term Loan B, TBD, due 12/23/28(f)	693,662
1,850,000		Lakeshore Intermediate LLC, Term Loan, 4.00% (3 mo. USD LIBOR + 3.50%), due 09/29/28(b)	1,824,562
705,000		LBM Acquisition LLC, Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), due 12/17/27(b)	689,799
318,573		Les Schwab Tire Centers, Term Loan B, 4.00% (3 mo. USD LIBOR + 3.25%), due 11/02/27(b)	315,255
305,464		Leslie’s Poolmart, Inc., 2021 Term Loan B, 3.02% (3 mo. USD LIBOR + 2.50%), due 03/09/28(b)	301,973
1,320,000		LIDS Holdings, Inc., Term Loan, 6.50% (1 mo. SOFR + 5.50%), due 12/14/26(b)	1,300,200

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Bank Loans — continued
1,176,000	EUR	Lonza Group AG, EUR Term Loan B, 4.00% (3 mo. EURIBOR + 4.00%), due 07/03/28(b)	1,290,213
383,110		Lonza Group AG, USD Term Loan B, 4.75% (6 mo. USD LIBOR + 4.00%), due 07/03/28(b)	375,088
698,250		LRS Holdings, LLC, Term Loan B, 4.75% (1 mo. USD LIBOR + 4.25%), due 08/13/28(b)	688,867
9,427	EUR	MA FinanceCo., LLC, 2020 EUR Term Loan B, 4.50% (3 mo. EURIBOR + 4.50%), due 06/05/25(b)	10,493
1,399,808	EUR	MA FinanceCo., LLC, 2020 EUR Term Loan B, 4.50% (2 mo. EURIBOR + 4.50%), due 06/05/25(b)	1,557,982
248,750		Madison IAQ LLC, Term Loan, 4.52% (6 mo. USD LIBOR + 3.25%), due 06/21/28(b)	245,563
748,125		Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 5.75% (3 mo. USD LIBOR + 5.00%), due 07/27/28(b)	742,747
930,000		Magenta Buyer LLC, 2021 USD 2nd Lien Term Loan, 9.00% (3 mo. USD LIBOR + 8.25%), due 07/27/29(b)	923,025
1,492,481		MajorDrive Holdings IV LLC, Term Loan B, 4.56% (3 mo. USD LIBOR + 4.00%), due 06/01/28(b)	1,472,892
125,856		Maravai Intermediate Holdings, LLC, 2022 Term Loan B, 3.50% (3 mo. SOFR + 3.00%), due 10/19/27(b)	125,541
1,004,950		Mavis Tire Express Services Corp., 2021 Term Loan B, 4.75% (1 mo. USD LIBOR + 4.00%), due 05/04/28(b)	999,925
404,366		Mayfield Agency Borrower, Inc., 2018 1st Lien Term Loan, 4.96% (1 mo. USD LIBOR + 4.50%), due 02/28/25(b)	401,165
2,670		McGraw-Hill Global Education Holdings, LLC, 2021 Term Loan, 5.26% (3 mo. USD LIBOR + 4.75%), due 07/28/28(b)	2,649
1,059,990		McGraw-Hill Global Education Holdings, LLC, 2021 Term Loan, 5.55% (6 mo. USD LIBOR + 4.75%), due 07/28/28(b)	1,051,709
3,975,000		Medline Borrower, LP, USD Term Loan B, 3.75% (1 mo. USD LIBOR + 3.25%), due 10/23/28(b)	3,937,722
290,000		Meridian Adhesives Group, Inc., Term Loan B, 4.75% (3 mo. USD LIBOR + 4.00%), due 07/24/28(b)	287,100
2,002,673		MH Sub I, LLC, 2020 Incremental Term Loan, 4.75% (1 mo. USD LIBOR + 3.75%), due 09/13/24(b)	1,986,818
1,021,283		Michaels Companies, Inc., 2021 Term Loan B, 5.26% (3 mo. USD LIBOR + 4.25%), due 04/15/28(b)	957,452
599,414		Mileage Plus Holdings LLC, 2020 Term Loan B, 6.25% (3 mo. USD LIBOR + 5.25%), due 06/21/27(b)	624,514
242,040		Mister Car Wash Holdings, Inc., 2019 Term Loan B, 3.46% (1 mo. USD LIBOR + 3.00%), due 05/14/26(b)	239,529
514,721		Monitronics International Inc., Takeback Term Loan, 8.75% (1 mo. USD LIBOR + 7.50%), due 03/29/24(b)	425,931
1,293,448		Naked Juice LLC, Term Loan, 3.75% (2 mo. SOFR + 3.25%), due 01/24/29(b)	1,274,450
2,957,588		Olympus Water US Holding Corp., 2021 USD Term Loan B, 4.75% (3 mo. USD LIBOR + 3.75%), due 11/09/28(b)	2,888,401
923,025		One Call Corp., 2021 Term Loan, 6.25% (3 mo. USD LIBOR + 5.50%), due 04/22/27(b)	867,644
678,300		Option Care Health, Inc., 2021 Term Loan B, 3.25% (1 mo. USD LIBOR + 2.75%), due 10/27/28(b)	673,496
328,350		Orbcomm Inc., Term Loan B, 5.00% (1 mo. USD LIBOR + 4.25%), due 09/01/28(b)	326,161

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Bank Loans — continued
1,191,000	EUR	Organon & Co., EUR Term Loan B, 3.00% (6 mo. EURIBOR + 3.00%), due 06/02/28(b)	1,309,015
1,073,118		Organon & Co., USD Term Loan, 3.56% (3 mo. USD LIBOR + 3.00%), due 06/02/28(b)	1,068,590
414,631		Pacific Bells, LLC, Term Loan B, 5.00% (1 mo. USD LIBOR + 4.50%), due 10/13/28(b)	403,747
2,777,000		Parexel International Corp., 2021 1st Lien Term Loan, 4.00% (1 mo. USD LIBOR + 3.50%), due 11/15/28(b)	2,759,427
570,000		Parexel International Corp., 2021 1st Lien Term Loan, TBD , due 11/15/28(f)	566,393
267,963		Particle Investments SARL, Term Loan, 5.75% (3 mo. USD LIBOR + 5.25%), due 02/18/27(b)	265,284
1,315,000	EUR	Paysafe Holdings (US) Corp., EUR Term Loan B2, 3.00% (1 mo. EURIBOR + 3.00%), due 06/28/28(b)	1,410,828
1,488,157		PECF USS Intermediate Holding III Corp., Term Loan B, 4.76% (3 mo. USD LIBOR + 4.25%), due 12/15/28(b)	1,476,465
3,730		PECF USS Intermediate Holding III Corp., Term Loan B, 4.75% (1 mo. USD LIBOR + 4.25%), due 12/15/28(b)	3,700
563,069		Peraton Corp., 2nd Lien Term Loan B1, 8.50% (1 mo. USD LIBOR + 7.75%), due 02/01/29(b)	560,957
1,513,646		Peraton Corp., Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), due 02/01/28(b)	1,503,375
997,481		Petco Health & Wellness Company, Inc., 2021 Term Loan B, TBD , due 03/03/28(f)	989,127
643,168		PetSmart, Inc., 2021 Term Loan B, 4.50% (3 mo. USD LIBOR + 3.75%), due 02/11/28(b)	641,239
139,413		Planview Parent, Inc., Term Loan, 5.01% (3 mo. USD LIBOR + 4.00%), due 12/17/27(b)	138,019
723,446		Playa Resorts Holding BV, 2017 Term Loan B, 3.75% (1 mo. USD LIBOR + 2.75%), due 04/29/24(b)	708,751
16,864		Presidio, Inc., 2020 Term Loan B, 3.96% (1 mo. USD LIBOR + 3.50%), due 01/22/27(b)	16,780
329,198		Presidio, Inc., 2020 Term Loan B, 3.80% (3 mo. USD LIBOR + 3.50%), due 01/22/27(b)	327,552
1,123,336		Prime Security Services Borrower, LLC, 2021 Term Loan, 3.50% (1 yr. USD LIBOR + 2.75%), due 09/23/26(b)	1,116,237
639,551		Prime Security Services Borrower, LLC, 2021 Term Loan, 3.50% (3 mo. USD LIBOR + 2.75%), due 09/23/26(b)	635,510
750,000		Proofpoint, Inc., 1st Lien Term Loan, 3.76% (3 mo. USD LIBOR + 3.25%), due 08/31/28(b)	742,676
610,000		Quikrete Holdings, Inc., 2021 Term Loan B1, TBD , due 06/11/28(f)	600,045
966,563		Rackspace Technology Global, Inc., 2021 Term Loan, 3.50% (3 mo. USD LIBOR + 2.75%), due 02/15/28(b)	949,044
1,417,448		Radiate Holdco, LLC, 2021 Term Loan B, 4.00% (1 mo. USD LIBOR + 3.25%), due 09/25/26(b)	1,407,323
291,260		Radiology Partners, Inc., 2018 1st Lien Term Loan B, 4.72% (1 mo. USD LIBOR + 4.25%), due 07/09/25(b)	287,983
339,702		Radiology Partners, Inc., 2018 1st Lien Term Loan B, 4.70% (1 mo. USD LIBOR + 4.25%), due 07/09/25(b)	335,880
870,000		Redstone Holdco 2 LP, 2021 2nd Lien Term Loan, 8.50% (3 mo. USD LIBOR + 7.75%), due 04/27/29(b)	802,575

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Bank Loans — continued
786,050	Redstone Holdco 2 LP, 2021 Term Loan, 5.50% (3 mo. USD LIBOR + 4.75%), due 04/27/28(b)	774,259
290,508	Resolute Investment Managers, Inc., 2020 Term Loan C, 5.26% (3 mo. USD LIBOR + 4.25%), due 04/30/24(b)	288,874
731,325	Restoration Hardware, Inc., Term Loan B, 3.00% (1 mo. USD LIBOR + 2.50%), due 10/20/28(b)	719,898
3,046,479	RVR Dealership Holdings, LLC, Term Loan B, 4.50% (3 mo. SOFR + 3.75%), due 02/08/28(b)	2,914,475
1,355,000	RVR Dealership Holdings, LLC, Term Loan B, TBD , due 02/08/28(f)	1,296,288
217,259	Ryan Specialty Group, LLC, Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), due 09/01/27(b)	216,173
254,712	Scientific Games International, Inc., 2018 Term Loan B5, 3.21% (1 mo. USD LIBOR + 2.75%), due 08/14/24(b)	251,697
276,782	Sedgwick Claims Management Services, Inc., 2018 Term Loan B, 3.71% (1 mo. USD LIBOR + 3.25%), due 12/31/25(b)	274,409
2,296,703	SkyMiles IP, Ltd., 2020 Skymiles Term Loan B, 4.75% (3 mo. USD LIBOR + 3.75%), due 10/20/27(b)	2,377,805
2,572,901	Solis IV BV, USD Term Loan B1, 4.00% (3 mo. SOFR + 3.50%), due 02/26/29(b)	2,526,803
1,258,695	Sotera Health Holdings, LLC, 2021 Term Loan, 3.25% (3 mo. USD LIBOR + 2.75%), due 12/11/26(b)	1,246,895
1,132,163	Southwestern Energy Co., 2021 Term Loan, 3.30% (3 mo. SOFR + 2.50%), due 06/22/27(b)	1,125,086
198,952	Sovos Brands Intermediate, Inc., 2021 Term Loan, 4.50% (3 mo. USD LIBOR + 3.75%), due 06/08/28(b)	197,310
604,535	Spencer Spirit IH LLC, Term Loan B, 6.21% (1 Week USD LIBOR + 6.00%), due 06/19/26(b)	604,157
1,170,000	SPX Flow, Inc., 2022 Term Loan, TBD , due 03/16/29(f)	1,140,933
494,607	Station Casinos LLC, 2020 Term Loan B, 2.71% (1 mo. USD LIBOR + 2.25%), due 02/08/27(b)	488,734
2,787,990	Summer BC Holdco B SARL, 2021 USD Term Loan B2, 5.51% (3 mo. USD LIBOR + 4.50%), due 12/04/26(b)	2,776,665
155,376	Surf Holdings, LLC, USD Term Loan, 4.11% (3 mo. USD LIBOR + 3.50%), due 03/05/27(b)	154,089
437,257	Symplr Software, Inc., 2020 Term Loan, 5.25% (3 mo. USD LIBOR + 4.50%), due 12/22/27(b)	431,792
470,800	Telenet Financing USD LLC, 2020 USD Term Loan AR, 2.40% (3 mo. USD LIBOR + 2.00%), due 04/30/28(b)	460,796
1,149,072	Terrier Media Buyer, Inc., 2021 Term Loan, 3.96% (1 mo. USD LIBOR + 3.50%), due 12/17/26(b)	1,133,374
304,011	Thermostat Purchaser III, Inc., Term Loan, 5.25% (3 mo. USD LIBOR + 4.50%), due 08/31/28(b)	301,731
726	Thermostat Purchaser III, Inc., Term Loan, 8.00% (1 mo. USD LIBOR + 7.25%), due 08/31/28(b)	721
701,543	TKC Holdings, Inc., 2021 Term Loan, 6.51% (3 mo. USD LIBOR + 5.50%), due 05/15/28(b)	692,774
548,872	Trans Union, LLC, 2021 Term Loan B6, 2.75% (1 mo. USD LIBOR + 2.25%), due 12/01/28(b)	545,098
395,349	TransDigm, Inc., 2020 Term Loan F, 2.71% (1 mo. USD LIBOR + 2.25%), due 12/09/25(b)	388,739

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Bank Loans — continued
754,300	Triton Water Holdings, Inc., Term Loan, 4.51% (3 mo. USD LIBOR + 3.50%), due 03/31/28(b)	737,564
182,979	TruGreen Limited Partnership, 2020 2nd Lien Term Loan, 9.51% (3 mo. USD LIBOR + 8.50%), due 11/02/28(b)	184,351
373,845	Tutor Perini Corp., Term Loan B, 5.76% (3 mo. USD LIBOR + 4.75%), due 08/18/27(b)	368,705
2,365,073	Twin River Worldwide Holdings, Inc., 2021 Term Loan B, 3.75% (6 mo. USD LIBOR + 3.25%), due 10/02/28(b)	2,353,985
1,911,390	U.S. Renal Care, Inc., 2019 Term Loan B, 5.25% (1 mo. USD LIBOR + 5.00%), due 06/26/26(b)	1,764,930
1,272,984	Uber Technologies, Inc., 2021 1st Lien Term Loan B, 3.96% (1 mo. USD LIBOR + 3.50%), due 04/04/25(b)	1,270,484
588,395	UFC Holdings, LLC, 2021 Term Loan B, 3.50% (6 mo. USD LIBOR + 2.75%), due 04/29/26(b)	583,001
703,061	Ultimate Software Group, Inc. (The), 2021 Term Loan, 3.75% (3 mo. USD LIBOR + 3.25%), due 05/04/26(b)	698,227
4,192,864	United Airlines, Inc., 2021 Term Loan B, 4.50% (3 mo. USD LIBOR + 3.75%), due 04/21/28(b)	4,150,935
869,682	US Foods, Inc., 2019 Term Loan B, 2.51% (3 mo. USD LIBOR + 2.00%), due 09/13/26(b)	854,342
1,436,400	UST Holdings, Ltd., Term Loan, 4.25% (1 mo. USD LIBOR + 3.75%), due 11/20/28(b)	1,422,036
1,735,403	Verscend Holding Corp., 2021 Term Loan B, 4.46% (1 mo. USD LIBOR + 4.00%), due 08/27/25(b)	1,733,234
1,260,000	Vertex Aerospace Services Corp., 2021 First Lien Term Loan, 4.75% (1 mo. USD LIBOR + 4.00%), due 12/06/28(b)	1,257,637
2,470,000	VFH Parent LLC, 2022 Term Loan B, 3.50% (1 mo. SOFR + 3.00%), due 01/13/29(b)	2,450,445
1,893,000	ViaSat, Inc., Term Loan, 5.00% (3 mo. SOFR + 4.50%), due 03/02/29(b)	1,864,605
537,600	Virgin Media Bristol LLC, 2020 USD Term Loan Q, 3.65% (1 mo. USD LIBOR + 3.25%), due 01/31/29(b)	534,156
2,319,297	Virgin Media Bristol LLC, USD Term Loan N, 2.90% (3 mo. USD LIBOR + 2.50%), due 01/31/28(b)	2,292,843
330,000	Virgin Pulse, Inc., 2021 2nd Lien Term Loan, 8.75% (6 mo. USD LIBOR + 7.25%), due 04/06/29(b)	325,050
1,374,297	Virgin Pulse, Inc., 2021 Term Loan, 4.75% (1 mo. USD LIBOR + 4.00%), due 04/06/28(b)	1,360,554
631,000	VM Consolidated, Inc., 2021 Term Loan B, 4.26% (3 mo. USD LIBOR + 3.25%), due 03/19/28(b)	628,108
241,154	VS Buyer, LLC, Term Loan B, 3.46% (1 mo. USD LIBOR + 3.00%), due 02/28/27(b)	239,647
320,000	VT Topco, Inc., 2021 2nd Lien Term Loan, 7.76% (3 mo. USD LIBOR + 6.75%), due 07/31/26(b)	316,800
359,100	VT Topco, Inc., 2021 Incremental Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), due 08/01/25(b)	356,182
16,500	Western Dental Services, Inc., 2021 Delayed Draw Term Loan, 5.30% (3 mo. USD LIBOR + 4.50%), due 08/18/28(b)	16,448
46,200	Western Dental Services, Inc ., 2021 Delayed Draw Term Loan, 5.25% (3 mo. USD LIBOR + 4.50%), due 08/18/28(b)	46,056
1,080,000	Western Dental Services, Inc., 2021 Term Loan B, 5.28% (3 mo. USD LIBOR + 4.50%), due 08/18/28(b)	1,076,625

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Bank Loans — continued
129,675	Whatabrands LLC, 2021 Term Loan B, 3.75% (1 mo. USD LIBOR + 3.25%), due 08/03/28(b)	128,281
2,435,760	Wheel Pros, LLC, 2021 Term Loan, 5.25% (1 mo. USD LIBOR + 4.50%), due 05/11/28(b)	2,330,211
494,082	William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 2.96% (1 mo. USD LIBOR + 2.75%), due 05/18/25(b)	486,260
1,076,588	Windstream Services, LLC, 2020 Exit Term Loan B, 7.25% (1 mo. USD LIBOR + 6.25%), due 09/21/27(b)	1,071,654
738,150	Worldwide Express Operations, LLC, 2021 1st Lien Term Loan, 5.75% (3 mo. USD LIBOR + 4.25%), due 07/26/28(b)	731,691
1,793,769	WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, 3.75% (6 mo. USD LIBOR + 3.25%), due 12/22/28(b)	1,785,735
1,750,564	WP CPP Holdings, LLC, 2018 Term Loan, 4.75% (3 mo. USD LIBOR + 3.75%), due 04/30/25(b)	1,666,537
380,000	WP CPP Holdings, LLC, 2019 2nd Lien Incremental Term Loan, 8.75% (3 mo. USD LIBOR + 7.75%), due 04/30/26(b)	372,400

		215,016,330

	Convertible Debt — 1.4%
800,000	Aerie Pharmaceuticals, Inc., 1.50%, due 10/01/24(g)	729,703
85,000	Airbnb, Inc., 0.73%, due 03/15/26(h)	82,594
455,000	American Airlines Group, Inc., 6.50%, due 07/01/25(g)	624,715
385,000	Atlas Air Worldwide Holdings, Inc., 1.88%, due 06/01/24	579,184
60,000	Bill.com Holdings, Inc., 0.00%, due 12/01/25(h)	95,670
290,000	Chegg, Inc., 4.79%, due 09/01/26(h)	238,380
85,000	Cloudflare, Inc., 0.00%, due 08/15/26(h) 144A	85,000
50,000	Datadog, Inc., 0.13%, due 06/15/25	88,750
20,000	Dick’s Sporting Goods, Inc., 3.25%, due 04/15/25	62,438
990,000	DISH Network Corp., 3.38%, due 08/15/26	892,980
85,000	DocuSign, Inc., 3.51%, due 01/15/24(h)	79,900
1,360,000	DraftKings, Inc., 6.23%, due 03/15/28(h)	983,960
85,000	Enphase Energy, Inc., 0.00%, due 03/01/28(h)	88,740
45,000	EQT Corp., 1.75%, due 05/01/26	106,875
70,000	Expedia Group, Inc., 0.00%, due 02/15/26(g) (h)	85,491
80,000	Ford Motor Co., 0.00%, due 03/15/26(h)	94,960
76,000	Gannett Co., Inc., 6.00%, due 12/01/27	93,286
390,000	Granite Point Mortgage Trust, Inc. REIT, 5.63%, due 12/01/22 144A	390,244
460,000	Halozyme Therapeutics, Inc., 0.25%, due 03/01/27	403,075
45,000	HubSpot, Inc., 0.38%, due 06/01/25	80,370
70,000	Illumina, Inc., 0.00%, due 08/15/23(h)	76,860
140,000	Liberty Latin America, Ltd., 2.00%, due 07/15/24(g)	127,663
45,000	Liberty Media Corp-Liberty Formula One, 1.00%, due 01/30/23	85,404
90,000	Liberty TripAdvisor Holdings, Inc., 0.50%, due 06/30/51 144A	74,215
30,000	MercadoLibre, Inc., 2.00%, due 08/15/28	83,025
50,000	Middleby Corp. (The), 1.00%, due 09/01/25	69,094
40,000	MongoDB, Inc., 0.25%, due 01/15/26	86,770
65,000	MP Materials Corp., 0.25%, due 04/01/26 144A	94,803
120,000	NCL Corp, Ltd., 2.50%, due 02/15/27 144A	114,840

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Convertible Debt — continued
85,000		Nutanix, Inc., 0.24%, due 01/15/23(h)	84,839
60,000		ON Semiconductor Corp., 0.00%, due 05/01/27(h) 144A	81,480
510,000		Palo Alto Networks, Inc., 0.38%, due 06/01/25	1,076,610
80,000		Pegasystems, Inc., 0.75%, due 03/01/25	75,560
40,000		Pioneer Natural Resources Co., 0.25%, due 05/15/25	95,180
380,000		Rapid7, Inc., 0.25%, due 03/15/27	474,430
445,000		Snap, Inc., 0.13%, due 03/01/28 144A	444,332
90,000		Snap, Inc., 3.23%, due 05/01/27(h) 144A	77,130
865,000		Southwest Airlines Co., 1.25%, due 05/01/25	1,177,049
590,000		Spirit Airlines, Inc., 1.00%, due 05/15/26(g)	532,180
610,000		Splunk, Inc., 1.13%, due 09/15/25	732,000
1,365,000		Stem, Inc., 0.50%, due 12/01/28 144A	1,019,245
590,000		Sunrun, Inc., 6.31%, due 02/01/26(g) (h)	472,295
270,000		Twitter, Inc., 4.56%, due 03/15/26(h)	228,015
295,000		United States Steel Corp., 5.00%, due 11/01/26	863,317
470,000		Unity Software, Inc., 4.51%, due 11/15/26(h) 144A	387,397
45,000		Upstart Holdings, Inc., 0.25%, due 08/15/26 144A	38,390
80,000		Vishay Intertechnology, Inc., 2.25%, due 06/15/25	79,904
700,000		Zscaler, Inc., 0.13%, due 07/01/25	1,194,550

			15,832,892

		Corporate Debt — 33.1%
150,000		AbbVie, Inc., 4.05%, due 11/21/39	154,566
290,000		ABN AMRO Bank NV, 4.75%, due 07/28/25 144A	296,850
427,350		Accelerate360 Holdings LLC, 8.00%, due 03/01/28 144A	446,008
290,000		Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, due 05/01/28 144A	267,058
370,000		AdaptHealth LLC, 4.63%, due 08/01/29 144A	338,334
190,000		AdaptHealth LLC, 5.13%, due 03/01/30(g) 144A	176,832
270,000		AdaptHealth LLC, 6.13%, due 08/01/28 144A	268,514
245,000	EUR	Adevinta ASA, 3.00%, due 11/15/27 144A	264,691
1,040,000	EUR	Adient Global Holdings, Ltd., 3.50%, due 08/15/24(i)	1,138,804
680,000		Adtalem Global Education, Inc., 5.50%, due 03/01/28 144A	659,284
1,840,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, due 01/30/32	1,661,645
250,000		AES Corp. (The), 2.45%, due 01/15/31	223,973
400,000		AFC Gamma, Inc. REIT, 5.75%, due 05/01/27 144A	392,346
645,000		Agile Group Holdings, Ltd., 5.75%, due 01/02/25(g) (i)	225,911
2,985,000		Agrosuper SA, 4.60%, due 01/20/32 144A	2,884,376
240,000		Air Canada, 3.88%, due 08/15/26 144A	226,799
1,015,000		Akbank TAS, 6.80%, due 02/06/26 144A	991,386
570,000		Akumin Escrow, Inc., 7.50%, due 08/01/28 144A	454,310
410,000		Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, due 02/15/28 144A	404,750
500,000		Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 06/01/2 144A 9	441,750
440,000		Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, due 07/15/26 144A	445,808
1,080,000		Altice France Holding SA, 10.50%, due 05/15/27 144A	1,131,516
370,000		Altice France SA, 5.13%, due 07/15/29 144A	332,112
200,000		Altice France SA, 5.50%, due 10/15/29 144A	179,728
480,000		Altria Group, Inc., 5.95%, due 02/14/49	521,659

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
480,000		AMC Entertainment Holdings, Inc., 10.00%, due 06/15/26 144A	431,616
6,650,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	315,477
370,095		American Airlines Pass Through Trust, 4.95%, due 08/15/26	355,347
540,000		American Airlines, Inc., 11.75%, due 07/15/25 144A	631,122
350,000		American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, due 04/20/26 144A	353,117
1,020,000		American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, due 04/20/29 144A	1,017,577
190,000		American Axle & Manufacturing, Inc., 5.00%, due 10/01/29(g)	178,480
220,000		American Express Co., 4.05%, due 12/03/42	232,768
411,085		American News Co. LLC, 8.50% (8.50% Cash or 10.00% PIK), due 09/01/26 144A	460,890
445,000		Anglo American Capital Plc, 2.88%, due 03/17/31 144A	410,796
365,000		Anglo American Capital Plc, 3.88%, due 03/16/29 144A	365,539
295,000		Anglo American Capital Plc, 3.95%, due 09/10/50 144A	277,201
685,000		AngloGold Ashanti Holdings Plc, 3.75%, due 10/01/30	641,807
380,000		Antares Holdings, LP, 3.95%, due 07/15/26 144A	354,823
1,080,000		Antero Resources Corp., 5.38%, due 03/01/30 144A	1,104,581
470,000		Apollo Commercial Real Estate Finance, Inc. REIT, 4.63%, due 06/15/29 144A	427,439
712,174	EUR	ARD Finance SA, 5.00% (5.00% Cash or 5.75% PIK), due 06/30/27(i)	722,404
180,000	EUR	ARD Finance SA, 5.00% (5.00% Cash or 5.75% PIK), due 06/30/27 144A	182,586
750,000		ARD Finance SA, 6.50% (6.50% Cash or 7.25% PIK), due 06/30/27 144A	687,142
2,285,000		Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance Plc, 4.00%, due 09/01/29 144A	2,061,755
650,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 5.25%, due 04/30/25 144A	650,247
761,340		Ardonagh Midco 2 Plc, 11.50% (11.50% Cash or 12.75% PIK), due 01/15/27 144A	810,827
1,370,000		Ares Capital Corp., 2.88%, due 06/15/28	1,215,330
2,990,000		Ashland LLC, 3.38%, due 09/01/31 144A	2,644,924
900,000		Ashtead Capital, Inc., 2.45%, due 08/12/31 144A	793,465
365,000		At Home Group, Inc., 4.88%, due 07/15/28 144A	325,585
557,000		AT&T, Inc., 3.50%, due 09/15/53	490,864
540,000		AT&T, Inc., 3.50%, due 02/01/61	460,896
1,110,000		AT&T, Inc., 3.55%, due 09/15/55	982,781
450,000		AT&T, Inc., 3.65%, due 09/15/59	396,184
275,000		AT&T, Inc., 3.80%, due 12/01/57	251,988
295,000		AT&T, Inc., 3.85%, due 06/01/60	265,103
390,000		Australia & New Zealand Banking Group, Ltd., 2.95% (5 yr. CMT + 1.29%), due 07/22/30(b) 144A	375,745
60,000		AutoNation, Inc., 4.75%, due 06/01/30	62,657
160,000		Aviation Capital Group LLC, 5.50%, due 12/15/24 144A	164,834
250,000		Avolon Holdings Funding, Ltd., 4.25%, due 04/15/26 144A	246,890
160,000		Avolon Holdings Funding, Ltd., 5.13%, due 10/01/23 144A	162,905
800,000		B3 SA - Brasil Bolsa Balcao, 4.13%, due 09/20/31 144A	721,680
330,000		Ball Corp., 3.13%, due 09/15/31	295,647
200,000	EUR	Banco Bilbao Vizcaya Argentaria SA, 5.88% (5 yr. EUR swap annual + 5.66%)(b) (i) (j)	230,458
1,090,000		Banco Mercantil del Norte SA, 7.50% (10 yr. CMT + 5.47%)(b) (j) 144A	1,070,838
610,000		Banco Mercantil del Norte SA, 7.63% (10 yr. CMT + 5.35%)(b) (j) 144A	614,029
800,000		Banco Santander SA, 2.75%, due 12/03/30	705,257
600,000		Banco Santander SA, 2.96%, due 03/25/31	555,444
2,000,000		Banco Santander SA, 3.23% (1 yr. CMT + 1.60%), due 11/22/32(b)	1,797,416
800,000		Banco Santander SA, 4.18% (1 yr. CMT + 2.00%), due 03/24/28(b)	804,595

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
1,200,000		Banco Santander SA, 7.50% (5 yr. USD ICE swap + 4.99%)(b) (i) (j)	1,249,200
220,000		Bank of America Corp., 2.48% (5 yr. CMT + 1.20%), due 09/21/36(b)	189,495
1,920,000		Barclays Plc, 2.89% (1 yr. CMT + 1.30%), due 11/24/32(b)	1,743,635
720,000		Barclays Plc, 4.38% (5 yr. CMT + 3.41%)(b) (j)	635,940
200,000		Barclays Plc, 5.09% (3 mo. USD LIBOR + 3.05%), due 06/20/30(b)	207,808
535,000	GBP	Barclays Plc, 6.38% (5 yr. UK Government Bond + 6.02%)(b) (i) (j)	729,154
350,000		Barclays Plc, 8.00% (5 yr. CMT + 5.67%)(b) (j)	370,650
240,000	EUR	Barclays Plc, (MTN), 2.00% (5 yr. EUR swap annual + 1.90%), due 02/07/28(b) (i)	268,646
700,000		Bath & Body Works, Inc., 5.25%, due 02/01/28	705,561
290,000		Bath & Body Works, Inc., 6.63%, due 10/01/30 144A	304,841
250,000		Bausch Health Americas, Inc., 8.50%, due 01/31/27(g) 144A	249,575
340,000		Bausch Health Cos., Inc., 6.13%, due 02/01/27 144A	342,565
150,000		Bausch Health Cos., Inc., 7.00%, due 01/15/28 144A	134,531
30,000		Bausch Health Cos., Inc., 9.00%, due 12/15/25 144A	31,113
1,090,000		Bed Bath & Beyond, Inc., 5.17%, due 08/01/44(g)	776,096
2,062,000		Berry Petroleum Co. LLC, 7.00%, due 02/15/26 144A	2,038,349
850,000		Bimbo Bakeries USA, Inc., 4.00%, due 05/17/51(g) 144A	794,914
840,000		BlackRock TCP Capital Corp., 2.85%, due 02/09/26	786,803
1,465,000		BlackRock, Inc., 2.10%, due 02/25/32	1,329,132
1,585,000		Blackstone Holdings Finance Co. LLC, 2.00%, due 01/30/32 144A	1,383,319
885,000		Blackstone Secured Lending Fund, 2.85%, due 09/30/28 144A	768,829
740,000		Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/25 144A	775,154
850,000		BNP Paribas SA, 2.16% (SOFR + 1.22%), due 09/15/29(b) 144A	757,479
1,285,000		BNP Paribas SA, 4.50% (5 yr. CMT + 2.94%)(b) (g) (j) 144A	1,153,448
1,515,000		BNP Paribas SA, 4.63% (5 yr. CMT + 3.20%)(b) (j) 144A	1,427,887
230,000		Boeing Co. (The), 2.20%, due 02/04/26	217,703
50,000		Boeing Co. (The), 2.70%, due 02/01/27	48,035
410,000		Boeing Co. (The), 3.25%, due 02/01/35	366,856
230,000		Boeing Co. (The), 3.75%, due 02/01/50	205,519
430,000		Boeing Co. (The), 5.15%, due 05/01/30	459,239
780,000		Boeing Co. (The), 5.93%, due 05/01/60	903,516
1,620,000		Boyne USA, Inc., 4.75%, due 05/15/29 144A	1,557,298
440,000		Braskem Netherlands Finance BV, 4.50%, due 01/10/28 144A	434,870
2,195,000		Broadcom, Inc., 4.15%, due 04/15/32(c)	2,190,193
1,620,000		Brunswick Corp., 2.40%, due 08/18/31	1,374,675
420,000		Builders FirstSource, Inc., 4.25%, due 02/01/32 144A	391,793
2,755,000		Caesars Entertainment, Inc., 4.63%, due 10/15/29 144A	2,579,369
685,000		Caesars Entertainment, Inc., 8.13%, due 07/01/27 144A	734,882
270,000		Callon Petroleum Co., 6.13%, due 10/01/24	269,027
125,000		Callon Petroleum Co., 6.38%, due 07/01/26	124,449
205,000		Callon Petroleum Co., 8.00%, due 08/01/28(g) 144A	216,456
140,000		Cano Health LLC, 6.25%, due 10/01/28(g) 144A	134,667
1,120,000		Carnival Corp., 9.88%, due 08/01/27 144A	1,239,806
790,000		Carnival Plc, 7.88%, due 06/01/27	881,604
250,000		Carriage Purchaser, Inc., 7.88%, due 10/15/29 144A	231,241
490,000		Carrols Restaurant Group, Inc., 5.88%, due 07/01/29(g) 144A	400,303
545,000	EUR	Catalent Pharma Solutions, Inc., 2.38%, due 03/01/28(i)	568,981
765,000	EUR	Catalent Pharma Solutions, Inc., 2.38%, due 03/01/28 144A	798,662
865,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, due 02/01/31 144A	786,108

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
1,500,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, due 05/01/32	1,374,150
245,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, due 03/01/30 144A	235,689
1,500,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, due 02/01/32 144A	1,399,080
970,000		Celulosa Arauco y Constitucion SA, 5.15%, due 01/29/50 144A	960,882
480,000		Cemex SAB de CV, 3.88%, due 07/11/31 144A	438,816
1,390,000		Cemex SAB de CV, 5.13% (5 yr. CMT + 4.53%)(b) (j) 144A	1,366,224
1,255,000		Cemex SAB de CV, 5.20%, due 09/17/30 144A	1,250,645
83,000		Cenovus Energy, Inc., 5.38%, due 07/15/25	87,593
350,000		Centene Corp., 4.25%, due 12/15/27	351,673
200,000		Century Communities, Inc., 3.88%, due 08/15/29 144A	179,729
150,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, due 03/01/42	124,437
1,495,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 3.90%, due 06/01/52	1,265,364
2,235,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, due 04/01/33	2,231,482
600,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.13%, due 07/01/49	597,056
100,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 04/01/38	102,948
185,000		Chevron Corp., 3.08%, due 05/11/50	175,186
620,000		CHS/Community Health Systems, Inc., 6.13%, due 04/01/30(g) 144A	578,131
880,000		CHS/Community Health Systems, Inc., 6.88%, due 04/15/29(g) 144A	865,814
160,000		Cigna Corp., 4.80%, due 08/15/38	175,696
530,000	EUR	Cirsa Finance International SARL, 4.50%, due 03/15/27 144A	556,658
1,520,000		Citigroup, Inc., 1.81% (SOFR + 1.53%), due 03/17/26(b)	1,539,039
110,000		Citigroup, Inc., 4.65%, due 07/30/45	121,245
170,000		Citigroup, Inc., 6.30% (3 mo. USD LIBOR + 3.42%)(b) (j)	171,318
850,000		Clarios Global, LP/Clarios US Finance Co., 8.50%, due 05/15/27 144A	883,022
745,000		Clarivate Science Holdings Corp., 4.88%, due 07/01/29(g) 144A	702,464
930,000		Clear Channel Outdoor Holdings, Inc., 7.50%, due 06/01/29 144A	929,098
595,000		Clydesdale Acquisition Holdings, Inc., 6.63%, due 04/15/29(c) 144A	602,437
980,000		Clydesdale Acquisition Holdings, Inc., 8.75%, due 04/15/30(c) 144A	923,650
3,820,000		Coca-Cola Icecek AS, 4.50%, due 01/20/29 144A	3,604,707
530,000		Coinbase Global, Inc., 3.63%, due 10/01/31 144A	452,856
1,790,000		Colgate Energy Partners III LLC, 5.88%, due 07/01/29 144A	1,848,569
635,000		Colombia Telecomunicaciones SA ESP, 4.95%, due 07/17/30 144A	583,927
380,000		Comcast Corp., 4.25%, due 10/15/30	405,940
530,000		Commercial Metals Co., 3.88%, due 02/15/31	482,546
1,600,000	EUR	Commerzbank AG, 6.13% (5 yr. EUR swap annual + 6.36%)(b) (i) (j)	1,830,664
226,000		CommScope Technologies LLC, 6.00%, due 06/15/25 144A	214,314
1,665,000		CommScope, Inc., 7.13%, due 07/01/28(g) 144A	1,505,992
710,000		CommScope, Inc., 8.25%, due 03/01/27(g) 144A	691,295
1,380,000		Continental Resources, Inc., 2.27%, due 11/15/26 144A	1,290,300
660,000		Continental Resources, Inc., 5.75%, due 01/15/31 144A	722,911
400,000	EUR	Cooperatieve Rabobank UA, 4.63% (5 yr. EUR swap annual + 4.10%)(b) (g) (i) (j)	455,763
1,750,000		Corebridge Financial, Inc., 4.40%, due 04/05/52(c)	1,749,702
1,030,000		CoreCivic, Inc., 8.25%, due 04/15/26	1,062,702
450,000		Country Garden Holdings Co., Ltd., 8.00%, due 01/27/24(g) (i)	387,540

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
1,765,000		Covanta Holding Corp., 4.88%, due 12/01/29 144A	1,687,252
2,025,000		Credit Agricole SA, 4.75% (5 yr. CMT + 3.24%)(b) (j) 144A	1,842,608
375,000		Credit Agricole SA, 7.88% (5 yr. USD swap + 4.90%)(b) (j) 144A	396,328
380,000		Credit Agricole SA, 8.13% (5 yr. USD swap + 6.19%)(b) (j) 144A	423,757
200,000		Credit Suisse Group AG, 7.50% (5 yr. USD swap + 4.60%)(b) (j) 144A	203,550
240,000		Crown Castle International Corp. REIT, 3.30%, due 07/01/30	229,856
600,000		CSC Holdings LLC, 4.50%, due 11/15/31 144A	537,750
210,000		CSC Holdings LLC, 5.75%, due 01/15/30 144A	187,262
960,000		CSC Holdings LLC, 6.50%, due 02/01/29 144A	969,475
1,805,000		CT Trust, 5.13%, due 02/03/32 144A	1,805,794
90,000		CVS Health Corp., 4.78%, due 03/25/38	98,592
90,000		CVS Health Corp., 5.05%, due 03/25/48	102,192
30,000		DCP Midstream Operating, LP, 5.63%, due 07/15/27	31,512
130,000		DCP Midstream Operating, LP, 6.75%, due 09/15/37 144A	153,083
300,000		DCP Midstream, LP, 7.38% (3 mo. USD LIBOR + 5.15%)(b) (j)	288,750
440,000		Dell International LLC/EMC Corp., 6.20%, due 07/15/30	502,389
334,000		Dell International LLC/EMC Corp., 8.35%, due 07/15/46	489,803
640,000		Delta Air Lines, Inc., 7.00%, due 05/01/25 144A	686,038
110,000		Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, due 10/20/28 144A	111,034
660,000		Deutsche Bank AG, 3.73% (SOFR + 2.76%), due 01/14/32(b)	589,643
830,000		Deutsche Bank AG, 3.74% (SOFR + 2.26%), due 01/07/33(b)	734,616
1,200,000		Deutsche Bank AG, 4.79% (5 yr. USD swap + 4.36%)(b) (i) (j)	1,121,339
400,000		Deutsche Bank AG, 7.50% (5 yr. USD swap + 5.00%)(b) (g) (j)	412,120
840,000		Devon Energy Corp., 5.00%, due 06/15/45	917,963
100,000		Diamondback Energy, Inc., 3.13%, due 03/24/31	95,674
300,000		Diamondback Energy, Inc., 3.50%, due 12/01/29	297,513
1,120,000		DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, due 08/15/27 144A	1,103,284
2,940,000		DISH DBS Corp., 5.13%, due 06/01/29	2,507,526
580,000		DISH DBS Corp., 5.75%, due 12/01/28 144A	549,912
240,000		DISH DBS Corp., 7.75%, due 07/01/26	238,739
240,000		Diversified Healthcare Trust REIT, 4.75%, due 02/15/28	218,989
490,000		Diversified Healthcare Trust REIT, 9.75%, due 06/15/25	516,318
740,000		DP World Plc, 5.63%, due 09/25/48 144A	803,124
255,000		Dun & Bradstreet Corp. (The), 5.00%, due 12/15/29 144A	239,979
295,000		eBay, Inc., 4.00%, due 07/15/42	291,053
410,000		Endeavor Energy Resources, LP/EER Finance, Inc., 5.75%, due 01/30/28 144A	424,299
240,000		Endeavor Energy Resources, LP/EER Finance, Inc., 6.63%, due 07/15/25 144A	249,395
1,690,000		Endeavour Mining Plc, 5.00%, due 10/14/26 144A	1,558,653
520,000		Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, due 07/31/27(g) 144A	456,820
490,000		Endo Luxembourg Finance Co. I SARL/Endo US, Inc., 6.13%, due 04/01/29 144A	447,715
755,000		Enel Finance International NV, 2.88%, due 07/12/41 144A	625,377
980,000		Energean Israel Finance, Ltd., 5.88%, due 03/30/31(i) 144A	938,350
1,065,000	EUR	Energizer Gamma Acquisition BV, 3.50%, due 06/30/29 144A	1,047,270
280,000		Energy Transfer, LP, 5.35%, due 05/15/45	289,183
210,000		Energy Transfer, LP, 6.25%, due 04/15/49	241,898
230,000		Energy Transfer, LP, 6.25% (3 mo. USD LIBOR + 4.03%)(b) (j)	197,513
270,000		Energy Transfer, LP, 7.13% (5 yr. CMT + 5.31%)(b) (j)	263,925
395,000		Enstar Group, Ltd., 3.10%, due 09/01/31	353,936
205,000		Enstar Group, Ltd., 4.95%, due 06/01/29	213,098

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
820,000	Enterprise Products Operating LLC, 3.70%, due 01/31/51	752,819
160,000	Enterprise Products Operating LLC, 3.95%, due 01/31/60	149,305
265,000	EPR Properties REIT, 3.75%, due 08/15/29	248,372
150,000	EQM Midstream Partners, LP, 6.00%, due 07/01/25 144A	153,255
140,000	EQM Midstream Partners, LP, 6.50%, due 07/01/27 144A	146,453
810,000	EQT Corp., 3.90%, due 10/01/27	808,850
330,000	EQT Corp., 7.50%, due 02/01/30(k)	382,968
230,000	FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, due 08/15/26 144A	227,551
160,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.63%, due 01/15/29 144A	151,923
200,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, due 01/15/30 144A	184,247
300,000	First Quantum Minerals, Ltd., 6.88%, due 03/01/26 144A	308,678
1,550,000	First Quantum Minerals, Ltd., 6.88%, due 10/15/27 144A	1,625,252
420,000	FirstCash, Inc., 5.63%, due 01/01/30 144A	404,036
130,000	FirstEnergy Corp., 7.38%, due 11/15/31	160,576
1,040,000	Five Point Operating Co., LP/Five Point Capital Corp., 7.88%, due 11/15/25 144A	1,065,761
2,330,000	Foot Locker, Inc., 4.00%, due 10/01/29 144A	2,043,317
1,530,000	Ford Motor Co., 3.25%, due 02/12/32	1,369,059
390,000	Ford Motor Credit Co. LLC, 2.90%, due 02/16/28	353,299
820,000	Ford Motor Credit Co. LLC, 3.63%, due 06/17/31	742,108
380,000	Ford Motor Credit Co. LLC, 4.00%, due 11/13/30	358,450
480,000	Ford Motor Credit Co. LLC, 4.95%, due 05/28/27	488,664
1,000,000	Freeport Minerals Corp., 7.13%, due 11/01/27	1,184,700
180,000	Freeport-McMoRan, Inc., 4.55%, due 11/14/24	185,689
455,000	Freeport-McMoRan, Inc., 4.63%, due 08/01/30	465,761
500,000	Gannett Holdings LLC, 6.00%, due 11/01/26 144A	484,375
280,000	Gartner, Inc., 3.63%, due 06/15/29 144A	262,889
590,000	Gazprom PJSC Via Gaz Capital SA, 4.95%, due 03/23/27(d)	256,650
155,000	General Motors Co., 5.20%, due 04/01/45	157,472
50,000	GEO Group, Inc. (The) REIT, 5.13%, due 04/01/23	47,812
890,000	GEO Group, Inc. (The) REIT, 5.88%, due 10/15/24	769,053
150,000	GEO Group, Inc. (The) REIT, 6.00%, due 04/15/26	117,182
200,000	GFL Environmental, Inc., 5.13%, due 12/15/26 144A	201,968
1,066,194	Global Aircraft Leasing Co., Ltd., 6.50% (6.50% Cash or 7.25% PIK), due 09/15/24 144A	970,023
280,000	Global Atlantic Fin Co., 4.40%, due 10/15/29 144A	280,065
1,125,000	Gold Fields Orogen Holdings BVI, Ltd., 6.13%, due 05/15/29 144A	1,220,676
2,100,000	Goldman Sachs Group, Inc. (The), 3.44% (SOFR + 1.63%), due 02/24/43(b)	1,949,960
190,000	Goldman Sachs Group, Inc. (The), 5.15%, due 05/22/45	213,121
810,000	Granite US Holdings Corp., 11.00%, due 10/01/27(g) 144A	855,518
1,880,000	Gray Escrow II, Inc., 5.38%, due 11/15/31 144A	1,800,100
1,460,000	Guitar Center, Inc., 8.50%, due 01/15/26 144A	1,492,047
850,000	H&E Equipment Services, Inc., 3.88%, due 12/15/28 144A	797,933
420,000	Hawaiian Brand Intellectual Property, Ltd./HawaiianMiles Loyalty, Ltd., 5.75%, due 01/20/26 144A	420,794
1,555,000	HCA, Inc., 5.88%, due 02/01/29	1,702,445
80,000	Healthpeak Properties, Inc. REIT, 3.50%, due 07/15/29	79,978
255,000	Helmerich & Payne, Inc., 2.90%, due 09/29/31 144A	233,616

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
780,000		Hertz Corp. (The), 5.00%, due 12/01/29 144A	706,910
125,000		Hess Midstream Operations, LP, 5.13%, due 06/15/28 144A	125,163
570,000		Howard Midstream Energy Partners LLC, 6.75%, due 01/15/27 144A	559,224
955,000		HSBC Holdings Plc, 4.60% (5 yr. CMT + 3.65%)(b) (g) (j)	854,725
250,000	EUR	HSBC Holdings Plc, 5.25% (5 yr. EUR swap annual + 4.38%)(b) (i) (j)	282,000
190,000	EUR	HSE Finance SARL, 5.63%, due 10/15/26 144A	200,965
870,000		HTA Group, Ltd., 7.00%, due 12/18/25 144A	862,535
260,000		Hudbay Minerals, Inc., 4.50%, due 04/01/26 144A	253,109
610,000		Hudbay Minerals, Inc., 6.13%, due 04/01/29 144A	629,227
280,000		iHeartCommunications, Inc., 4.75%, due 01/15/28 144A	267,975
320,000		iHeartCommunications, Inc., 5.25%, due 08/15/27 144A	316,966
145,000		iHeartCommunications, Inc., 6.38%, due 05/01/26	149,223
740,000		IHS Netherlands Holdco BV, 8.00%, due 09/18/27(i)	740,474
2,335,000		IHS Netherlands Holdco BV, 8.00%, due 09/18/27 144A	2,336,494
2,945,000		II-VI, Inc., 5.00%, due 12/15/29 144A	2,882,934
900,000		Iliad Holding SASU, 6.50%, due 10/15/26 144A	903,609
810,000		Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 07/01/28 144A	821,137
265,000	EUR	IMA Industria Macchine Automatiche SpA, 3.75%, due 01/15/28 144A	277,128
1,995,000		Independence Energy Finance LLC, 7.25%, due 05/01/26 144A	2,007,529
1,580,000		ING Groep NV, 4.25% (SOFR + 2.07%), due 03/28/33(b)	1,628,219
200,000		Intesa Sanpaolo SpA, 4.00%, due 09/23/29 144A	194,553
1,450,000		Intesa Sanpaolo SpA, 4.95% (1 yr. CMT + 2.75%), due 06/01/42(b) 144A	1,244,063
350,000		Intesa Sanpaolo SpA, 5.71%, due 01/15/26 144A	357,991
570,000		Itau Unibanco Holding SA, 3.88% (5 yr. CMT + 3.45%), due 04/15/31(b) 144A	541,004
1,059,000		Itau Unibanco Holding SA, 4.63% (5 yr. CMT + 3.22%)(b) (j) 144A	968,985
1,195,000		Jackson Financial, Inc., 3.13%, due 11/23/31 144A	1,089,425
690,000		Jane Street Group/JSG Finance, Inc., 4.50%, due 11/15/29 144A	654,675
225,000		Jazz Securities DAC, 4.38%, due 01/15/29 144A	218,271
631,495		K2016470219 South Africa, Ltd., 3.00% (3.00% Cash or PIK), due 12/31/22(d)	1,803
223,090		K2016470260 South Africa, Ltd., 25.00% (25.00% Cash or PIK), due 12/31/22(d)	580
660,000		KazMunayGas National Co. JSC, 4.75%, due 04/19/27 144A	641,890
790,000		KazTransGas JSC, 4.38%, due 09/26/27(g) 144A	715,424
1,770,000		Kenbourne Invest SA, 4.70%, due 01/22/28 144A	1,558,538
1,005,000		Kosmos Energy, Ltd., 7.13%, due 04/04/26(g) 144A	983,905
30,000		Las Vegas Sands Corp., 3.20%, due 08/08/24	28,663
425,000		Lazard Group LLC, 4.38%, due 03/11/29	435,203
650,000		Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 02/01/26 144A	624,832
35,000		Lennar Corp., 4.50%, due 04/30/24	35,904
120,000		Lennar Corp., 4.75%, due 11/15/22(k)	121,232
560,000		Lennar Corp., 4.88%, due 12/15/23	575,499
460,000		Leviathan Bond, Ltd., 6.50%, due 06/30/27(i) 144A	473,724
250,000		Liberty Interactive LLC, 8.25%, due 02/01/30(g)	228,826
320,000		Liberty Interactive LLC, 8.50%, due 07/15/29	299,880
1,590,000		Liberty Mutual Group, Inc., 4.30%, due 02/01/61 144A	1,267,548
960,000		Liquid Telecommunications Financing Plc, 5.50%, due 09/04/26 144A	925,594
250,000	EUR	Lloyds Banking Group Plc, 4.95% (5 yr. EURIBOR + 5.29%)(b) (g) (i) (j)	287,863
540,000		LogMeIn, Inc., 5.50%, due 09/01/27 144A	505,024
2,470,000	EUR	Lorca Telecom Bondco SA, 4.00%, due 09/18/27 144A	2,656,567

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
400,000		Lukoil International Finance BV, 4.75%, due 11/02/26 144A	230,000
2,145,000		Macquarie Group, Ltd., 4.44% (SOFR + 2.41%), due 06/21/33(b) 144A	2,167,910
1,280,000		Macy’s Retail Holdings LLC, 5.88%, due 03/15/30(g) 144A	1,264,218
220,000		Macy’s Retail Holdings LLC, 6.13%, due 03/15/32 144A	217,543
630,000		Madison IAQ LLC, 5.88%, due 06/30/29 144A	566,298
2,155,000		Magallanes, Inc., 5.14%, due 03/15/52 144A	2,209,889
2,570,000		Mclaren Finance Plc, 7.50%, due 08/01/26(g) 144A	2,535,279
130,000		MDC Holdings, Inc., 6.00%, due 01/15/43	133,767
440,000		MEG Energy Corp., 5.88%, due 02/01/29 144A	446,888
210,000		MEG Energy Corp., 7.13%, due 02/01/27 144A	220,150
1,520,000		MEGlobal Canada ULC, 5.88%, due 05/18/30 144A	1,689,336
320,000		Melco Resorts Finance, Ltd., 5.38%, due 12/04/29 144A	272,800
800,000		MercadoLibre, Inc., 3.13%, due 01/14/31	698,968
3,050,000		Merck & Co., Inc., 2.90%, due 12/10/61	2,605,328
145,000		MetLife, Inc., 4.60%, due 05/13/46	162,574
985,000		Michaels Cos, Inc. (The), 5.25%, due 05/01/28 144A	905,589
560,000		Michaels Cos, Inc. (The), 7.88%, due 05/01/29 144A	480,197
560,000		Micron Technology, Inc., 3.37%, due 11/01/41	501,382
210,000		Midcap Financial Issuer Trust, 5.63%, due 01/15/30 144A	185,971
710,000		Midcap Financial Issuer Trust, 6.50%, due 05/01/28 144A	668,756
747,000		Millicom International Cellular SA, 4.50%, due 04/27/31 144A	696,637
2,295,000		Millicom International Cellular SA, 6.25%, due 03/25/29 144A	2,439,218
170,000		Minerals Technologies, Inc., 5.00%, due 07/01/28 144A	162,137
1,350,000		Minerva Merger Sub, Inc., 6.50%, due 02/15/30 144A	1,311,363
655,000		Mitsubishi UFJ Financial Group, Inc., 2.49% (1 yr. CMT + 0.97%), due 10/13/32(b)	590,408
890,000		MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, due 02/01/30 144A	832,617
1,040,000		Moody’s Corp., 2.00%, due 08/19/31	924,143
440,000		Mountain Province Diamonds, Inc., 8.00%, due 12/15/22(g) 144A	440,898
2,110,000		Mozart Debt Merger SUB, Inc., 3.88%, due 04/01/29 144A	1,954,440
1,370,000		Mozart Debt Merger SUB, Inc., 5.25%, due 10/01/29(g) 144A	1,275,401
500,000		MPT Operating Partnership, LP/MPT Finance Corp. REIT, 3.50%, due 03/15/31	465,209
160,000	GBP	MPT Operating Partnership, LP/MPT Finance Corp. REIT, 3.69%, due 06/05/28	204,959
120,000		MSCI, Inc., 3.25%, due 08/15/33 144A	108,113
295,000		Mylan, Inc., 5.40%, due 11/29/43	288,568
245,000		NatWest Group Plc, 4.27% (3 mo. USD LIBOR + 1.76%), due 03/22/25(b)	247,960
1,120,000	GBP	NatWest Group Plc, 4.50% (5 yr. UK Government Bond + 3.99%)(b) (j)	1,372,483
170,000		Navient Corp., (MTN), 5.63%, due 08/01/33	143,486
235,000		NBM US Holdings, Inc., 7.00%, due 05/14/26 144A	244,174
810,000		NCL Corp., Ltd., 5.88%, due 02/15/27 144A	798,883
450,000		NCL Corp., Ltd., 7.75%, due 02/15/29(g) 144A	453,739
660,000		NCR Corp., 5.13%, due 04/15/29 144A	635,280
450,000		Neptune Energy Bondco Plc, 6.63%, due 05/15/25 144A	453,195
280,000		Netflix, Inc., 6.38%, due 05/15/29	317,097
1,085,000		New Metro Global, Ltd., 4.50%, due 05/02/26(i)	661,850
1,635,000		Nexstar Media, Inc., 5.63%, due 07/15/27 144A	1,656,991
420,000		NMI Holdings, Inc., 7.38%, due 06/01/25 144A	441,535
915,000		Nomura Holdings, Inc., 2.61%, due 07/14/31	823,933
700,000		Northern Oil and Gas, Inc., 8.13%, due 03/01/28 144A	730,387
400,000		Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22(d) (l)	24

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
160,000	EUR	Novelis Sheet Ingot GmbH, 3.38%, due 04/15/29 144A	170,287
60,000		NRG Energy, Inc., 3.63%, due 02/15/31 144A	52,863
1,090,000		Oasis Petroleum, Inc., 6.38%, due 06/01/26 144A	1,118,651
280,000		Occidental Petroleum Corp., 4.50%, due 07/15/44	268,156
30,000		Occidental Petroleum Corp., 6.45%, due 09/15/36	35,298
180,000		Occidental Petroleum Corp., 7.20%, due 03/15/29	200,712
870,000		OCP SA, 5.13%, due 06/23/51 144A	726,450
1,490,000		Olympus Water US Holding Corp., 4.25%, due 10/01/28 144A	1,356,198
225,000		Olympus Water US Holding Corp., 6.25%, due 10/01/29(g) 144A	199,557
2,155,000		OneMain Finance Corp., 5.38%, due 11/15/29	2,097,375
1,130,000		Option Care Health, Inc., 4.38%, due 10/31/29 144A	1,061,449
565,000		Oracle Corp., 3.95%, due 03/25/51	495,741
1,240,000		Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, due 04/30/31 144A	1,198,274
950,000		Outfront Media Capital LLC/Outfront Media Capital Corp., 4.63%, due 03/15/3 144A	895,973
590,000		Oversea-Chinese Banking Corp., Ltd., (MTN), 4.25%, due 06/19/24(i)	602,002
240,000		Pactiv LLC, 8.38%, due 04/15/27	246,336
1,315,000		Papa John’s International, Inc., 3.88%, due 09/15/29(g) 144A	1,208,432
580,000	EUR	Paprec Holding SA, 3.50%, due 07/01/28 144A	621,682
1,340,000		Park-Ohio Industries, Inc., 6.63%, due 04/15/27(g)	1,123,824
250,000		Parsley Energy LLC/Parsley Finance Corp., 5.63%, due 10/15/27 144A	258,450
260,000		Pattern Energy Operations, LP/Pattern Energy Operations, Inc., 4.50%, due 08/15/28 144A	256,090
525,000		Paysafe Finance Plc/Paysafe Holdings US Corp., 4.00%, due 06/15/29 144A	447,242
910,000		Penn Virginia Escrow LLC, 9.25%, due 08/15/26 144A	961,005
1,260,000		PerkinElmer, Inc., 2.25%, due 09/15/31	1,115,793
580,000		Petrobras Global Finance BV, 5.30%, due 01/27/25	606,648
1,550,000		Petrobras Global Finance BV, 6.85%, due 06/05/15(g) (m)	1,456,488
7,056,900	MXN	Petroleos Mexicanos, 7.19%, due 09/12/24(i)	333,005
300,000		PetSmart, Inc./PetSmart Finance Corp., 4.75%, due 02/15/28 144A	290,319
290,000		PetSmart, Inc./PetSmart Finance Corp., 7.75%, due 02/15/29 144A	299,779
935,000		Phillips 66, 3.30%, due 03/15/52	825,130
690,000		Photo Holdings Merger Sub, Inc., 8.50%, due 10/01/26 144A	658,550
240,000		Plains All American Pipeline, LP, 6.13% (3 mo. USD LIBOR + 4.11%)(b) (j)	205,920
280,000		Playtika Holding Corp., 4.25%, due 03/15/29 144A	258,842
105,000	EUR	PLT VII Finance SARL, 4.63%, due 01/05/26 144A	115,758
880,000		PM General Purchaser LLC, 9.50%, due 10/01/28 144A	866,422
600,000		Precision Drilling Corp., 6.88%, due 01/15/29 144A	609,729
15,000		Precision Drilling Corp., 7.13%, due 01/15/26 144A	15,317
110,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	107,824
280,000		Prosperous Ray, Ltd., 4.63%, due 11/12/23(i)	287,314
680,000		Prosus NV, 3.06%, due 07/13/31 144A	565,851
1,815,000		Prosus NV, 4.03%, due 08/03/50 144A	1,373,928
4,195,000		Prosus NV, 4.19%, due 01/19/32 144A	3,696,064
45,000		Prudential Financial, Inc., 5.63% (3 mo. USD LIBOR + 3.92%), due 06/15/43(b)	45,394
920,000		Public Storage REIT, 2.25%, due 11/09/31	842,385
400,000		QVC, Inc., 5.45%, due 08/15/34	335,804
520,000		Rackspace Technology Global, Inc., 3.50%, due 02/15/28 144A	466,284
575,000		Radian Group, Inc., 6.63%, due 03/15/25	605,823

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
750,000		Radiology Partners, Inc., 9.25%, due 02/01/28 144A	751,489
410,000		Range Resources Corp., 4.75%, due 02/15/30(g) 144A	407,827
130,000		Range Resources Corp., 5.00%, due 03/15/23	131,105
870,000		Range Resources Corp., 8.25%, due 01/15/29	954,668
1,625,000		Raytheon Technologies Corp., 1.90%, due 09/01/31	1,439,920
410,000		Raytheon Technologies Corp., 3.13%, due 07/01/50	369,750
400,000		Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, due 01/15/29 144A	377,776
620,000		Rent-A-Center, Inc, 6.38%, due 02/15/29(g) 144A	568,115
400,000		Ritchie Bros Holdings, Inc., 4.75%, due 12/15/31 144A	390,648
1,165,000		ROBLOX Corp., 3.88%, due 05/01/30 144A	1,091,162
500,000		Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.00%, due 10/15/33 144A	438,925
500,000		Rocket Software, Inc., 6.50%, due 02/15/29(g) 144A	454,727
210,000		Rockies Express Pipeline LLC, 7.50%, due 07/15/38 144A	213,938
210,000		Roller Bearing Co. of America, Inc., 4.38%, due 10/15/29 144A	196,088
2,480,000		Rumo Luxembourg SARL, 4.20%, due 01/18/32(g) 144A	2,151,983
590,000	GBP	Saga Plc, 5.50%, due 07/15/26(i)	736,041
470,000		Sands China, Ltd., 2.55%, due 03/08/27(k) 144A	410,545
200,000		Sands China, Ltd., 3.10%, due 03/08/29(k) 144A	171,000
200,000		Sands China, Ltd., 5.13%, due 08/08/25(k)	199,250
890,000		Santander Holdings USA, Inc., 2.49% (SOFR + 1.25%), due 01/06/28(b)	831,703
420,000		Sasol Financing USA LLC, 4.38%, due 09/18/26	401,841
420,000		Sasol Financing USA LLC, 5.50%, due 03/18/31	392,931
1,225,000		Scientific Games International, Inc., 7.00%, due 05/15/28 144A	1,271,856
1,050,000		Scientific Games International, Inc., 8.63%, due 07/01/25 144A	1,105,650
310,000	EUR	SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, due 11/01/26 144A	332,461
340,000		Seagate HDD Cayman, 4.09%, due 06/01/29	330,526
321,000		Seagate HDD Cayman, 4.88%, due 06/01/27	328,879
545,000		Sempra Energy, 3.70%, due 04/01/29	548,100
4,080,000		Service Properties Trust REIT, 5.00%, due 08/15/22	4,065,128
290,000		Service Properties Trust REIT, 5.50%, due 12/15/27	280,068
400,000		Service Properties Trust REIT, 7.50%, due 09/15/25	420,120
400,000		Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, due 11/01/26 144A	389,460
900,000		Shimao Group Holdings, Ltd., 4.75%, due 07/03/22(i)	333,000
1,615,000		Shriram Transport Finance Co., Ltd., 4.15%, due 07/18/25 144A	1,540,306
620,000		Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, due 03/01/29 144A	582,056
1,480,000		Societe Generale SA, 2.89% (1 yr. CMT + 1.30%), due 06/09/32(b) 144A	1,328,511
1,095,000		Societe Generale SA, 3.63%, due 03/01/41(d)	917,328
805,000		Societe Generale SA, 4.03% (1 yr. CMT + 1.90%), due 01/21/43(b) 144A	701,479
1,565,000		Societe Generale SA, 7.38% (5 yr. USD swap + 4.30%)(b) (g) (j) 144A	1,596,996
750,000		Southwestern Energy Co., 4.75%, due 02/01/32	750,109
2,780,000		Southwestern Energy Co., 7.75%, due 10/01/27(g)	2,946,425
260,000		Southwestern Energy Co., 8.38%, due 09/15/28	285,669
556,000		Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, due 09/20/25 144A	593,107
1,170,000		SRM Escrow Issuer LLC, 6.00%, due 11/01/28 144A	1,155,340
2,135,000		Standard Chartered Plc, 4.30% (5 yr. CMT + 3.14%)(b) (j) 144A	1,878,875
1,500,000		Starwood Property Trust, Inc. REIT, 3.63%, due 07/15/26 144A	1,434,322
1,550,000		Starwood Property Trust, Inc. REIT, 4.38%, due 01/15/27 144A	1,505,585
930,000		StoneMor, Inc., 8.50%, due 05/15/29 144A	922,537

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
240,000		StoneX Group, Inc., 8.63%, due 06/15/25 144A	250,318
720,000		Strathcona Resources, Ltd., 6.88%, due 08/01/26 144A	726,415
240,000		Suburban Propane Partners, LP/Suburban Energy Finance Corp., 5.00%, due 06/01/31 144A	225,324
220,000	EUR	Summer BC Holdco B SARL, 5.75%, due 10/31/26 144A	249,108
735,000	EUR	Summer BC Holdco B SARL, 5.75%, due 10/31/26(i)	832,247
100,000		Summit Materials LLC/Summit Materials Finance Corp., 5.25%, due 01/15/29 144A	98,857
400,000		Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/26 144A	382,122
500,000		Sunac China Holdings, Ltd., 7.50%, due 02/01/24(i)	130,000
683,000		Sunnova Energy Corp., 5.88%, due 09/01/26(g) 144A	654,375
940,000		Suzano Austria GmbH, 3.13%, due 01/15/32	834,335
260,000		Suzano Austria GmbH, 5.75%, due 07/14/26(g) (i)	279,273
830,000		Suzano Austria GmbH, 6.00%, due 01/15/29	897,504
1,190,000		Suzano Austria GmbH, 7.00%, due 03/16/47(i)	1,336,775
360,000		Swire Pacific MTN Financing, Ltd., (MTN), 4.50%, due 10/09/23(i)	369,028
400,000		Switch, Ltd., 3.75%, due 09/15/28 144A	388,616
280,000		Switch, Ltd., 4.13%, due 06/15/29 144A	275,779
410,000		T-Mobile USA, Inc., 3.50%, due 04/15/31	386,441
415,000		T-Mobile USA, Inc., 4.38%, due 04/15/40	418,001
350,000		Talen Energy Supply LLC, 6.63%, due 01/15/28(g) 144A	326,146
330,000		Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 6.00%, due 12/31/30 144A	320,719
835,000		Tap Rock Resources LLC, 7.00%, due 10/01/26 144A	865,319
320,000		Teck Resources, Ltd., 5.40%, due 02/01/43	346,645
60,000		Teck Resources, Ltd., 6.00%, due 08/15/40	69,072
640,000		Teine Energy, Ltd., 6.88%, due 04/15/29 144A	650,371
200,000		Telefonica Emisiones SA, 5.21%, due 03/08/47	215,149
1,540,000		Teva Pharmaceutical Finance Co. LLC, 6.15%, due 02/01/36(g)	1,558,580
635,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, 6.00%, due 01/31/25	740,976
780,000		Teva Pharmaceutical Finance Netherlands III BV, 4.75%, due 05/09/27	749,736
300,000		Time Warner Cable LLC, 6.75%, due 06/15/39	348,640
360,000		TKC Holdings, Inc., 10.50%, due 05/15/29 144A	367,796
440,000		TopBuild Corp., 3.63%, due 03/15/29 144A	400,745
1,150,000		TransAlta Corp., 6.50%, due 03/15/40	1,186,955
160,000		Transcontinental Gas Pipe Line Co. LLC, 3.25%, due 05/15/30	156,266
240,000		TransDigm, Inc., 5.50%, due 11/15/27	238,499
250,000		TransDigm, Inc., 7.50%, due 03/15/27	257,941
240,000		TransDigm, Inc., 8.00%, due 12/15/25 144A	251,258
340,000		Transportadora de Gas del Sur SA, 6.75%, due 05/02/25 144A	309,772
600,000		Triumph Group, Inc., 7.75%, due 08/15/25(g)	605,082
690,000		Turk Telekomunikasyon AS, 6.88%, due 02/28/25 144A	681,623
460,000		Twitter, Inc., 3.88%, due 12/15/27 144A	447,709
540,000		UBS Group AG, 7.00% (5 yr. USD swap + 4.34%)(b) (j) 144A	563,763
1,055,000		Ulker Biskuvi Sanayi AS, 6.95%, due 10/30/25 144A	925,805
990,000		UniCredit SpA, 5.46% (5 yr. CMT + 4.75%), due 06/30/35(b) 144A	947,835
555,000		UniCredit SpA, 7.30% (5 yr. USD ICE swap + 4.91%), due 04/02/34(b) 144A	588,748
1,640,000		Unifin Financiera SAB de CV, 9.88%, due 01/28/29 144A	967,272
170,000		Uniquify, Inc., 6.00%, due 06/15/24 144A	171,413

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
69,120	United Airlines Pass Through Trust, 4.88%, due 07/15/27	68,315
100,000	United Airlines, Inc., 4.38%, due 04/15/26 144A	98,500
190,000	United Airlines, Inc., 4.63%, due 04/15/29 144A	180,923
2,010,000	United Rentals North America, Inc., 3.88%, due 02/15/31(g)	1,897,601
370,000	United Rentals North America, Inc., 4.00%, due 07/15/30	354,521
680,000	United Rentals North America, Inc., 5.25%, due 01/15/30	702,494
410,000	Univision Communications, Inc., 9.50%, due 05/01/25 144A	431,064
490,000	US Renal Care, Inc., 10.63%, due 07/15/27 144A	467,509
290,000	Utah Acquisition Sub, Inc., 5.25%, due 06/15/46	287,674
740,000	Vale Overseas, Ltd., 6.88%, due 11/10/39	904,735
350,000	Vector Group, Ltd., 10.50%, due 11/01/26 144A	358,572
500,000	Venture Global Calcasieu Pass LLC, 3.88%, due 11/01/33 144A	478,952
450,000	Venture Global Calcasieu Pass LLC, 4.13%, due 08/15/31 144A	442,264
420,000	Vericast Corp., 11.00%, due 09/15/26 144A	411,600
490,000	Verizon Communications, Inc., 2.85%, due 09/03/41	432,752
580,000	Verizon Communications, Inc., 3.40%, due 03/22/41	545,255
130,000	Verizon Communications, Inc., 3.55%, due 03/22/51	122,683
300,000	Verizon Communications, Inc., 3.70%, due 03/22/61	279,504
800,000	Vertiv Group Corp., 4.13%, due 11/15/28 144A	731,040
220,000	Viavi Solutions, Inc., 3.75%, due 10/01/29 144A	206,737
130,000	Viking Cruises, Ltd., 7.00%, due 02/15/29 144A	119,852
830,000	Viper Energy Partners, LP, 5.38%, due 11/01/27 144A	846,542
300,000	Virgin Media Secured Finance Plc, 5.50%, due 05/15/29 144A	298,232
190,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 6.38%, due 02/01/30 144A	179,018
450,000	Vmed O2 UK Financing I Plc, 4.75%, due 07/15/31 144A	424,798
710,000	VOC Escrow, Ltd., 5.00%, due 02/15/28 144A	661,819
730,000	VTR Comunicaciones SpA, 5.13%, due 01/15/28 144A	696,774
1,080,000	VTR Finance NV, 6.38%, due 07/15/28 144A	1,048,415
350,000	WEA Finance LLC/Westfield UK & Europe Finance Plc REIT, 4.75%, due 09/17/44 144A	330,983
560,000	Wells Fargo & Co., (MTN), 5.01% (SOFR + 4.50%), due 04/04/51(b)	667,561
457,000	Wendy’s International LLC, 7.00%, due 12/15/25	498,715
620,000	Western Midstream Operating, LP, 3.60%, due 02/01/25(k)	616,776
470,000	Western Midstream Operating, LP, 5.30%, due 03/01/48	466,186
702,000	Western Midstream Operating, LP, 5.45%, due 04/01/44	713,148
60,000	Williams Cos., Inc. (The), 8.75%, due 03/15/32	81,672
750,000	WW International, Inc., 4.50%, due 04/15/29(g) 144A	608,749
220,000	Wynn Macau, Ltd., 4.88%, due 10/01/24 144A	206,440
620,000	Wynn Macau, Ltd., 5.13%, due 12/15/29 144A	526,662
200,000	Wynn Macau, Ltd., 5.50%, due 01/15/26 144A	182,213
370,000	Wynn Macau, Ltd., 5.63%, due 08/26/28 144A	322,133
500,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.75%, due 04/15/25 144A	519,722
1,230,000	XPO CNW, Inc., 6.70%, due 05/01/34	1,260,842
180,000	Yamana Gold, Inc., 4.63%, due 12/15/27	183,069
414,050	YPF SA, 4.00%, due 02/12/26(k) 144A	371,246
460,000	YPF SA, 6.95%, due 07/21/27 144A	345,120
860,000	YPF SA, 8.50%, due 07/28/25 144A	736,775
85,000	Yum! Brands, Inc., 4.75%, due 01/15/30 144A	83,513

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
275,000	Yuzhou Group Holdings Co., Ltd., 6.35%, due 01/13/27(i)	31,625
765,000	Yuzhou Group Holdings Co., Ltd., 7.38%, due 01/13/26(i)	107,483
270,000	Ziff Davis, Inc., 4.63%, due 10/15/30 144A	257,515
240,000	ZipRecruiter, Inc., 5.00%, due 01/15/30 144A	234,638
400,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, due 02/01/29 144A	366,120

		366,437,845

	Mortgage Backed Securities - Private Issuers — 4.8%
355,000	BANK, Series 2020-BNK25, Class AS, 2.84%, due 01/15/63	333,441
280,000	Barclays Commercial Mortgage Trust, Series 2019-C5, Class A4, 3.06%, due 11/15/52	274,638
922,000	BBCCRE Trust, Series 2015-GTP, Class F, 4.56%, due 08/10/33(e) 144A	818,430
345,000	BBCMS Mortgage Trust, Series 2020-C6, Class AS, 2.84%, due 02/15/53	330,369
390,000	BBCMS Trust, Series 2018-CBM, Class D, 2.79% (1 mo. USD LIBOR + 2.39%), due 07/15/37(b) 144A	381,173
250,000	Benchmark Mortgage Trust, Series 2020-B16, Class AM, 2.94%, due 02/15/53(e)	238,921
1,000,000	BHMS, Series 2018-MZB, Class MZB, 7.03% (1 mo. USD LIBOR + 6.64%), due 07/15/25(b) 144A	962,530
860,000	BIG Commercial Mortgage Trust, Series 2022-BIG, Class F, 5.74% (1 mo. TSFR + 5.44%), due 02/15/39(b) 144A	859,598
418,047	BX Commercial Mortgage Trust, Series 2018-BIOA, Class E, 2.35% (1 mo. USD LIBOR + 1.95%), due 03/15/37(b) 144A	412,175
590,000	BX Commercial Mortgage Trust, Series 2019-IMC, Class E, 2.55% (1 mo. USD LIBOR + 2.15%), due 04/15/34(b) 144A	576,156
690,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class G, 3.25% (1 mo. USD LIBOR + 2.85%), due 09/15/36(b) 144A	665,350
497,742	BX Commercial Mortgage Trust, Series 2021-XL2, Class J, 4.29% (1 mo. USD LIBOR + 3.89%), due 10/15/38(b) 144A	480,108
950,000	BX Trust, Series 2018-BILT, Class B, 1.42% (1 mo. USD LIBOR + 1.02%), due 05/15/30(b) 144A	937,085
880,000	BX Trust, Series 2021-SDM, Class F, 2.49% (1 mo. USD LIBOR + 1.94%), due 09/15/34(b) 144A	847,104
830,000	BX Trust, Series 2022-LBA6, Class D, 2.30% (1 mo. TSFR + 2.00%), due 01/15/39(b) 144A	817,077
960,000	BX Trust, Series 2022-LP2, Class G, 4.41% (1 mo. TSFR + 4.11%), due 02/15/39(b) 144A	939,627
227,717	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, 5.12%, due 12/15/47(e) 144A	227,194
425,000	CFK Trust, Series 2020-MF2, Class F, 3.46%, due 03/15/39(e) 144A	370,542
300,000	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class A, 1.35% (1 mo. USD LIBOR + 0.95%), due 11/15/36(b) 144A	296,880
190,000	CHT Mortgage Trust, Series 2017-CSMO, Class E, 3.40% (1 mo. USD LIBOR + 3.00%), due 11/15/36(b) 144A	188,840
305,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.92%, due 10/15/45 144A	298,062
192,000	Credit Suisse Commercial Mortgage, Series 2018-TOP, Class F, 3.15% (1 mo. USD LIBOR + 2.75%), due 08/15/35(b) 144A	190,677
1,060,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F, 3.05% (1 mo. USD LIBOR + 2.65%), due 05/15/36(b) 144A	1,037,900

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
742,500	Credit Suisse Mortgage Trust, Series 2019 RIO, Class B, 8.00% (1 mo. USD LIBOR + 7.00%), due 12/15/22(b) 144A	724,593
300,000	Credit Suisse Mortgage Trust, Series 2019-UVIL, Class A, 3.16%, due 12/15/41 144A	290,933
1,050,000	Credit Suisse Mortgage Trust, Series 2020-TMIC, Class A, 3.40% (1 mo. USD LIBOR + 3.00%), due 12/15/35(b) 144A	1,047,088
450,000	Credit Suisse Mortgage Trust LLC, Series 2014-USA, Class F, 4.37%, due 09/15/37 144A	336,846
770,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class D, 1.92% (1 mo. USD LIBOR + 1.52%), due 11/15/38(b) 144A	754,696
487,003	Extended Stay America Trust, Series 2021-ESH, Class F, 4.10% (1 mo. USD LIBOR + 3.70%), due 07/15/38(b) 144A	477,805
790,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-3, Class M, 4.75%, due 10/25/58(e) 144A	763,836
212,865	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2017-1, Class M1, 4.00%, due 01/25/56(e) 144A	212,426
415,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-3, Class M, 4.75%, due 08/25/57(e) 144A	399,369
280,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-1, Class M, 4.75%, due 07/25/58(e) 144A	270,514
560,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-4, Class M, 4.50%, due 02/25/59(e) 144A	535,703
370,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-1, Class M, 4.25%, due 08/25/59(e) 144A	352,322
640,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-2, Class M, 4.25%, due 11/25/59(e) 144A	609,168
590,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-3, Class M, 4.25%, due 05/25/60(e) 144A	584,948
400,000	FHLMC Structured Agency Credit Risk CMO, Series 2021-DNA6, Class M2, 1.60% (SOFR 30-day average + 1.50%), due 10/25/41(b) 144A	380,894
1,580,000	FHLMC Structured Agency Credit Risk CMO, Series 2020-DNA1, Class B1, 2.76% (1 mo. USD LIBOR + 2.30%), due 01/25/50(b) 144A	1,512,331
1,390,630	FHLMC Structured Agency Credit Risk CMO, Series 2020-DNA3, Class B1, 5.56% (1 mo. USD LIBOR + 5.10%), due 06/25/50(b) 144A	1,441,645
900,000	FHLMC Structured Agency Credit Risk CMO, Series 2020-DNA6, Class B1, 3.10% (SOFR 30-day average + 3.00%), due 12/25/50(b) 144A	844,253
206,211	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2015-HQ1, Class B, 10.75% (1 mo. USD LIBOR + 10.75%), due 03/25/25(b)	209,443
605,000	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2017-HRP1, Class B1, 5.06% (1 mo. USD LIBOR + 4.60%), due 12/25/42(b)	606,779
211,088	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2017-SPI1, Class B, 4.04%, due 09/25/47(e) 144A	196,127
180,346	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2020-DNA2, Class M2, 2.31% (1 mo. USD LIBOR + 1.85%), due 02/25/50(b) 144A	180,035
380,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA3, Class B1, 3.60% (SOFR 30-day average + 3.50%), due 10/25/33(b) 144A	357,077
360,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA5, Class B1, 3.15% (SOFR 30-day average + 3.05%), due 01/25/34(b) 144A	336,701
400,515	FHLMC Structured Asset Mortgage Investments II Trust CMO, Series 2005-AR2, Class 2A2, 1.02% (1 mo. USD LIBOR + 0.56%), due 05/25/45(b)	290,338

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
556,181	FNMA Connecticut Avenue Securities CMO, Series 2014-C04, Class 1M2, 5.36% (1 mo. USD LIBOR + 4.90%), due 11/25/24(b) 144A	573,167
234,983	FNMA Connecticut Avenue Securities CMO, Series 2016-C06, Class 1M2, 4.71% (1 mo. USD LIBOR + 4.25%), due 04/25/29(b) 144A	245,488
440,000	FNMA Connecticut Avenue Securities CMO, Series 2017-C07, Class 1B1, 4.46% (1 mo. USD LIBOR + 4.00%), due 05/25/30(b) 144A	448,815
930,462	FNMA Connecticut Avenue Securities CMO, Series 2017-C07, Class 1M2, 2.86% (1 mo. USD LIBOR + 2.40%), due 05/25/30(b) 144A	942,173
610,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C01, Class 1B1, 4.01% (1 mo. USD LIBOR + 3.55%), due 07/25/30(b) 144A	605,484
620,402	FNMA Connecticut Avenue Securities CMO, Series 2018-C01, Class 1M2, 2.71% (1 mo. USD LIBOR + 2.25%), due 07/25/30(b) 144A	625,659
434,193	FNMA Connecticut Avenue Securities CMO, Series 2018-C03, Class 1M2, 2.61% (1 mo. USD LIBOR + 2.15%), due 10/25/30(b) 144A	436,237
1,210,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C05, Class 1B1, 4.71% (1 mo. USD LIBOR + 4.25%), due 01/25/31(b) 144A	1,216,400
492,500	FNMA Connecticut Avenue Securities CMO, Series 2018-C06, Class 1B1, 4.21% (1 mo. USD LIBOR + 3.75%), due 03/25/31(b) 144A	487,244
501,527	FNMA Connecticut Avenue Securities CMO, Series 2018-C06, Class 1M2, 2.46% (1 mo. USD LIBOR + 2.00%), due 03/25/31(b) 144A	501,516
780,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2021-R01, Class 1B1, 3.20% (SOFR 30-day average + 3.10%), due 10/25/41(b) 144A	720,172
610,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2018-R07, Class 1B1, 4.81% (1 mo. USD LIBOR + 4.35%), due 04/25/31(b) 144A	617,575
4,935	FNMA Connecticut Avenue Securities Trust CMO, Series 2019-R05, Class 1M2, 2.46% (1 mo. USD LIBOR + 2.00%), due 07/25/39(b) 144A	4,935
680,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2019-R07, Class 1B1, 3.86% (1 mo. USD LIBOR + 3.40%), due 10/25/39(b) 144A	658,844
217,868	FNMA Connecticut Avenue Securities Trust CMO, Series 2020-R01, Class 1M2, 2.51% (1 mo. USD LIBOR + 2.05%), due 01/25/40(b) 144A	217,783
800,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2021-R03, Class 1B1, 2.85% (SOFR 30-day average + 2.75%), due 12/25/41(b) 144A	726,947
510,000	GS Mortgage Securities Corp. Trust, Series 2018-LUAU, Class G, 4.85% (1 mo. USD LIBOR + 4.45%), due 11/15/32(b) 144A	497,950
570,000	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class A, 1.50% (1 mo. USD LIBOR + 1.10%), due 12/15/36(b) 144A	566,566
265,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.16%, due 08/10/44(e) 144A	126,755
280,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.69%, due 06/10/47(e) 144A	254,706
174,880	HarborView Mortgage Loan Trust CMO, Series 2005-9, Class 2A1C, 1.35% (1 mo. USD LIBOR + 0.90%), due 06/20/35(b)	171,084
1,390,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M, 8.75% (1 mo. USD LIBOR + 8.36%), due 06/15/35(b) 144A	27,835
1,210,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFL, 3.44% (1 mo. USD LIBOR + 3.15%), due 07/05/33(b) 144A	1,195,128
530,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class E, 3.00% (1 mo. USD LIBOR + 2.60%), due 09/15/29(b) 144A	511,014

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
800,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class F, 3.80% (1 mo. USD LIBOR + 3.40%), due 09/15/29(b) 144A	774,726
800,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-MKST, Class F, 3.25% (1 mo. USD LIBOR + 2.85%), due 12/15/36(b) 144A	723,709
760,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class GFX, 4.69%, due 01/16/37(e) 144A	699,040
810,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-HTL5, Class F, 4.66% (1 mo. USD LIBOR + 4.27%), due 11/15/38(b) 144A	783,072
630,000	KIND Trust, Series 2021-KIND, Class D, 2.70% (1 mo. USD LIBOR + 2.30%), due 08/15/38(b) 144A	616,734
195,958	Legacy Mortgage Asset Trust CMO, Series 2020-GS5, Class A1, 3.25%, due 06/25/60(k) 144A	194,443
535,000	Med Trust, Series 2021-MDLN, Class C, 2.20% (1 mo. USD LIBOR + 1.80%), due 11/15/38(b) 144A	525,646
580,000	Med Trust, Series 2021-MDLN, Class E, 3.55% (1 mo. USD LIBOR + 3.15%), due 11/15/38(b) 144A	567,517
590,000	MHC Trust, Series 2021-MHC2, Class E, 2.35% (1 mo. USD LIBOR + 1.95%), due 05/15/23(b) 144A	570,588
320,000	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.28%, due 07/11/40(e) 144A	327,370
546,651	Motel Trust, Series 2021-MTL6, Class E, 3.10% (1 mo. USD LIBOR + 2.70%), due 09/15/38(b) 144A	535,097
365,000	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, due 10/15/30 144A	361,388
490,000	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.71% (1 mo. USD LIBOR + 3.25%), due 10/15/49(b) 144A	465,149
460,000	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 4.21% (1 mo. USD LIBOR + 3.75%), due 03/25/50(b) 144A	444,272
320,000	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 1.90% (1 mo. USD LIBOR + 1.50%), due 07/15/36(b) 144A	318,668
426,357	New Residential Mortgage Loan Trust CMO, Series 2017-5A, Class B4, 2.59%, due 06/25/57(e) 144A	421,180
1,000,000	OPG Trust, Series 2021-PORT, Class D, 1.53% (1 mo. USD LIBOR + 1.13%), due 10/15/36(b) 144A	951,484
99,225	PMT Credit Risk Transfer Trust CMO, Series 2019-3R, Class A, 3.15% (1 mo. USD LIBOR + 2.70%), due 10/27/22(b) 144A	99,077
500,000	Radnor RE, Ltd., Series 2020-1, Class M1C, 2.21% (1 mo. USD LIBOR + 1.75%), due 01/25/30(b) 144A	477,692
230,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 3.15% (1 mo. USD LIBOR + 2.75%), due 11/15/27(b) (d)	111,271
900,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 3.90% (1 mo. USD LIBOR + 3.50%), due 11/15/27(b) (d)	241,629
766,336	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class E, 3.77% (1 mo. USD LIBOR + 3.48%), due 11/11/34(b) 144A	737,746
761,476	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class F, 4.54% (1 mo. USD LIBOR + 4.25%), due 11/11/34(b) 144A	737,518
590,000	Towd Point Mortgage Trust CMO, Series 2019-4, Class B1B, 3.50%, due 10/25/59(e) 144A	533,563

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Mortgage Backed Securities - Private Issuers — continued
288,063		WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2005-AR1, Class A1B, 1.24% (1 mo. USD LIBOR + 0.78%), due 01/25/45(b)	281,098
585,747		WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2005-AR6, Class 2A1A, 0.92% (1 mo. USD LIBOR + 0.46%), due 04/25/45(b)	576,979
413,103		WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2006-AR16, Class 2A2, 2.39%, due 12/25/36(e)	393,017
283,240		Wells Fargo Mortgage Backed Securities Trust CMO, Series 2006-AR5, Class 2A1, 2.72%, due 04/25/36(e)	279,226
460,000		ZH Trust CMO, Series 2021-1, Class A, 2.25%, due 02/18/27 144A	453,371

			52,781,494

		Mortgage Backed Securities - U.S. Government Agency Obligations — 0.1%
60,000		FNMA, Pool # BL5547, 2.68%, due 01/01/35	57,414
128,673		FNMA, Pool # BM6224, 2.79%, due 01/01/35(e)	124,913
280,690		UMBS, Pool # BM5520, 3.50%, due 02/01/47	284,899

			467,226

		Sovereign Debt Obligations — 24.9%
1,070,000		Abu Dhabi Government International Bond, 4.13%, due 10/11/47 144A	1,157,248
900,000		Angolan Government International Bond, 9.13%, due 11/26/49 144A	878,715
5,505		Argentine Republic Government International Bond, 1.00%, due 07/09/29	1,894
327,438		Argentine Republic Government International Bond, 1.13%, due 07/09/46(k)	103,130
5,930,000		Argentine Republic Government International Bond, 2.50%, due 07/09/41(k)	2,101,651
475,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 2.30%, due 10/01/28(i)	484,311
270,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 2.80%, due 10/01/33(i) 144A	256,216
1,185,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.50%, due 03/01/26	1,404,947
685,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.70%, due 09/01/30(i)	790,382
1,365,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 10/01/28(i) 144A	1,641,438
255,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 03/01/35	293,728
250,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 01/01/43	317,238
10,603,000	BRL	Brazil Letras do Tesouro Nacional, 0.00%, due 07/01/22(h)	2,168,705
11,821,000	BRL	Brazil Letras do Tesouro Nacional, 0.00%, due 07/01/23(h)	2,141,845
13,812,000	BRL	Brazil Letras do Tesouro Nacional, 0.00%, due 01/01/24(h)	2,379,915
6,227,000	BRL	Brazil Letras do Tesouro Nacional, 0.00%, due 07/01/24(h)	1,022,468
376,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 6.00%, due 05/15/45	323,095
24,411,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/23	5,051,300
10,647,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/25	2,171,831
43,918,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/27	8,825,887
32,148,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/29	6,337,086
25,518,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/31	4,934,689
2,560,000		Brazilian Government International Bond, 4.75%, due 01/14/50	2,151,654
90,000	EUR	Bundesrepublik Deutschland Bundesanleihe, 0.00%, due 08/15/26(i)	98,900
8,350,000	CNY	China Government Bond, 1.99%, due 04/09/25	1,296,375
18,350,000	CNY	China Government Bond, 2.68%, due 05/21/30	2,848,819
5,270,000	CNY	China Government Bond, 3.02%, due 10/22/25	844,828
22,460,000	CNY	China Government Bond, 3.02%, due 05/27/31	3,583,062
9,130,000	CNY	China Government Bond, 3.13%, due 11/21/29	1,467,609
5,150,000	CNY	China Government Bond, 3.25%, due 11/22/28	834,324

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
5,550,000	CNY	China Government Bond, 3.27%, due 11/19/30	902,217
4,920,000	CNY	China Government Bond, 3.29%, due 05/23/29	799,323
1,240,000	CNY	China Government Bond, 3.72%, due 04/12/51	206,599
3,220,000	CNY	China Government Bond, 3.81%, due 09/14/50	542,965
470,000		Ciudad Autonoma De Buenos Aires/Government Bonds, 7.50%, due 06/01/27(i)	423,334
1,575,000		Colombia Government International Bond, 4.13%, due 05/15/51(g)	1,192,149
11,966,600,000	COP	Colombian TES, 5.75%, due 11/03/27	2,695,735
17,662,300,000	COP	Colombian TES, 6.00%, due 04/28/28	3,976,112
4,529,000,000	COP	Colombian TES, 6.25%, due 11/26/25	1,099,146
1,079,600,000	COP	Colombian TES, 6.25%, due 07/09/36	209,332
1,465,100,000	COP	Colombian TES, 7.00%, due 05/04/22	390,821
1,517,200,000	COP	Colombian TES, 7.00%, due 03/26/31	340,576
6,747,700,000	COP	Colombian TES, 7.00%, due 06/30/32	1,485,935
11,536,200,000	COP	Colombian TES, 7.25%, due 10/18/34	2,521,648
1,053,100,000	COP	Colombian TES, 7.25%, due 10/26/50	208,777
10,320,600,000	COP	Colombian TES, 7.50%, due 08/26/26	2,574,739
8,688,900,000	COP	Colombian TES, 7.75%, due 09/18/30	2,068,729
13,853,500,000	COP	Colombian TES, 10.00%, due 07/24/24	3,789,481
9,720,000	CZK	Czech Republic Government Bond, 0.25%, due 02/10/27	368,676
13,010,000	CZK	Czech Republic Government Bond, 0.95%, due 05/15/30(i)	480,589
15,220,000	CZK	Czech Republic Government Bond, 1.00%, due 06/26/26(i)	608,245
5,570,000	CZK	Czech Republic Government Bond, 1.20%, due 03/13/31	206,127
9,560,000	CZK	Czech Republic Government Bond, 1.25%, due 02/14/25	398,837
22,420,000	CZK	Czech Republic Government Bond, 2.00%, due 10/13/33	863,404
4,270,000	CZK	Czech Republic Government Bond, 2.40%, due 09/17/25(i)	182,169
10,550,000	CZK	Czech Republic Government Bond, 2.75%, due 07/23/29	449,605
3,220,000	CZK	Czech Republic Government Bond, 4.20%, due 12/04/36(i)	154,271
550,000		Dominican Republic International Bond, 5.50%, due 02/22/29 144A	544,500
2,620,000		Dominican Republic International Bond, 6.00%, due 02/22/33(g) 144A	2,566,971
3,090,000		Ecuador Government International Bond, 1.00%, due 07/31/35(i) (k)	2,028,616
2,756,000	EGP	Egypt Government Bond, 14.56%, due 07/06/26	143,871
12,910,000	EGP	Egypt Government Bond, 14.61%, due 09/08/25	688,063
9,054,000	EGP	Egypt Government Bond, 14.66%, due 10/06/30	481,965
8,428,000	EGP	Egypt Government Bond, 14.82%, due 07/06/31	447,535
24,580,000	EGP	Egypt Government Bond, 16.50%, due 04/02/26	1,367,036
325,000		Egypt Government International Bond, 5.75%, due 05/29/24 144A	323,698
1,050,000		Egypt Government International Bond, 7.60%, due 03/01/29 144A	1,000,398
81,498,000	MXN	European Investment Bank, (MTN), 5.50%, due 01/23/23	3,972,731
5,140,000	ZAR	European Investment Bank, (MTN), 8.50%, due 09/17/24(i)	366,654
490,000		Gabon Government International Bond, 7.00%, due 11/24/31 144A	472,037
1,160,000		Ghana Government International Bond, 7.63%, due 05/16/29 144A	847,670
2,585,000		Ghana Government International Bond, 7.75%, due 04/07/29 144A	1,903,982
200,000		Ghana Government International Bond, 8.13%, due 03/26/32 144A	144,975
27,330,000	HUF	Hungary Government Bond, 3.00%, due 08/21/30	66,913
103,180,000	HUF	Hungary Government Bond, 2.50%, due 10/24/24	284,528
56,010,000	HUF	Hungary Government Bond, 2.75%, due 12/22/26	144,776
171,210,000	HUF	Hungary Government Bond, 3.00%, due 10/27/27	438,349
66,470,000	HUF	Hungary Government Bond, 3.25%, due 10/22/31	162,198
152,850,000	HUF	Hungary Government Bond, 4.00%, due 04/28/51	330,977

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
163,750,000	HUF	Hungary Government Bond, 5.50%, due 06/24/25	483,150
174,190,000	HUF	Hungary Government Bond, 6.75%, due 10/22/28	540,959
1,730,000		Indonesia Government International Bond, 3.50%, due 01/11/28	1,777,118
1,800,000		Indonesia Government International Bond, 3.55%, due 03/31/32	1,859,589
2,390,000		Indonesia Government International Bond, (MTN), 5.25%, due 01/17/42(i)	2,676,800
5,936,000,000	IDR	Indonesia Treasury Bond, 5.50%, due 04/15/26	414,881
7,852,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	540,086
9,019,000,000	IDR	Indonesia Treasury Bond, 6.25%, due 06/15/36	608,337
27,751,000,000	IDR	Indonesia Treasury Bond, 6.50%, due 02/15/31	1,901,907
10,023,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	682,255
29,001,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	2,118,905
8,794,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 09/15/30	623,867
8,193,000,000	IDR	Indonesia Treasury Bond, 7.38%, due 05/15/48	576,063
15,855,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 08/15/32	1,149,950
72,006,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 05/15/38	5,136,503
34,735,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 04/15/40	2,467,957
19,048,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/29	1,446,229
2,658,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 06/15/32	203,345
17,059,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/36	1,292,256
2,683,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	200,861
14,937,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 09/15/26	1,153,558
57,221,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	4,374,374
50,810,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 04/15/39	3,912,644
28,215,000,000	IDR	Indonesia Treasury Bond, 8.75%, due 05/15/31	2,226,790
8,328,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	654,301
6,017,000,000	IDR	Indonesia Treasury Bond, 9.50%, due 07/15/31	493,966
5,494,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	472,391
22,300,000,000	IDR	Inter-American Development Bank, (MTN), 7.88%, due 03/14/23	1,607,618
200,000		Israel Government International Bond, 2.75%, due 07/03/30	198,310
170,000	EUR	Ivory Coast Government International Bond, 4.88%, due 01/30/32 144A	167,105
466,431		Ivory Coast Government International Bond, 5.75%, due 12/31/32(i) (k)	459,113
740,000		Ivory Coast Government International Bond, 6.13%, due 06/15/33(i)	718,852
5,360,000		Ivory Coast Government International Bond, 6.38%, due 03/03/28(i)	5,487,782
1,010,000		Kazakhstan Government International Bond, (MTN), 5.13%, due 07/21/25(i)	1,050,738
7,896,000	MYR	Malaysia Government Bond, 2.63%, due 04/15/31	1,683,431
1,381,000	MYR	Malaysia Government Bond, 3.42%, due 08/15/22	330,431
3,415,000	MYR	Malaysia Government Bond, 3.48%, due 06/14/24	822,291
1,123,000	MYR	Malaysia Government Bond, 3.48%, due 03/15/23	270,434
5,682,000	MYR	Malaysia Government Bond, 3.50%, due 05/31/27	1,341,959
10,842,000	MYR	Malaysia Government Bond, 3.73%, due 06/15/28	2,571,053
1,022,000	MYR	Malaysia Government Bond, 3.76%, due 05/22/40	221,383
8,092,000	MYR	Malaysia Government Bond, 3.80%, due 08/17/23	1,964,569
2,196,000	MYR	Malaysia Government Bond, 3.83%, due 07/05/34	501,357
2,226,000	MYR	Malaysia Government Bond, 3.84%, due 04/15/33	514,717
6,160,000	MYR	Malaysia Government Bond, 3.88%, due 03/14/25	1,494,077
11,843,000	MYR	Malaysia Government Bond, 3.89%, due 08/15/29	2,803,087
661,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	159,198
6,454,000	MYR	Malaysia Government Bond, 3.90%, due 11/16/27	1,561,160
2,911,000	MYR	Malaysia Government Bond, 3.90%, due 11/30/26	706,652

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
13,930,000	MYR	Malaysia Government Bond, 3.96%, due 09/15/25	3,390,598
1,275,000	MYR	Malaysia Government Bond, 4.06%, due 09/30/24	311,461
624,000	MYR	Malaysia Government Bond, 4.13%, due 04/15/32	148,424
953,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	232,905
1,205,000	MYR	Malaysia Government Bond, 4.23%, due 06/30/31	290,908
6,905,000	MYR	Malaysia Government Bond, 4.39%, due 04/15/26	1,703,674
4,041,000	MYR	Malaysia Government Bond, 4.50%, due 04/15/30	997,655
1,597,000	MYR	Malaysia Government Bond, 4.74%, due 03/15/46	388,073
1,798,000	MYR	Malaysia Government Bond, 4.76%, due 04/07/37	450,024
647,000	MYR	Malaysia Government Bond, 4.89%, due 06/08/38	161,667
38,538,500	MXN	Mexican Bonos, 5.75%, due 03/05/26	1,759,110
19,558,300	MXN	Mexican Bonos, 6.50%, due 06/09/22	978,743
17,598,700	MXN	Mexican Bonos, 6.75%, due 03/09/23	871,013
125,262,700	MXN	Mexican Bonos, 7.50%, due 06/03/27	6,033,504
24,598,200	MXN	Mexican Bonos, 7.75%, due 05/29/31	1,189,378
6,274,100	MXN	Mexican Bonos, 7.75%, due 11/23/34	301,045
50,721,500	MXN	Mexican Bonos, 7.75%, due 11/13/42	2,372,684
22,141,200	MXN	Mexican Bonos, 8.00%, due 12/07/23	1,103,504
9,850,600	MXN	Mexican Bonos, 8.00%, due 09/05/24	489,191
39,703,600	MXN	Mexican Bonos, 8.00%, due 11/07/47	1,899,848
44,994,000	MXN	Mexican Bonos, 8.50%, due 05/31/29	2,342,434
53,918,500	MXN	Mexican Bonos, 8.50%, due 11/18/38	2,747,979
76,012,600	MXN	Mexican Bonos, 10.00%, due 12/05/24	3,949,922
14,989,000	MXN	Mexican Bonos, 10.00%, due 11/20/36	859,613
12,283,536	MXN	Mexican Udibonos, 4.50%, due 11/22/35	659,379
1,220,000		Mexico Government International Bond, 2.66%, due 05/24/31(g)	1,114,104
895,000		Mexico Government International Bond, 3.50%, due 02/12/34	834,131
902,000		Mexico Government International Bond, 3.60%, due 01/30/25	927,346
945,000		Nigeria Government International Bond, 7.38%, due 09/28/33 144A	861,368
2,635,000		Nigeria Government International Bond, 8.38%, due 03/24/29(g) 144A	2,666,304
845,000		Oman Government International Bond, 5.63%, due 01/17/28(i)	874,127
755,000		Oman Sovereign Sukuk Co., 4.88%, due 06/15/30 144A	789,106
1,330,000		Panama Government International Bond, 4.50%, due 04/01/56	1,304,836
895,000		Paraguay Government International Bond, 4.95%, due 04/28/31 144A	938,640
1,710,000	PEN	Peru Government Bond, 6.15%, due 08/12/32	444,051
2,400,000	PEN	Peru Government Bond, 5.40%, due 08/12/34	567,003
1,654,000	PEN	Peru Government Bond, 5.94%, due 02/12/29	431,920
1,838,000	PEN	Peru Government Bond, 6.35%, due 08/12/28	493,807
2,098,000	PEN	Peru Government Bond, 6.95%, due 08/12/31	579,694
1,140,000		Peruvian Government International Bond, 2.78%, due 01/23/31	1,076,160
4,428,000	PEN	Peruvian Government International Bond (GDN), 6.35%, due 08/12/28(i)	1,189,651
2,977,000	PEN	Peruvian Government International Bond (GDN), 6.95%, due 08/12/31(i)	815,197
2,849,000	PEN	Peruvian Government International Bond (GDN), 8.20%, due 08/12/26(i)	828,499
1,980,031		Provincia de Buenos Aires/Government Bonds, 3.90%, due 09/01/37(k) 144A	856,363
421,629		Provincia de Cordoba, 5.00%, due 12/10/25 144A(k) (l)	330,684
1,000,000		Qatar Government International Bond, 4.82%, due 03/14/49 144A	1,188,214
1,250,000		Qatar Government International Bond, 5.10%, due 04/23/48 144A	1,531,974
700,000	GHS	Republic of Ghana Government Bonds, 20.75%, due 03/06/23	96,001
265,000		Republic of Kenya Government International Bond, 8.00%, due 05/22/32(i)	257,732

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
2,100,000	PLN	Republic of Poland Government Bond, 0.25%, due 10/25/26	399,137
9,714,000	PLN	Republic of Poland Government Bond, 1.25%, due 10/25/30	1,726,014
10,168,000	PLN	Republic of Poland Government Bond, 2.25%, due 04/25/22	2,437,636
1,119,000	PLN	Republic of Poland Government Bond, 2.50%, due 07/25/26	237,293
4,509,000	PLN	Republic of Poland Government Bond, 2.75%, due 04/25/28	936,965
8,406,000	PLN	Republic of Poland Government Bond, 2.75%, due 10/25/29	1,720,635
986,000	PLN	Republic of Poland Government Bond, 5.75%, due 09/23/22	237,896
45,206,040	ZAR	Republic of South Africa Government Bond, 6.25%, due 03/31/36	2,178,862
22,848,293	ZAR	Republic of South Africa Government Bond, 6.50%, due 02/28/41	1,047,855
48,474,164	ZAR	Republic of South Africa Government Bond, 7.00%, due 02/28/31	2,767,962
29,731,955	ZAR	Republic of South Africa Government Bond, 8.00%, due 01/31/30	1,859,099
84,801,395	ZAR	Republic of South Africa Government Bond, 8.25%, due 03/31/32	5,184,129
44,022,682	ZAR	Republic of South Africa Government Bond, 8.50%, due 01/31/37	2,571,166
66,856,058	ZAR	Republic of South Africa Government Bond, 8.75%, due 01/31/44	3,857,406
110,044,107	ZAR	Republic of South Africa Government Bond, 8.75%, due 02/28/48	6,334,549
36,593,136	ZAR	Republic of South Africa Government Bond, 8.88%, due 02/28/35	2,251,182
7,422,320	ZAR	Republic of South Africa Government Bond, 9.00%, due 01/31/40	444,196
32,402,486	ZAR	Republic of South Africa Government Bond, 10.50%, due 12/21/26	2,418,794
1,345,000	RON	Romania Government Bond, 3.25%, due 04/29/24	289,480
860,000	RON	Romania Government Bond, 4.00%, due 10/25/23	190,579
1,195,000	RON	Romania Government Bond, 4.25%, due 06/28/23	266,892
312,000	EUR	Romanian Government International Bond, 2.75%, due 02/26/26 144A	353,780
134,000	EUR	Romanian Government International Bond, 3.62%, due 05/26/30 144A	146,094
42,983,000	RUB	Russian Federal Bond - OFZ, 5.70%, due 05/17/28(n) (o) (p)	78,293
52,609,000	RUB	Russian Federal Bond - OFZ, 6.10%, due 07/18/35(n) (o) (p)	95,827
173,153,000	RUB	Russian Federal Bond - OFZ, 6.90%, due 05/23/29(n) (o) (p)	315,397
99,840,000	RUB	Russian Federal Bond - OFZ, 6.90%, due 07/23/31(n) (o) (p)	181,858
40,222,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 08/16/23(n) (o) (p)	73,264
574,040,000	RUB	Russian Federal Bond - OFZ, 7.05%, due 01/19/28(n) (o) (p)	1,045,610
209,212,000	RUB	Russian Federal Bond - OFZ, 7.10%, due 10/16/24(n) (o) (p)	381,078
125,568,000	RUB	Russian Federal Bond - OFZ, 7.25%, due 05/10/34(n) (o) (p)	228,721
56,819,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 12/07/22(n) (o) (p)	103,495
47,168,000	RUB	Russian Federal Bond - OFZ, 7.65%, due 04/10/30(n) (o) (p)	85,916
85,421,000	RUB	Russian Federal Bond - OFZ, 7.70%, due 03/23/33(n) (o) (p)	155,594
46,842,000	RUB	Russian Federal Bond - OFZ, 7.70%, due 03/16/39(n) (o) (p)	85,322
135,970,000	RUB	Russian Federal Bond - OFZ, 7.75%, due 09/16/26(n) (o) (p)	247,668
47,137,000	RUB	Russian Federal Bond - OFZ, 7.95%, due 10/07/26(n) (o) (p)	85,860
197,608,000	RUB	Russian Federal Bond - OFZ, 8.15%, due 02/03/27(n) (o) (p)	359,942
83,475,000	RUB	Russian Federal Bond - OFZ, 8.50%, due 09/17/31(n) (o) (p)	152,049
635,000		Saudi Government International Bond, 4.63%, due 10/04/47 144A	683,148
572,000	EUR	Serbia International Bond, 1.00%, due 09/23/28 144A	538,282
330,000		State of Israel, 3.38%, due 01/15/50	313,500
34,376,000	THB	Thailand Government Bond, 2.13%, due 12/17/26	1,057,225
3,718,000	THB	Thailand Government Bond, 3.63%, due 06/16/23	115,833
2,484,670	TRY	Turkey Government Bond, 11.70%, due 11/13/30	94,778
7,884,000	UYU	Uruguay Government International Bond, 8.50%, due 03/15/28(i)	188,505

			275,560,047

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value(a)	Description	Value ($)

	U.S. Government and Agency Obligations — 3.8%
8,125,000	U.S. Treasury Bond, 2.25%, due 02/15/52	7,794,922
9,000,000	U.S. Treasury Note, 0.13%, due 12/31/22	8,913,144
500,000	U.S. Treasury Note, 0.38%, due 10/31/23	486,152
4,050,000	U.S. Treasury Note, 0.50%, due 11/30/23	3,937,122
5,500,000	U.S. Treasury Note, 0.75%, due 12/31/23	5,358,418
12,260,000	U.S. Treasury Note, 1.50%, due 02/29/24(g)	12,082,326
3,780,000	U.S. Treasury Note, 1.50%, due 11/30/28	3,561,099

		42,133,183

	TOTAL DEBT OBLIGATIONS (COST $1,087,158,133)	1,026,355,075

Shares	Description	Value ($)

	COMMON STOCKS — 0.1%

	Energy — 0.0%
10	Amplify Energy Corp.*	55

	Industrial — 0.0%
1,282	Arctic Canadian Diamond Co., Ltd.* (o)	—

	Utilities — 0.1%
8,511	Birch Permian Holdings, Inc.*	161,709
66,347	Birch Permian Holdings, Inc.*	1,260,593

		1,422,302

	TOTAL COMMON STOCKS (COST $738,066)	1,422,357

	CONVERTIBLE PREFERRED STOCKS — 0.7%

	Basic Materials — 0.0%
979	ArcelorMittal SA, 5.50%(g)	73,259

	Consumer, Non-cyclical — 0.0%
53	Danaher Corp., 5.00%(g)	83,700
979	Elanco Animal Health, Inc., 5.00%	39,884

		123,584

	Energy — 0.6%
103,220	MPLX, LP, 8.46%(j) (k) (p)	3,816,856
2,430	Targa Resources Corp., 9.50%(j)	2,623,255

		6,440,111

	Financial — 0.1%
65	Bank of America Corp., 7.25%(j)	85,312
955	KKR & Co., Inc., 6.00%(g)	70,966
56	Wells Fargo & Co.Class A, 7.50%(j)	74,200

		230,478

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares		Description	Value ($)

		Technology — 0.0%
45		Broadcom, Inc., 8.00%	88,342

		Utilities — 0.0%
1,590		American Electric Power Co., Inc., 6.13%(g)	88,833
755		NiSource, Inc., 7.75%	89,830

			178,663

		TOTAL CONVERTIBLE PREFERRED STOCK (COST $6,591,076)	7,134,437

		PREFERRED STOCKS — 0.0%

		Financial — 0.0%
8,000		B Riley Financial, Inc., 5.50%	200,000
7,150		B Riley Financial, Inc., 5.25%	171,457

			371,457

		TOTAL PREFERRED STOCKS (COST $378,750)	371,457

Notional Value		Description	Value ($)

		PURCHASED OPTIONS — 0.1%

		PURCHASED CURRENCY OPTIONS — 0.0%

		Call Options — 0.0%
10,600,000	EUR	EUR/USD Option with HSBC Bank Plc, Strike Price $1.14, Expires 04/07/22	684
9,440,000	USD	USD/EUR Option with Goldman Sachs & Co., Strike Price EUR 1.12, Expires 04/01/22	99,356

		Put Options — 0.0%
2,690,000		USD/JPY Option with Goldman Sachs & Co., Strike Price JPY 120.65, Expires 04/05/22	7,190
13,700,000		USD/JPY Option with HSBC Bank Plc, Strike Price JPY 119.00, Expires 04/26/22	45,196
2,709,671		USD/JPY Option with Morgan Stanley & Co., Strike Price JPY 113.00, Expires 09/21/22	15,841
2,709,671		USD/JPY Option with Morgan Stanley & Co., Strike Price JPY 116.00, Expires 06/23/22	11,820

		TOTAL PURCHASED CURRENCY OPTIONS (PREMIUMS PAID $279,805)	180,087

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Number of Contracts		Notional Value ($)	Description	Value ($)

			PURCHASED FUTURES OPTIONS — 0.0%

			Put Options — 0.0%
1,200		5,436,900	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $4,000.00, Expires 04/14/22	3,840
4,550		20,614,913	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $4,000.00, Expires 05/20/22	114,887
1,250		5,663,438	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $4,300.00, Expires 05/20/22	62,865
1,850		8,381,888	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $4,200.00, Expires 05/20/22	86,488
7,750		35,113,313	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $3,800.00, Expires 04/14/22	16,275

			TOTAL PURCHASED FUTURES OPTIONS (PREMIUMS PAID $904,829)	284,355

Notional Value			Description	Value ($)

			PURCHASED SWAPTION — 0.1%

			Put Swaption — 0.1%
36,650,000			Interest Rate Swaption pay annually a fixed rate of 2.13% and receive semi-annually a floating rate of 6-Month EUR LIBOR with Morgan Stanley & Co., Strike Price 2.13, Expires 08/17/22	1,449,160

			TOTAL PURCHASED SWAPTION (PREMIUMS PAID $838,372)	1,449,160

			TOTAL PURCHASED OPTIONS (PREMIUMS PAID $2,023,006)	1,913,602

Par Value(a)			Description	Value ($)

			SHORT-TERM INVESTMENTS — 4.6%

			Mutual Fund - Securities Lending Collateral — 4.3%
46,932,355			State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(q) (r)	46,932,355

			Sovereign Debt Obligation — 0.3%
67,550,000	EGP		Egypt Treasury Bills, 0.00%, due 01/03/23(h)	3,369,655

			TOTAL SHORT-TERM INVESTMENTS (COST $50,850,032)	50,302,010

			TOTAL INVESTMENTS — 98.3% (Cost $1,147,739,063)	1,087,498,938

			Other Assets and Liabilities (net)(s) — 1.7%	18,836,307

			NET ASSETS — 100.0%	$1,106,335,245

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).

(b)	Variable or floating rate note. Rate shown is as of March 31, 2022.

(c)	When-issued security.

(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $2,958,044, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.

(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(g)	All or a portion of this security is out on loan.

(h)	Interest rate presented is yield to maturity.

(i)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(j)	Security is perpetual and has no stated maturity date.

(k)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. Rate shown is current coupon rate.

(l)	Security is currently in default.

(m)	Year of maturity is greater than 2100.

(n)

Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $3,675,894 which represents 0.33% of net assets. The aggregate cost of these securities held at March 31, 2022 was $28,840,149.

(o)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.

(p)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $8,681,867 which represents 0.8% of net assets. The aggregate cost of these securities held at March 31, 2022 was $33,453,657.

(q)	Represents an investment of securities lending cash collateral.

(r)	The rate disclosed is the 7-day net yield as of March 31, 2022.

(s)	As of March 31, 2022, the value of unfunded loan commitments was $145,875 for the Fund. See Notes to the Financial Statements.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $354,822,128 which represents 32.1% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

At March 31, 2022, the Fund held the following restricted securities:

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
Gazprom PJSC Via Gaz Capital SA, 4.95%, due 03/23/27	02/24/20	USD	590,000	$622,138	$256,650
K2016470219 South Africa, Ltd., 3.00% (3.00% Cash or PIK), due 12/31/22	08/23/13	USD	631,495	683,993	1,803
K2016470260 South Africa, Ltd., 25.00% (25.00% Cash or PIK), due 12/31/22	01/30/16	USD	223,090	240,733	580
Magnetite CLO XXIV, Ltd., Series 2019-24A, Class BR, 1.97% (3 mo. TSFR + 1.75%), due 04/15/35	02/04/22	USD	1,435,000	1,435,000	1,428,759
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22	01/25/19	USD	400,000	367,985	24
Societe Generale SA, 3.63%, due 03/01/41	02/22/21	USD	1,095,000	1,094,399	917,328
Starwood Retail Property Trust, Series 2014-STAR, Class C, 3.15% (1 mo. USD LIBOR + 2.75%), due 11/15/27	07/25/18	USD	230,000	226,550	111,271
Starwood Retail Property Trust, Series 2014-STAR, Class D, 3.90% (1 mo. USD LIBOR + 3.50%), due 11/15/27	12/21/18	USD	900,000	732,750	241,629

					$2,958,044

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
AUD	4,640,000	USD	3,379,883	04/19/22	BNP Paribas S.A.	$105,127
AUD	12,236,151	USD	8,682,760	04/19/22	JPMorgan Chase Bank N.A.	507,567
AUD	931,700	USD	697,978	04/28/22	State Street Bank London	1,880
BRL	2,780,000	USD	578,624	04/19/22	Citibank N.A.	3,888
BRL	1,805,700	USD	362,210	04/28/22	Citibank N.A.	15,236
BRL	1,470,000	USD	302,914	04/28/22	HSBC Bank Plc	4,361
BRL	9,738,300	USD	1,942,272	05/23/22	JPMorgan Chase Bank N.A.	78,569
BRL	16,593,000	USD	3,213,829	04/18/22	Morgan Stanley Capital Services, Inc.	263,953
BRL	3,770,000	USD	739,433	04/19/22	Morgan Stanley Capital Services, Inc.	50,521
CAD	1,259,024	USD	989,161	04/19/22	Citibank N.A.	18,749
CAD	1,360,000	USD	1,071,216	04/19/22	Goldman Sachs & Co.	17,530
CAD	405,000	USD	322,125	04/28/22	HSBC Bank Plc	2,080
CAD	15,174,237	USD	11,923,845	04/19/22	Morgan Stanley Capital Services, Inc.	223,868
CHF	300,000	USD	321,747	04/28/22	JPMorgan Chase Bank N.A.	4,515
CHF	299,200	USD	320,313	04/28/22	Morgan Stanley and Co. International Plc	5,079
CLP	430,217,400	USD	538,782	04/28/22	Citibank N.A.	5,571
CLP	256,676,900	USD	324,961	04/28/22	Goldman Sachs International	(188)
CLP	185,197,700	USD	231,943	04/28/22	HSBC Bank Plc	2,387
CLP	43,335,800	USD	55,262	04/20/22	JPMorgan Chase Bank N.A.	(347)
CNH	79,057,800	USD	12,443,972	06/06/22	JPMorgan Chase Bank N.A.	(35,839)
CNH	7,070,020	USD	1,107,891	04/28/22	Morgan Stanley and Co. International Plc	4,238
CNY	5,963,300	USD	932,415	04/28/22	State Street Bank London	6,402
COP	1,615,660,000	USD	427,151	04/28/22	Citibank N.A.	1,809
COP	4,110,900,682	USD	1,080,694	04/28/22	JPMorgan Chase Bank N.A.	10,758
COP	97,942,818	USD	25,755	04/28/22	Morgan Stanley and Co. International Plc	249

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
CZK	49,356,112	USD	2,200,551	04/28/22	HSBC Bank Plc	$41,315
CZK	4,560,000	USD	205,209	04/28/22	State Street Bank London	1,917
EUR	730,000	USD	826,292	04/19/22	BNP Paribas S.A.	(13,705)
EUR	1,940,000	USD	2,195,443	04/19/22	Citibank N.A.	(35,964)
EUR	1,699,200	USD	1,923,494	04/05/22	Goldman Sachs & Co.	(32,827)
EUR	680,100	USD	748,034	04/28/22	HSBC Bank Plc	9,214
EUR	1,267,600	USD	1,398,116	04/28/22	Morgan Stanley and Co. International Plc	13,277
EUR	1,330,000	USD	1,514,483	04/19/22	Morgan Stanley Capital Services, Inc.	(34,016)
EUR	722,000	USD	800,235	04/07/22	Standard Chartered Bank	3,164
EUR	330,000	USD	363,989	04/28/22	The BNY Mellon	3,445
GBP	542,400	USD	716,410	04/28/22	Morgan Stanley and Co. International Plc	(2,369)
HUF	180,430,000	USD	526,502	04/28/22	Barclays Bank Plc	18,329
HUF	243,324,293	USD	714,577	04/28/22	Goldman Sachs International	20,171
HUF	277,656,400	USD	797,932	04/19/22	JPMorgan Chase Bank N.A.	41,559
HUF	154,310,700	USD	454,889	04/28/22	JPMorgan Chase Bank N.A.	11,072
HUF	1,636,592,200	USD	4,956,931	05/16/22	JPMorgan Chase Bank N.A.	(27,320)
IDR	8,231,363,300	USD	572,988	04/28/22	Barclays Bank Plc	214
IDR	20,105,924,800	USD	1,399,646	04/28/22	HSBC Bank Plc	456
IDR	15,531,826,000	USD	1,086,360	04/13/22	JPMorgan Chase Bank N.A.	(5,337)
IDR	8,100,706,200	USD	565,021	04/28/22	JPMorgan Chase Bank N.A.	(918)
IDR	5,662,720,000	USD	394,450	04/28/22	Morgan Stanley and Co. International Plc	(119)
INR	21,032,800	USD	274,572	04/28/22	Bank of America, N.A.	1,989
INR	40,946,600	USD	533,124	04/28/22	JPMorgan Chase Bank N.A.	5,285
INR	20,240,000	USD	263,823	04/28/22	Morgan Stanley and Co. International Plc	2,314
JPY	262,220,000	USD	2,270,903	04/19/22	Bank of America, N.A.	(109,925)
JPY	496,320,000	USD	4,305,627	04/19/22	Citibank N.A.	(215,412)
JPY	298,625,485	USD	2,507,177	04/28/22	Morgan Stanley and Co. International Plc	(45,763)
JPY	280,101,000	USD	2,388,982	04/19/22	Morgan Stanley Capital Services, Inc.	(80,646)
KRW	8,714,312,500	USD	7,272,411	05/23/22	JPMorgan Chase Bank N.A.	(87,824)
KZT	100,381,000	USD	225,575	04/29/22	JPMorgan Chase Bank N.A.	(15,562)
MXN	172,735,882	USD	8,229,086	04/19/22	Citibank N.A.	410,385
MXN	6,175,000	USD	307,272	04/28/22	Goldman Sachs International	1,086
MXN	24,745,600	USD	1,173,333	05/17/22	JPMorgan Chase Bank N.A.	58,222
MXN	38,563,700	USD	1,866,290	06/14/22	JPMorgan Chase Bank N.A.	43,374
MXN	51,741,760	USD	2,469,695	04/19/22	Morgan Stanley Capital Services, Inc.	118,195
MXN	69,001,000	USD	3,309,591	04/18/22	UBS AG	142,135
MYR	7,700,760	USD	1,824,464	04/28/22	Morgan Stanley and Co. International Plc	2,468
NOK	94,554,285	USD	10,739,545	04/19/22	BNP Paribas S.A.	72,004
NOK	4,327,785	USD	495,000	04/19/22	Goldman Sachs & Co.	(151)
NZD	1,965,232	USD	1,317,787	04/19/22	Goldman Sachs & Co.	48,849
NZD	500,000	USD	347,461	04/28/22	JPMorgan Chase Bank N.A.	189
NZD	462,900	USD	321,706	04/28/22	Morgan Stanley and Co. International Plc	149
NZD	3,152,709	USD	2,148,130	04/19/22	Morgan Stanley Capital Services, Inc.	44,284
PEN	2,079,700	USD	548,444	04/28/22	Bank of America, N.A.	10,175
PEN	44,100	USD	11,823	04/19/22	JPMorgan Chase Bank N.A.	32
PEN	1,300,000	USD	345,377	04/28/22	JPMorgan Chase Bank N.A.	3,810
PHP	7,487,800	USD	142,421	04/28/22	Bank of America, N.A.	1,895

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
PHP	18,580,000	USD	354,154	04/28/22	Barclays Bank Plc	$3,949
PHP	27,872,000	USD	532,366	04/11/22	JPMorgan Chase Bank N.A.	6,099
PHP	56,219,200	USD	1,073,295	04/13/22	JPMorgan Chase Bank N.A.	12,688
PHP	28,309,500	USD	538,511	04/18/22	JPMorgan Chase Bank N.A.	8,184
PHP	64,253,800	USD	1,222,717	04/21/22	JPMorgan Chase Bank N.A.	17,895
PHP	70,258,200	USD	1,334,946	04/28/22	Morgan Stanley and Co. International Plc	19,182
PLN	1,504,400	USD	349,562	04/28/22	Goldman Sachs International	10,621
PLN	1,070,000	USD	255,015	04/28/22	HSBC Bank Plc	1,164
PLN	2,592,900	USD	609,030	04/28/22	JPMorgan Chase Bank N.A.	11,762
PLN	38,653,450	USD	9,414,276	05/16/22	JPMorgan Chase Bank N.A.	(176,576)
PLN	7,280,165	USD	1,709,685	04/28/22	Morgan Stanley and Co. International Plc	33,331
PLN	2,839,700	USD	660,415	04/28/22	State Street Bank London	19,466
RON	839,900	USD	185,731	04/28/22	Barclays Bank Plc	2,772
RON	15,612,600	USD	3,586,795	05/16/22	JPMorgan Chase Bank N.A.	(91,346)
RUB	44,819,243	USD	568,808	04/19/22	Bank of America, N.A.	(33,506)
RUB	550,728,880	USD	7,083,824	04/19/22	Goldman Sachs & Co.	(506,149)
RUB	76,709,000	USD	829,370	04/01/22	JPMorgan Chase Bank N.A.	102,130
RUB	94,012,688	USD	1,205,600	04/15/22	JPMorgan Chase Bank N.A.	(76,878)
RUB	200,490,000	USD	2,555,386	04/19/22	Morgan Stanley Capital Services, Inc.	(160,817)
THB	6,790,800	USD	202,894	04/28/22	HSBC Bank Plc	1,358
THB	32,700,300	USD	981,844	06/21/22	JPMorgan Chase Bank N.A.	2,750
THB	373,984,550	USD	11,148,742	04/28/22	Morgan Stanley and Co. International Plc	99,847
TRY	17,825,190	USD	1,199,632	04/13/22	JPMorgan Chase Bank N.A.	6,634
UAH	12,933,200	USD	436,196	04/19/22	Goldman Sachs International	(9,567)
UAH	27,905,330	USD	919,451	05/31/22	Goldman Sachs International	(58,501)
UAH	6,500,000	USD	224,680	05/17/22	HSBC Bank Plc	(20,632)
UAH	3,913,000	USD	128,717	04/26/22	Morgan Stanley and Co. International Plc	(1,640)
UAH	12,182,600	USD	390,718	07/01/22	Morgan Stanley and Co. International Plc	(29,680)
ZAR	4,860,000	USD	328,520	04/28/22	JPMorgan Chase Bank N.A.	3,056
ZAR	22,796,300	USD	1,471,674	05/23/22	JPMorgan Chase Bank N.A.	78,753
ZAR	13,128,000	USD	879,222	06/13/22	JPMorgan Chase Bank N.A.	11,315
ZAR	8,653,400	USD	591,647	04/28/22	Morgan Stanley and Co. International Plc	(1,264)
ZAR	52,135,000	USD	3,458,650	04/19/22	UBS AG	102,401
ZAR	3,470,000	USD	237,055	04/28/22	UBS AG	(312)
USD	1,577,384	AUD	2,140,000	04/19/22	BNP Paribas S.A.	(29,926)
USD	3,295,982	AUD	4,510,000	04/19/22	Goldman Sachs & Co.	(91,388)
USD	6,766,906	AUD	9,340,000	04/19/22	JPMorgan Chase Bank N.A.	(248,180)
USD	329,121	AUD	438,300	04/28/22	JPMorgan Chase Bank N.A.	(113)
USD	1,615,911	AUD	2,189,610	04/28/22	Morgan Stanley and Co. International Plc	(28,841)
USD	1,417,245	BRL	7,894,242	04/19/22	Citibank N.A.	(236,890)
USD	6,082,816	BRL	30,550,336	04/28/22	Goldman Sachs International	(303,135)
USD	259,100	BRL	1,246,800	04/28/22	HSBC Bank Plc	(1,519)
USD	3,823,983	BRL	20,441,100	05/23/22	JPMorgan Chase Bank N.A.	(417,848)
USD	880,478	BRL	4,389,800	04/28/22	Morgan Stanley and Co. International Plc	(37,124)
USD	3,241,453	BRL	16,593,000	04/18/22	Morgan Stanley Capital Services, Inc.	(236,329)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	3,350,673	BRL	16,683,000	04/25/22	Morgan Stanley Capital Services, Inc.	$(139,395)
USD	2,854,114	CAD	3,588,489	04/19/22	Citibank N.A.	(18,645)
USD	320,462	CAD	401,000	04/28/22	JPMorgan Chase Bank N.A.	(541)
USD	7,208,437	CAD	9,070,000	04/19/22	Morgan Stanley Capital Services, Inc.	(52,538)
USD	1,606,697	CAD	2,025,800	04/28/22	State Street Bank London	(14,968)
USD	1,891,201	CHF	1,756,400	04/28/22	Morgan Stanley and Co. International Plc	(18,956)
USD	255,365	CLP	205,900,616	04/28/22	Bank of America, N.A.	(5,161)
USD	2,279,176	CLP	1,824,209,500	04/18/22	JPMorgan Chase Bank N.A.	(33,318)
USD	74,302	CLP	59,251,900	04/20/22	JPMorgan Chase Bank N.A.	(782)
USD	838,187	CNH	5,358,000	04/19/22	JPMorgan Chase Bank N.A.	(5,146)
USD	1,913,291	CNH	12,204,000	06/06/22	JPMorgan Chase Bank N.A.	(2,129)
USD	4,634,962	CNH	29,610,100	06/14/22	JPMorgan Chase Bank N.A.	(10,518)
USD	322,494	CNY	2,070,000	04/19/22	Citibank N.A.	(3,593)
USD	138,618	CNY	890,000	04/19/22	JPMorgan Chase Bank N.A.	(1,583)
USD	3,495,179	COP	13,228,512,900	04/13/22	JPMorgan Chase Bank N.A.	(24,640)
USD	5,298,524	COP	20,268,178,970	04/28/22	Morgan Stanley and Co. International Plc	(82,711)
USD	2,730,550	EUR	2,500,000	04/11/22	Bank of America, N.A.	(51,611)
USD	1,428,864	EUR	1,295,000	04/22/22	Bank of America, N.A.	(12,774)
USD	293,278	EUR	266,000	04/29/22	Bank of America, N.A.	(2,905)
USD	9,425,362	EUR	8,444,000	05/02/22	Bank of America, N.A.	22,369
USD	1,765,442	EUR	1,595,000	04/14/22	Barclays Bank Plc	(9,738)
USD	342,387	EUR	310,000	04/22/22	Barclays Bank Plc	(2,715)
USD	293,984	EUR	266,000	04/25/22	Barclays Bank Plc	(2,163)
USD	1,521,558	EUR	1,366,000	04/29/22	Barclays Bank Plc	558
USD	1,915,294	EUR	1,730,000	04/19/22	BNP Paribas S.A.	(10,426)
USD	2,434,652	EUR	2,207,000	04/22/22	BNP Paribas S.A.	(22,256)
USD	1,327,585	EUR	1,201,000	04/25/22	BNP Paribas S.A.	(9,530)
USD	8,538,548	EUR	7,558,341	04/19/22	Citibank N.A.	125,107
USD	595,313	EUR	540,000	04/29/22	Citibank N.A.	(5,961)
USD	1,184,166	EUR	1,063,000	05/02/22	Citibank N.A.	440
USD	1,278,460	EUR	1,170,000	04/11/22	Commonwealth Bank of Australia	(23,591)
USD	890,070	EUR	799,000	04/29/22	Commonwealth Bank of Australia	408
USD	2,455,911	EUR	2,221,000	04/14/22	Deutsche Bank AG	(15,985)
USD	199,418	EUR	179,000	04/29/22	Goldman Sachs & Co.	107
USD	1,135,024	EUR	1,025,000	04/14/22	HSBC Bank USA, N.A.	(5,766)
USD	1,485,554	EUR	1,350,000	04/19/22	HSBC Bank USA, N.A.	(17,177)
USD	1,293,972	EUR	1,169,000	04/14/22	Morgan Stanley Capital Services, Inc.	(7,084)
USD	2,652,292	EUR	2,405,000	04/19/22	Morgan Stanley Capital Services, Inc.	(24,794)
USD	1,047,593	EUR	950,000	04/22/22	Morgan Stanley Capital Services, Inc.	(9,980)
USD	90,435	EUR	82,000	04/29/22	Morgan Stanley Capital Services, Inc.	(869)
USD	126,741	EUR	114,000	05/02/22	Morgan Stanley Capital Services, Inc.	(206)
USD	799,498	EUR	722,000	04/07/22	Standard Chartered Bank	(3,902)
USD	2,242,353	EUR	2,025,000	04/14/22	Standard Chartered Bank	(11,401)
USD	1,002,131	EUR	900,000	05/02/22	Standard Chartered Bank	(83)
USD	815,174	EUR	732,000	04/29/22	State Street Bank and Trust	114
USD	2,169,572	EUR	1,963,504	04/28/22	The BNY Mellon	(16,665)
USD	1,971,092	EUR	1,784,000	04/14/22	UBS AG	(14,438)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	2,096,424	GBP	1,545,341	04/19/22	Goldman Sachs & Co.	$61,965
USD	621,388	GBP	470,900	04/28/22	HSBC Bank Plc	1,473
USD	1,343,510	GBP	1,019,200	04/28/22	Morgan Stanley and Co. International Plc	1,787
USD	590,692	GBP	430,000	04/19/22	Morgan Stanley Capital Services, Inc.	24,592
USD	775,017	GBP	591,000	04/22/22	Standard Chartered Bank	(3,028)
USD	5,274,350	IDR	76,514,472,712	04/19/22	Citibank N.A.	(49,824)
USD	3,218,704	IDR	46,201,272,498	04/28/22	Deutsche Bank AG	1,418
USD	975,017	IDR	14,070,474,500	04/13/22	JPMorgan Chase Bank N.A.	(4,296)
USD	6,533,156	IDR	93,600,531,241	04/20/22	JPMorgan Chase Bank N.A.	20,327
USD	1,269,443	IDR	18,233,062,800	04/25/22	JPMorgan Chase Bank N.A.	1,020
USD	215,810	IDR	3,100,763,900	04/28/22	Morgan Stanley and Co. International Plc	(115)
USD	293,558	INR	22,475,700	04/28/22	Deutsche Bank AG	(1,976)
USD	1,317,196	INR	100,923,530	04/28/22	HSBC Bank Plc	(9,854)
USD	375,905	INR	28,814,900	04/28/22	JPMorgan Chase Bank N.A.	(2,984)
USD	7,115,943	JPY	817,871,479	04/19/22	Morgan Stanley Capital Services, Inc.	375,795
USD	390,199	JPY	46,980,000	06/27/22	Morgan Stanley Capital Services, Inc.	2,238
USD	314,324	JPY	37,679,000	09/26/22	Morgan Stanley Capital Services, Inc.	1,721
USD	5,492,944	MXN	113,706,844	04/19/22	Citibank N.A.	(194,160)
USD	1,035,201	MXN	21,081,700	04/28/22	Citibank N.A.	(17,546)
USD	1,188,975	MXN	25,080,000	05/17/22	Citibank N.A.	(59,223)
USD	2,182,370	MXN	44,360,000	04/19/22	Goldman Sachs & Co.	(36,318)
USD	3,361,916	MXN	68,642,000	04/25/22	Goldman Sachs & Co.	(67,632)
USD	846,045	MXN	17,224,000	06/14/22	JPMorgan Chase Bank N.A.	(6,883)
USD	2,703,368	MXN	55,370,375	04/28/22	Morgan Stanley and Co. International Plc	(61,637)
USD	1,048,348	MXN	21,510,000	04/19/22	Morgan Stanley Capital Services, Inc.	(27,485)
USD	346,870	MXN	7,070,000	04/28/22	The BNY Mellon	(6,181)
USD	3,269,105	MXN	69,001,000	04/18/22	UBS AG	(182,621)
USD	1,945,336	NOK	16,820,000	04/19/22	BNP Paribas S.A.	22,099
USD	2,045,279	NOK	17,817,768	04/19/22	Morgan Stanley Capital Services, Inc.	7,955
USD	1,684,022	NZD	2,490,000	04/19/22	Goldman Sachs & Co.	(47,540)
USD	1,342,897	NZD	1,950,650	04/28/22	HSBC Bank Plc	(13,392)
USD	559,355	NZD	805,100	04/28/22	JPMorgan Chase Bank N.A.	(432)
USD	1,799,291	NZD	2,630,000	04/19/22	Morgan Stanley Capital Services, Inc.	(29,628)
USD	895,128	PEN	3,402,380	04/28/22	Bank of America, N.A.	(18,771)
USD	2,426,106	PEN	9,079,700	04/13/22	JPMorgan Chase Bank N.A.	(16,070)
USD	1,334,438	PHP	70,258,160	04/28/22	JPMorgan Chase Bank N.A.	(19,689)
USD	626,413	PLN	2,898,100	05/16/22	JPMorgan Chase Bank N.A.	(66,197)
USD	256,651	PLN	1,100,000	04/28/22	Morgan Stanley and Co. International Plc	(6,711)
USD	398,032	RON	1,800,000	04/28/22	HSBC Bank Plc	(5,951)
USD	1,626,080	RON	7,305,000	04/28/22	JPMorgan Chase Bank N.A.	(13,417)
USD	3,403,660	RON	15,612,600	05/16/22	JPMorgan Chase Bank N.A.	(91,789)
USD	261,853	RUB	20,600,850	04/19/22	BNP Paribas S.A.	15,806
USD	5,607,168	RUB	428,822,712	04/19/22	Citibank N.A.	485,488
USD	3,668,116	RUB	294,038,824	04/19/22	Goldman Sachs & Co.	156,240
USD	904,752	RUB	76,709,000	04/01/22	JPMorgan Chase Bank N.A.	(26,748)
USD	27,027	RUB	2,788,207	04/19/22	JPMorgan Chase Bank N.A.	(6,274)
USD	500,326	RUB	38,280,000	04/19/22	Morgan Stanley Capital Services, Inc.	43,125

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,078,597	THB	35,820,200	06/21/22	JPMorgan Chase Bank N.A.	$64
USD	3,579,095	ZAR	53,418,000	04/25/22	Bank of America, N.A.	(66,780)
USD	529,805	ZAR	7,916,400	04/28/22	Goldman Sachs International	(10,296)
USD	10,848,028	ZAR	166,612,467	05/23/22	JPMorgan Chase Bank N.A.	(483,657)
USD	1,120,621	ZAR	17,425,700	06/13/22	JPMorgan Chase Bank N.A.	(61,450)
USD	3,325,419	ZAR	49,809,792	04/28/22	Morgan Stanley and Co. International Plc	(72,881)
USD	541,226	ZAR	7,940,000	04/28/22	State Street Bank London	(485)
USD	3,444,551	ZAR	52,135,000	04/19/22	UBS AG	(116,501)

						$(1,752,576)

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
10	10-Year Australian Bond Futures	Jun 2022	$951,776	$(37,650)
121	Euro 90-Day	Dec 2022	29,445,350	(359,704)
763	Euro 90-Day	Dec 2023	184,970,275	(2,562,543)
266	U.S. Treasury Note 2-Year	Jun 2022	56,371,219	(753,070)
11	U.S. Ultra 10-Year	Jun 2022	1,490,156	(50,005)
142	U.S. Ultra Bond	Jun 2022	25,151,750	(851,335)
159	U.S. Ultra Bond	Jun 2022	28,162,875	78,490

				$(4,535,817)

Sales
49	Euro-Bund	Jun 2022	$8,650,122	$255,648
63	U.S. Long Bond	Jun 2022	9,453,938	313,935
259	U.S. Treasury Note 10-Year	Jun 2022	31,824,625	1,038,254
177	U.S. Treasury Note 5-Year	Jun 2022	20,299,687	388,810

				$1,996,647

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Written Options

Written Currency Options

Type of Contract	Counterparty	Notional Value		Premiums Received	Value at March 31, 2022
Call — USD/EUR Option
Strike @ EUR 1.11
Expires 04/01/2022	Goldman Sachs & Co.	USD	(9,440,000)	$(32,002)	$(1,255)
Call — USD/EUR Option
Strike @ EUR 1.12
Expires 04/07/2022	JPMorgan Securities LLC	USD	(2,239,027)	(9,264)	(25,964)
Call — USD/EUR Option
Strike @ EUR 1.11
Expires 04/13/2022	Goldman Sachs & Co.	USD	(3,880,000)	(17,289)	(23,524)
Call — USD/EUR Option
Strike @ EUR 1.11
Expires 04/26/2022	BNP Paribas S.A.	USD	(3,760,000)	(18,274)	(21,037)
Call — USD/JPY Option
Strike @ JPY 117.65
Expires 04/26/2022	BNP Paribas S.A.	USD	(5,010,000)	(21,593)	(161,492)
PUT — USD/CAD Option
Strike @ CAD 1.24
Expires 04/20/2022	Morgan Stanley & Co.	USD	(4,200,000)	(12,881)	(22,428)
PUT — USD/EUR Option
Strike @ EUR 1.17
Expires 04/07/2022	JPMorgan Securities LLC	USD	(2,239,027)	(9,264)	(13)
PUT — USD/EUR Option
Strike @ EUR 1.16
Expires 04/13/2022	Goldman Sachs & Co.	USD	(3,880,000)	(16,420)	(264)
PUT — USD/MXN Option
Strike @ MXN 20.42
Expires 05/13/2022	JPMorgan Securities LLC	USD	(4,400,000)	(30,404)	(107,919)
PUT — USD/NOK Option
Strike @ NOK 8.48
Expires 04/12/2022	Goldman Sachs & Co.	USD	(1,980,000)	(13,108)	(2,208)
PUT — USD/NOK Option
Strike @ NOK 8.54
Expires 04/20/2022	Citibank N.A.	USD	(4,200,000)	(20,118)	(14,276)
PUT — USD/RUB Option
Strike @ RUB 73.85
Expires 04/14/2022	JPMorgan Securities LLC	USD	(4,110,000)	(48,991)	(52,740)

				$(249,608)	$(433,120)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Written Futures Options

Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2022
CALL — U.S. Treasury Note 10-Year Futures Option
Strike @ $122.50
Expires 04/22/2022	Citibank N.A.	25	$(3,071,875)	$(19,879)	$(26,563)
CALL — U.S. Treasury Note 10-Year Futures Option
Strike @ $124.00
Expires 04/22/2022	Morgan Stanley & Co.	51	(6,266,625)	(31,787)	(19,922)
PUT — S&P 500 E-mini Futures Option
Strike @ $3,800.00
Expires 05/20/2022	JPMorgan Securities LLC	1,850	(8,381,888)	(19,347)	(25,437)
PUT — S&P 500 E-mini Futures Option
Strike @ $3,900.00
Expires 05/20/2022	JPMorgan Securities LLC	1,250	(5,663,438)	(18,385)	(18,385)

				$(89,398)	$(90,307)

Written Swaption

Type of Contract	Counterparty	Notional Value		Premiums Received	Value at March 31, 2022
Interest Rate Swaption pay annually a fixed rate of 2.88% and receive semi-annually a floating rate of 6-Month EUR LIBOR
Strike @ EUR 2.88
Expires 08/17/2022	Morgan Stanley & Co.	USD	(36,650,000)	$(178,671)	$(356,497)

Total Written Options				$(517,677)	$(879,924)

OTC — Interest Rate Swaps

Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Counterparty	Upfront Premiums Paid (Received)	Notional		Market Value	Unrealized Appreciation (Depreciation)
1.87%	Quarterly	7-Day CNRR	Quarterly	09/16/25	HSBC Bank Plc	$—	CNY	2,702,414	$(6,916)	$(6,916)
1.90%	Quarterly	7-Day CNRR	Quarterly	09/16/25	HSBC Bank Plc	—	CNY	9,266,521	(22,290)	(22,290)
2.51%	Quarterly	7-Day CNRR	Quarterly	09/16/25	HSBC Bank Plc	—	CNY	5,489,373	4,158	4,158
2.69%	Quarterly	7-Day CNRR	Quarterly	12/16/25	HSBC Bank Plc	—	CNY	3,081,518	5,102	5,102
BRL-CDI	At Maturity	10.67%	At Maturity	01/02/29	JPMorgan Chase Bank N.A.	—	BRL	958,821	2,998	2,998
BRL-CDI	At Maturity	10.47%	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	1,526,090	4,174	4,174
BRL-CDI	At Maturity	7.49%	At Maturity	01/04/27	Bank of America, N.A.	—	BRL	591,999	12,147	12,147
1.84%	Semi-Annual	Thai Baht Interest Rate Fixing	Semi-Annual	09/21/27	JPMorgan Chase Bank N.A.	—	THB	37,363,293	(3,045)	(3,045)
2.28%	Semi-Annual	Thai Baht Interest Rate Fixing	Semi-Annual	09/21/32	Citibank N.A.	—	THB	60,887,765	9,909	9,909

						$—			$6,237	$6,237

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Centrally Cleared Interest Rate Swaps

Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
1-Month TIIE	Monthly	7.80%	Monthly	11/13/31	$5	MXN	6,846,042	$7,670	$7,665
1-Month TIIE	Monthly	7.50%	Monthly	09/17/31	4	MXN	4,768,972	10,240	10,236
1-Month TIIE	Monthly	7.42%	Monthly	11/18/26	6	MXN	13,163,755	23,432	23,426
7.20%	Monthly	1-Month TIIE	Monthly	07/17/24	—	MXN	116,734,200	(166,765)	(166,765)
3-Month JIBAR	Quarterly	8.31%	Quarterly	09/21/32	16	ZAR	14,977,671	(7,173)	(7,189)
3-Month JIBAR	Quarterly	7.44%	Quarterly	09/21/27	11	ZAR	17,304,092	(2,732)	(2,743)
6-Month BUBOR	Semi-Annual	5.76%	Annual	09/21/32	5	HUF	112,174,310	910	905
6-Month BUBOR	Semi-Annual	5.67%	Annual	09/21/32	5	HUF	98,313,723	5	—
CPI-U	Annual	3.97%	Annual	11/18/23	(17,982)	USD	4,870,000	133,332	151,314
3.37%	Annual	CPI-U	Annual	11/18/26	51,775	USD	4,870,000	(131,820)	(183,595)
SOFR	Annual	1.52%	Annual	11/20/26	(9,498)	USD	5,530,000	119,543	129,041

									$(37,705)

OTC — Credit Default Swaps

Buy Protection

Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate		Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value
730,000	EUR	12/20/24	Morgan Stanley & Co.	(1.00%	)	Quarterly	Daimler AG, 1.40%, 01/12/24	$5,492	$(19,195)	$(13,703)

Sell Protection

Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate		Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value

820,000	USD	06/20/26	Morgan Stanley & Co.	5.00%		Quarterly	Netflix, Inc., 4.88%, 06/30/30 (Moody’s rating: Ba1; S&P rating: BB+)	$(50,663)	$180,545	$129,882
410,000	USD	06/20/26	Morgan Stanley & Co.	5.00%		Quarterly	Netflix, Inc., 4.88%, 06/30/30 (Moody’s rating: Ba1; S&P rating: BB+)	(25,722)	90,662	64,940
730,000	EUR	12/20/24	Morgan Stanley & Co.	1.00%		Quarterly	Volkswagen International Finance N.V., 0.50%, 03/30/21 (Moody’s rating: A3; S&P rating: BBB+)	(38)	9,255	9,217

						Total Sell Protection		$(76,423)	$280,462	$204,039

Total OTC Credit Default Swaps								$(70,931)	$261,267	$190,336

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Centrally Cleared Credit Default Swaps

Buy Protection

Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value
20,500,000	USD	12/20/26	(5.00%)	Quarterly	CDX.NA.HY.37**	$(132,693)	$(1,166,450)	$(1,299,143)
3,243,000	USD	06/20/27	(5.00%)	Quarterly	CDX.NA.HY.38**	(27,035)	(152,475)	(179,510)
1,380,000	USD	06/20/26	(5.00%)	Quarterly	General Motors Co.	78,608	(264,657)	(186,049)
615,000	USD	06/20/26	(1.00%)	Quarterly	ViacomCBS, Inc.	8,055	(9,500)	(1,445)
615,000	USD	06/20/26	(1.00%)	Quarterly	Walt Disney Co. (The)	2,074	(18,723)	(16,649)

						$(70,991)	$(1,611,805)	$(1,682,796)

Sell Protection
Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value

1,380,000	USD	06/20/26	5.00%	Quarterly	Ford Motor Co.	$(45,800)	$196,911	$151,111

Total Centrally Cleared Credit Default Swaps						$(116,791)	$(1,414,894)	$(1,531,685)

*	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.
**	CDX.NA.HY — Markit North America High Yield CDS Index. Represents an index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated BB and B.

U.S. Treasury securities in the amount of $65,473 received at the custodian bank as collateral for forward foreign currency contracts, OTC swaps and/or OTC options.

Currency Abbreviations

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi
CNY	— Chinese Yuan
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Pesos
EGP	— Egyptian Pound
EUR	— Euro
GBP	— British Pound Sterling
GHS	— Ghana Cedi
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Currency Abbreviations — continued

KZT	— Kazakhstani Tenge
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krona
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RON	— Romanian New Leu
RUB	— Russian Ruble
SAR	— Saudi Riyal
THB	— Thai Baht
TRY	— Turkish New Lira
TWD	— Taiwan Dollar
UAH	— Ukrainian Hryvnia
USD	— U.S. Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

Other Abbreviations

BIBOR	—	Bangkok Interbank Offered Rate

BUBOR	—	Budapest Interbank Offered Rate

CDI	—	Brazil Interbank Deposit Rate

CLO	—	Collateralized Loan Obligation

CMO	—	Collateralized Mortgage Obligation

CMT	—	Constant Maturity Treasury Index

CNRR	—	China Fixing Repo Rates

FHLMC	—	Federal Home Loan Mortgage Corporation

FNMA	—	Federal National Mortgage Association

GDN	—	Global Depository Note

ICE	—	Intercontinental Exchange

JIBAR	—	Johannesburg Interbank Average Rate

LIBOR	—	London Interbank Offered Rate

MTN	—	Medium Term Note

OTC	—	Over-The-Counter

PIK	—	Payment In Kind

PRIBOR	—	Prague Interbank Offered Rate

REIT	—	Real Estate Investment Trust

REMIC	—	Real Estate Mortgage Investment Conduit

SOFR	—	Secured Overnight Financing Rate

TBD	—	To Be Determined

TIIE	—	Mexican Interbank Equilibrium Interest Rate

UMBS	—	Uniform Mortgage-Backed Securities are single-class securities backed by fixed-rate mortgage loans purchased by either FHLMC or FNMA

WIBOR	—	Warsaw Interbank Offer Rate

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2022

Asset Class Summary (Unaudited)	% of Net Assets
Corporate Debt	33.1
Sovereign Debt Obligations	24.9
Bank Loans	19.4
Asset Backed Securities	5.3
Mortgage Backed Securities — Private Issuers	4.8
U.S. Government and Agency Obligations	3.8
Convertible Debt	1.4
Convertible Preferred Stocks	0.7
Purchased Swaption	0.1
Common Stocks	0.1
Mortgage Backed Securities — U.S. Government Agency Obligations	0.1
Preferred Stocks	0.0	*
Purchased Futures Options	0.0	*
OTC Credit Default Swaps	0.0	*
Purchased Currency Options	0.0	*
OTC Interest Rate Swaps	0.0	*
Centrally Cleared Interest Rate Swaps	0.0	*
Written Futures Options	0.0	*
Written Swaption	0.0	*
Written Currency Options	0.0	*
Centrally Cleared Credit Default Swaps	(0.1)
Futures Contracts	(0.2)
Forward Foreign Currency Contracts	(4.1)
Short-Term Investments	4.6
Other Assets and Liabilities (net)	6.1

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	COMMON STOCKS — 92.0%

	Argentina — 0.0%
32,870	Banco BBVA Argentina SA, ADR*	116,689
18,200	Grupo Financiero Galicia SA, ADR(a)	196,560
8,100	Telecom Argentina SA, ADR(a)	48,681

		361,930

	Australia — 0.5%
371,906	Newcrest Mining, Ltd.	7,409,075

	Brazil — 5.5%
576,200	Ambev SA	1,867,334
3,234,700	B3 SA — Brasil Bolsa Balcao	10,693,954
910,709	Banco Bradesco SA*	3,501,437
991,000	Banco do Brasil SA	7,236,545
183,400	Blau Farmaceutica SA* 144A	1,107,281
102,300	Cia Energetica de Minas Gerais, ADR(a)	329,406
111,300	Cia Siderurgica Nacional SA	609,674
1,426,700	Dexco SA	4,407,445
1,286,700	Locaweb Servicos de Internet SA*	2,734,808
339,700	Marfrig Global Foods SA	1,529,810
13,929	MercadoLibre, Inc.*	16,568,267
75,300	Petroleo Brasileiro SA	558,417
1,666,933	Raia Drogasil SA	8,397,895
2,703,300	Rumo SA*	10,552,766
1,077,400	TOTVS SA	8,248,364
203,200	Vale SA	4,087,989
710,952	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,913,546
759,500	WEG SA	5,573,242

		89,918,180

	Canada — 0.1%
41,933	Canadian Solar, Inc.* (a)	1,482,751

	Chile — 0.3%
1,189,705	Banco de Chile	127,357
2,436,192	Banco Santander Chile	137,176
10,800	Banco Santander Chile, ADR	243,972
5,053	CAP SA	78,339
32,356	Cencosud SA	63,731
62,626	Cencosud Shopping SA	73,376
252,555	Cia Cervecerias Unidas SA, ADR	3,778,223
1,999,467	Colbun SA	163,962
6,046	Empresas COPEC SA	49,940
693,079	Enel Americas SA	83,671
4,978	Inversiones La Construccion SA	21,445

		4,821,192

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	China — 26.9%
1,511,000	361 Degrees International, Ltd.* (a)	768,104
347,250	A-Living Smart City Services Co., Ltd.(a)	483,108
2,478,300	Agricultural Bank of China, Ltd. Class A	1,202,348
12,873,000	Agricultural Bank of China, Ltd. Class H	4,938,512
122,000	Airtac International Group	3,933,751
1,768,091	Alibaba Group Holding, Ltd.*	24,206,232
49,100	Alibaba Group Holding, Ltd., ADR*	5,342,080
100,000	Amlogic Shanghai Co., Ltd. Class A*	1,771,770
72,000	Angang Steel Co., Ltd. Class H	33,037
35,169	Anhui Conch Cement Co., Ltd. Class A	217,827
122,500	Anhui Conch Cement Co., Ltd. Class H	627,963
425,498	Anhui Guangxin Agrochemical Co., Ltd. Class A	2,132,726
141,200	ANTA Sports Products, Ltd.	1,762,606
42,800	Autohome, Inc. Class A(a)	329,895
31,800	Autohome, Inc., ADR	967,038
12,000	Baidu, Inc., ADR*	1,587,600
1,670,683	Bank of Chengdu Co., Ltd. Class A	3,950,082
2,776,200	Bank of China, Ltd. Class A	1,427,844
20,087,700	Bank of China, Ltd. Class H	8,067,838
80,950	Beijing Easpring Material Technology Co., Ltd. Class A	953,429
39,000	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. Class A	1,707,881
119,300	Budweiser Brewing Co. APAC, Ltd.(a)	316,691
406,515	BYD Electronic International Co., Ltd.(a)	811,173
31,694	Changchun High & New Technology Industry Group, Inc. Class A	835,957
154,000	China BlueChemical, Ltd. Class H	52,600
1,450,000	China Communications Services Corp., Ltd. Class H	654,866
960,600	China Construction Bank Corp. Class A	950,011
19,884,000	China Construction Bank Corp. Class H	14,940,409
943,000	China Datang Corp. Renewable Power Co., Ltd. Class H(a)	389,374
768,000	China Dongxiang Group Co., Ltd.	48,837
3,832,000	China Feihe, Ltd.(a)	3,774,877
1,085,200	China Hongqiao Group, Ltd.(a)	1,439,904
545,959	China Jushi Co., Ltd. Class A	1,307,245
163,263	China Lesso Group Holdings, Ltd.	196,777
1,107,000	China Longyuan Power Group Corp., Ltd. Class H	2,509,959
609,000	China Medical System Holdings, Ltd.	953,425
528,000	China Mengniu Dairy Co., Ltd.*	2,835,935
241,599	China Merchants Bank Co., Ltd. Class A	1,776,687
2,395,400	China Merchants Bank Co., Ltd. Class H	18,730,266
386,300	China Molybdenum Co., Ltd. Class A	315,574
342,000	China Molybdenum Co., Ltd. Class H	177,231
456,000	China Oriental Group Co., Ltd.	129,103
126,000	China Overseas Land & Investment, Ltd.	375,422
172,992	China Pacific Insurance Group Co., Ltd. Class A	623,369
1,624,600	China Pacific Insurance Group Co., Ltd. Class H	3,946,328
1,582,400	China Petroleum & Chemical Corp. Class A	1,076,334
64,000	China Petroleum & Chemical Corp. Class H	32,009
1,781,000	China Reinsurance Group Corp. Class H	163,175
446,000	China Resources Beer Holdings Co., Ltd.	2,722,357

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	China — continued
198,000	China Resources Gas Group, Ltd.	837,633
626,000	China Resources Land, Ltd.	2,902,378
54,000	China Risun Group, Ltd.(a)	28,583
340,100	China Shenhua Energy Co., Ltd. Class A	1,593,268
2,781,100	China Shenhua Energy Co., Ltd. Class H	8,873,042
265,496	China Tourism Group Duty Free Corp., Ltd. Class A	6,816,342
23,898	China Vanke Co., Ltd. Class A	71,332
28,000	CIFI Ever Sunshine Services Group, Ltd.(a)	37,589
279,700	Citic Pacific Special Steel Group Co., Ltd. Class A	875,725
2,228,000	COFCO Joycome Foods, Ltd.* (a)	986,265
63,600	Contemporary Amperex Technology Co., Ltd. Class A	5,095,885
1,164,000	COSCO SHIPPING Holdings Co., Ltd. Class H*	2,016,129
1,499,100	CSPC Pharmaceutical Group, Ltd.	1,719,469
105,000	Dongyue Group, Ltd.	142,599
115,893	Ecovacs Robotics Co., Ltd. Class A	1,968,199
460,400	ENN Energy Holdings, Ltd.	6,862,977
713,000	ENN Natural Gas Co., Ltd. Class A	1,983,973
1,464,296	Fangda Special Steel Technology Co., Ltd. Class A	1,972,454
113,200	Fangda Special Steel Technology Co., Ltd. Class A (Shanghai Exchange)	152,484
635,197	Foshan Haitian Flavouring & Food Co., Ltd. Class A	8,734,317
522,000	Fuyao Glass Industry Group Co., Ltd. Class H	2,132,047
144,994	GoerTek, Inc. Class A	781,598
103,900	Gongniu Group Co., Ltd. Class A	2,097,350
849,500	Great Wall Motor Co., Ltd. Class H	1,354,450
261,000	Greenland Hong Kong Holdings, Ltd.	58,636
502,000	Guangdong Investment, Ltd.	685,495
44,200	Guangdong Tapai Group Co., Ltd. Class A	76,336
220,300	Hangzhou Tigermed Consulting Co., Ltd. Class H	2,655,076
1,209,302	Hisense Home Appliances Group Co., Ltd. Class A	2,111,600
40,410	Hisense Home Appliances Group Co., Ltd. Class H(a)	38,152
20,653	Hollysys Automation Technologies, Ltd.*	329,828
1,348,875	Huafon Chemical Co., Ltd. Class A	1,927,997
295,000	Industrial & Commercial Bank of China, Ltd. Class A	221,605
13,554,535	Industrial & Commercial Bank of China, Ltd. Class H	8,310,745
147,200	Jafron Biomedical Co., Ltd. Class A	1,049,508
36,285	JD.com, Inc. Class A*	1,062,967
410,624	Jiangsu Hengrui Medicine Co., Ltd. Class A	2,377,086
857,000	Jiangxi Copper Co., Ltd. Class H	1,430,021
83,567	JinkoSolar Holding Co., Ltd., ADR* (a)	4,035,450
652,141	Joyoung Co., Ltd. Class A	1,670,148
67,557	KE Holdings, Inc., ADR*	835,680
393,000	Kingdee International Software Group Co., Ltd.*	867,453
649,800	Kingsoft Corp., Ltd.	2,097,759
738,000	Kunlun Energy Co., Ltd.	638,984
44,413	Kweichow Moutai Co., Ltd. Class A	11,981,058
632,200	Li Ning Co., Ltd.	5,419,886
244,597	Lier Chemical Co., Ltd. Class A	1,099,395
189,000	Logan Group Co., Ltd.(a)	53,378
383,740	LONGi Green Energy Technology Co., Ltd. Class A	4,331,352

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	China — continued
342,472	Longshine Technology Group Co., Ltd. Class A	1,495,015
195,000	Lonking Holdings, Ltd.	53,127
67,400	Lufax Holding, Ltd., ADR*	375,418
64,100	Luoyang Xinqianglian Slewing Bearing Co., Ltd. Class A	1,138,137
669,000	Luxi Chemical Group Co., Ltd. Class A	1,879,616
97,600	Meituan Class B*	1,923,735
774,400	Midea Group Co., Ltd. Class A	6,926,816
119,267	MINISO Group Holding, Ltd., ADR	930,283
252,000	MMG, Ltd.*	101,133
333,894	NARI Technology Co., Ltd. Class A	1,643,265
2,446,000	Netjoy Holdings, Ltd.* (a)	654,283
28,000	Nexteer Automotive Group, Ltd.	17,691
809,770	Ningxia Baofeng Energy Group Co., Ltd. Class A	1,886,913
86,449	NIO, Inc., ADR*	1,819,751
838,075	PetroChina Co., Ltd. Class A	726,453
4,688,600	PetroChina Co., Ltd. Class H	2,401,615
4,294,000	PICC Property & Casualty Co., Ltd. Class H	4,382,534
358,700	Ping An Insurance Group Co. of China, Ltd. Class A	2,713,829
408,300	Ping An Insurance Group Co. of China, Ltd. Class H	2,881,492
2,468,100	Postal Savings Bank of China Co., Ltd. Class A	2,091,437
748,400	Sany Heavy Industry Co., Ltd. Class A	2,055,001
516,493	Satellite Chemical Co., Ltd. Class A	3,199,428
1,192,995	Shaanxi Coal Industry Co., Ltd. Class A	3,087,995
2,552,500	Shandong Gold Mining Co., Ltd. Class H(a)	5,086,315
396,500	Shandong Hualu Hengsheng Chemical Co., Ltd. Class A	2,025,349
331,400	Shandong Sinocera Functional Material Co., Ltd. Class A	1,796,502
116,010	Shanghai Baolong Automotive Corp. Class A	744,494
373,300	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	1,818,977
156,480	Shenzhen Kangtai Biological Products Co., Ltd. Class A	2,290,983
284,400	Shenzhou International Group Holdings, Ltd.	3,794,221
241,300	Sieyuan Electric Co., Ltd. Class A	1,242,543
32,300	Silergy Corp.	3,804,523
479,995	Sinoma Science & Technology Co., Ltd. Class A	1,823,064
442,378	Sinopec Engineering Group Co., Ltd. Class H	225,449
449,287	Sinoseal Holding Co., Ltd. Class A	2,609,055
301,463	Sinotruk Hong Kong, Ltd.	458,602
585,500	SITC International Holdings Co., Ltd.	2,067,314
396,000	Sunac China Holdings, Ltd.(a)	229,291
70,000	Sunac Services Holdings, Ltd.(a)	42,896
6,200	Sungrow Power Supply Co., Ltd. Class A	103,696
377,300	Sunny Optical Technology Group Co., Ltd.	6,044,632
1,002,000	Tencent Holdings, Ltd.	47,281,207
16,119	Tencent Holdings, Ltd., ADR(a)	748,244
152,700	Tencent Music Entertainment Group, ADR*	743,649
136,675	Thunder Software Technology Co., Ltd. Class A	2,123,951
166,000	Tianli Education International Holdings, Ltd.(a)	16,321
1,040,800	Tongcheng Travel Holdings, Ltd.*	1,846,271
1,017,091	Tongkun Group Co., Ltd. Class A	2,791,253
278,300	Tongwei Co., Ltd. Class A	1,855,836

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	China — continued
2,492,000	TravelSky Technology, Ltd. Class H(a)	3,574,249
258,100	Vipshop Holdings, Ltd., ADR*	2,322,900
119,397	Wanhua Chemical Group Co., Ltd. Class A	1,515,666
1,418,000	Weichai Power Co., Ltd. Class H	2,229,485
43,757	Weifu High-Technology Group Co., Ltd. Class A	136,335
97,995	Will Semiconductor Co., Ltd. Class A	2,950,377
53,400	WuXi AppTec Co., Ltd. Class H	835,417
437,500	Wuxi Biologics Cayman, Inc.*	3,549,958
594,769	Wuxi Lead Intelligent Equipment Co., Ltd. Class A	5,450,643
1,528,000	Xinyi Solar Holdings, Ltd.	2,685,651
302,000	Xtep International Holdings, Ltd.(a)	453,225
3,278,000	Yangzijiang Shipbuilding Holdings, Ltd.	3,692,953
58,000	YongXing Special Materials Technology Co., Ltd. Class A	1,077,619
134,600	Yunnan Baiyao Group Co., Ltd. Class A	1,733,086
91,731	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class A	4,558,677
294,200	Zhejiang Jiecang Linear Motion Technology Co., Ltd. Class A	1,363,514
212,000	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. Class A	1,988,869
1,023,828	Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	2,666,121
40,600	Zhejiang Weixing New Building Materials Co., Ltd. Class A	130,156
967,435	Zhengzhou Coal Mining Machinery Group Co., Ltd. Class A	2,086,639
264,000	Zhenro Properties Group, Ltd.(a)	20,400
549,000	Zhongsheng Group Holdings, Ltd.	3,866,511
154,965	Zhuzhou Hongda Electronics Corp., Ltd. Class A	1,630,043
40,600	Zhuzhou Kibing Group Co., Ltd. Class A	83,894
497,600	Zijin Mining Group Co., Ltd. Class A	879,804
3,278,000	Zijin Mining Group Co., Ltd. Class H	5,020,495
1,805,600	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H(a)	1,143,569
322,000	Zylox-Tonbridge Medical Technology Co., Ltd.* (a)	518,005

		440,063,115

	Czech Republic — 0.1%
3,676	CEZ AS	154,942
157,760	Moneta Money Bank AS	642,793
91	Philip Morris CR AS	72,073

		869,808

	Egypt — 0.0%
29,643	Commercial International Bank Egypt SAE*	74,902

	Hong Kong — 1.2%
328,400	AIA Group, Ltd.	3,438,996
6,580,000	Digital Domain Holdings, Ltd.* (a)	459,154
32,800	Hong Kong Exchanges & Clearing, Ltd.	1,546,140
108,500	Kingboard Laminates Holdings, Ltd.	177,942
37,000	PAX Global Technology, Ltd.	30,350
1,169,000	Sino Biopharmaceutical, Ltd.	725,337
104,300	Techtronic Industries Co., Ltd.	1,680,658
2,156,000	Vinda International Holdings, Ltd.(a)	4,863,599
1,106,000	Vitasoy International Holdings, Ltd.(a)	2,096,241

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Hong Kong — continued
2,125,300	Xinyi Glass Holdings, Ltd.	5,106,822

		20,125,239

	Hungary — 0.1%
12,118	MOL Hungarian Oil & Gas Plc	107,603
32,034	OTP Bank Nyrt*	1,169,256

		1,276,859

	India — 13.6%
163,063	Asian Paints, Ltd.	6,587,594
103,412	Axis Bank, Ltd.*	1,028,908
114,680	Bajaj Auto, Ltd.	5,536,568
15,735	Bajaj Consumer Care, Ltd.	33,272
72,211	Bajaj Finance, Ltd.	6,863,934
1,182,600	Bharat Electronics, Ltd.	3,267,200
110,795	Britannia Industries, Ltd.	4,677,279
1,178,896	Cipla, Ltd.	15,814,986
6,640	Clean Science & Technology, Ltd.* 144A	173,804
281,097	Colgate-Palmolive India, Ltd.	5,711,747
129,900	Coromandel International, Ltd.	1,365,782
4,433	Cummins India, Ltd.	65,325
15,841	Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	175,084
23,218	Gujarat State Fertilizers & Chemicals, Ltd.	49,278
269,591	Havells India, Ltd.	4,074,462
698,593	HCL Technologies, Ltd.	10,660,199
605,563	HDFC Bank, Ltd.	11,685,098
15,590	Hindustan Aeronautics, Ltd.	305,361
59,056	Hindustan Petroleum Corp., Ltd.	209,352
33,608	Hindustan Unilever, Ltd.	903,937
35,979	Hindustan Zinc, Ltd.	146,228
692,292	Housing Development Finance Corp., Ltd.	21,628,446
764,046	ICICI Bank, Ltd.	7,327,514
211,303	Indiabulls Real Estate, Ltd.*	278,061
896,141	Infosys, Ltd.	22,426,048
532,556	Infosys, Ltd., ADR	13,255,319
258,084	InterGlobe Aviation, Ltd.*	6,780,178
211,550	Jai Balaji Industries, Ltd.*	122,281
5,341	Jindal Stainless Hisar, Ltd.*	27,305
13,847	Jindal Stainless, Ltd.*	36,689
39,881	Karnataka Bank, Ltd. (The)	29,006
262,103	Kotak Mahindra Bank, Ltd.	6,024,230
910	L&T Technology Services, Ltd.	60,820
13,396	Mahanagar Gas, Ltd.	136,868
36,896	Manappuram Finance, Ltd.	54,950
29,214	Mindtree, Ltd.	1,649,124
2,650,073	Motherson Sumi Wiring India, Ltd.*	2,259,251
154,053	Muthoot Finance, Ltd.	2,706,733
75,146	NBCC India, Ltd.	35,749
168,425	NCC, Ltd.	128,771

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	India — continued
1,136,200	NMDC, Ltd.	2,417,253
8,988	Oberoi Realty, Ltd.*	110,890
40,357	Petronet LNG, Ltd.	102,798
27,837	Prestige Estates Projects, Ltd.	179,073
67,515	Redington India, Ltd.	128,433
587,514	Reliance Industries, Ltd.	20,344,728
7,046	Sobha, Ltd.	65,053
592,000	State Bank of India	3,825,257
9,971	Sun TV Network, Ltd.	63,935
394,285	Tata Consultancy Services, Ltd.	19,405,869
40,209	Titan Co., Ltd.	1,340,093
90,208	TV18 Broadcast, Ltd.*	88,484
975,467	UPL, Ltd.	9,814,662
57,711	Welspun Corp., Ltd.	126,147
243,044	Yes Bank, Ltd.*	39,038

		222,354,454

	Indonesia — 1.6%
1,610,400	Adaro Energy Indonesia Tbk PT	301,615
35,237,900	Bank Central Asia Tbk PT	19,523,186
2,025,900	Bank Mandiri Persero Tbk PT	1,111,622
1,551,841	Bank Negara Indonesia Persero Tbk PT	887,840
1,710,400	Bank Pembangunan Daerah Jawa Timur Tbk PT	94,109
8,642,225	Bank Rakyat Indonesia Persero Tbk PT	2,782,661
458,200	Bukit Asam Tbk PT	104,980
449,200	Indo Tambangraya Megah Tbk PT	894,451
27,750,400	Panin Financial Tbk PT*	332,289
55,100	United Tractors Tbk PT	97,849

		26,130,602

	Italy — 0.5%
283,939	Coca-Cola HBC AG*	5,934,804
435,900	Prada SpA	2,756,020

		8,690,824

	Japan — 0.2%
125,700	Nexon Co., Ltd.	3,016,959

	Malaysia — 0.0%
195,000	Kossan Rubber Industries Bhd	90,847

	Mexico — 5.2%
73,700	America Movil SAB de CV Class L, ADR	1,558,755
1,443,900	America Movil SAB de CV Series L	1,525,573
37,400	Arca Continental SAB de CV	253,166
149,856	Banco del Bajio SA	408,418
2,700	Coca-Cola Femsa SAB de CV, ADR	148,365
309,671	Credito Real SAB de CV SOFOM ER* (a)	26,864

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Mexico — continued
14,382	El Puerto de Liverpool SAB de CV(a)	73,331
101,580	Fibra Uno Administracion SA de CV REIT	118,685
66,400	Fomento Economico Mexicano SAB de CV	549,859
231,539	Fomento Economico Mexicano SAB de CV, ADR	19,183,006
4,505	Gruma SAB de CV Class B	56,338
13,300	Grupo Aeroportuario del Centro Norte SAB de CV Class B	98,740
866,200	Grupo Aeroportuario del Pacifico SAB de CV Class B*	13,926,873
200	Grupo Aeroportuario del Sureste SAB de CV, ADR	44,320
8,860	Grupo Aeroportuario del Sureste SAB de CV Class B	196,282
16,900	Grupo Bimbo SAB de CV Series A	50,847
2,707,896	Grupo Financiero Banorte SAB de CV Series O	20,343,846
29,700	Grupo Financiero Inbursa SAB de CV Series O* (a)	61,956
713,408	Grupo Mexico SAB de CV Series B	4,248,180
48,200	Kimberly-Clark de Mexico SAB de CV Class A	67,797
21,900	Orbia Advance Corp. SAB de CV	57,776
38,590	Qualitas Controladora SAB de CV(a)	219,519
68,818	Regional SAB de CV	479,573
84,300	Ternium SA, ADR	3,848,295
167,706	Unifin Financiera SAB de CV* (a)	200,066
4,213,815	Wal-Mart de Mexico SAB de CV	17,223,351

		84,969,781

	Netherlands — 0.8%
177,099	Heineken Holding NV	13,941,159

	Panama — 0.0%
498,551	Bac Holding International Co.* (b)	14,344

	Peru — 0.4%
39,325	Credicorp, Ltd.	6,758,788

	Philippines — 0.3%
24,260	GT Capital Holdings, Inc.*	258,084
61,020	Manila Electric Co.	440,180
9,529,300	Megaworld Corp.	553,429
149,700	Puregold Price Club, Inc.	103,325
518,600	Semirara Mining & Power Corp. Class A	306,271
1,269,150	Universal Robina Corp.	2,960,841

		4,622,130

	Poland — 0.3%
8,059	Bank Polska Kasa Opieki SA	216,633
7,718	Budimex SA	412,536
49,521	Dino Polska SA*	3,989,290
21,500	Polski Koncern Naftowy ORLEN SA	389,952
61,444	Polskie Gornictwo Naftowe i Gazownictwo SA	91,268
2,987	Powszechna Kasa Oszczednosci Bank Polski SA*	28,317
76,771	Powszechny Zaklad Ubezpieczen SA	619,587

		5,747,583

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Portugal — 0.3%
221,232	Jeronimo Martins SGPS SA	5,330,673

	Qatar — 0.2%
195,119	Doha Bank QPSC	138,308
34,998	Qatar Electricity & Water Co. QSC	175,725
339,529	Qatar National Bank QPSC	2,148,681
211,693	Qatar National Cement Co. QSC	301,291

		2,764,005

	Russia — 0.1%
214,920	Evraz Plc(b) (c) (d)	5,660
1,522	Gazprom Neft PJSC, ADR(b) (c) (d)	365
229,600	Gazprom PJSC, ADR(b) (c) (d)	11,480
292,041	Gazprom PJSC (OTC US Exchange), ADR(b) (c) (d)	17,523
99,121	Globaltrans Investment Plc, GDR(b) (c) (d) (e)	3,965
67,845	HeadHunter Group Plc, ADR(b) (c) (d)	10,177
221,290	LSR Group PJSC, GDR(b) (c) (d) (e)	2,213
59,700	LUKOIL PJSC, ADR(b) (c) (d)	29,850
77,055	LUKOIL PJSC (London Exchange), ADR(b) (c) (d)	39,298
42,719	Magnit PJSC, GDR(b) (c) (d) (e)	3,418
75,743	Magnitogorsk Iron & Steel Works PJSC, GDR(b) (c) (d) (e)	6,059
152,499	MMC Norilsk Nickel PJSC, ADR(b) (c) (d)	36,600
12,100	MMC Norilsk Nickel PJSC (OTC US Exchange), ADR(b) (c) (d)	2,783
126,700	Mobile Telesystems PJSC, ADR(b) (c) (d)	7,602
10,900	Novatek PJSC, GDR(b) (c) (d) (e)	13,625
4,525	Novatek PJSC (London Exchange), GDR(b) (c) (d) (e)	5,656
171,550	Novolipetsk Steel PJSC, GDR(b) (c) (d)	44,603
16,074	PhosAgro PJSC, GDR(b) (c) (d) (e)	2,893
443,510	Polymetal International Plc	1,776,863
50,125	Polyus PJSC, GDR(b) (c) (d) (e)	39,098
83,852	QIWI Plc, ADR(a) (b) (c) (d)	5,031
1,341	QIWI Plc (Moscow Exchange), ADR(b) (c) (d)	61
91,459	Raspadskaya OJSC(b) (c) (d)	3,665
4,954	Ros Agro Plc, GDR(b) (c) (d) (e)	495
56,100	Sberbank of Russia PJSC, ADR(b) (c) (d)	2,244
1,317,945	Sberbank of Russia PJSC (London Exchange), ADR(b) (c) (d)	52,718
105,511	Severstal PAO, GDR(b) (c) (d) (e)	16,882
2,562,509	Surgutneftegas PJSC, ADR(b) (c) (d)	102,500
99,784	Tatneft PJSC, ADR(b) (c) (d)	29,935
16,391	TCS Group Holding Plc, GDR* (b) (c) (d) (e)	6,616
8,773	TCS Group Holding Plc (London Exchange), GDR* (b) (c) (d) (e)	3,158
109,700	VEON, Ltd., ADR*	74,903
47,122	X5 Retail Group NV, GDR(b) (c) (d) (e)	5,655

		2,363,594

	South Africa — 3.5%
215,600	Absa Group, Ltd.	2,799,463
281	Anglo American Platinum, Ltd.	38,587
8,882	AVI, Ltd.	43,856

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	South Africa — continued
97,114	Capitec Bank Holdings, Ltd.	15,515,630
585,307	Clicks Group, Ltd.	12,401,226
1,098,600	FirstRand, Ltd.(a)	5,801,033
95,021	Investec, Ltd.	632,867
15,034	Kumba Iron Ore, Ltd.(a)	665,877
159,125	Lewis Group, Ltd.	513,004
19,764	Mr Price Group, Ltd.	291,733
526,500	MTN Group, Ltd.(a)	6,822,034
138,000	Nedbank Group, Ltd.	2,192,810
67,000	Northam Platinum Holdings, Ltd.*	1,000,760
1,125,793	RMB Holdings, Ltd.	124,553
124,000	Sasol, Ltd.*	3,005,082
492,218	SPAR Group, Ltd. (The)	5,704,795
78,022	Truworths International, Ltd.	311,301

		57,864,611

	South Korea — 8.7%
37,692	BNK Financial Group, Inc.	246,473
1,975	Cheil Worldwide, Inc.	38,263
154,653	Coupang, Inc.* (a)	2,734,265
3,903	Coway Co., Ltd.	220,027
151,055	Daewoo Engineering & Construction Co., Ltd.*	867,846
3,228	Daou Data Corp.	38,540
2,076	DB Insurance Co., Ltd.	119,370
1,563	DL Holdings Co., Ltd.	78,603
80,646	Dongwon Development Co., Ltd.	357,544
1,017	Doosan Bobcat, Inc.	32,304
26,004	Douzone Bizon Co., Ltd.	991,385
2,800	Ecopro BM Co., Ltd.	900,842
1,810	Fila Holdings Corp.	46,681
49,528	GS Engineering & Construction Corp.	1,885,192
2,015	GS Holdings Corp.	72,755
5,823	GS Retail Co., Ltd.	135,709
223,489	Hana Financial Group, Inc.	8,922,005
1,084	Hana Materials, Inc.	49,449
3,357	Hankook Tire & Technology Co., Ltd.	92,769
4,429	Hanwha Aerospace Co., Ltd.	190,041
88,686	Hanwha Investment & Securities Co., Ltd.	368,909
61,578	HDC Hyundai Development Co-Engineering & Construction	761,261
71,152	Hyundai Engineering & Construction Co., Ltd.	2,795,917
7,616	Hyundai Marine & Fire Insurance Co., Ltd.	200,791
575	Hyundai Mobis Co., Ltd.	101,553
10,615	Industrial Bank of Korea	94,381
64,372	Kakao Corp.	5,590,656
153,008	KB Financial Group, Inc.	7,692,083
1,877	KC Tech Co., Ltd.	33,354
554	KCC Corp.	154,401
1,920	KCC Glass Corp.	99,524
72,113	Kia Corp.	4,379,550

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	South Korea — continued
1,992	KIWOOM Securities Co., Ltd.	161,515
2,101	Korea Petrochemical Ind Co., Ltd.	288,206
23,947	Korea Real Estate Investment & Trust Co., Ltd.	46,336
1,863	Korea Zinc Co., Ltd.	897,015
87,394	KT&G Corp.	5,816,308
35,296	Kumho Petrochemical Co., Ltd.(a)	4,482,976
40,226	LG Corp.	2,525,391
4,396	LG Electronics, Inc.	433,814
21,324	LG Household & Health Care, Ltd.	14,978,893
12,650	LG Innotek Co., Ltd.	4,002,985
7,550	Lotte Chemical Corp.	1,296,855
18,809	Lotte Fine Chemical Co., Ltd.	1,223,286
17,575	LX Semicon Co., Ltd.	2,090,776
16,670	Namsun Aluminum Co., Ltd.*	59,209
29,042	NAVER Corp.	8,120,818
3,573	NH Investment & Securities Co., Ltd.	33,489
208	NHN KCP Corp.*	4,571
22,482	POSCO Holdings, Inc.	5,399,531
3,700	POSCO Holdings, Inc., ADR	219,299
935	Samsung Card Co., Ltd.	24,867
18,600	Samsung Electro-Mechanics Co., Ltd.	2,510,835
428,064	Samsung Electronics Co., Ltd.	24,454,287
3,105	Samsung Electronics Co., Ltd., GDR(f)	4,386,252
569	Samsung Electronics Co., Ltd. (London Exchange), GDR(a) (f)	730,747
20,345	Samsung Engineering Co., Ltd.*	438,089
22,922	Samsung Fire & Marine Insurance Co., Ltd.	4,123,908
1,312	Samsung Life Insurance Co., Ltd.	71,083
1,413	Samsung SDS Co., Ltd.	160,587
3,108	Samsung Securities Co., Ltd.	106,953
23,048	SD Biosensor, Inc.	1,062,769
764	Sebang Global Battery Co., Ltd.	42,910
168,728	Shinhan Financial Group Co., Ltd.	5,754,830
6,611	SL Corp.	133,545
1,580	TY Holdings Co., Ltd.*	34,634
575	Unid Co., Ltd.	49,677
2,561	Webzen, Inc.*	51,610
413,007	Woori Financial Group, Inc.	5,181,180
23,305	Woori Technology Investment Co., Ltd.*	177,416

		141,869,895

	Taiwan — 17.7%
15,227	Acter Group Corp., Ltd.	108,003
850,003	Advantech Co., Ltd.	10,896,106
75,194	AmTRAN Technology Co., Ltd.	43,771
37,000	Arcadyan Technology Corp.	155,467
869,998	Asustek Computer, Inc.	11,316,076
28,531	Aten International Co., Ltd.	81,603
1,408,000	Catcher Technology Co., Ltd.	7,076,504
4,538,995	Cathay Financial Holding Co., Ltd.	10,179,091

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Taiwan — continued
765,992	Chailease Holding Co., Ltd.	6,740,504
26,000	Channel Well Technology Co., Ltd.	34,248
177,110	Chicony Electronics Co., Ltd.	553,506
206,000	China Steel Corp.	278,597
176,013	Chong Hong Construction Co., Ltd.	449,396
222,000	Chunghwa Telecom Co., Ltd.	984,228
6,000	Cleanaway Co., Ltd.	41,553
272,416	Coretronic Corp.	664,174
106,818	Delta Electronics, Inc.	993,644
637,500	E Ink Holdings, Inc.	4,044,925
6,513,670	E.Sun Financial Holding Co., Ltd.	7,503,037
22,665	Elan Microelectronics Corp.	135,064
439,817	Elite Material Co., Ltd.	3,922,785
74,000	eMemory Technology, Inc.	4,710,012
177,092	Farglory Land Development Co., Ltd.	421,164
113,000	First Financial Holding Co., Ltd.	112,003
550,348	FLEXium Interconnect, Inc.*	1,941,521
17,000	Formosa Chemicals & Fibre Corp.	46,719
25,000	Formosa Petrochemical Corp.	82,162
1,022,000	Formosa Plastics Corp.	3,788,704
364,518	Foxconn Technology Co., Ltd.	796,130
5,489,791	Fubon Financial Holding Co., Ltd.	14,601,785
32,000	Gamania Digital Entertainment Co., Ltd.	76,222
602,000	Giant Manufacturing Co., Ltd.	5,442,110
114,000	Gigabyte Technology Co., Ltd.	511,492
727,777	Grand Pacific Petrochemical	691,466
20,000	Greatek Electronics, Inc.	51,649
385,000	HannStar Display Corp.	206,224
46,000	Highwealth Construction Corp.	72,784
53,000	Holtek Semiconductor, Inc.	218,964
2,539,277	Hon Hai Precision Industry Co., Ltd.	9,354,605
200,759	Huaku Development Co., Ltd.	630,677
118,000	IEI Integration Corp.	191,355
47,687	International Games System Co., Ltd.	1,270,633
58,000	King’s Town Bank Co., Ltd.	81,495
39,000	Kung Long Batteries Industrial Co., Ltd.	187,066
35,000	Largan Precision Co., Ltd.	2,290,276
286,443	Lite-On Technology Corp. ADR	678,640
100,442	Lotes Co., Ltd.	2,442,130
129,900	Makalot Industrial Co., Ltd.	928,469
563,810	MediaTek, Inc.	17,578,968
331,680	Mercuries Life Insurance Co., Ltd.*	96,892
275,000	Merida Industry Co., Ltd.	2,417,171
393,899	Micro-Star International Co., Ltd.	1,773,826
91,000	Mitac Holdings Corp.	93,485
520,000	Nan Ya Plastics Corp.	1,685,246
112,000	Nan Ya Printed Circuit Board Corp.	2,023,733
254,000	Nantex Industry Co., Ltd.	578,350
240,712	Novatek Microelectronics Corp.	3,552,858

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Taiwan — continued
55,000	Pegatron Corp.	138,676
7,692	Pharmally International Holding Co., Ltd.* (b) (c)	—
226,000	Phison Electronics Corp.	3,716,686
81,000	Powertech Technology, Inc.	267,341
773,998	President Chain Store Corp.	7,093,721
172,437	Quanta Computer, Inc.	528,162
103,525	Radiant Opto-Electronics Corp.	372,677
326,900	Realtek Semiconductor Corp.	4,871,710
21,206	Sea, Ltd., ADR*	2,540,267
33,000	Shanghai Commercial & Savings Bank, Ltd. (The)	57,489
115,000	Shin Kong Financial Holding Co., Ltd.	43,105
13,000	Shin Zu Shing Co., Ltd.	37,580
92,190	Shinkong Insurance Co., Ltd.	176,209
56,985	Simplo Technology Co., Ltd.	615,830
151,000	SinoPac Financial Holdings Co., Ltd.	96,627
5,000	Sitronix Technology Corp.	50,256
12,000	Soft-World International Corp.	38,086
124,000	Syncmold Enterprise Corp.	310,929
10,066	Tah Hsin Industrial Corp.	29,218
804,644	Taiwan Cement Corp.	1,399,431
2,202,859	Taiwan Semiconductor Manufacturing Co., Ltd.	45,542,863
543,298	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	56,644,249
247,583	Transcend Information, Inc.	641,827
128,822	Tripod Technology Corp.	601,970
25,000	Tung Ho Steel Enterprise Corp.	61,179
3,134,351	Uni-President Enterprises Corp.	7,156,602
114,356	United Integrated Services Co., Ltd.	776,352
999,000	United Microelectronics Corp.	1,844,900
158,772	Universal, Inc.	250,992
727,100	Vanguard International Semiconductor Corp.	3,132,331
96,000	Walsin Technology Corp.*	474,061
109,000	Youngtek Electronics Corp.	307,040
1,443,400	Yuanta Financial Holding Co., Ltd.	1,326,943
5,506	Yulon Nissan Motor Co., Ltd.	48,268

		289,022,845

	Thailand — 0.5%
266,800	Advanced Info Service PCL, NVDR	1,862,589
291,700	Com7 PCL Class F	377,236
63,200	CP ALL PCL Class F	123,074
85,700	CP ALL PCL, NVDR	166,843
21,500	Delta Electronics Thailand PCL, NVDR	249,380
33,700	Kasikornbank PCL Class F	163,367
44,700	Kasikornbank PCL, NVDR	215,846
874,800	Pruksa Holding PCL Class F	359,114
565,800	PTT Exploration & Production PCL Class F	2,447,027
36,100	PTT Exploration & Production PCL, NVDR	156,129
552,000	Siam Commercial Bank PCL (The) Class F	1,875,970
325,300	Supalai PCL Class F	211,942

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Thailand — continued
28,100	Supalai PCL NVDR	18,308

		8,226,825

	Turkey — 0.6%
3,660,710	Akbank TAS	1,810,897
86,153	Enerjisa Enerji AS	94,961
23,212	Eregli Demir ve Celik Fabrikalari TAS	51,117
157,937	Ford Otomotiv Sanayi AS	3,213,344
994,022	KOC Holding AS	2,670,719
933,983	Turkiye Garanti Bankasi AS	776,569
1,892,339	Yapi ve Kredi Bankasi AS	526,015

		9,143,622

	United Arab Emirates — 0.2%
41,498	Dubai Islamic Bank PJSC	69,552
1,045,867	Network International Holdings Plc*	3,838,723

		3,908,275

	United Kingdom — 1.0%
931,600	HSBC Holdings Plc(a)	6,370,881
230,159	Unilever Plc	10,443,036

		16,813,917

	United States — 1.5%
40,527	Globant SA*	10,620,911
1,096,800	JBS SA	8,593,075
46,000	JS Global Lifestyle Co., Ltd.	53,622
73,000	Parade Technologies, Ltd.	4,562,973

		23,830,581

	Uruguay — 0.1%
78,351	Dlocal, Ltd. Class A*	2,449,252

	TOTAL COMMON STOCKS (COST $1,582,544,529)	1,506,328,617

	INVESTMENT COMPANY — 0.5%

	United States — 0.5%
157,138	iShares Core MSCI Emerging Markets ETF	8,729,016

	TOTAL INVESTMENT COMPANY (COST $8,849,904)	8,729,016

	PREFERRED STOCKS — 1.3%

	Brazil — 0.9%
699,706	Banco Bradesco SA, 4.51%	3,271,808
160,000	Cia Energetica de Minas Gerais, 8.27%	512,127
882,700	Cia Paranaense de Energia, 9.67%	1,404,310
87,800	Gerdau SA, 10.19%	569,265

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Brazil — continued
1,168,900	Petroleo Brasileiro SA, 16.90%	8,228,139

		13,985,649

	Chile — 0.0%
127,321	Embotelladora Andina SA, 6.93% Series B	282,657

	Colombia — 0.0%
498,551	Grupo Aval Acciones y Valores SA, 6.34%	113,106

	South Korea — 0.4%
120,305	Samsung Electronics Co., Ltd., 1.72%	6,222,635

	Taiwan — 0.0%
41,879	Chailease Holding Co., Ltd., 1.18%	148,378

	TOTAL PREFERRED STOCKS (COST $17,688,164)	20,752,425

	WARRANTS — 0.3%

	China — 0.3%
84,572	Advanced Micro-Fabrication Equipment, Inc., Expires 08/29/22*	1,552,657
210,374	Arcsoft Corp., Ltd., Expires 12/15/22*	958,885
29,284	iRay Technology Co., Ltd., Expires 09/27/22*	1,701,547

	TOTAL WARRANT (COST $5,740,493)	4,213,089

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENT — 0.4%

	Mutual Fund - Securities Lending Collateral — 0.4%
6,004,273	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(g) (h)	6,004,273

	TOTAL SHORT-TERM INVESTMENT (COST $6,004,273)	6,004,273

	TOTAL INVESTMENTS — 94.5% (Cost $1,620,827,363)	1,546,027,420

	Other Assets and Liabilities (net) — 5.5%	90,566,831

	NET ASSETS — 100.0%	$1,636,594,251

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of this security is out on loan.

(b)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $526,172 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2022 was $88,967,268.

(c)	Level 3 - significant unobservable inputs were used in determining the value of this security in the fund.

(d)	Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $511,828 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2022 was $88,912,104.

(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $109,733, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.

(f)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(g)	The rate disclosed is the 7-day net yield as of March 31, 2022.

(h)	Represents an investment of securities lending cash collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $1,281,085 which represents 0.1% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2022

At March 31, 2022, the Fund held the following restricted securities:

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
Globaltrans Investment Plc	03/05/21	USD	99,121	$680,748	$3,965
LSR Group PJSC	03/04/21	USD	221,290	503,078	2,213
Magnit PJSC	03/04/21	USD	42,719	637,479	3,418
Magnitogorsk Iron & Steel Works PJSC	03/05/21	USD	75,743	738,338	6,059
Novatek PJSC	03/23/21	USD	10,900	2,238,193	13,625
Novatek PJSC (London Exchange)	08/31/21	USD	4,525	1,111,647	5,656
PhosAgro PJSC	03/04/21	USD	16,074	319,376	2,893
Polyus PJSC	03/04/21	USD	50,125	4,868,401	39,098
Ros Agro Plc	02/09/22	USD	4,954	71,692	495
Severstal PAO	03/04/21	USD	105,511	2,093,359	16,882
TCS Group Holding Plc	10/20/21	RUB	16,391	1,550,503	6,616
TCS Group Holding Plc (London Exchange)	03/04/21	USD	8,773	527,567	3,158
X5 Retail Group NV	03/05/21	USD	47,122	1,547,335	5,655

					$109,733

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
1,414	MSCI Emerging Markets E-mini Index	Jun 2022	$79,572,850	$3,421,250

Sales
41	SGX Nifty 50 Index	Apr 2022	$1,437,993	$(12,051)

Abbreviations

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
OTC	— Over-The-Counter
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2022

Industry Sector Summary (Unaudited)	% of Net Assets
Financial	21.9
Technology	19.6
Consumer, Non-cyclical	13.2
Industrial	9.7
Consumer, Cyclical	8.8
Communications	8.6
Basic Materials	6.6
Energy	4.0
Utilities	1.0
Unaffiliated Funds	0.5
Diversified	0.2
Short-Term Investment	0.4
Other Assets and Liabilities (net)	5.5

100.0%

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	COMMON STOCKS — 94.9%

	Australia — 1.6%
807	Aristocrat Leisure, Ltd.	21,956
19,614	BHP Group, Ltd.	753,720
119,024	Charter Hall Long WALE REIT REIT	473,194
10,155	Cochlear, Ltd.	1,697,802
24,452	EBOS Group, Ltd.	703,006
164,510	Gold Road Resources, Ltd.	198,981
150,416	Newcrest Mining, Ltd.	2,996,573
668,212	Perseus Mining, Ltd.	972,580
27,146	Rio Tinto Plc	2,158,301
5,957	Rio Tinto Plc, ADR(a)	478,943
294,228	Sonic Healthcare, Ltd.	7,775,079
315,130	South32, Ltd.	1,177,640
885,479	Telstra Corp., Ltd.	2,620,616
6,390	Vulcan Steel, Ltd.	42,466

		22,070,857

	Austria — 0.0%
22,588	Telekom Austria AG Class A*	175,413

	Bermuda — 0.0%
3,573	RenaissanceRe Holdings, Ltd.	566,356

	Brazil — 0.0%
10,091	Yara International ASA	506,655

	Burkina Faso — 0.0%
25,166	Endeavour Mining Plc	628,163

	Canada — 3.9%
38,000	Atco, Ltd. Class I	1,306,065
51,090	BCE, Inc.(a)	2,833,451
10,200	Canadian Natural Resources, Ltd.	632,146
181,700	Canadian Pacific Railway, Ltd.	14,997,518
69,400	Canadian Utilities, Ltd. Class A	2,129,145
6,200	Canadian Western Bank	180,383
6,400	Cogeco, Inc.	394,950
1,100	DREAM Unlimited Corp. Class A(a)	43,857
60,600	Dundee Precious Metals, Inc.	361,936
341	E-L Financial Corp., Ltd.	241,066
86,000	Empire Co., Ltd. Class A	3,052,912
3,600	Equitable Group, Inc.	206,768
7,000	Evertz Technologies, Ltd.	85,409
6,700	First Capital Real Estate Investment Trust REIT	96,285
30,900	George Weston, Ltd.	3,808,539
82,900	Great-West Lifeco, Inc.	2,445,087
1,000	Guardian Capital Group, Ltd. Class A	32,024
3,900	Home Capital Group, Inc. Class B	118,650
2,200	IGM Financial, Inc.	77,798

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Canada — continued
10,148	International Petroleum Corp.*	96,533
18,100	Laurentian Bank of Canada	602,247
42,100	Loblaw Cos., Ltd.	3,781,096
35,500	Metro, Inc.	2,045,218
15,200	National Bank of Canada	1,166,179
58,100	North West Co., Inc. (The)	1,781,538
25,200	Power Corp. of Canada(a)	780,785
1,500	Premium Brands Holdings Corp. Class A(a)	131,344
3,700	Quebecor, Inc. Class B	88,275
1,600	Richelieu Hardware, Ltd.	58,336
25,400	Royal Bank of Canada	2,798,972
67,100	SmartCentres Real Estate Investment Trust REIT	1,763,655
4,900	Stantec, Inc.	246,010
83,300	Stella-Jones, Inc.	2,505,569
20,700	TMX Group, Ltd.	2,130,904
5,400	Torex Gold Resources, Inc.*	67,876
800	Toromont Industries, Ltd.	75,904
10,800	Tourmaline Oil Corp.	498,043
104,600	Western Forest Products, Inc.	168,325
14,900	Winpak, Ltd.(a)	458,076

		54,288,874

	China — 0.6%
2,331,162	CITIC Telecom International Holdings, Ltd.	856,555
151,000	Kerry Logistics Network, Ltd.	344,721
87,958	NetEase, Inc., ADR	7,888,953

		9,090,229

	Denmark — 0.5%
918	AP Moller — Maersk AS Class B	2,783,027
7,600	DSV AS	1,461,670
463	Genmab AS*	168,699
22,523	Novo Nordisk AS Class B	2,508,805

		6,922,201

	Finland — 0.2%
64,399	Fortum OYJ	1,175,820
10,091	Kesko OYJ Class B	280,133
2,136	Nordea Bank Abp(a)	22,192
33,343	Orion OYJ Class B	1,521,755

		2,999,900

	France — 2.7%
3,842	Air Liquide SA	676,005
5,995	Arkema SA	719,357
1,035	Boiron SA	44,460
7,951	Bureau Veritas SA	228,421
2,875	Cie Generale des Etablissements Michelin SCA	390,639

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	France — continued
40,495	Dassault Systemes SE	2,006,935
8,779	Derichebourg SA	91,960
690	Esker SA	129,815
4,394	IPSOS	219,149
3,709	L’Oreal SA	1,493,175
21,611	Legrand SA	2,066,379
552	Manutan International	41,349
2,173	Orange SA	25,844
11,900	Publicis Groupe SA	727,066
97,593	Safran SA	11,536,487
24,786	Sanofi	2,542,407
304	Savencia SA	20,522
4,673	Societe BIC SA	237,370
16,945	Societe Generale SA	455,930
214	Societe LDC SA	20,232
1,227	Somfy SA	198,621
554	Stef SA	61,525
45,608	Technip Energies NV*	558,774
397	Trigano SA	57,845
1,091	Vetoquinol SA	161,106
107,500	Vinci SA	11,054,133
18,729	Wendel SE	1,916,650

		37,682,156

	Georgia — 0.0%
11,481	Bank of Georgia Group Plc	179,207

	Germany — 1.4%
4,474	Aurubis AG	537,858
5,905	Bayer AG	406,341
83,782	Beiersdorf AG	8,854,858
556	Dermapharm Holding SE	35,746
47,225	Deutsche Post AG	2,280,795
111,872	Deutsche Telekom AG	2,101,537
14,012	Freenet AG	377,779
7,861	GEA Group AG	326,668
2,128	McKesson Europe AG	54,052
14,778	Merck KGaA	3,112,846
2,752	ProCredit Holding AG & Co. KGaA	10,990
2,403	Siltronic AG	248,367
8,485	Symrise AG Class A	1,024,542
1,109	Wuestenrot & Wuerttembergische AG	22,511

		19,394,890

	Hong Kong — 0.9%
77,200	Bank of East Asia, Ltd. (The)	120,884
177,500	CLP Holdings, Ltd.	1,730,136
352,136	Dah Sing Banking Group, Ltd.	310,896
25,900	Dairy Farm International Holdings, Ltd.	72,657

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Hong Kong — continued
342,000	Emperor International Holdings, Ltd.	35,245
329,000	HK Electric Investments & HK Electric Investments, Ltd.	321,242
1,823,000	HKT Trust & HKT, Ltd.	2,502,483
16,000	Hong Kong Ferry Holdings Co., Ltd.(a)	14,211
49,000	Kowloon Development Co., Ltd.	65,599
249,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.*	28,879
38,000	Liu Chong Hing Investment, Ltd.	35,797
12,000	Miramar Hotel & Investment(a)	19,137
4,095,000	PCCW, Ltd.	2,306,737
373,000	Power Assets Holdings, Ltd.	2,430,214
300,000	Regal Hotels International Holdings, Ltd.*	122,829
219,000	Regal Real Estate Investment Trust REIT	41,277
120,500	SmarTone Telecommunications Holdings, Ltd.	64,228
58,000	Transport International Holdings, Ltd.	94,414
230,163	VTech Holdings, Ltd.	1,671,434
3,000	Wing On Co. International, Ltd.	6,803

		11,995,102

	Indonesia — 0.0%
229,900	Bumitama Agri, Ltd.	129,094

	Ireland — 0.6%
32,750	ICON Plc, ADR*	7,965,455

	Israel — 1.0%
108,531	Bank Hapoalim BM	1,070,004
48,659	Bank Leumi Le-Israel BM	522,332
44,983	Bezeq Israeli Telecommunication Corp., Ltd.*	77,040
51,479	Check Point Software Technologies, Ltd.*	7,117,487
17,432	First International Bank Of Israel, Ltd. (The)	748,108
15,037	ICL Group, Ltd.	178,762
3	Isracard, Ltd.	14
59,961	Israel Discount Bank, Ltd. Class A	372,547
30,510	Mizrahi Tefahot Bank, Ltd.	1,186,776
39,509	Radware, Ltd.*	1,263,103
56,884	Strauss Group, Ltd.	1,694,253
1,968	ZIM Integrated Shipping Services, Ltd.	143,093

		14,373,519

	Italy — 0.2%
6,083	Coca-Cola HBC AG*	127,145
190,687	Eni SpA	2,811,854
2,516	Recordati Industria Chimica e Farmaceutica SpA	127,217

		3,066,216

	Japan — 3.8%
8,300	Amano Corp.	149,042
21,400	Aozora Bank, Ltd.(a)	452,931

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Japan — continued
46,800	Arcs Co., Ltd.	814,324
14,500	ARTERIA Networks Corp.	155,832
8,000	Autobacs Seven Co., Ltd.	88,344
7,200	Axial Retailing, Inc.	188,969
2,100	Belc Co., Ltd.	93,625
2,500	Benesse Holdings, Inc.	46,032
7,600	Calbee, Inc.(a)	146,946
2,000	Canon Electronics, Inc.	26,286
12,100	Canon Marketing Japan, Inc.	249,618
9,600	Cawachi, Ltd.	177,385
11,900	Doshisha Co., Ltd.	146,010
32,289	Earth Corp.	1,476,465
22,000	Ezaki Glico Co., Ltd.	673,628
4,800	Fujicco Co., Ltd.(a)	76,188
18,900	Heiwado Co., Ltd.	294,288
15,000	Hokuhoku Financial Group, Inc.	109,667
35,700	Hokuriku Electric Power Co.	156,106
18,500	Hokuto Corp.(a)	289,745
65,700	Hyakugo Bank, Ltd. (The)	180,004
3,700	Inaba Denki Sangyo Co., Ltd.	75,290
7,300	J-Oil Mills, Inc.	96,330
6,600	Japan Post Bank Co., Ltd.(a)	53,316
9,700	Japan Post Insurance Co., Ltd.	170,191
148,901	Japan Tobacco, Inc.	2,556,575
3,800	Juroku Financial Group, Inc.	67,709
43,855	Kaken Pharmaceutical Co., Ltd.	1,398,659
13,700	Kato Sangyo Co., Ltd.	356,181
77,200	KDDI Corp.	2,543,360
49,900	Keiyo Bank, Ltd. (The)	201,258
1,900	Komeri Co., Ltd.	40,976
2,600	Kyocera Corp.	146,582
82,500	KYORIN Holdings, Inc.	1,202,557
15,500	Lawson, Inc.	594,176
14,400	Lintec Corp.	287,172
10,100	Lion Corp.(a)	112,927
11,800	Maruichi Steel Tube, Ltd.	267,121
10,400	MEIJI Holdings Co., Ltd.	565,722
5,600	Miroku Jyoho Service Co., Ltd.	65,195
80,300	Mitsubishi Electric Corp.	927,015
22,800	Mitsubishi Shokuhin Co., Ltd.	564,384
196,100	Mizuho Financial Group, Inc.	2,517,613
28,800	Mochida Pharmaceutical Co., Ltd.	883,020
69,200	MS&AD Insurance Group Holdings, Inc.	2,255,094
11,500	Nakanishi, Inc.	212,716
10,400	Nanto Bank, Ltd. (The)	167,977
2,900	Nihon Chouzai Co., Ltd.	31,614
52,300	Nippn Corp.	714,820
6,400	Nippon Kanzai Co., Ltd.	148,186
8,600	Nippon Kayaku Co., Ltd.	81,691

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Japan — continued
96,000	Nippon Telegraph & Telephone Corp.	2,797,847
19,100	Nisshin Oillio Group, Ltd. (The)	447,788
17,000	Oki Electric Industry Co., Ltd.	117,693
28,800	Okinawa Cellular Telephone Co.	1,168,966
30,100	Okinawa Electric Power Co., Inc. (The)	341,736
2,300	Osaka Soda Co., Ltd.	58,746
41,800	Otsuka Holdings Co., Ltd.	1,450,311
52,600	Resona Holdings, Inc.	225,923
1,400	Rohm Co., Ltd.	109,138
800	S&B Foods, Inc.	24,254
15,300	San-A Co., Ltd.	519,292
96,200	Sankyo Co., Ltd.	2,676,909
9,200	Santen Pharmaceutical Co., Ltd.	92,373
28,900	Sawai Group Holdings Co., Ltd.	1,059,899
30,600	Secom Co., Ltd.	2,223,842
533,000	Seven Bank, Ltd.(a)	1,045,891
43,800	Shinmaywa Industries, Ltd.	325,264
35,500	Shizuoka Bank, Ltd. (The)	251,459
25,859	Showa Sangyo Co., Ltd.(a)	557,047
9,800	SKY Perfect JSAT Holdings, Inc.	33,292
205,700	Softbank Corp.	2,411,409
32,900	Sompo Holdings, Inc.	1,451,530
20	SOSiLA Logistics REIT, Inc. REIT	26,461
11,400	Sumitomo Mitsui Financial Group, Inc.	364,916
75,800	Teijin, Ltd.	847,020
34,100	Toho Holdings Co., Ltd.	517,395
103,300	Tohoku Electric Power Co., Inc.	606,222
25,100	Tokio Marine Holdings, Inc.	1,464,261
49,300	Trend Micro, Inc.	2,886,498
1,500	Tv Tokyo Holdings Corp.	24,478
35,200	United Super Markets Holdings, Inc.	305,340
4,600	Valor Holdings Co., Ltd.	79,708
50,400	Vital KSK Holdings, Inc.	303,795
4,300	Wowow, Inc.	56,725
5,400	Yaoko Co., Ltd.	294,983
18,400	ZERIA Pharmaceutical Co., Ltd.(a)	287,303

		52,752,576

	Jordan — 0.1%
39,155	Hikma Pharmaceuticals Plc	1,055,844

	Luxembourg — 0.2%
7,279	APERAM SA	323,136
19,882	Eurofins Scientific SE	1,982,362

		2,305,498

	Netherlands — 1.8%
26,656	ASML Holding NV	17,882,404
591	HAL Trust	91,946

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	Netherlands — continued
49,755	Koninklijke Ahold Delhaize NV	1,608,690
25,756	NN Group NV	1,305,633
97,143	Shell Plc	2,691,287
9,840	Wolters Kluwer NV	1,053,523

		24,633,483

	New Zealand — 0.3%
84,638	Arvida Group, Ltd.	101,042
4,996	Fletcher Building, Ltd.	22,066
8,467	Fonterra Co-operative Group, Ltd.	20,043
84,023	Freightways, Ltd.	720,281
65,420	Heartland Group Holdings, Ltd.(a)	102,078
18,064	Mainfreight, Ltd.(a)	1,048,141
631,323	Spark New Zealand, Ltd.	2,007,438
3,702	Warehouse Group, Ltd. (The)	8,536

		4,029,625

	Norway — 0.6%
45,221	DNB Bank ASA	1,030,830
63,340	Equinor ASA	2,392,984
31,642	Kongsberg Gruppen ASA	1,265,241
244,319	Norsk Hydro ASA	2,396,987
12,853	SpareBank 1 SMN	207,045
12,453	Sparebanken Vest	146,299
11,686	Telenor ASA	169,109
16,762	Veidekke ASA	234,050

		7,842,545

	Portugal — 0.2%
122,517	Jeronimo Martins SGPS SA	2,952,096

	Puerto Rico — 0.2%
28,200	Popular, Inc.	2,305,068

	Singapore — 0.5%
13,075	Best World International, Ltd.* (a) (b) (c)	—
13,600	Frasers Centrepoint, Ltd.	11,340
12,000	Great Eastern Holdings, Ltd.	188,941
44,804	Hong Leong Finance, Ltd.(a)	85,383
22,000	Hour Glass, Ltd. (The)	37,802
39,200	Jardine Cycle & Carriage, Ltd.	722,917
3,404,049	NetLink NBN Trust	2,451,177
11,900	SBS Transit, Ltd.	26,214
1,888,801	Sheng Siong Group, Ltd.	2,119,633
33,000	Singapore Land Group, Ltd.	62,181
556,300	Singapore Technologies Engineering, Ltd.	1,688,780

		7,394,368

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	South Africa — 0.1%
16,792	Anglo American Plc	868,051

	South Korea — 0.4%
3,729	Samsung Electronics Co., Ltd., GDR(d)	5,267,740

	Spain — 0.6%
53,846	Aena SME SA*	8,971,537
92	Cia de Distribucion Integral Logista Holdings SA	1,691

		8,973,228

	Sweden — 0.4%
130,424	Akelius Residential Property AB Class D(a)	267,482
50,581	Axfood AB	1,659,888
215,131	Telefonaktiebolaget LM Ericsson Class B	1,985,976
511,760	Telia Co. AB(a)	2,067,653

		5,980,999

	Switzerland — 3.9%
4,888	AEVIS VICTORIA SA*	96,669
1,236	Allreal Holding AG	265,800
1,348	Banque Cantonale de Geneve	239,499
876	Barry Callebaut AG	2,059,748
168	Basellandschaftliche Kantonalbank	162,765
1,370	Berner Kantonalbank AG	333,148
12,362	BKW AG	1,553,808
131	Chocoladefabriken Lindt & Spruengli AG	1,559,921
2,119	Emmi AG	2,320,636
402	Huber + Suhner AG	37,717
5,304	Kuehne + Nagel International AG	1,509,073
275	Luzerner Kantonalbank AG	129,447
284	Mobimo Holding AG*	90,876
125,386	Nestle SA	16,344,928
33,537	Novartis AG	2,953,389
37,084	Roche Holding AG	14,726,366
257	SGS SA	717,053
6,322	Sonova Holding AG	2,647,800
717	St. Galler Kantonalbank AG	359,066
476	Straumann Holding AG	764,813
3,835	Swiss Life Holding AG	2,457,937
4,310	Swisscom AG	2,598,358
603	Thurgauer Kantonalbank	73,694
1,508	TX Group AG*	251,326
1,211	Valiant Holding AG	125,654
10	Warteck Invest AG	25,732
1,668	Zurich Insurance Group AG	825,768

		55,230,991

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	United Kingdom — 3.2%
561,417	Alliance Pharma Plc	850,928
49,155	Aviva Plc	290,821
1,564,956	BAE Systems Plc	14,785,693
13,138	BP Plc, ADR	386,257
27,484	Bunzl Plc	1,071,026
7,827	Croda International Plc	806,234
34,328	Dechra Pharmaceuticals Plc	1,821,747
12,246	EMIS Group Plc	214,487
11,280	Gamma Communications Plc	200,937
18,158	Genus Plc	671,572
1,997	Hill & Smith Holdings Plc	38,474
207,468	Howden Joinery Group Plc	2,085,647
19,136	Oxford Biomedica Plc*	169,643
175,040	Pan African Resources Plc	51,325
65,119	PZ Cussons Plc	167,641
5,333	Reckitt Benckiser Group Plc	408,570
48,436	RELX Plc	1,512,139
214,288	Sage Group Plc (The)	1,969,581
103,833	Spirent Communications Plc	324,530
324,691	St. James’s Place Plc	6,135,879
78,738	Tate & Lyle Plc	758,104
205,408	Tesco Plc	744,316
211,651	Unilever Plc	9,635,688
4,972	YouGov Plc	89,215

		45,190,454

	United States — 65.0%
21,200	3M Co.	3,156,256
47,600	Abbott Laboratories	5,633,936
28,500	AbbVie, Inc.	4,620,135
20,137	Accenture Plc Class A	6,790,801
13,275	Adobe, Inc.*	6,048,356
27,800	Akamai Technologies, Inc.*	3,319,042
76,600	Albertsons Cos., Inc. Class A	2,546,950
4,550	Alleghany Corp.*	3,853,850
9,876	Alphabet, Inc. Class A*	27,468,613
85,700	Altria Group, Inc.	4,477,825
5,340	Amazon.com, Inc.*	17,408,133
53,571	Amdocs, Ltd.	4,404,072
2,550	Amerco	1,522,197
6,178	Ameren Corp.	579,249
5,213	American Electric Power Co., Inc.	520,101
23,700	American Water Works Co., Inc.	3,923,061
21,200	AmerisourceBergen Corp. Class A	3,279,852
16,800	Amgen, Inc.	4,062,576
10,546	ANSYS, Inc.*	3,349,937
9,800	Anthem, Inc.	4,813,956
43,300	Apple, Inc.	7,560,613
18,300	Arch Capital Group, Ltd.*	886,086

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	United States — continued
44,100	Archer-Daniels-Midland Co.	3,980,466
8,800	Arrow Electronics, Inc.*	1,043,944
19,684	Arthur J. Gallagher & Co.	3,436,826
3,800	Atlassian Corp. Plc Class A*	1,116,554
33,934	Autodesk, Inc.*	7,273,753
55,559	Automatic Data Processing, Inc.	12,641,895
600	AutoNation, Inc.*	59,748
1,100	AutoZone, Inc.*	2,249,038
14,200	AvalonBay Communities, Inc. REIT	3,526,854
6,500	Avery Dennison Corp.	1,130,805
9,400	Axis Capital Holdings, Ltd.	568,418
145,600	Baxter International, Inc.	11,289,824
70,749	Becton Dickinson and Co.	18,819,234
20,472	Berkshire Hathaway, Inc. Class B*	7,224,774
7,800	BioMarin Pharmaceutical, Inc.*	601,380
1,400	BlackRock, Inc.	1,069,838
12,300	BOK Financial Corp.	1,155,585
7,213	Booking Holdings, Inc.*	16,939,370
81,355	Bristol-Myers Squibb Co.	5,941,356
12,150	Broadcom, Inc.	7,650,612
6,600	CACI International, Inc. Class A*	1,988,316
26,835	Cadence Design Systems, Inc.*	4,413,284
21,200	Camden Property Trust REIT	3,523,440
13,600	Casey’s General Stores, Inc.	2,695,112
95,400	Catalent, Inc.*	10,579,860
12,900	Cboe Global Markets, Inc.	1,476,018
6,500	CDW Corp.	1,162,785
32,000	CH Robinson Worldwide, Inc.	3,446,720
6,000	Charles River Laboratories International, Inc.*	1,703,820
76,573	Charles Schwab Corp. (The)	6,455,870
37,700	Charter Communications, Inc. Class A*	20,566,104
5,800	Chemed Corp.	2,937,990
600	Chevron Corp.	97,698
19,900	Chubb, Ltd.	4,256,610
3,000	Church & Dwight Co., Inc.	298,140
13,300	Cirrus Logic, Inc.*	1,127,707
44,700	Cisco Systems, Inc.	2,492,472
18,300	Clean Harbors, Inc.*	2,043,012
200	Clorox Co. (The)	27,806
51,983	CMS Energy Corp.	3,635,691
90,300	Coca-Cola Co. (The)	5,598,600
44,800	Colgate-Palmolive Co.	3,397,184
20,649	Consolidated Edison, Inc.	1,955,047
15,665	Cooper Cos., Inc. (The)	6,541,547
25,500	Copart, Inc.*	3,199,485
58,100	CoStar Group, Inc.*	3,870,041
13,400	Costco Wholesale Corp.	7,716,390
18,600	CubeSmart REIT	967,758
156,100	CVS Health Corp.	15,798,881

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	United States — continued
4,622	Danaher Corp.	1,355,771
28,100	Dell Technologies, Inc. Class C*	1,410,339
2,100	Dollar General Corp.	467,523
29,477	DTE Energy Co.	3,897,154
34,400	Duke Energy Corp.	3,841,104
3,800	Ecolab, Inc.	670,928
88,208	Electronic Arts, Inc.	11,159,194
25,067	Eli Lilly & Co.	7,178,437
9,000	Essex Property Trust, Inc. REIT	3,109,320
38,120	Estee Lauder Cos., Inc. (The) Class A	10,380,838
8,700	Evercore, Inc. Class A	968,484
11,514	Everest Re Group, Ltd.	3,470,089
51,900	Evergy, Inc.	3,546,846
68,500	Exelon Corp.	3,262,655
36,000	Expeditors International of Washington, Inc.	3,713,760
17,100	Extra Space Storage, Inc. REIT	3,515,760
18,229	Factset Research Systems, Inc.	7,914,120
500	Fair Isaac Corp.*	233,230
12,300	FedEx Corp.	2,846,097
1,550	First Citizens BancShares, Inc. Class A	1,031,680
1,300	First Republic Bank	210,730
107,900	Fiserv, Inc.*	10,941,060
18,500	Flowers Foods, Inc.	475,635
7,000	Fortinet, Inc.*	2,392,180
143,747	Fox Corp. Class A	5,670,819
11,900	FTI Consulting, Inc.*	1,870,918
64,029	Genpact, Ltd.	2,785,902
46,900	Gilead Sciences, Inc.	2,788,205
123,921	GlaxoSmithKline Plc	2,678,329
966	GlaxoSmithKline Plc, ADR	42,079
10,646	Hanover Insurance Group, Inc. (The)	1,591,790
51,400	Hawaiian Electric Industries, Inc.	2,174,734
26,300	Henry Schein, Inc.*	2,293,097
21,426	Hershey Co. (The)	4,641,514
8,064	Home Depot, Inc. (The)	2,413,797
2,000	ICU Medical, Inc.*	445,280
23,200	IDACORP, Inc.	2,676,352
4,400	IDEXX Laboratories, Inc.*	2,407,064
8,020	Illumina, Inc.*	2,802,188
24,600	Ingredion, Inc.	2,143,890
29,876	Intercontinental Exchange, Inc.	3,947,217
37,375	Intuit, Inc.	17,971,395
9,200	IQVIA Holdings, Inc.*	2,127,132
4,000	Jack Henry & Associates, Inc.	788,200
23,500	JB Hunt Transport Services, Inc.	4,718,565
106,916	Johnson & Johnson	18,948,723
31,500	JPMorgan Chase & Co.	4,294,080
15,500	Keysight Technologies, Inc.*	2,448,535
5,200	KLA Corp.	1,903,512

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	United States — continued
93,000	Kroger Co. (The)	5,335,410
12,600	Laboratory Corp. of America Holdings*	3,322,116
1,200	Lam Research Corp.	645,132
17,800	Landstar System, Inc.	2,684,774
16,500	Life Storage, Inc. REIT	2,317,095
9,100	Lockheed Martin Corp.	4,016,740
3,200	Lowe’s Cos., Inc.	647,008
18,000	LyondellBasell Industries NV Class A	1,850,760
9,900	Manhattan Associates, Inc.*	1,373,229
2,520	Markel Corp.*	3,717,605
26,859	Mastercard, Inc. Class A	9,598,869
17,300	McKesson Corp.	5,296,049
18,306	Medtronic Plc	2,031,051
70,634	Merck & Co., Inc.	5,795,520
16,140	Mercury General Corp.	887,700
51,300	Meta Platforms, Inc. Class A*	11,407,068
600	Mettler-Toledo International, Inc.*	823,914
112,985	Microsoft Corp.	34,834,405
17,625	Mid-America Apartment Communities, Inc. REIT	3,691,556
56,522	Moody’s Corp.	19,071,088
3,300	NewMarket Corp.	1,070,454
66,351	Newmont Corp.	5,271,587
50,080	NextEra Energy, Inc.	4,242,277
26,400	Northern Trust Corp.	3,074,280
2,800	O’Reilly Automotive, Inc.*	1,917,888
14,100	Old Dominion Freight Line, Inc.	4,211,388
44,714	Oracle Corp.	3,699,189
8,000	Paychex, Inc.	1,091,760
36,948	PepsiCo, Inc.	6,184,356
117,234	Pfizer, Inc.	6,069,204
176,589	Philip Morris International, Inc.	16,588,771
50,380	Procter & Gamble Co. (The)	7,698,064
18,530	Prologis, Inc. REIT	2,992,224
7,500	Public Service Enterprise Group, Inc.	525,000
13,600	Public Storage REIT	5,307,808
41,100	QIAGEN NV*	2,013,900
7,392	QIAGEN NV (London Exchange)*	364,941
2,900	QUALCOMM, Inc.	443,178
33,750	Raymond James Financial, Inc.	3,709,463
4,250	Regeneron Pharmaceuticals, Inc.*	2,968,285
35,404	Republic Services, Inc. Class A	4,691,030
14,800	ResMed, Inc.	3,589,148
7,100	Roper Technologies, Inc.	3,352,833
27,400	Royal Gold, Inc.	3,871,072
23,314	S&P Global, Inc.	9,562,937
3,300	salesforce.com, Inc.*	700,656
59,800	Schneider National, Inc. Class B	1,524,900
100	Seaboard Corp.	420,549
4,300	Seagen, Inc.*	619,415

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Shares	Description	Value ($)

	United States — continued
6,100	Sempra Energy	1,025,532
27,000	Service Corp. International	1,777,140
5,650	ServiceNow, Inc.*	3,146,429
23,800	Southern Co. (The)	1,725,738
14,972	Synopsys, Inc.*	4,989,718
17,700	T-Mobile US, Inc.*	2,271,795
12,700	Take-Two Interactive Software, Inc.*	1,952,498
23,600	Target Corp.	5,008,392
760	Taro Pharmaceutical Industries, Ltd.*	32,878
33,000	Texas Instruments, Inc.	6,054,840
25,700	TFS Financial Corp.	426,620
13,600	Thermo Fisher Scientific, Inc.	8,032,840
17,900	Travelers Cos., Inc. (The)	3,270,867
5,900	Tyler Technologies, Inc.*	2,624,851
17,800	Tyson Foods, Inc. Class A	1,595,414
24,500	United Parcel Service, Inc. Class B	5,254,270
4,000	United Therapeutics Corp.*	717,640
29,002	UnitedHealth Group, Inc.	14,790,150
71,801	VeriSign, Inc.*	15,972,850
127,112	Verizon Communications, Inc.	6,475,085
9,300	Vertex Pharmaceuticals, Inc.*	2,427,021
121,852	Visa, Inc. Class A	27,023,118
22,681	VMware, Inc. Class A	2,582,685
41,036	Walmart, Inc.	6,111,081
31,485	Waste Management, Inc.	4,990,373
37,600	WEC Energy Group, Inc.	3,752,856
5,600	West Pharmaceutical Services, Inc.	2,299,976
1,000	White Mountains Insurance Group, Ltd.	1,136,240
35,959	Xcel Energy, Inc.	2,595,161
26,300	Zoetis, Inc.	4,959,917

		908,633,131

	TOTAL COMMON STOCKS (COST $1,133,280,357)	1,327,449,984

	PREFERRED STOCKS — 0.1%

	Germany — 0.1%
5,742	Henkel AG & Co. KGaA, 3.04%	386,778
341	STO SE & Co. KGaA, 4.10%	78,333

		465,111

	TOTAL PREFERRED STOCKS (COST $622,736)	465,111

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2022

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENT — 0.4%

		Mutual Fund - Securities Lending Collateral — 0.4%
5,542,973		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(e) (f)	5,542,973

		TOTAL SHORT-TERM INVESTMENT (COST $5,542,973)	5,542,973

		TOTAL INVESTMENTS — 95.4% (Cost $1,139,446,066)	1,333,458,068

		Other Assets and Liabilities (net) — 4.6%	64,885,210

		NET ASSETS — 100.0%	$1,398,343,278

		Notes to Schedule of Investments:

	*	Non-income producing security.

	(a)	All or a portion of this security is out on loan.

	(b)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2022 was $18,481.

	(c)	Level 3 - significant unobservable inputs were used in determining the value of this security of the fund.

	(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

	(e)	The rate disclosed is the 7-day net yield as of March 31, 2022.

	(f)	Represents an investment of securities lending cash collateral.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2022

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
3	MSCI EAFE Index	Jun 2022	$321,660	$17,322
3	S&P 500 E-mini Index	Jun 2022	679,613	44,346

				$61,668

Abbreviations

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2022

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	34.4
Technology	15.5
Financial	12.7
Communications	12.6
Industrial	9.6
Utilities	4.0
Consumer, Cyclical	3.3
Basic Materials	2.2
Energy	0.7
Short-Term Investment	0.4
Other Assets and Liabilities (net)	4.6

100.0%

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities

March 31, 2022

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
Assets
Investments, at value(a) (b)	$1,427,083,785	$1,725,524,574	$3,643,979,857		$1,492,283,092
Foreign currency, at value(c)	—	—	7,237,623		3,712
Cash and cash equivalents	52,893,018	54,826,711	110,213,021		34,421,472
Receivable for investments sold	1,633,678	16,375,950	12,201,281		2,741,465
Dividend and interest receivable	1,253,001	1,259,751	16,648,181		8,120,080
Receivable for TBA sold	—	—	—		17,507,868
Foreign tax reclaims receivable	83,002	—	8,932,358		—
Cash collateral held at broker on open futures contracts	2,281,000	747,000	4,663,000		—
Unrealized appreciation on open forward foreign currency contracts	—	—	—		303,693
Receivable for fund shares sold	555	549	101,367		70,231
Prepaid expenses	7,469	8,639	17,376		6,380
Cash collateral held at broker on open centrally cleared swap contracts	—	—	—		2,039
Securities lending income receivable	1,284	5,088	22,814		7,281
Receivable for advisory fee waived	972,757	2,054,746	3,461,574		838,836

Total assets	1,486,209,549	1,800,803,008	3,807,478,452		1,556,306,149

Liabilities
Obligation to return securities lending collateral	2,060,110	10,496,590	82,677,714		39,160,195
Payable for TBA and when-issued securities purchased	—	—	—		39,224,632
Payable for investments purchased	3,593,273	4,763,900	16,067,548		9,633,367
Payable for fund shares repurchased	5,158,906	6,900,878	7,441,447		57,677
Payable for variation margin on open futures contracts	575,500	284,699	1,343,772		48,591
Payable for foreign capital gains tax	—	—	207,728		—
Unrealized depreciation on open forward foreign currency contracts	—	—	—		105,047
Payable to affiliates for:
Advisory fees	1,859,102	3,827,210	6,396,064		1,160,258
Trustees fees	570	718	1,446		621
Administrative service fees — Class I	—	—	1,123	*	35,805	**
Accrued expenses	183,917	229,703	521,159		222,511

Total liabilities	13,431,378	26,503,698	114,658,001		89,648,704

Net assets	$1,472,778,171	$1,774,299,310	$3,692,820,451		$1,466,657,445

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2022

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund

Net assets consist of:
Paid-in capital	$1,113,062,983	$1,410,679,265	$3,408,057,180		$1,549,354,170
Distributable earnings (Accumulated loss)	359,715,188	363,620,045	284,763,271		(82,696,725)

Net assets	$1,472,778,171	$1,774,299,310	$3,692,820,451		$1,466,657,445

Net assets attributable to:
Class Y-3	$1,472,778,171	$1,774,299,310	$3,689,849,219		$1,371,901,048

Class I	$—	$—	$2,971,232	*	$94,756,397	**

Shares outstanding:
Class Y-3	125,038,831	150,412,469	357,722,307		139,996,696

Class I	—	—	288,202	*	9,681,437	**

Net asset value per unit:
Class Y-3	$11.78	$11.80	$10.31		$9.80

Class I	$—	$—	$10.31	*	$9.79	**

(a) Investments, at cost	$1,145,887,991	$1,428,116,023	$3,411,039,574		$1,566,850,069

(b) Securities loaned, at value	$10,950,076	$27,921,957	$117,387,579		$46,314,991

(c) Foreign currency, at cost	$—	$—	$7,157,180		$3,712

*	The Class commenced operations on July 22, 2021.
**	The Class commenced operations on December 27, 2021.

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2022

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a) (b)	$1,087,498,938	$1,546,027,420	$1,333,458,068
Foreign currency, at value(c)	9,221,742	777,787	375,642
Cash and cash equivalents	47,126,887	83,969,407	53,071,080
Receivable for investments sold	10,727,372	5,550,048	13,103,729
Dividend and interest receivable	11,816,345	4,143,527	2,437,023
Receivable for fund shares sold	356,418	8,663,236	1,259,569
Cash collateral held at broker on open centrally cleared swap contracts	9,513,000	—	—
Cash collateral held at broker on open futures contracts	4,613,677	4,682,000	89,000
Cash collateral held at broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	1,620,000	—	—
Unrealized appreciation on open forward foreign currency contracts	4,392,883	—	—
Foreign tax reclaims receivable	211,296	89,487	1,161,637
Receivable for variation margin on open futures contracts	331,535	22,394	—
OTC — Swap contracts, at value (up-front net premiums received of $280,462, $-, and $-, respectively)	242,527	—	—
Prepaid expenses	4,026	6,900	5,920
Receivable for variation margin on open centrally cleared swap contracts	29,799	—	—
Securities lending income receivable	7,736	22,629	6,869
Receivable for advisory fee waived	1,178,022	1,610,381	1,657,160

Total assets	1,188,892,203	1,655,565,216	1,406,625,697

Liabilities
Obligation to return securities lending collateral	46,932,355	6,004,273	5,542,973
Payable for investments purchased	17,140,863	3,952,235	—
Payable for when-issued securities purchased	7,533,621	—	—
Unrealized depreciation on open forward foreign currency contracts	6,145,459	—	—
Payable for foreign capital gains tax	101,256	4,412,244	—
Cash collateral due to broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	1,364,781	—	—
Payable for fund shares repurchased	397	1,032,315	10,574
Written options, at value(d)	879,924	—	—
OTC — Swap contracts, at value (up-front net premiums paid of $19,195, $-, and $-, respectively)	45,954	—	—
Payable for closed centrally cleared swap contracts	34,673	—	—
Payable for variation margin on open futures contracts	—	—	18,754
Unrealized loss on unfunded loan commitments	1,096	—	—
Payable to affiliates for:
Advisory fees	2,115,423	3,159,273	2,473,643
Trustees fees	449	639	558
Accrued expenses	260,707	409,986	235,917

Total liabilities	82,556,958	18,970,965	8,282,419

Net assets	$1,106,335,245	$1,636,594,251	$1,398,343,278

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2022

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund

Net assets consist of:
Paid-in capital	$1,181,852,565	$1,765,790,098	$1,127,187,977
Distributable earnings (Accumulated loss)	(75,517,320)	(129,195,847)	271,155,301

Net assets	$1,106,335,245	$1,636,594,251	$1,398,343,278

Net assets attributable to:
Class Y-3	$1,106,335,245	$1,636,594,251	$1,398,343,278

Shares outstanding:
Class Y-3	123,886,708	190,930,049	98,633,331

Net asset value per unit:
Class Y-3	$8.93	$8.57	$14.18

(a) Investments, at cost	$1,147,739,063	$1,620,827,363	$1,139,446,066

(b) Securities loaned, at value	$47,741,718	$46,383,288	$7,150,161

(c) Foreign currency, at cost	$9,434,023	$773,145	$374,373

(d) Premiums on written options	$517,677	$—	$—

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations

Year Ended March 31, 2022

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Investment Income:
Dividends	$20,074,327	$21,097,046	$116,592,093	$543
Interest	18	28	70	30,602,032
Withholding taxes	(62,404)	(21,774)	(10,530,371)	—
Securities lending income	21,722	72,504	417,906	44,303
Other income	—	—	12,300	7,647

Total investment income	20,033,663	21,147,804	106,491,998	30,654,525

Expenses:
Advisory fees	7,962,379	16,258,170	26,461,511	4,503,076
Custodian and fund accounting fees	309,230	364,358	933,407	306,710
Audit and tax fees	73,345	79,536	159,555	76,742
Transfer agent fees	24,635	25,890	25,730	27,271
Legal fees	233,877	283,694	575,547	207,298
Trustees fees	129,196	152,976	310,007	111,837
Registration fees	45,166	57,172	85,823	62,524
Administrative service fees:
Class I	—	—	3,257 *	36,247 **
Tax expense	—	—	100,612	—
Shareholder service fees:
Class I	—	—	2,094 *	24,565 **
Miscellaneous	143,749	160,076	264,446	133,034

Total expenses	8,921,577	17,381,872	28,921,989	5,489,304
Advisory fee waiver	(4,110,237)	(8,667,072)	(14,276,750)	(3,269,956)

Net expenses	4,811,340	8,714,800	14,645,239	2,219,348

Net investment income	15,222,323	12,433,004	91,846,759	28,435,177

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	167,691,382	214,449,010	233,032,368	(10,458,685)
TBA Sale Commitments	—	—	—	2,578
Purchased option contracts	—	—	—	82,401
Swap contracts	—	—	—	(878,834)
Closed futures contracts	3,657,265	256,639	1,358,256	(1,423,083)
Written option contracts	—	—	—	(29,736)
Forward foreign currency contracts	—	—	1,014,229	596,712
Foreign currency related transactions	(529)	175	(1,826,889)	(12,669)

Net realized gain (loss)	171,348,118	214,705,824	233,577,964	(12,121,316)

Change in net unrealized appreciation (depreciation) on:
Investments	(53,895,122)	(156,670,969)	(356,153,700)	(78,518,760)
Purchased option contracts	—	—	—	(112,288)
Swap contracts	—	—	—	(4,053)
Open futures contracts	266,591	941,979	3,456,419	(808,002)
Written option contracts	—	—	—	60,634
Forward foreign currency contracts	—	—	(1,203,827)	33,333
Foreign currency related transactions	595	—	218,432	348

Change in net unrealized appreciation (depreciation)	(53,627,936)	(155,728,990)	(353,682,676)	(79,348,788)

Net realized and unrealized gain (loss)	117,720,182	58,976,834	(120,104,712)	(91,470,104)

Net increase (decrease) in net assets resulting from operations	$132,942,505	$71,409,838	$(28,257,953)	$(63,034,927)

*	The Class commenced operations on July 22, 2021.
**	The Class commenced operations on December 27, 2021.

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

Year Ended March 31, 2022

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Investment Income:
Dividends	$659,993	$40,054,959	$20,698,800
Interest	45,797,392	57,036	—
Withholding taxes	(518,399)	(5,103,826)	(980,964)
Securities lending income	56,749	442,947	52,461
Other income	115,742	—	—

Total investment income	46,111,477	35,451,116	19,770,297

Expenses:
Advisory fees	7,628,047	12,344,743	9,647,657
Custodian and fund accounting fees	462,756	769,423	308,994
Audit and tax fees	81,350	220,064	98,926
Transfer agent fees	23,755	24,330	24,762
Legal fees	157,875	239,992	200,878
Trustees fees	77,680	130,117	107,108
Registration fees	63,972	69,741	62,438
Tax expense	201	—	—
Miscellaneous	118,124	148,826	133,561

Total expenses	8,613,760	13,947,236	10,584,324
Advisory fee waiver	(4,250,002)	(6,464,143)	(6,427,089)

Net expenses	4,363,758	7,483,093	4,157,235

Net investment income	41,747,719	27,968,023	15,613,062

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(10,422,429)	595,674	142,476,785
Purchased option contracts	(2,456,825)	—	—
Swap contracts	604,736	—	—
Closed futures contracts	(1,726,820)	(14,386,464)	4,363,423
Written option contracts	1,343,264	—	—
Forward foreign currency contracts	908,044	(149)	—
Foreign currency related transactions	(605,506)	(1,164,418)	(160,468)

Net realized gain (loss)	(12,355,536)	(14,955,357)	146,679,740

Change in net unrealized appreciation (depreciation) on:
Investments	(67,306,048)	(285,636,429)	(40,942,272)
Purchased option contracts	248,923	—	—
Unfunded loan commitments	(2,464)	—	—
Swap contracts	(1,447,858)	—	—
Open futures contracts	(1,092,039)	2,647,960	(159,532)
Written option contracts	(502,842)	—	—
Forward foreign currency contracts	(2,458,000)	—	—
Foreign currency related transactions	222,002	(1,279,989)	(544)

Change in net unrealized appreciation (depreciation)	(72,338,326)	(284,268,458)	(41,102,348)

Net realized and unrealized gain (loss)	(84,693,862)	(299,223,815)	105,577,392

Net increase (decrease) in net assets resulting from operations	$(42,946,143)	$(271,255,792)	$121,190,454

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Equity Fund		Mercer US Small/Mid Cap Equity Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in Net Assets:
Operations:
Net investment income	$15,222,323	$15,257,721	$12,433,004	$10,957,637
Net realized gain	171,348,118	59,078,523	214,705,824	225,148,279
Change in net unrealized appreciation (depreciation)	(53,627,936)	508,237,064	(155,728,990)	719,097,829

Net increase in net assets resulting from operations	132,942,505	582,573,308	71,409,838	955,203,745

Distributions to shareholders (See Note 2):
Class Y-3	(153,164,374)	(15,659,299)	(327,497,452)	(47,874,139)

Total distributions	(153,164,374)	(15,659,299)	(327,497,452)	(47,874,139)

Net share transactions (See Note 7):
Class Y-3	(11,793,535)	55,664,392	163,218,893	(88,706,339)

Increase (decrease) in net assets resulting from net shares transactions	(11,793,535)	55,664,392	163,218,893	(88,706,339)

Net increase (decrease) in net assets	(32,015,404)	622,578,401	(92,868,721)	818,623,267

Net assets:
Beginning of year	1,504,793,575	882,215,174	1,867,168,031	1,048,544,764

End of year	$1,472,778,171	$1,504,793,575	$1,774,299,310	$1,867,168,031

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in Net Assets:
Operations:
Net investment income	$91,846,759	$62,158,964	$28,435,177	$24,507,164
Net realized gain (loss)	233,577,964	465,851,569	(12,121,316)	13,901,000
Change in net unrealized appreciation (depreciation)	(353,682,676)	880,550,961	(79,348,788)	(3,713,587)

Net increase (decrease) in net assets resulting from operations	(28,257,953)	1,408,561,494	(63,034,927)	34,694,577

Distributions to shareholders (See Note 2):
Class Y-3	(600,419,082)	(139,174,497)	(32,157,234)	(44,160,867)
Class I	(495,675)*	—	—	—

Total distributions	(600,914,757)	(139,174,497)	(32,157,234)	(44,160,867)

Net share transactions (See Note 7):
Class Y-3	489,527,726	(114,414,819)	205,333,836	315,401,172
Class I	3,655,660 *	—	100,564,079 **	—

Increase (decrease) in net assets resulting from net shares transactions	493,183,386	(114,414,819)	305,897,915	315,401,172

Net increase (decrease) in net assets	(135,989,324)	1,154,972,178	210,705,754	305,934,882

Net assets:
Beginning of year	3,828,809,775	2,673,837,597	1,255,951,691	950,016,809

End of year	$3,692,820,451	$3,828,809,775	$1,466,657,445	$1,255,951,691

*	The Class commenced operations on July 22, 2021.
**	The Class commenced operations on December 27, 2021.

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in Net Assets:
Operations:
Net investment income	$41,747,719	$57,432,632	$27,968,023	$19,860,570
Net realized gain (loss)	(12,355,536)	25,300,335	(14,955,357)	175,573,598
Change in net unrealized appreciation (depreciation)	(72,338,326)	104,631,986	(284,268,458)	425,718,944

Net increase (decrease) in net assets resulting from operations	(42,946,143)	187,364,953	(271,255,792)	621,153,112

Distributions to shareholders (See Note 2):
Class Y-3	(35,988,286)	(44,901,279)	(198,529,530)	(21,622,556)

Total distributions	(35,988,286)	(44,901,279)	(198,529,530)	(21,622,556)

Net share transactions (See Note 7):
Class Y-3	331,110,996	(254,603,017)	587,725,437	(23,900,544)

Increase (decrease) in net assets resulting from net shares transactions	331,110,996	(254,603,017)	587,725,437	(23,900,544)

Net increase (decrease) in net assets	252,176,567	(112,139,343)	117,940,115	575,630,012

Net assets:
Beginning of year	854,158,678	966,298,021	1,518,654,136	943,024,124

End of year	$1,106,335,245	$854,158,678	$1,636,594,251	$1,518,654,136

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in Net Assets:
Operations:
Net investment income	$15,613,062	$17,036,830
Net realized gain	146,679,740	60,582,649
Change in net unrealized appreciation (depreciation)	(41,102,348)	280,124,947

Net increase in net assets resulting from operations	121,190,454	357,744,426

Distributions to shareholders (See Note 2):
Class Y-3	(156,786,038)	(55,306,768)

Total distributions	(156,786,038)	(55,306,768)

Net share transactions (See Note 7):
Class Y-3	234,481,562	(141,700,142)

Increase (decrease) in net assets resulting from net shares transactions	234,481,562	(141,700,142)

Net increase in net assets	198,885,978	160,737,516

Net assets:
Beginning of year	1,199,457,300	1,038,719,784

End of year	$1,398,343,278	$1,199,457,300

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Financial Highlights

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$11.97		$7.35		$8.58		$10.85	$10.61

Net investment income†	0.12		0.12		0.14		0.12	0.14
Net realized and unrealized gain (loss) on investments	0.98		4.63		(1.00)		0.18	1.68

Total from investment operations	1.10		4.75		(0.86)		0.30	1.82

Less dividends and distributions:
From net investment income	(0.10)		(0.13)		(0.05)		(0.14)	(0.16)
From net realized capital gains on investments	(1.19)		—		(0.32)		(2.43)	(1.42)

Total dividends and distributions	(1.29)		(0.13)		(0.37)		(2.57)	(1.58)

Net asset value, end of year	$11.78		$11.97		$7.35		$8.58	$10.85

Total investment return	8.62	%(a)	64.71	%(a)	(10.95	)%(a)	4.81%	17.26%

Ratios/Supplemental Data:
Net investment income to average net assets	0.96%		1.22%		1.53%		1.21%	1.28%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.56%		0.57%		0.62%		0.63%	0.60%
Net expenses to average daily net assets	0.30	%(b)	0.30	%(b)	0.33	%(b)	0.63%	0.60%
Portfolio turnover rate	30%		43%		76	%(c)	74%	64%
Net assets at end of year (in 000’s)	$1,472,778		$1,504,794		$882,215		$389,415	$512,558

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $769,614,365 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$13.83		$7.71		$10.13		$12.29	$12.12

Net investment income†	0.09		0.07		0.10		0.05	0.04
Net realized and unrealized gain (loss) on investments	0.49		6.38		(2.20)		(0.23)	1.46

Total from investment operations	0.58		6.45		(2.10)		(0.18)	1.50

Less dividends and distributions:
From net investment income	(0.09)		(0.07)		(0.06)		(0.05)	(0.06)
From net realized capital gains on investments	(2.52)		(0.26)		(0.26)		(1.93)	(1.27)

Total dividends and distributions	(2.61)		(0.33)		(0.32)		(1.98)	(1.33)

Net asset value, end of year	$11.80		$13.83		$7.71		$10.13	$12.29

Total investment return	3.45	%(a)	84.20	%(a)	(21.65	)%(a)	0.19%	12.64%

Ratios/Supplemental Data:
Net investment income to average net assets	0.66%		0.68%		0.95%		0.47%	0.31%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.92%		0.93%		0.97%		0.98%	0.95%
Net expenses to average daily net assets	0.46	%(b)	0.46	%(b)	0.49	%(b)	0.98%	0.95%
Portfolio turnover rate	36%		59%		73	%(c)	47%	49%
Net assets at end of year (in 000’s)	$1,774,299		$1,867,168		$1,048,545		$794,403	$907,944

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $550,516,305 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$12.36		$8.46		$9.87		$11.51	$10.44

Net investment income†	0.30		0.19		0.25		0.22	0.19
Net realized and unrealized gain (loss) on investments	(0.30)		4.14		(1.44)		(0.76)	1.75

Total from investment operations	—		4.33		(1.19)		(0.54)	1.94

Less dividends and distributions:
From net investment income	(0.35)		(0.18)		(0.22)		(0.20)	(0.23)
From net realized capital gains on investments	(1.70)		(0.25)		—		(0.90)	(0.64)

Total dividends and distributions	(2.05)		(0.43)		(0.22)		(1.10)	(0.87)

Net asset value, end of year	$10.31		$12.36		$8.46		$9.87	$11.51

Total investment return	(1.07	)%(a)	51.42	%(a)	(12.55	)%(a)	(4.00)%	18.80%

Ratios/Supplemental Data:
Net investment income to average net assets	2.42%		1.78%		2.45%		2.03%	1.64%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.76%		0.76%		0.79%		0.79%	0.79	%(b)
Net expenses to average daily net assets	0.39	%(c)	0.39	%(c)	0.42	%(c)	0.79%	0.79	%(b)
Portfolio turnover rate	57%		81%		74	%(d)	81%	81%
Net assets at end of year (in 000’s)	$3,689,849		$3,828,810		$2,673,838		$2,155,585	$2,159,299

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)	Portfolio turnover calculation does not include $395,102,338 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Period Ended March 31, 2022
For a Class I Share Outstanding Throughout the Period:

Net asset value, beginning of period	$12.99	(a)

Net investment income†	0.17
Net realized and unrealized loss on investments	(0.82)

Total from investment operations	(0.65)

Less dividends and distributions:
From net investment income	(0.33)
From net realized capital gains on investments	(1.70)

Total dividends and distributions	(2.03)

Net asset value, end of period	$10.31

Total investment return	(5.97	)%** (b)

Ratios/Supplemental Data:
Net investment income to average net assets	2.00	%*
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.01	%*
Net expenses to average daily net assets	0.63	%* (c)
Portfolio turnover rate	57%
Net assets at end of period (in 000’s)	$2,971

(a)	The Class commenced operations on July 22, 2021.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$10.46		$10.48		$10.00		$9.90		$9.96

Net investment income†	0.22		0.25		0.27		0.31		0.27
Net realized and unrealized gain (loss) on investments	(0.62)		0.20		0.51		0.11		(0.09)

Total from investment operations	(0.40)		0.45		0.78		0.42		0.18

Less dividends and distributions:
From net investment income	(0.22)		(0.25)		(0.30)		(0.32)		(0.24)
From net realized capital gains on investments	(0.04)		(0.22)		—		—		—

Total dividends and distributions	(0.26)		(0.47)		(0.30)		(0.32)		(0.24)

Net asset value, end of year	$9.80		$10.46		$10.48		$10.00		$9.90

Total investment return	(4.01	)%(a)	4.23	%(a)	7.81	%(a)	4.37%		1.80%

Ratios/Supplemental Data:
Net investment income to average net assets	2.09%		2.33%		2.64%		3.17%		2.71%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.39%		0.40%		0.45%		0.43%		0.43%
Net expenses to average daily net assets	0.16	%(b)	0.15	%(b)	0.19	%(b)	0.43%		0.43%
Portfolio turnover rate	131	%(c)	127	%(c)	158	%(c)	80	%(c)	113	%(c)
Net assets at end of year (in 000’s)	$1,371,901		$1,255,952		$950,017		$548,600		$857,947

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)

Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 96%, 100%, 139%, 74% and 81% for the year ended March 31, 2022, March 31, 2021, March 31, 2020, March 31, 2019 and March 31, 2018, respectively.

†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Period Ended March 31, 2022
For a Class I Share Outstanding Throughout the Period:

Net asset value, beginning of period	$10.43	(a)

Net investment income†	0.03
Net realized and unrealized loss on investments	(0.67)

Total from investment operations	(0.64)

Net asset value, end of period	$9.79

Total investment return	(6.14	)%** (b)

Ratios/Supplemental Data:
Net investment income to average net assets	0.98	%*
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.66	%*
Net expenses to average daily net assets	0.42	%* (c)
Portfolio turnover rate	131	%(d)
Net assets at end of period (in 000’s)	$94,756

(a)	The Class commenced operations on December 27, 2021.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 96% for the period ended March 31, 2022.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$9.58		$8.45		$9.08		$9.80		$9.31

Net investment income†	0.42		0.46		0.44		0.43		0.53
Net realized and unrealized gain (loss) on investments	(0.74)		1.00		(0.85)		(0.94)		0.33

Total from investment operations	(0.32)		1.46		(0.41)		(0.51)		0.86

Less dividends and distributions:
From net investment income	(0.30)		(0.33)		(0.22)		(0.21)		(0.37)
From net realized capital gains on investments	(0.03)		—		—		—		—

Total dividends and distributions	(0.33)		(0.33)		(0.22)		(0.21)		(0.37)

Net asset value, end of year	$8.93		$9.58		$8.45		$9.08		$9.80

Total investment return	(3.44	)%(a)	17.12%		(4.72	)%(a)	(5.15)%		9.42%

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income to average net assets	4.35%		4.83%		4.74%		4.74%		5.49%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.90%		0.87%		0.92%		0.92	%(b)	0.92	%(b)
Net expenses to average daily net assets	0.45	%(c)	0.45%		0.43	%(c)	0.92	%(b)	0.92	%(b)
Portfolio turnover rate	77%		117	%(e)	148	%(d)	243	%(d)	72%
Net assets at end of year (in 000’s)	$1,106,335		$854,159		$966,298		$812,580		$647,222

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)

Includes TBA transactions; excluding these transactions the portfolio turnover rate would have remained the same for the year ended March 31, 2020 and 218% for the year ended March 31, 2019, respectively.

(e)	Portfolio turnover calculation does not include $400,305,493 of securities transferred out of the Fund as part of in-kind redemptions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$11.47		$7.19		$9.05		$11.75		$9.77

Net investment income†	0.19		0.14		0.19		0.17		0.18
Net realized and unrealized gain (loss) on investments	(1.82)		4.29		(1.93)		(1.48)		2.05

Total from investment operations	(1.63)		4.43		(1.74)		(1.31)		2.23

Less dividends and distributions:
From net investment income	(0.32)		(0.15)		(0.12)		(0.01)		(0.25)
From net realized capital gains on investments	(0.95)		—		—		(1.38)		—

Total dividends and distributions	(1.27)		(0.15)		(0.12)		(1.39)		(0.25)

Net asset value, end of year	$8.57		$11.47		$7.19		$9.05		$11.75

Total investment return	(15.35	)%(a)	61.78	%(a)	(19.55	)%(a)	(10.20)%		22.92%

Ratios/Supplemental Data:
Net investment income to average net assets	1.75%		1.47%		2.05%		1.66%		1.62%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.87%		0.87%		0.91%		0.92	%(b)	0.95	%(b)
Net expenses to average daily net assets	0.47	%(c)	0.48	%(c)	0.53	%(c)	0.92	%(b)	0.95	%(b)
Portfolio turnover rate	51%		106%		81	%(d)	57%		93%
Net assets at end of year (in 000’s)	$1,636,594		$1,518,654		$943,024		$1,018,647		$1,116,127

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)	Portfolio turnover calculation does not include $10,686,440 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$14.55		$11.23		$13.13		$12.28	$12.62

Net investment income†	0.18		0.19		0.24		0.18	0.18
Net realized and unrealized gain (loss) on investments	1.32		3.75		(1.14)		0.67	1.39

Total from investment operations	1.50		3.94		(0.90)		0.85	1.57

Less dividends and distributions:
From net investment income	(0.21)		(0.21)		(0.17)		—	(0.18)
From net realized capital gains on investments	(1.66)		(0.41)		(0.83)		—	(1.73)

Total dividends and distributions	(1.87)		(0.62)		(1.00)		—	(1.91)

Net asset value, end of year	$14.18		$14.55		$11.23		$13.13	$12.28

Total investment return	9.95	%(a)	35.29	%(a)	(8.16	)%(a)	6.92%	12.47%

Ratios/Supplemental Data:
Net investment income to average net assets	1.18%		1.42%		1.75%		1.40%	1.35%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.80%		0.80%		0.82%		0.83%	0.80	%(b)
Net expenses to average daily net assets	0.31	%(c)	0.30	%(c)	0.31	%(c)	0.83%	0.80	%(b)
Portfolio turnover rate	59%		54%		38%		80%	36%
Net assets at end of year (in 000’s)	$1,398,343		$1,199,457		$1,038,720		$955,878	$920,610

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Funds

Notes to the Financial Statements

March 31, 2022

1.	Organization

Mercer Funds (the “Trust”) consists of the following seven series: Mercer US Large Cap Equity Fund (“Large Cap”), Mercer US Small/Mid Cap Equity Fund (“Small/Mid Cap”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Mercer Investments LLC (the “Advisor”), a Delaware limited liability company, serves as the investment advisor to the Funds. The Advisor manages each Fund using a “manager of managers” approach by selecting one or more Sub-advisers (each a “Sub-adviser,” and collectively referred to as the “Sub-advisers”) to manage each Fund’s assets. The Funds are open-end investment companies and accordingly follow the open-end investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.

Under the 1940 Act, each Fund is classified as diversified.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap	Long-term total return, which includes capital appreciation and income
Small/Mid Cap	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Adviser Class, Class I, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2022, each Fund had Class Y-3 shares outstanding. In addition, Non-US Core Equity and Core Fixed had Class I shares outstanding. No other classes of shares are outstanding as of March 31, 2022.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities and exchange-traded funds listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Sub-adviser as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ official closing price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker/dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Bank loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Sub-adviser) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. In that regard, at March 31, 2022, substantially all foreign equity securities held by Non-US Core Equity, Emerging Markets and Global Low Volatility were fair valued using valuations provided by an independent valuation service consistent with the valuation procedures approved by the Board.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that the Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. The Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) commitments or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2022. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts and swap contracts are determined using Level 1 inputs as of March 31, 2022.

At March 31, 2022, Large Cap and Small/Mid Cap held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the Schedule of Investments, as well as the “Mutual Fund — Securities Lending Collateral” and the “Futures Contracts” sections whose values were determined using Level 1 inputs.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

The following is a summary of the portfolio securities by level based on inputs used as of March 31, 2022 in valuing the assets and liabilities of Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$34,288,989	$122,453,082	$0	*	$156,742,071
Austria	—	21,026,731	—		21,026,731
Belgium	400,540	15,683,729	—		16,084,269
Brazil	23,934,400	10,503,930	—		34,438,330
Canada	84,160,917	—	—		84,160,917
China	—	17,071,706	—		17,071,706
Denmark	7,773,722	85,823,793	—		93,597,515
Finland	—	32,327,426	—		32,327,426
France	9,169,784	377,610,291	—		386,780,075
Georgia	—	708,040	—		708,040
Germany	13,971,600	263,276,235	—		277,247,835
Hong Kong	—	7,851,924	—		7,851,924
Hungary	—	4,879,789	—		4,879,789
India	—	12,100,103	—		12,100,103
Indonesia	—	8,053,974	—		8,053,974
Ireland	31,911,496	16,660,122	—		48,571,618
Israel	5,586,253	11,475,658	—		17,061,911
Italy	3,429,518	72,932,387	—		76,361,905
Japan	2,679,705	671,534,605	—		674,214,310
Malaysia	—	2,466,943	—		2,466,943
Mexico	3,594,537	—	—		3,594,537
Netherlands	29,145,255	181,406,463	—		210,551,718
Norway	972,597	16,151,797	—		17,124,394
Philippines	—	315,153	—		315,153
Portugal	—	397,911	0	*	397,911
Russia	—	—	233,071		233,071
Singapore	—	9,686,984	—		9,686,984
South Africa	107,663	27,580,094	—		27,687,757
South Korea	—	48,103,032	—		48,103,032
Spain	—	65,809,942	0	*	65,809,942
Sweden	1,849,223	104,105,507	—		105,954,730
Switzerland	14,277,656	360,136,418	—		374,414,074
Taiwan	24,275,168	34,057,301	—		58,332,469
Thailand	—	1,161,937	—		1,161,937
Turkey	—	4,553,871	—		4,553,871
United Kingdom	45,622,445	298,293,843	—		343,916,288
United States	127,510,605	103,942,666	—		231,453,271

Total Common Stocks	464,662,073	3,010,143,387	233,071		3,475,038,531

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$34,310,457	$—	$—	$34,310,457

Preferred Stocks
Brazil	8,182,384	—	—	8,182,384
Germany	—	40,643,993	—	40,643,993
South Korea	—	2,938,844	—	2,938,844

Total Preferred Stocks	8,182,384	43,582,837	—	51,765,221

Warrant
Switzerland	187,934	—	—	187,934

Short-Term Investment
Mutual Fund - Securities Lending Collateral	82,677,714	—	—	82,677,714

Futures Contracts†
Buys	4,018,218	—	—	4,018,218

Total	$594,038,780	$3,053,726,224	$233,071	$3,647,998,075

*	Represents one or more Level 3 securities at $0 value as of March 31, 2022.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$150,133,826	$—		$150,133,826
Corporate Debt	—	527,120,133	0	*	527,120,133
Mortgage Backed Securities - Private Issuers	—	141,243,082	—		141,243,082
Mortgage Backed Securities - U.S. Government Agency Obligations	—	261,521,660	—		261,521,660
Municipal Obligations	—	14,265,506	—		14,265,506
Sovereign Debt Obligations	—	4,898,397	—		4,898,397
U.S. Government and Agency Obligations	—	353,940,293	—		353,940,293

Total Debt Obligations	—	1,453,122,897	0		1,453,122,897

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investment
Mutual Fund - Securities Lending Collateral	$39,160,195	$—	$—	$39,160,195

Futures Contracts†
Sales	1,826,444	—	—	1,826,444

Forward Foreign Currency Contracts†	—	303,693	—	303,693

Total	$40,986,639	$1,453,426,590	$0	$1,494,413,229

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(2,201,479)	$—	$—	$(2,201,479)

Forward Foreign Currency Contract†	—	(105,047)	—	(105,047)

Total	$(2,201,479)	$(105,047)	$—	$(2,306,526)

*	Represents one or more Level 3 securities at $0 value as of March 31, 2022.
†

Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset Backed Securities	$—	$58,126,058	$—	$58,126,058
Bank Loans	—	215,016,330	—	215,016,330
Convertible Debt	—	15,832,892	—	15,832,892
Corporate Debt	—	366,437,845	—	366,437,845
Mortgage Backed Securities - Private Issuers	—	52,781,494	—	52,781,494
Mortgage Backed Securities - U.S. Government Agency Obligations	—	467,226	—	467,226

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Sovereign Debt Obligations	$—	$271,884,153	$3,675,894		$275,560,047
U.S. Government and Agency Obligations	—	42,133,183	—		42,133,183

Total Debt Obligations	—	1,022,679,181	3,675,894		1,026,355,075

Common Stocks
Energy	55	—	—		55
Industrial	—	—	0	*	—
Utilities	—	1,422,302	—		1,422,302

Total Common Stocks	55	1,422,302	0		1,422,357

Convertible Preferred Stocks
Basic Materials	73,259	—	—		73,259
Consumer, Non-cyclical	123,584	—	—		123,584
Energy	2,623,255	3,816,856	—		6,440,111
Financial	230,478	—	—		230,478
Technology	88,342	—	—		88,342
Utilities	178,663	—	—		178,663

Total Convertible Preferred Stocks	3,317,581	3,816,856	—		7,134,437

Preferred Stocks	371,457	—	—		371,457

Short-Term Investments
Mutual Fund - Securities Lending Collateral	46,932,355	—	—		46,932,355
Sovereign Debt Obligation	—	3,369,655	—		3,369,655

Total Short-Term Investments	46,932,355	3,369,655	—		50,302,010

Purchased Options
Purchased Currency Options	—	180,087	—		180,087
Purchased Futures Options	284,355	—	—		284,355
Purchased Swaption	—	1,449,160	—		1,449,160

Total Purchased Options	284,355	1,629,247	—		1,913,602

Futures Contracts†
Buys	78,490	—	—		78,490
Sales	1,996,647	—	—		1,996,647

Total Futures Contracts	2,075,137	—	—		2,075,137

Swaps
OTC Interest Rate Swaps	—	38,488	—		38,488
Centrally Cleared Interest Rate Swaps†	—	322,587	—		322,587
OTC Credit Default Swaps	—	204,039	—		204,039
Centrally Cleared Credit Default Swaps†	—	88,737	—		88,737

Total Swaps	—	653,851	—		653,851

Forward Foreign Currency Contracts†	—	4,392,883	—		4,392,883

Total	$52,980,940	$1,037,963,975	$3,675,894		$1,094,620,809

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(4,614,307)	$—	$—	$(4,614,307)

Swaps
OTC Interest Rate Swaps	—	(32,251)	—	(32,251)
Centrally Cleared Interest Rate Swaps†	—	(360,292)	—	(360,292)
OTC Credit Default Swaps	—	(13,703)	—	(13,703)
Centrally Cleared Credit Default Swaps†	—	(205,528)	—	(205,528)

Total Swaps	—	(611,774)	—	(611,774)

Forward Foreign Currency Contracts†	—	(6,145,459)	—	(6,145,459)

Written Options	(90,307)	(789,617)	—	(879,924)

Total	$(4,704,614)	$(7,546,850)	$—	$(12,251,464)

*	Represents one or more Level 3 securities at $0 value as of March 31, 2022.
†

Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Argentina	$361,930	$—	$—	$361,930
Australia	—	7,409,075	—	7,409,075
Brazil	89,918,180	—	—	89,918,180
Canada	1,482,751	—	—	1,482,751
Chile	4,821,192	—	—	4,821,192
China	38,109,275	401,953,840	—	440,063,115
Czech Republic	—	869,808	—	869,808
Egypt	—	74,902	—	74,902
Hong Kong	—	20,125,239	—	20,125,239
Hungary	—	1,276,859	—	1,276,859
India	19,339,827	203,014,627	—	222,354,454
Indonesia	—	26,130,602	—	26,130,602
Italy	—	8,690,824	—	8,690,824
Japan	—	3,016,959	—	3,016,959

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Malaysia	$—	$90,847	$—		$90,847
Mexico	84,969,781	—	—		84,969,781
Netherlands	—	13,941,159	—		13,941,159
Panama	14,344	—	—		14,344
Peru	6,758,788	—	—		6,758,788
Philippines	—	4,622,130	—		4,622,130
Poland	—	5,747,583	—		5,747,583
Portugal	—	5,330,673	—		5,330,673
Qatar	—	2,764,005	—		2,764,005
Russia	74,903	1,776,863	511,828		2,363,594
South Africa	—	57,864,611	—		57,864,611
South Korea	2,953,564	138,916,331	—		141,869,895
Taiwan	59,184,516	229,838,329	0	*	289,022,845
Thailand	500,310	7,726,515	—		8,226,825
Turkey	—	9,143,622	—		9,143,622
United Arab Emirates	—	3,908,275	—		3,908,275
United Kingdom	—	16,813,917	—		16,813,917
United States	19,213,986	4,616,595	—		23,830,581
Uruguay	2,449,252	—	—		2,449,252

Total Common Stocks	330,152,599	1,175,664,190	511,828		1,506,328,617

Investment Company	8,729,016	—	—		8,729,016

Preferred Stocks
Brazil	13,985,649	—	—		13,985,649
Chile	282,657	—	—		282,657
Colombia	113,106	—	—		113,106
South Korea	—	6,222,635	—		6,222,635
Taiwan	148,378	—	—		148,378

Total Preferred Stocks	14,529,790	6,222,635	—		20,752,425

Warrants
China	4,213,089	—	—		4,213,089

Short-Term Investment
Mutual Fund - Securities Lending Collateral	6,004,273	—	—		6,004,273

Futures Contracts†
Buys	3,421,250	—	—		3,421,250

Total	$367,050,017	$1,181,886,825	$511,828		$1,549,448,670

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Sales	$(12,051)	$—	$—	$(12,051)

Total	$(12,051)	$—	$—	$(12,051)

*	Represents one or more Level 3 securities at $0 value as of March 31, 2022.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$952,137	$21,118,720	$—		$22,070,857
Austria	—	175,413	—		175,413
Bermuda	566,356	—	—		566,356
Brazil	—	506,655	—		506,655
Burkina Faso	—	628,163	—		628,163
Canada	54,192,341	96,533	—		54,288,874
China	7,888,953	1,201,276	—		9,090,229
Denmark	—	6,922,201	—		6,922,201
Finland	—	2,999,900	—		2,999,900
France	—	37,682,156	—		37,682,156
Georgia	—	179,207	—		179,207
Germany	—	19,394,890	—		19,394,890
Hong Kong	6,803	11,988,299	—		11,995,102
Indonesia	—	129,094	—		129,094
Ireland	7,965,455	—	—		7,965,455
Israel	8,523,683	5,849,836	—		14,373,519
Italy	—	3,066,216	—		3,066,216
Japan	—	52,752,576	—		52,752,576
Jordan	—	1,055,844	—		1,055,844
Luxembourg	—	2,305,498	—		2,305,498
Netherlands	—	24,633,483	—		24,633,483
New Zealand	—	4,029,625	—		4,029,625
Norway	—	7,842,545	—		7,842,545
Portugal	—	2,952,096	—		2,952,096
Puerto Rico	2,305,068	—	—		2,305,068
Singapore	—	7,394,368	0	*	7,394,368
South Africa	—	868,051	—		868,051

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
South Korea	$—	$5,267,740	$—	$5,267,740
Spain	—	8,973,228	—	8,973,228
Sweden	—	5,980,999	—	5,980,999
Switzerland	—	55,230,991	—	55,230,991
United Kingdom	386,257	44,804,197	—	45,190,454
United States	905,589,861	3,043,270	—	908,633,131

Total Common Stocks	988,376,914	339,073,070	0	1,327,449,984

Preferred Stocks
Germany	—	465,111	—	465,111

Short-Term Investment
Mutual Fund - Securities Lending Collateral	5,542,973	—	—	5,542,973

Futures Contracts†
Buys	61,668	—	—	61,668

Total	$993,981,555	$339,538,181	$0	$1,333,519,736

*	Represents one or more Level 3 securities at $0 value as of March 31, 2022.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Investments in Derivative Instruments

At March 31, 2022 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$593,028	$593,028

NET REALIZED GAIN (LOSS)(6)
	Equity Risk	Total
Futures Contracts	$3,657,265	$3,657,265

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Equity Risk	Total
Futures Contracts	$266,591	$266,591

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Equity Risk	Total
Long Futures Contracts	$32,798,664	$32,798,664

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Small/Mid Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$494,336	$494,336

NET REALIZED GAIN (LOSS)(6)
	Equity Risk	Total
Futures Contracts	$256,639	$256,639

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Equity Risk	Total
Futures Contracts	$941,979	$941,979

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Equity Risk	Total
Long Futures Contracts	$39,727,956	$39,727,956

Non-US Core Equity

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$4,018,218	$4,018,218

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$1,358,256	$1,358,256
Forward Foreign Currency Contracts	1,014,229	—	1,014,229

Total Realized Gain (Loss)	$1,014,229	$1,358,256	$2,372,485

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$3,456,419	$3,456,419
Forward Foreign Currency Contracts	(1,203,827)	—	(1,203,827)

Total Change in Appreciation (Depreciation)	$(1,203,827)	$3,456,419	$2,252,592

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Long Futures Contracts	$—	$96,255,817	$96,255,817
Forward Foreign Currency Contracts	28,279,583	—	28,279,583

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Core Fixed

ASSET DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts(2)	$—	$1,826,444	$1,826,444
Forward Foreign Currency Contracts(3)	303,693	—	303,693

Total Value	$303,693	$1,826,444	$2,130,137

LIABILITY DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts(2)	$—	$(2,201,479)	$(2,201,479)
Forward Foreign Currency Contracts(5)	(105,047)	—	(105,047)

Total Value	$(105,047)	$(2,201,479)	$(2,306,526)

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Interest Rate Risk	Total
Options Purchased	$—	$82,401	$82,401
Options Written	—	(29,736)	(29,736)
Swaps Contracts	—	(878,834)	(878,834)
Futures Contracts	—	(1,423,083)	(1,423,083)
Forward Foreign Currency Contracts	596,712	—	596,712

Total Realized Gain (Loss)	$596,712	$(2,249,252)	$(1,652,540)

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Interest Rate Risk	Total
Options Purchased	$—	$(112,288)	$(112,288)
Options Written	—	60,634	60,634
Swaps Contracts	—	(4,053)	(4,053)
Futures Contracts	—	(808,002)	(808,002)
Forward Foreign Currency Contracts	33,333	—	33,333

Total Change in Appreciation (Depreciation)	$33,333	$(863,709)	$(830,376)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Interest Rate Risk	Total
Options Purchased	$—	$79,714	$79,714
Options Written	—	102,857	102,857
Swaps Contracts	—	12,751,500	12,751,500
Long Futures Contracts	—	99,055,549	99,055,549
Short Futures Contracts	—	(53,484,975)	(53,484,975)
Forward Foreign Currency Contracts	27,488,552	—	27,488,552

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Opportunistic Fixed

ASSET DERIVATIVES
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased(1)	$—	$180,087	$1,449,160	$284,355	$1,913,602
Futures Contracts(2)	—	—	2,075,137	—	2,075,137
Forward Foreign Currency Contracts(3)	—	4,392,883	—	—	4,392,883
OTC Swaps Contracts	204,039	—	38,488	—	242,527
Centrally Cleared Swap Contracts**	88,737	—	322,587	—	411,324

Total Value	$292,776	$4,572,970	$3,885,372	$284,355	$9,035,473

LIABILITY DERIVATIVES
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Written(4)	$—	$(433,120)	$(402,982)	$(43,822)	$(879,924)
Futures Contracts(2)	—	—	(4,614,307)	—	(4,614,307)
Forward Foreign Currency Contracts(5)	—	(6,145,459)	—	—	(6,145,459)
OTC Swaps Contracts	(13,703)	—	(32,251)	—	(45,954)
Centrally Cleared Swap Contracts**	(205,528)	—	(360,292)	—	(565,820)

Total Value	$(219,231)	$(6,578,579)	$(5,409,832)	$(43,822)	$(12,251,464)

NET REALIZED GAIN (LOSS)(6)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased	$—	$(941,268)	$306,060	$(1,821,617)	$(2,456,825)
Options Written	—	300,941	171,639	870,684	1,343,264
Swaps Contracts	(150,147)	—	809,706	(54,823)	604,736
Futures Contracts	—	—	(1,726,820)	—	(1,726,820)
Forward Foreign Currency Contracts	—	908,044	—	—	908,044

Total Realized Gain (Loss)	$(150,147)	$267,717	$(439,415)	$(1,005,756)	$(1,327,601)

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased	$—	$(22,993)	$610,788	$(338,872)	$248,923
Options Written	—	(197,806)	(172,645)	(132,391)	(502,842)
Swaps Contracts	(173,931)	—	(1,273,927)	—	(1,447,858)
Futures Contracts	—	—	(1,092,039)	—	(1,092,039)
Forward Foreign Currency Contracts	—	(2,458,000)	—	—	(2,458,000)

Total Change in Appreciation (Depreciation)	$(173,931)	$(2,678,799)	$(1,927,823)	$(471,263)	$(5,251,816)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased	$—	$31,169,870	$21,196,542	$10,208	$52,376,620
Options Written	—	(16,197,313)	(22,499,667)	(7,333)	(38,704,313)
Swaps Contracts	40,252,381	—	38,254,076	42,196	78,548,653
Long Futures Contracts	—	—	284,933,352	—	284,933,352
Short Futures Contracts	—	—	(126,663,445)	—	(126,663,445)
Forward Foreign Currency Contracts	—	399,214,934	—	—	399,214,934

Emerging Markets

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$3,421,250	$3,421,250

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$(12,051)	$(12,051)

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$(14,386,464)	$(14,386,464)
Forward Foreign Currency Contracts	(149)	—	(149)

Total Realized Gain (Loss)	$(149)	$(14,386,464)	$(14,386,613)

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$2,647,960	$2,647,960

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Long Futures Contracts	$—	$95,997,741	$95,997,741
Short Futures Contracts	—	(2,498,485)	(2,498,485)
Forward Foreign Currency Contracts	806,041	—	806,041

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Global Low Volatility

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$61,668	$61,668

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$7,002	$4,356,421	$4,363,423

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$1,204	$(160,736)	$(159,532)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Long Futures Contracts	$695,730	$19,554,821	$20,250,551

**Centrally	Cleared Swaps are valued at unrealized appreciation (depreciation) on the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

(3)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(4)	Statements of Assets and Liabilities location: Written options, at value.
(5)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(6)

Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts, Closed futures contracts, Purchased option contracts, Written option contracts and Swap contracts.

(7)

Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts, Open futures contracts, Purchased option contracts, Written option contracts and Swap contracts.

(8)	Amounts disclosed represent average notional value for the months that the Fund held such derivatives during the year ended March 31, 2022.

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Only forward foreign currency contracts, OTC swaps and OTC options assets and liabilities are subject to master netting agreements. An exception to this, Opportunistic Fixed is not a party to an ISDA master agreement with Commonwealth Bank of Australia.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2022.

Core Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
JPMorgan Chase Bank N.A.	$303,693	$(105,047)	$—	$198,646

Offsetting of Financial Liabilities and Derivative Liabilities:
Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
JPMorgan Chase Bank N.A.	$(105,047)	$105,047	$—	$—

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Bank of America, N.A.	$48,575	$(48,575)	$—	$—
Barclays Bank Plc	25,822	(14,616)	—	11,206
BNP Paribas S.A.	215,036	(215,036)	—	—
Citibank N.A.	1,076,582	(851,494)	—	225,088
Deutsche Bank AG	1,418	(1,418)	—	—
Goldman Sachs & Co.	391,237	(391,237)	—	—
Goldman Sachs International	31,878	(31,878)	—	—
HSBC Bank Plc	118,948	(80,554)	(10,000)	28,394
JPMorgan Chase Bank N.A.	1,054,801	(1,054,801)	—	—
Morgan Stanley & Co.	1,680,860	(392,628)	(1,130,254)	157,978
Morgan Stanley and Co. International Plc	181,921	(181,921)	—	—
Morgan Stanley Capital Services, Inc.	1,156,247	(803,787)	—	352,460
Standard Chartered Bank	3,164	(3,164)	—	—
State Street Bank and Trust	114	—	—	114
State Street Bank London	29,665	(15,453)	—	14,212
The BNY Mellon	3,445	(3,445)	—	—
UBS AG	244,536	(244,536)	—	—

	$6,264,249	$(4,334,543)	$(1,140,254)	$789,452

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Bank of America, N.A.	$(301,433)	$48,575	$70,000	$(182,858)
Barclays Bank Plc	(14,616)	14,616	—	—
BNP Paribas S.A.	(268,372)	215,036	53,336	—
Citibank N.A.	(851,494)	851,494	—	—
Deutsche Bank AG	(17,961)	1,418	10,000	(6,543)
Goldman Sachs & Co.	(809,256)	391,237	418,019	—
Goldman Sachs International	(381,687)	31,878	—	(349,809)
HSBC Bank Plc	(80,554)	80,554	—	—
HSBC Bank USA, N.A.	(22,943)	—	—	(22,943)
JPMorgan Chase Bank N.A.	(2,065,676)	1,054,801	450,000	(560,875)
JPMorgan Securities LLC	(186,636)	—	—	(186,636)
Morgan Stanley & Co.	(392,628)	392,628	—	—
Morgan Stanley and Co. International Plc	(389,811)	181,921	—	(207,890)
Morgan Stanley Capital Services, Inc.	(803,787)	803,787	—	—
Standard Chartered Bank	(18,414)	3,164	—	(15,250)
State Street Bank London	(15,453)	15,453	—	—
The BNY Mellon	(22,846)	3,445	—	(19,401)
UBS AG	(313,872)	244,536	—	(69,336)

	$(6,957,439)	$4,334,543	$1,001,355	$(1,621,541)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Withholding taxes on foreign dividends, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

(c)  Cash, cash equivalents and short-term investments

A Fund may invest a portion of its assets in cash and cash equivalents. Cash and cash equivalents are defined as cash and bank balances as well as short-term investments with a maturity of less than three months from the acquisition date.

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked to market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2022. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2022 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap	$10,950,076	$2,060,110	$9,477,508
Small/Mid Cap	27,921,957	10,496,590	18,899,763
Non-US Core Equity	117,387,579	82,677,714	44,622,499
Core Fixed	46,314,991	39,160,195	8,053,840
Opportunistic Fixed	47,741,718	46,932,355	1,656,056
Emerging Markets	46,383,288	6,004,273	43,232,036
Global Low Volatility	7,150,161	5,542,973	2,128,886

For Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2022, with a contractual maturity of overnight and continuous.

For Core Fixed the values of the security loan obligations are classified as follows at March 31, 2022:

	Remaining Contractual Maturity of the Agreements As of March 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Debt	$38,905,361	$—	$—	$—	$38,905,361
Sovereign Debt Obligations	254,834	—	—	—	254,834

Total Borrowings	$39,160,195	$—	$—	$—	$39,160,195

Gross amount of recognized liabilities for securities lending transactions					$39,160,195

For Opportunistic Fixed the values of the security loan obligations are classified as follows at March 31, 2022:

	Remaining Contractual Maturity of the Agreements As of March 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Convertible Debt	$1,171,272	$—	$—	$—	$1,171,272
Convertible Preferred Stocks	252,202	—	—	—	252,202
Corporate Debt	29,307,765	—	—	—	29,307,765
Sovereign Debt Obligations	3,803,804	—	—	—	3,803,804
U.S. Government and Agency Obligations	12,397,312	—	—	—	12,397,312

Total Borrowings	$46,932,355	$—	$—	$—	$46,932,355

Gross amount of recognized liabilities for securities lending transactions					$46,932,355

(e)  Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

may engage in swaps, including, but not limited to, interest rate, currency, credit default, index, and total return swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Up-front payments received or made are reflected as “up-front net premiums received” or “up-front net premiums paid”, respectively, on the Statements of Assets and Liabilities. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with a counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Whether a Fund’s use of swaps or swap options will be successful in achieving the Fund’s investment objective will depend on the Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to an uncleared swap, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap counterparty will be able to meet its obligations pursuant to a swap or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap. However, the amount at risk is, subject to some exceptions, generally only the net unrealized gain, if any, on the swap not the entire notional amount. The Sub-adviser that enters into the swap will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act sets forth a regulatory framework for certain OTC derivatives, such as swaps. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards.

Certain standardized swaps, including certain U.S. dollar and non-U.S. dollar denominated interest rate and credit default index swaps, are subject to mandatory clearing, which interposes a central clearing house as the counterparty to each participant’s swap, and exchange-trading. Additional swap asset classes are expected to be subject to mandatory clearing and exchange-trading in the future. The

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

counterparty risk for cleared derivatives is generally considered to be lower than for uncleared derivatives, but cleared contracts are not risk-free. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Central clearing and exchange trading is only required for trading certain instruments, although central clearing and exchange trading for additional instruments is expected to be implemented by the Commodity Futures Trading Commission (“CFTC”) until the majority of the swaps market is ultimately subject to both. In addition, uncleared swaps that are subject to regulatory collateral requirements could adversely affect a Fund’s ability to enter into swaps in the OTC market. The establishment of a centralized exchange or market for cleared swap transactions may not result in swaps being easier to value or trade. However, swap dealers, major swap participants, and swap counterparties may experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The new requirements prescribed by the Dodd-Frank Act may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell derivatives.

In a cleared swap transaction, the Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin payable or receivable for the change in value as appropriate on the Statements of Assets and Liabilities. Only certain derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like most other investments, swaps are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If a Sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. If the Sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

During the year ended March 31, 2022, Core Fixed and Opportunistic Fixed used swaps to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Fixed and Opportunistic Fixed Schedules of Investments for a listing of open swaps as of March 31, 2022.

(f)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the futures commission merchant. Thereafter, a “variation margin” may be paid by a Fund to or drawn by a Fund from such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities, or currencies, subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable on the Statements of Assets and Liabilities. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

While certain futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future generally is an uncleared agreement resembling a total return swap transaction in which a Fund will commit to receive positive or negative returns on one or more specified equity index futures contracts in exchange for an agreed upon payment by the Fund to the counterparty. If the underlying asset declines in value over the term of the total return swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statements of Operations.

During the year ended March 31, 2022, Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See each Fund’s Schedule of Investments for a listing of open futures contracts as of March 31, 2022.

(g)  Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. The

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

During the year ended March 31, 2022, Core Fixed and Opportunistic Fixed used options for tail risk hedging and to manage currency, interest rate, duration and volatility exposure. See each Fund’s Schedule of Investments for a listing of options as of March 31, 2022.

(h)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund will maintain segregated assets in an amount equal to the contract’s full, notional value. When a Fund enters into a cash-settled forward contract to sell an amount of foreign currency, the Fund will maintain segregated assets in an amount equal to the net amount owed by the Fund. However, currency contracts with respect to identical currencies, with the same counterparty and same settlement date may be netted against each other and, in such cases, a Fund will maintain segregated assets in an amount equal to the net amount owed by the Fund, in accordance with the Trust’s Segregation and Offsetting Position Procedures. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

the account will equal the amount of the Fund’s commitments with respect to such contract. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably.

During the year ended March 31, 2022, Core Fixed and Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Non-US Core Equity and Emerging Markets used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Core Fixed and Opportunistic Fixed Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2022.

(i)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(j)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

A Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation”. See the Schedules of Investments for TBA and when-issued securities held as of March 31, 2022.

(k)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2022.

(l)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedules of Investments for mortgage-backed and asset-backed securities held by Core Fixed and Opportunistic Fixed as of March 31, 2022.

(m)  Bank loans

Core Fixed and Opportunistic Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2022, Opportunistic Fixed had the following unfunded loan commitments:

Borrower	Par	Cost	Value	Unrealized Gain (Loss)
Athenahealth, Inc.	$17,391	$17,391	$17,244	$(147)
Pacific Bells, LLC	4,330	4,288	4,216	(72)
Thermostat Purchaser III, Inc.	55,263	55,394	54,849	(545)
VT Topco, Inc.	22,597	22,598	22,414	(184)
Western Dental Services, Inc.	47,300	47,300	47,152	(148)

	$146,881	$146,971	$145,875	$(1,096)

(n)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(o)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On March 31, 2022, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

Unlimited
Opportunistic Fixed	$11,784,008

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2022, Large Cap, Small/Mid Cap, Non-US Core

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Equity, Core Fixed and Emerging Markets have elected to defer current year post-October losses of $5,090,416, $8,996,368, $3,861,621, $11,647,069 and $31,270,762, respectively.

As of March 31, 2022, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and derivatives were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap	$1,150,337,801	$326,825,759	$(50,079,775)	$276,745,984
Small/Mid Cap	1,433,226,161	354,807,598	(62,509,185)	292,298,413
Non-US Core Equity	3,438,748,364	460,111,869	(254,880,376)	205,231,493
Core Fixed	1,571,228,289	4,021,004	(82,966,201)	(78,945,197)
Opportunistic Fixed	1,153,347,993	15,165,210	(81,014,265)	(65,849,055)
Emerging Markets	1,643,748,172	192,944,325	(290,665,077)	(97,720,752)
Global Low Volatility	1,140,864,875	225,187,972	(32,594,779)	192,593,193

The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These differences primarily relate to swap income, gains and losses from passive foreign investment companies and other basis adjustments during the period ended March 31, 2022.

As of March 31, 2022, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2022 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

During the years ended March 31, 2022 and March 31, 2021, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2022			2021
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Large Cap	$20,757,558	$132,406,816	$—	$15,195,896	$463,403	$—
Small/Mid Cap	104,275,807	223,221,645	—	9,952,139	37,922,000	—
Non-US Core Equity	265,504,360	335,410,397	—	58,417,561	80,756,936	—
Core Fixed	27,671,089	4,486,145	—	41,151,194	3,009,673	—
Opportunistic Fixed	35,988,286	—	—	44,901,279	—	—
Emerging Markets	93,881,557	104,647,973	—	21,622,556	—	—
Global Low Volatility	22,655,390	134,130,648	—	30,895,036	24,411,732	—

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses and Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap	$—	$88,059,388	$(5,090,416)	$276,746,216	$359,715,188
Small/Mid Cap	—	80,318,000	(8,996,368)	292,298,413	363,620,045
Non-US Core Equity	—	83,464,600	(3,861,621)	205,160,292	284,763,271
Core Fixed	7,895,380	—	(11,647,069)	(78,945,036)	(82,696,725)
Opportunistic Fixed	2,452,570	—	(11,789,430)	(66,180,460)	(75,517,320)
Emerging Markets	4,262,815	—	(31,270,762)	(102,187,900)	(129,195,847)
Global Low Volatility	31,766,487	46,770,334	—	192,618,480	271,155,301

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(p)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(q)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

3.	Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a committed, unsecured revolving line of credit through December 8, 2022. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to 1% plus the higher of (i) the Federal Funds Rate or (ii) the Federal Reserve Bank of New York Overnight Bank Funding Rate. The Funds did not borrow under the Agreement during the year ended March 31, 2022.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

5.	Fees and other transactions with affiliates

As of March 31, 2022, the Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Large Cap	0.53%	0.51%	0.46%
Small/Mid Cap	0.90%	0.88%	0.83%
Non-US Core Equity	0.75%	0.73%	0.68%
Core Fixed	0.35%	0.33%	0.28%
Opportunistic Fixed	0.80%	0.78%	0.73%
Emerging Markets	0.80%	0.78%	0.73%
Global Low Volatility	0.75%	0.73%	0.68%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Advisor has contractually agreed, until at least July 31, 2022, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Funds’ Sub-advisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Funds’ Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Funds to the Advisor. The fees waived are shown in the Advisory fee waiver line in the Statements of Operations.

The Advisor provides certain internal administrative services to the Adviser Class, Class I and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.15% and 0.15% of the average daily net assets of the Adviser Class, Class I and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Adviser Class, Class I and Class Y-2 shares, including the transfer agent. As of March 31, 2022, only Non-US Core Equity and Core Fixed had Class I shares outstanding (since July 22, 2021 and December 27, 2021, respectively). As of March 31, 2022, there were no Advisor Class, Class I (except Non-US Core Equity and Core Fixed) or Class Y-2 shares of any of the Funds outstanding, and as such the Advisor did not receive any administrative services fees from those classes of those Funds.

The Funds have adopted a plan of marketing and service, or “12b-1 plan,” to finance the provision of certain shareholder services to the owners of Adviser Class shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Adviser Class shares. There were no Advisor Class shares of any of the Funds outstanding as of March 31, 2022, and as a result, no 12b-1 fees were paid by any of the Funds for the year ended March 31, 2022.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments for the year ended March 31, 2022, were as follows:

	Long-Term U.S. Government Securities		Other Long-Term Securities
Purchases
Large Cap	$—		$451,155,046
Small/Mid Cap	—		641,964,035
Non-US Core Equity	—		2,107,431,775
Core Fixed	1,745,867,590	*	338,553,794
Opportunistic Fixed	96,683,744		916,063,360
Emerging Markets	—		1,159,056,315
Global Low Volatility	—		815,320,695
Sales
Large Cap	—		575,368,489
Small/Mid Cap	—		805,222,310
Non-US Core Equity	—		2,060,919,553
Core Fixed	1,582,443,072	*	189,066,442
Opportunistic Fixed	54,143,470		641,941,717
Emerging Markets	—		766,507,829
Global Low Volatility	—		744,305,310

*	Includes purchases of $484,636,241 and sales of $500,606,647 for TBA securities.

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	3,292,166	$41,900,630	30,962,052	$287,076,980
Shares issued to shareholders in reinvestment of distributions	12,381,922	153,164,374	1,395,659	15,659,299
Shares repurchased	(16,361,027)	(206,858,539)	(26,715,449)	(247,071,887)

Net increase (decrease)	(686,939)	$(11,793,535)	5,642,262	$55,664,392

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Small/Mid Cap

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	17,437,012	$231,465,353	37,439,316	$370,106,733
Shares issued to shareholders in reinvestment of distributions	26,672,924	327,010,046	3,876,449	47,874,139
Shares repurchased	(28,752,187)	(395,256,506)	(42,246,255)	(506,687,211)

Net increase (decrease)	15,357,749	$163,218,893	(930,490)	$(88,706,339)

Non-US Core Equity

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	81,023,506	$991,262,362	65,896,176	$677,092,129
Shares issued to shareholders in reinvestment of distributions	54,329,508	599,254,468	11,804,453	139,174,496
Shares repurchased	(87,361,191)	(1,100,989,104)	(84,194,014)	(930,681,444)

Net increase (decrease)	47,991,823	$489,527,726	(6,493,385)	$(114,414,819)

	Shares	Amount	Shares	Amount
Class I:(a)
Shares sold	243,263	$3,159,985	—	$—
Shares issued to shareholders in reinvestment of distributions	44,939	495,675	—	—

Net increase	288,202	$3,655,660	—	$—

(a)	The Class commenced operations on July 22, 2021.

Core Fixed

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	45,916,697	$480,297,012	51,857,972	$561,129,888
Shares issued to shareholders in reinvestment of distributions	3,063,726	31,985,302	4,100,359	44,160,867
Shares repurchased	(29,088,916)	(306,948,478)	(26,523,134)	(289,889,583)

Net increase	19,891,507	$205,333,836	29,435,197	$315,401,172

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class I:(a)
Shares sold	10,280,356	$106,539,496	—	$—
Shares repurchased	(598,919)	(5,975,417)	—	—

Net increase	9,681,437	$100,564,079	—	$—

(a)	The Class commenced operations on December 27, 2021.

Opportunistic Fixed

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	47,045,253	$450,031,319	35,793,896	$341,758,285
Shares issued to shareholders in reinvestment of distributions	3,837,019	35,914,494	4,538,747	44,890,690
Shares redeemed through in-kind redemption*	—	—	(53,122,684)	(522,195,987)
Shares repurchased	(16,191,116)	(154,834,817)	(12,382,191)	(119,056,005)

Net increase (decrease)	34,691,156	$331,110,996	(25,172,232)	$(254,603,017)

*

On February 19, 2021, Opportunistic Fixed transferred securities in-kind valued at $400,305,493 and cash of $121,890,494 for a redemption. This resulted in 53,122,684 shares redeemed valued at $522,195,987. This transfer also resulted in a realized gain of $19,839,043 which is shown on the Statements of Operations.

Emerging Markets

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	70,433,580	$743,231,851	35,219,281	$328,271,034
Shares issued to shareholders in reinvestment of distributions	20,700,953	198,108,117	1,996,543	21,622,556
Shares repurchased	(32,569,435)	(353,614,531)	(36,001,619)	(373,794,134)

Net increase	58,565,098	$587,725,437	1,214,205	$(23,900,544)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

Global Low Volatility

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	33,074,478	$499,899,757	21,096,201	$276,904,152
Shares issued to shareholders in reinvestment of distributions	10,738,770	156,786,038	3,916,910	55,306,768
Shares repurchased	(27,607,264)	(422,204,233)	(35,047,110)	(473,911,062)

Net increase (decrease)	16,205,984	$234,481,562	(10,033,999)	$(141,700,142)

8.	Recent accounting pronouncements

In October 2020, Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. As of March 31, 2022, Management has fully implemented the new rule and there was no material impact.

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

9.	Certain risks

In the normal course of business, the Funds invest in securities or other instruments and may enter into transactions, and such activities subject each Fund to various risks, including fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations (credit risk). Investments in foreign securities involve certain risks, including foreign currency fluctuations and those related to political or economic instability.

Additional risks associated with certain of the Funds’ investments are described above within the respective security type notes. A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

The worldwide outbreak of COVID-19, a novel coronavirus disease, began in early 2020 and continues to mutate with new variants, including Delta and Omicron, during both 2020 and 2021. This

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2022

continuation of the coronavirus, has negatively affected economies, markets and individual companies throughout the world and has increased market volatility. In addition, macro-economic risks have increased in the form of supply chain disruptions, increased inflationary pressures, and the Russian invasion of Ukraine. Annual inflation rates for the United States, the United Kingdom, and the Eurozone, were between 6% and 8%, based on February reports. Both COVID-19 and the geopolitical crisis in Ukraine and Russia (with its affect on commodity prices, in particular) have contributed to these inflationary pressures. These developments that disrupt global economies and financial markets may magnify factors that affect the Funds’ performance. The effects of the pandemic and macro-economic and geopolitical events may materially impact the value and performance of the Funds, their ability to buy and sell investments and their ability to achieve the investment objectives. The ultimate impact of any of these events on the financial performance of the Funds’ investments cannot be reasonably estimated at this time.

LIBOR Transition Risk: The market is in the process of transitioning away from a commonly used interest rate, the London Interbank Offered Rate (“LIBOR”). The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to LIBOR, which may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The process of transitioning to a new rate might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments.

10.	Subsequent events

Management has evaluated the impact of subsequent events through May 24, 2022, the date the financial statements were issued, for possible adjustment and/or disclosure in the Funds’ financial statements. Management has determined that there are no material events that would require adjustment and/or disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Mercer Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Mercer Funds (the “Funds”) comprising Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund, including the schedules of investments as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Mercer Funds as of March 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts

May 24, 2022

We have served as the auditor of one or more Mercer investment companies since 2006.

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Sub-advisers use to determine how to vote proxies relating to the Fund’s portfolio securities can be found in the Funds SAI (Appendix B), and is available, (i) without charge, upon request, by calling 1-888-887-0619, (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, and (iii) online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer. Information about the Funds’ proxy voting decisions are available online at https://viewpoint.glasslewis.com/WD/?siteId=MercerFundsProxy and http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2022, were as follows:

Fund
Large Cap	$132,406,816
Small/Mid Cap	223,221,645
Non-US Core Equity	335,410,397
Core Fixed	4,486,145
Emerging Markets	104,647,973
Global Low Volatility	134,130,648

For the year ended March 31, 2022, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $10,407,065 and $6,789,242, respectively, and foreign source income of $113,643,230 and $39,926,571, respectively.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2022, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund
Large Cap	$19,381,319
Small/Mid Cap	17,627,185
Non-US Core Equity	106,657,930
Opportunistic Fixed	228,540
Emerging Markets	22,650,789
Global Low Volatility	17,796,952

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2022, qualified for the dividends received deduction, as follows:

Fund
Large Cap	85.95%
Small/Mid Cap	26.78%
Non-US Core Equity	0.37%
Opportunistic Fixed	0.56%
Emerging Markets	0.48%
Global Low Volatility	40.98%

Mercer Funds

Additional Information (Unaudited) (Continued)

Board Approval of a New Subadvisory Agreement for One of the Funds During the Period October 1, 2021 through March 31, 2022

Mercer US Large Cap Equity Fund

At a meeting of the Board of Trustees held on December 16, 2021 (the “Meeting”), the Advisor recommended, and the Board of Trustees, including the Independent Trustees, considered and approved, with respect to Mercer US Large Cap Equity Fund (the “Fund”), a proposed new subadvisory agreement to be entered into by the Advisor and O’Shaughnessy Asset Management, LLC (“OSAM” and the “New OSAM Subadvisory Agreement”) to replace the previous subadvisory agreement that had been entered into between the Advisor and OSAM (the “Prior OSAM Subadvisory Agreement”) that was deemed to be terminated effective upon the closing of a transaction involving the acquisition of OSAM by Franklin Resources, Inc. (“Franklin” and the “Franklin Transaction”). The Franklin Transaction was successfully completed and closed effective as of December 31, 2021, and as of that date OSAM became a separate operating subsidiary of Franklin.

Approval of a New Subadvisory Agreement for the Fund with O’Shaughnessy Asset Management, LLC

At the Meeting, the Board, including a majority of the Independent Trustees, considered and approved the New OSAM Subadvisory Agreement, effective upon the closing of the Franklin Transaction. In considering the approval of the New OSAM Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor and OSAM that included, as to OSAM and the Fund: (i) the New OSAM Subadvisory Agreement; (ii) information regarding the review and due diligence process by which the Advisor continued to evaluate OSAM, and recommend OSAM for Board approval, and the Advisor’s rationale for recommending the continued retention of OSAM following the closing of the Franklin Transaction; (iii) information describing the nature, extent, and quality of the services that OSAM has provided to the Fund, and the fees that OSAM charged for these services; (iv) the Fee Waiver Agreement, which requires the Advisor to waive any portion of the management fee it is entitled to under the Management Agreement with respect to the Fund that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors for the management of their allocated portions of the Fund; (v) information regarding OSAM’s business and operations, financial condition, portfolio management team, and compliance program, and Franklin’s representations and the Advisor’s views of the effect that the Franklin Transaction may have on OSAM’s business and operations; (vi) information regarding OSAM’s compliance policies and procedures as well as the retention incentives intended to ensure the continuity of OSAM’s Chief Compliance Officer; (vii) information regarding OSAM’s historical performance in managing its allocated portion of the Fund’s investment portfolio as well as OSAM’s historical performance in managing other of its client accounts using the investment strategy that it employs for the Fund and a comparison of such performance to a relevant index; and (viii) the Advisor’s detailed monitoring and reporting of OSAM’s performance on qualitative and quantitative factors.

In addition, the Independent Trustees considered their discussions with representatives of the Advisor regarding OSAM and the Franklin Transaction. The Independent Trustees considered the factors that the Independent Trustees deemed relevant with respect to OSAM, including: the nature, extent, and quality of the services to be provided to the Fund by OSAM following the consummation of the Franklin Transaction; OSAM’s investment management style and investment decision-making process; OSAM’s historical performance record managing its allocated portion of the Fund’s portfolio, as well as managing a registered investment company similar to the Fund; the qualifications and experience of the employees at OSAM who were responsible for the day-to-day management of the allocated portion of the Fund; and OSAM’s staffing levels and overall resources. The Independent Trustees also took into

Mercer Funds

Additional Information (Unaudited) (Continued)

consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the other Subadvisors to the Fund, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to the Fund and to OSAM, the Independent Trustees considered the following factors:

(a)  The nature, extent, and quality of the advisory services to be provided by OSAM. The Independent Trustees reviewed the nature, extent, and quality of the advisory services that OSAM had provided to the Fund under the Prior OSAM Subadvisory Agreement and that are proposed to be provided by OSAM under the New OSAM Subadvisory Agreement. The Independent Trustees considered, as to OSAM: (i) its reputation and the qualifications of its personnel; (ii) its expertise in providing portfolio management services to the Fund and another similar investment portfolio and the performance history of the Fund and such other portfolio; (iii) its investment strategy for the Fund; (iv) its performance relative to comparable mutual funds and unmanaged indices; and (v) its compliance program. The Independent Trustees also considered the review process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the subadvisory services provided and expected to be provided by OSAM to the Fund after consummation of the Franklin Transaction. The Independent Trustees also noted that the executive and portfolio management teams of OSAM were expected to stay in place after consummation of the Franklin Transaction. The Independent Trustees concluded that the Fund and its shareholders would likely continue to benefit from the quality and experience of OSAM’s investment professionals after the consummation of the Franklin Transaction.

(b)  Comparison of the services to be rendered and fees to be paid to OSAM under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees considered the services that would be rendered by OSAM and evaluated the compensation to be paid to OSAM by the Advisor for those services. The Independent Trustees considered the fees payable under the New OSAM Subadvisory Agreement. The Independent Trustees took account of the Advisor’s reasons for concluding that the compensation payable to OSAM for its proposed services to the Fund was reasonable in light of the nature and quality of the services furnished to the Fund, and the Advisor’s recommendation that OSAM continue following the Franklin Transaction, particularly in light of the fact that OSAM’s fees would indirectly be borne by the Fund and its shareholders as a result of the Fee Waiver Agreement. The Independent Trustees also took note of the Advisor’s explanation that the Advisor was not realizing a direct profit from the investment advisory services it provides to the Fund as a result of the subadvisory fee arrangements and the Fee Waiver Agreement. The Independent Trustees concluded that the proposed fees to be paid to OSAM by the Advisor with respect to the assets allocated to OSAM were appropriate in light of the services that were expected to be provided by OSAM. The Independent Trustees noted that the services that OSAM would furnish to the Fund appeared to be comparable to the services that OSAM currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered that the fees agreed to by OSAM were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend that OSAM continue to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to OSAM for its services to the Fund were reasonable.

Mercer Funds

Additional Information (Unaudited) (Continued)

The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to OSAM from its relationship with the Fund. Since the fees to be paid to OSAM were the result of arm’s length bargaining between unaffiliated parties, the relevance of OSAM’s potential profitability was considered by the Independent Trustees in that context.

(c)  Investment performance of the Fund and OSAM. The Independent Trustees considered whether OSAM operated within the Fund’s investment objective and style, and considered OSAM’s record of compliance with the Fund’s relevant investment restrictions. The Independent Trustees also considered the Advisor’s conclusions, and the reasons supporting the Advisor’s conclusions, that the performance record of OSAM supported the approval of the New OSAM Subadvisory Agreement.

Conclusion.  Following full consideration of the foregoing factors, it was reported that no single factor was determinative to the decision of the Independent Trustees. Based on these factors and others addressed at the Meeting, along with the determination of the Advisor at the conclusion of its review and due diligence process and such other matters as were deemed relevant, the Independent Trustees determined to approve the New OSAM Subadvisory Agreement.

Mercer Funds

Additional Information (Unaudited) (Continued)

Discussion of the Operation and Effectiveness of the Funds’

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”) which Mercer Investments LLC, the investment advisor to the Funds (the “Advisor”), believes is reasonably designed to assess and manage each Fund’s liquidity risk. The Board has designated the Advisor to serve as the administrator of the Program pursuant to the Liquidity Rule. The Advisor has established a Liquidity Risk Committee which is appointed to carry out day-to-day responsibilities under the Program. The Liquidity Risk Committee is comprised of representatives from various departments at the Advisor.

At a meeting of the Board held on March 8, 2022, the Advisor provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Review Period”). The report noted that the Advisor has concluded that the Program is reasonably designed and adequate to assess and manage each Fund’s liquidity risk, as such term is defined in the Liquidity Rule. In light of its experiences administering the Program during the Review Period, the Advisor has concluded that the Program has been implemented and operated effectively to assess and manage each Fund’s liquidity risk and further believes that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. Additionally, the report noted that no material changes to the Program have occurred during the Review Period or are contemplated. The report also noted that the Liquidity Risk Committee believes that each Fund’s liquidity risk remains within appropriate parameters and that each Fund’s investment strategy is appropriate for an open-end mutual fund. The report further reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without significant dilution to existing shareholders.

The Liquidity Rule and the Program also require the Funds to classify each portfolio investment into one of four liquidity categories. The Advisor has engaged an independent third-party vendor, which includes the use of that vendor’s proprietary liquidity analytical tool, to assist the Funds in classifying portfolio investments, based on inputs and assumptions adopted by the Liquidity Risk Committee in its reasonable judgment. In classifying portfolio investments, the Liquidity Risk Committee takes into account relevant market, trading and investment-specific considerations as well as the reasonably anticipated trade size of each portfolio investment.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). The Liquidity Rule also prohibits the acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2021 through March 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.31%	1,000.00	993.30	996.65	1.54
Hypothetical	0.31%	1,000.00	1,023.39	1,011.70	1.56

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.31%, multiplied by the average account value over the period, multiplied by 182/365.

Small/Mid Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.46%	1,000.00	984.70	992.35	2.28
Hypothetical	0.46%	1,000.00	1,022.64	1,011.32	2.32

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 182/365.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.39%	1,000.00	951.60	975.80	1.90
Hypothetical	0.39%	1,000.00	1,022.99	1,011.50	1.97

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.39%, multiplied by the average account value over the period, multiplied by 182/365.

Non-US Core Equity — Class I

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.64%	1,000.00	950.60	975.30	3.11
Hypothetical	0.64%	1,000.00	1,021.74	1,010.87	3.23

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 182/365.

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.17%	1,000.00	937.50	968.75	0.82
Hypothetical	0.17%	1,000.00	1,024.08	1,012.04	0.86

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 182/365.

Core Fixed — Class I*

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred**
Actual	0.42%	1,000.00	938.60	969.30	1.05
Hypothetical	0.42%	1,000.00	1,011.80	1,005.90	1.09

*	The Class commenced operations on December 27, 2021.
**	Actual expenses are equal to the Class’ annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 94/365.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.45%	1,000.00	943.90	971.95	2.18
Hypothetical	0.45%	1,000.00	1,022.69	1,011.35	2.27

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 182/365.

Emerging Markets — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.47%	1,000.00	884.30	942.15	2.21
Hypothetical	0.47%	1,000.00	1,022.59	1,011.30	2.37

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 182/365.

Global Low Volatility — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.32%	1,000.00	1,024.80	1,012.40	1.62
Hypothetical	0.32%	1,000.00	1,023.34	1,011.67	1.61

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 182/365.

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-888-887-0619, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (78)	Trustee	Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of Cara Therapeutics, Inc.; Mr. Bains was a director of BG Medicine, Inc.(2007 to 2014) and a trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).

Adela M. Cepeda 99 High Street Boston, MA 02110 (64)	Trustee	Trustee since 2005	Ms. Cepeda was Managing Director of PFM Financial Advisors LLC (a financial advisory firm) from September 2016 to December 2019. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995 — 2016.	7	Ms. Cepeda is a director or trustee of: The UBS Funds (12 portfolios); UBS Relationship Funds; SMA Relationship Trust (1 portfolio); Morgan Stanley Pathway Funds (11 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a director of Fort Dearborn Income Securities, Inc. (2000 to 2016).

Gail A. Schneider 99 High Street Boston, MA 02110 (73)	Chairperson and Trustee	Chairperson since 2022; Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JPMorgan Chase & Co.	7	None

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Luis A. Ubiñas 99 High Street Boston, MA 02110 (59)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: ATT, Electronic Arts, Inc., and Tanger Factory Outlet Centers, Inc.

Joan E. Steel 99 High Street Boston, MA 02110 (68)	Trustee	Trustee since 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since September 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	7	Ms. Steel was an independent director of The Hershey Trust Company from 2012 to 2016.

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Joseph** (57)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is Vice President and Head of the US Mercer Delegated Solutions of Mercer Investments LLC since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investments LLC.	7	Mr. Joseph is a trustee of Mercer Trust Company LLC and was a director of Mercer Investments LLC from January 2017 to March 2019.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Samantha Davidson (46)	Vice President	Since 2021	Ms. Davidson is a Senior Partner at Mercer for Mercer’s OCIO Business. Prior to joining Mercer in 2020, Ms. Davidson spent 17 years in various positions, most recently as Managing Director and head of client solutions for Goldman Sachs Personal Financial Management.

Stephen Gouthro (54)	Vice President, Treasurer and Chief Financial Officer	Since 2018	Mr. Gouthro is a partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Barry Vallan (52)	Vice President and Assistant Treasurer	Since 2021	Mr. Vallan is a Principal and the Head of Fund Administration at Mercer Investments LLC. Prior to joining Mercer in 2020, Mr. Vallan was Vice President of Fund Administration at J.P. Morgan (from 2017 to 2020) and a Director of Fund Accounting & Administration at the Bank of America (from 2002 to 2017).

Jeff Coleman (52)	Vice President and Assistant Treasurer	Since 2019	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019. Prior to joining Mercer, Mr. Coleman was a Vice President at Fidelity Investments from 2016 to 2018 and a Managing Director, Fund Chief Financial Officer at BofA Global Capital Management from 2010 to 2016.

Stan Mavromates (61)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investments LLC since 2012.

Colin Dean (45)	Vice President and Assistant Secretary	Since 2021++	Mr. Dean is Global Chief Counsel, Investments since 2018. He has served as Senior Legal Counsel — Investments for Mercer Investments LLC since 2010.

Caroline Hulme (36)	Vice President, Chief Legal Officer and Secretary	Since 2021++	Ms. Hulme is Senior Legal Counsel, Investments since 2018. She served as Legal Counsel — Investments for Mercer Investments LLC since 2014.

Larry Vasquez (54)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.

Erin Lefkowitz (40)	Vice President	Since 2021	Ms. Lefkowitz is a Vice President and Senior Portfolio Manager of Mercer Investments LLC. Prior to joining Mercer in 2021, Ms. Lefkowitz held various roles in risk management, portfolio construction, trading and global fixed income portfolio management at Putnam Investments.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Tammy Choe (41)	Vice President and Chief Compliance Officer	Since 2022	Ms. Choe serves as Chief Compliance Officer of Mercer Investments LLC since March 2022 and Mercer Trust Company LLC since May 2022. Prior to joining Mercer, Ms. Choe was Chief Compliance Officer at Cadre (CCV, LLC) from June to December 2021. Ms. Choe also served in various compliance positions for Prudential Financial including Chief Compliance Officer from 2020-2021 of QMA LLC (a PGIM subsidiary), and Deputy Chief Compliance Officer from 2015-2020.

Kevin McKiernan (57)	Vice President and Deputy Chief Compliance Officer	Since 2021	Mr. McKiernan is a Senior Compliance Officer at Mercer Investments LLC. Prior to joining Mercer in 2019, he served as a compliance consultant for Mission Critical Services Corp. From 2004 to 2018, Mr. McKiernan held various positions with Prudential Financial, most recently as Director, PGIM Investments.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
++	Prior to 2021, Mr. Dean and Ms. Hulme each held different positions with the Trust, since 2010 and 2017, respectively.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

(b) Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr. and Adela Cepeda who are both “independent” as defined in Item 3(a)(2) of this Form.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $365,500 and $380,500 for the fiscal years ended March 31, 2021 and March 31, 2022, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2021 and March 31, 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $69,300 and $71,400 for the fiscal years ended March 31, 2021 and March 31, 2022, respectively. Fees in the amount of $123,144 and $31,942 were billed in the fiscal years ended March 31, 2021 and March 31, 2022, respectively for review of non-US capital gains and the preparation and filing of return of income for the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

(d) All Other Fees – Fees in the amount of $54,833 and $4,500 were billed in the fiscal year ended March 31, 2021 and March 31, 2022, respectively for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund and the Mercer Global Low Volatility Equity Fund in certain European Union countries.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the    Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)    There were no services described in (b) through (d) above (including services required to be approved by the    audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

There were no aggregate fees billed for the fiscal year ended March 31, 2022 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above),     attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	/s/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)
Date 5/24/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)
Date 5/24/22

By (Signature and Title)	/s/ Stephen Gouthro
Stephen Gouthro Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date 5/24/22